UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File Number: 811-07538

LORD ABBETT SECURITIES TRUST
(Exact name of Registrant as specified in charter)

90 Hudson Street, Jersey City, New Jersey 07302-3973
(Address of principal executive offices) (Zip code)

Randolph A. Stuzin, Esq.
Vice President and Assistant Secretary
Member, Chief Legal Officer of Lord, Abbett & Co. LLC
90 Hudson Street, Jersey City, New Jersey 07302-3973
(Name and address of agent for service)

Registrant’s telephone number, including area code: (888) 522-2388

Date of fiscal year end: 10/31

Date of reporting period: 10/31/2023

Item 1:	Report(s) to Shareholders.

LORD ABBETT

ANNUAL REPORT

Lord Abbett

Alpha Strategy Fund	Health Care Fund

Focused Growth Fund	International Equity Fund

Focused Large Cap Value Fund	International Opportunities Fund

Focused Small Cap Value Fund	International Value Fund

Fundamental Equity Fund	Micro Cap Growth Fund

Global Equity Fund	Value Opportunities Fund

Growth Leaders Fund

For the fiscal year ended October 31, 2023

Table of Contents

1	A Letter to Shareholders

20	Investment Comparisons

36	Information About Your Fund’s Expenses and Holdings Presented by Portfolio Allocation/Sector

Schedules of Investments:

63	Alpha Strategy Fund

64	Focused Growth Fund

66	Focused Large Cap Value Fund

68	Focused Small Cap Value Fund

71	Fundamental Equity Fund

74	Global Equity Fund

79	Growth Leaders Fund

81	Health Care Fund

84	International Equity Fund

89	International Opportunities Fund

95	International Value Fund

99	Micro Cap Growth Fund

102	Value Opportunities Fund

106	Statements of Assets and Liabilities

114	Statements of Operations

120	Statements of Changes in Net Assets

130	Financial Highlights

180	Notes to Financial Statements

217	Report of Independent Registered Public Accounting Firm

219	Supplemental Information to Shareholders

Lord Abbett Securities Trust

Lord Abbett Alpha Strategy Fund, Lord Abbett Focused Growth Fund, Lord Abbett Focused Large Cap Value Fund, Lord Abbett Focused Small Cap Value Fund, Lord Abbett Fundamental Equity Fund, Lord Abbett Global Equity Fund, Lord Abbett Growth Leaders Fund, Lord Abbett Health Care Fund, Lord Abbett International Equity Fund, Lord Abbett International Opportunities Fund, Lord Abbett International Value Fund, Lord Abbett Micro Cap Growth Fund, and Lord Abbett Value Opportunities Fund

Annual Report

For the fiscal year ended October 31, 2023

From left to right: James L.L. Tullis, Independent Chair of the Lord Abbett Funds and Douglas B. Sieg, Trustee, President and Chief Executive Officer of the Lord Abbett Funds.

Dear Shareholders: We are pleased to provide you with this overview of the performance of the Funds for the fiscal year ended October 31, 2023. On this page and the following pages, we discuss the major factors that influenced fiscal year performance. For detailed and timely information about the Funds, please visit our website at www.lordabbett.com, where you can also access the quarterly commentaries that provide updates on each Fund’s performance and other portfolio related updates.

Thank you for investing in Lord Abbett mutual funds. We value the trust that you place in us and look forward to serving your investment needs in the years to come.

Best regards,

Douglas B. Sieg

Trustee, President and Chief Executive Officer

Lord Abbett Alpha Strategy Fund

For the fiscal year ended October 31, 2023, the Fund returned -3.99%, reflecting performance at the net asset value (NAV) of Class A shares with all distributions reinvested, compared to its benchmark, the Russell 2000® Index,* which returned -8.56% over the same period.

Equity markets had to deal with a number of countervailing forces over the trailing 12 months, leading to periods of volatility and wide dispersion of returns. On the positive side, market expectations of a soft landing in the U.S. economy were backed by falling inflation data, a tight labor market, a resilient consumer, and optimism regarding the potential impacts of artificial intelligence. While there were concerns of potential deterioration in corporate earnings, aggregate earnings results were better-than-expected as cost-cutting measures, strength in services sectors, and supply chain improvements generally benefitted companies.1

Amid these positive trends, investors had concerns about aggressive U.S. Federal Reserve (Fed) monetary policy and fear of a potential policy mistake leading to a recession. Investor sentiment was also negatively impacted by several factors, including narrow market breadth, an underwhelming China recovery from the COVID-19 pandemic, geopolitical tensions, and rising energy prices. Markets also had to grapple with the ripple effects of the turmoil in the banking sector, which led to regulatory shutdowns and interventions by the Fed, FDIC, and U.S. Treasury.1

Against this backdrop, US Equities delivered positive returns over the period, as measured by the S&P 500 Index which returned 10.1%. However, performance was primarily driven by a handful of large cap names, and there was a great deal of dispersion below the surface. For example, large cap stocks2 outperformed small cap stocks3 (9.5% vs -8.6%, respectively), while growth4 outperformed value5 (17.3% vs -0.5%, respectively).

The Fund is a “fund of funds” that invests in affiliated mutual funds managed by Lord Abbett. Under normal conditions, through the underlying funds, the Fund indirectly invests in the equity securities of U.S. and non-U.S. micro-cap, small, and mid-sized companies. The Fund uses a “blend” strategy to gain exposure to both growth and value stocks.

The Fund’s exposure to domestic micro-cap and small-cap growth stocks within the Lord Abbett Developing Growth Fund and the Lord Abbett Micro Cap Growth Fund was the largest detractor from relative performance over the period. As a result of surging inflation and rapidly rising interest rates, the stocks of many highly innovative companies, particularly smaller companies, suffered meaningful price compression as the market largely expressed a preference for companies with positive earnings today, compared to larger growth potential in the future.

Conversely, the Fund’s allocation to international small-cap stocks within the Lord Abbett International Opportunities Fund was a notable contributor to relative performance over the period. International small cap stocks benefitted from a weakening U.S. dollar, as well as a strong economic turnaround in Japan, which aided performance relative to domestic small-cap stocks.

The Fund’s weightings in domestic small-cap and mid-cap value stocks within the Lord Abbett Small Cap Value Fund and the Lord Abbett Value Opportunities Fund also contributed to relative performance. Both Funds employ a fundamental, bottom-up individual stock selection strategy that focuses on quality companies with compelling valuation over a long-term horizon, which benefitted relative performance in an environment of elevated uncertainty and interest rate volatility.

*   The Russell 2000® Index measures the performance of the 2,000 smallest companies in the Russell 3000® Index, which represents approximately 10% of the total market capitalization of the Russell 3000® Index.

Lord Abbett Focused Growth Fund

For the fiscal year ended October 31, 2023, the Fund returned 3.75%, reflecting performance at the net asset value (NAV) of Class A shares with all distributions reinvested, compared to its benchmark, the Russell 1000® Growth Index* which returned 18.95% over the same period.

Equity markets had to deal with a number of countervailing forces over the trailing 12 months, leading to periods of volatility and wide dispersion of returns. On the positive side, market expectations of a soft landing in the U.S. economy were backed by falling inflation data, a tight labor market, a resilient consumer, and optimism regarding the potential impacts of artificial intelligence. While there were concerns of potential deterioration in corporate earnings, aggregate earnings results were better-than-expected as cost-cutting measures, strength in services sectors, and supply chain improvements generally benefitted companies.1

Amid these positive trends, investors had concerns about aggressive U.S. Federal Reserve (Fed) monetary policy and fear of a potential policy mistake leading to a recession. Investor sentiment was also negatively impacted by several factors, including narrow market breadth, an underwhelming China recovery from the COVID-19 pandemic, geopolitical tensions, and rising energy prices. Markets also had to grapple with the ripple effects of the turmoil in the banking sector, which led to regulatory shutdowns and interventions by the Fed, FDIC, and U.S. Treasury.1

Against this backdrop, US Equities delivered positive returns over the period, as measured by the S&P 500 Index which returned 10.1%. However, performance was primarily driven by a handful of large cap names, and there was a great deal of dispersion below the surface. For example, large cap stocks2 outperformed small cap stocks3 (9.5% vs -8.6%, respectively), while growth4 outperformed value5 (17.3% vs -0.5%, respectively).

Thematically, the Fund’s underweight to prominent megacap companies detracted from relative performance as narrow, tech-focused market leadership was a dominant theme for much of the period amid increased macro uncertainty and the general optimism surrounding generative artificial intelligence.

At the sector level, security selection within the Information Technology sector was a primary detractor from relative performance over the period. The Fund’s position in Enphase Energy, Inc., which develops solar micro-inverters, battery energy storage, and electric vehicle charging stations, weighed on relative performance. Entering 2023, Enphase was one of the Fund’s largest active overweights, though we began to trim the position in the beginning of the first quarter amid falling natural gas prices. The stock also faced additional headwinds as demand within the California residential solar market began to slow.

Security selection within the Consumer Discretionary sector also detracted from relative performance. Within the sector, the Fund’s position in Airbnb, Inc., an online marketplace for short- and long-term homestays and experiences, was a notable detractor from relative performance. Despite displaying strong operating momentum throughout the period, shares of Airbnb entered a period of consolidation throughout the summer as investors became weary of the stock’s valuation.

Conversely, security selection within the Communication Services sector contributed to relative performance over the period. As an example, shares of Spotify Technology SA, a digital music streaming service, largely benefitted from the company’s ability to simultaneously grow its paid user base while expanding margins. However, we exited our position in the company in August given a breakdown in the stock’s price momentum due to a disappointing earnings report relative to analyst expectations.

Although security selection within the Information Technology sector was a net detractor from relative performance, the Fund’s overweight position in NVIDIA Corporation, a manufacturer of computer graphics processors, chipsets, and related multimedia software, was a standout contributor. Shares of NVIDIA experienced strong price momentum for most of the period following its exceptionally strong earnings report in the first quarter of 2023. The stock has also benefitted from the general excitement surrounding the potential of generative artificial intelligence. As of the end of the period, NVIDIA is the Fund’s largest active overweight.

*   The Russell 1000® Growth Index measures the performance of those Russell 1000® Index companies with higher price-to-book ratios and higher forecasted growth values.

Lord Abbett Focused Large Cap Value Fund

For the fiscal year ended October 31, 2023, the Fund returned 0.59%, reflecting performance at the net asset value (“NAV”) of Class A shares with all distributions reinvested, compared to its benchmark, the Russell 1000® Value Index,* which returned 0.13% over the same period.

Equity markets had to deal with a number of countervailing forces over the trailing 12 months, leading to periods of volatility and wide dispersion of returns.

On the positive side, market expectations of a soft landing in the U.S. economy were backed by falling inflation data, a tight labor market, a resilient consumer narrative, and optimism regarding the potential impacts of artificial intelligence. While there were concerns of potential deterioration in corporate earnings, aggregate earnings results were better-than-expected as cost-cutting measures, strength in services sectors, and supply chain improvements generally benefitted companies.1

Amid these positive trends, investors had concerns about aggressive U.S. Federal Reserve (Fed) monetary policy, and fear of a potential policy mistake leading to a recession. Investor sentiment was also negatively impacted by several factors, including narrow market breadth, an underwhelming China recovery from the COVID-19 pandemic , geopolitical tensions, and rising energy prices. Markets also had to grapple with the ripple effects of the turmoil in the banking sector, which led to regulatory shutdowns and interventions by the Fed, FDIC, and U.S. Treasury.1

Against this backdrop, US Equities delivered positive returns over the period, as measured by the S&P 500 Index which returned 10.1%. However, performance was primarily driven by a handful of large cap names, and there was a great deal of dispersion below the surface. For example, large cap stocks2 outperformed small cap stocks3 (9.5% vs -8.6%, respectively), while growth4 outperformed value5 (17.3% vs -0.5%, respectively).

During the 12-month period ended October 31, 2023, the Fund’s position in RenaissanceRe Holdings Ltd., which engages in the provision of reinsurance and insurance services, contributed to relative performance. Shares rallied after the company reported strong fourth quarter earnings. Operating income was significantly higher than consensus expectations. The Fund’s position in Adobe, Inc., which engages in the provision of digital marketing and media solutions, also contributed to relative performance. Shares rallied after the company reported strong second quarter earnings and raised fiscal year guidance.

Conversely, one of the largest detractors from relative performance during the 12-month period ended October 31, 2023, was the Fund’s lack of exposure to Meta Platforms Inc., which engages in the development of social media applications. U.S. equity market performance over the last year was dominated by a small group of mega cap companies, including Meta, and the Fund’s lack of exposure detracted from relative returns. The Fund’s position in Organon & Co, a science-based global pharmaceutical company, also detracted from relative performance. Shares of the stock fell after the company reported fourth-quarter and full-year financial results that came in below consensus expectations, which was partially driven by a decline in sales of NuvaRing as it continues to be impacted by generic competition.

*   The Russell 1000® Value Index measures the performance of those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values.

Lord Abbett Focused Small Cap Value Fund

For the fiscal year ended October 31, 2023, the Fund returned -4.90%, reflecting performance at the net asset value (“NAV”) of Class A shares with all distributions reinvested, compared to its benchmark, the Russell 2000® Value Index,* which returned -9.93% over the same period.

Equity markets had to deal with a number of countervailing forces over the trailing 12 months, leading to periods of volatility and wide dispersion of returns. On the positive side, market expectations of a soft landing in the U.S. economy were backed by falling inflation data, a tight labor market, a resilient consumer narrative, and optimism regarding the potential impacts of artificial intelligence. While there were concerns of potential deterioration in corporate earnings, aggregate earnings results were better-than-expected as cost-cutting measures, strength in services sectors, and supply chain improvements generally benefitted companies.1

Amid these positive trends, investors had concerns about aggressive U.S. Federal Reserve (Fed) monetary policy, and fear of a potential policy mistake leading to a recession. Investor sentiment was also negatively impacted by several factors, including narrow market breadth, an underwhelming China recovery from the COVID-19 pandemic , geopolitical tensions, and rising energy prices. Markets also had to grapple with the ripple effects of the turmoil in the banking sector, which led to regulatory shutdowns and interventions by the Fed, FDIC, and U.S. Treasury.1

Against this backdrop, US Equities delivered positive returns over the period, as measured by the S&P 500 Index which returned 10.1%. However, performance was primarily driven by a handful of large cap names, and there was a great deal of dispersion below the surface. For example, large cap stocks2 outperformed small cap stocks3 (9.5% vs -8.6%, respectively), while growth4 outperformed value5 (17.3% vs -0.5%, respectively).

During the 12-month period ended October 31, 2023, the Fund’s position in RenaissanceRe Holdings Ltd., which engages in the provision of reinsurance and insurance services, contributed to relative performance. Shares rallied after the company reported strong fourth quarter earnings, which showed that operating income was significantly higher than consensus expectations. The Fund’s position in Spectrum Brands Holdings, Inc., a consumer products and home essentials company, also contributed to relative performance. Shares rallied after the U.S. Department of Justice reached a settlement agreement related to ASSA ABLOY’s acquisition of Spectrum Brands’ Hardware and Home Improvement division.

Conversely, one of the largest detractors from relative performance during the 12-month period ended October 31, 2023, was WNS (Holdings) Limited, which engages in the provision of business process management solutions. Shares of the stock fell after the company reported fourth-quarter and full-year financial results that came in below consensus expectations. The Fund’s position in International Money Express, Inc, a leading money remittance services company, also detracted from relative performance. Shares fell after the company reported second quarter earnings below consensus expectations.

*   The Russell 2000 Value® Index measures the performance of those stocks of the Russell 2000 Index with lower price-to-book ratios and lower relative forecasted growth rates.

Lord Abbett Fundamental Equity Fund

For the fiscal year ended October 31, 2023, the Fund returned 0.92%, reflecting performance at the net asset value (“NAV”) of Class A shares with all distributions reinvested, compared to its benchmark, the Russell 1000® Value Index*, which returned 0.13% over the same period.

Equity markets had to deal with a number of countervailing forces over the trailing 12 months, leading to periods of volatility and wide dispersion of returns. On the positive side, market expectations of a soft landing in the U.S. economy were backed by falling inflation data, a tight labor market, a resilient consumer narrative, and optimism regarding the potential impacts of artificial intelligence. While there were concerns of potential deterioration in corporate earnings, aggregate earnings results were better-than-expected as cost-cutting measures, strength in services sectors, and supply chain improvements generally benefitted companies.1

Amid these positive trends, investors had concerns about aggressive U.S. Federal Reserve (Fed) monetary policy, and fear of a potential policy mistake leading to a recession. Investor sentiment was also negatively impacted by several factors, including narrow market breadth, an underwhelming China recovery from the COVID-19 pandemic , geopolitical tensions, and rising energy prices. Markets also had to grapple with the ripple effects of the turmoil in the banking sector, which led to regulatory shutdowns and interventions by the Fed, FDIC, and U.S. Treasury.1

Against this backdrop, US Equities delivered positive returns over the period, as measured by the S&P 500 Index which returned 10.1%. However, performance was primarily driven by a handful of large cap names, and there was a great deal of dispersion below the surface. For example, large cap stocks2 outperformed small cap stocks3 (9.5% vs -8.6%, respectively), while growth4 outperformed value5 (17.3% vs -0.5%, respectively).

During the 12-month period ended October 31, 2023, the Fund’s position in RenaissanceRe Holdings Ltd., which engages in the provision of reinsurance and insurance services, contributed to relative performance. Shares rallied after the company reported strong fourth quarter earnings. Operating income was significantly higher than consensus expectations. The Fund’s position in Adobe, Inc., which engages in the provision of digital marketing and media solutions, also contributed to relative performance. Shares rallied after the company reported strong second quarter earnings and raised fiscal year guidance.

Conversely, one of the largest detractors from relative performance during the 12-month period ended October 31, 2023, was the Fund’s lack of exposure to Meta Platforms Inc., which engages in the development of social media applications. U.S. equity market performance over the last year was dominated by a small group of mega cap companies, including Meta, and the Fund’s lack of exposure detracted from relative returns. The Fund’s position in Organon & Co, a science-based global pharmaceutical company, also detracted from relative performance. Shares of the stock fell after the company reported fourth-quarter and full-year financial results that came in below consensus expectations, which was partially driven by a decline in sales of NuvaRing as it continues to be impacted by generic competition.

*   The Russell 1000® Value Index measures the performance of those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values.

Lord Abbett Global Equity Fund

For the fiscal year ended October 31, 2023, the Fund returned 9.98%, reflecting performance at the net asset value (“NAV”) of Class A shares with all distributions reinvested, compared to its benchmark, the MSCI All Country World Index* which returned 10.50% over the same period.

Global equities posted relatively strong returns during the period, while market volatility and concerns around the direction of interest rates remained at the forefront of investors’ minds. The MSCI

ACWI ex USA Index6 returned 12.07%, outperforming Emerging Markets7 equities, but underperforming European8 equities. The period was marked by narrow equity market leadership in U.S. equities, with the so-called ‘Magnificent 7’ providing an outsized proportion of the S&P 500 Index returns over the last year, as investors flocked to higher-quality, more mature businesses in a volatile period. Market expectations of a soft landing in the U.S. were backed by falling inflation data, a tight labor market, a resilient consumer narrative, and optimism regarding the potential impacts of artificial intelligence.

Within Asia, the reopening of the Chinese economy was a tale of two halves. The high-end retail sector in Europe benefited from a resumption in travel and luxury spending by Chinese citizens, while consumption and mobility within China’s borders underwhelmed expectations. Restrained spending from China’s middle-class consumer was largely tied to a notably sluggish real estate market, which makes up nearly one-third of domestic GDP. This disparity, coupled with continued geopolitical tensions, has resulted in some capital flows being redirected away from China and toward the rest of emerging Asia and Japan. Notably, Japan has demonstrated its resilience and growth potential within the Consumer, Industrial, and Information Technology sectors.

Over the period, the Fund’s position in Meta Platforms Inc, which engages in the development of social media applications, contributed to relative performance.

Shares rallied significantly during the period, as worries surrounding the rollout of the Metaverse were overshadowed by cost-cutting, strong earnings, and an overall rebound in the digital advertising market.

The Fund’s position in healthcare company, Novo Nordisk A/S, also contributed to relative performance during the period. Performance was driven by strong demand in the U.S. for the company’s weight loss and diabetes drugs, Wegovy and Ozempic.

One of the larger detractors from relative performance during the period was Healthcare company Organon & Co., which develops women’s health solutions and products. Shares of the company fell after the company reported fourth-quarter and full-year financial results that came in below consensus expectations, which was partially driven by a decline in sales of women’s health drug, NuvaRing, as it continued to be impacted by generic competition.

The Fund’s position in General Motors, a leading vehicle-manufacturer and consumer discretionary company, also detracted from relative performance during the period. General Motors faced unique headwinds in the third and fourth quarters amidst the UAW (United Auto Workers) strike and the negative impact on earnings guidance that came with it.

*    The MSCI ACWI (All Country World Index) is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed and emerging markets.

Lord Abbett Growth Leaders Fund

For the fiscal year ended October 31, 2023, the Fund returned 4.61%, reflecting performance at the net asset value (NAV) of Class A shares with all distributions reinvested, compared to its benchmark, the Russell 1000® Growth Index,* which returned 18.95% over the same period.

Equity markets had to deal with a number of countervailing forces over the trailing 12 months, leading to periods of volatility and wide dispersion of returns. On the positive side, market expectations of a soft landing in the U.S. economy were backed by falling inflation data, a tight labor market, a resilient consumer, and optimism regarding the potential impacts of artificial intelligence. While there were concerns of potential deterioration in corporate earnings, aggregate earnings results were better-than-expected as cost-cutting measures, strength in services sectors, and supply chain improvements generally benefitted companies.1

Amid these positive trends, investors had concerns about aggressive U.S. Federal Reserve (Fed) monetary policy and fear of a potential policy mistake leading to a recession. Investor sentiment was also negatively impacted by several factors, including narrow market breadth, an underwhelming China recovery from the COVID-19 pandemic, geopolitical tensions, and rising energy prices. Markets also had to grapple with the ripple effects of the turmoil in the banking sector, which led to regulatory shutdowns and interventions by the Fed, FDIC, and U.S. Treasury.1

Against this backdrop, US Equities delivered positive returns over the period, as measured by the S&P 500 Index which returned 10.1%. However, performance was primarily driven by a handful of large cap names, and there was a great deal of dispersion below the surface. For example, large cap stocks2 outperformed small cap stocks3 (9.5% vs -8.6%, respectively), while growth4 outperformed value5 (17.3% vs -0.5%, respectively).

Thematically, the Fund’s underweight to prominent megacap companies detracted from relative performance as narrow, tech-focused market leadership was a dominant theme for much of the period amid increased macro uncertainty and the general optimism surrounding generative artificial intelligence.

At the sector level, security selection within the Information Technology sector was a primary detractor from relative performance over the period. The Fund’s position in Enphase Energy, Inc., which develops solar micro-inverters, battery energy storage, and electric vehicle charging stations, weighed on performance. Entering 2023, Enphase was one of the Fund’s largest active overweights, though we began to trim the position in the beginning of the first quarter amid falling natural gas prices. The stock also faced additional headwinds as demand within the California residential solar market began to slow.

Security selection within the Consumer Discretionary sector also detracted from relative performance. Within the sector, the Fund’s position in Airbnb, Inc., an online marketplace for short- and long-term homestays and experiences, was a notable detractor from relative performance. Despite displaying strong operating momentum throughout the period, shares of Airbnb entered a period of consolidation throughout the summer as investors became weary of the stock’s valuation.

Conversely, security selection within the Communication Services sector contributed to relative performance over the period. Shares of Spotify Technology SA, a digital music streaming service, benefitted from the company’s ability to simultaneously grow its paid user base while expanding margins. However, we exited our position in August given a breakdown in the stock’s price momentum due to a disappointing earnings report relative to analyst expectations.

Although security selection within the Information Technology sector was a net detractor from relative performance, the Fund’s overweight position in NVIDIA Corporation, a manufacturer of computer graphics processors, chipsets, and related multimedia software, was a standout contributor. Shares of NVIDIA experienced strong price momentum for most of the period following its exceptionally strong earnings report in the first quarter of 2023. The stock also benefitted from the general excitement surrounding the potential of generative artificial intelligence. As of the end of the period, NVIDIA is the Fund’s largest active overweight.

*   The Russell 1000® Growth Index measures the performance of those Russell 1000® Index companies with higher price-to-book ratios and higher forecasted growth values.

Lord Abbett Health Care Fund

For the fiscal year ended October 31, 2023, the Fund returned -9.78%, reflecting performance at the net asset value (NAV) of Class A Shares with all distributions reinvested, compared to its benchmark, the MSCI ACWI Health Care Index with Net Dividends,* which returned -1.75% over the same period.

Equity markets had to deal with a number of countervailing forces over the trailing 12 months, leading to periods of volatility and wide dispersion of returns. On the positive side, market expectations of a soft landing in the U.S. economy were backed by falling inflation data, a tight labor market, a resilient consumer, and optimism regarding the potential impacts of artificial intelligence. While there were concerns of potential deterioration in corporate earnings, aggregate earnings results were better-than-expected as cost-cutting measures, strength in services sectors, and supply chain improvements generally benefitted companies.1

Amid these positive trends, investors had concerns about aggressive U.S. Federal Reserve (Fed) monetary policy and fear of a potential policy mistake leading to a recession. Investor sentiment was also negatively impacted by several factors, including narrow market breadth, an underwhelming China recovery from the COVID-19 pandemic, geopolitical tensions, and rising energy prices. Markets also had to grapple with the ripple effects of the turmoil in the banking sector, which led to regulatory shutdowns and interventions by the Fed, FDIC, and U.S. Treasury.1

Against this backdrop, US Equities delivered positive returns over the period, as measured by the S&P 500 Index which returned 10.1%. However, performance was primarily driven by a handful of large cap names, and there was a great deal of dispersion below the surface. For example, large cap stocks2 outperformed small cap stocks3 (9.5% vs -8.6%, respectively), while growth4 outperformed value5 (17.3% vs -0.5%, respectively).

The Fund’s position in Ventyx Biosciences, Inc., a clinical stage biopharmaceutical company which focuses on the development of therapeutics for the treatment of autoimmune diseases, was a primary detractor from relative performance over the period. Shares of the stock fell after the company reported phase 2 trial results for their therapy to treat ulcerative colitis in October 2023. While the trial results were favorable, investors questioned whether the drug has an edge over rival drugs.

The Fund’s position in DexCom, Inc., a company which develops continuous glucose monitoring systems for diabetes management, was also a notable detractor from relative performance. Shares of the company faced headwinds throughout the third quarter of 2023 as the adoption of GLP-1 weight loss drugs, such as Wegovy and Zepbound, led investors to consider their potential impact on the long-term demand for drugs and therapies that treat diseases linked to obesity, such as diabetes.

Conversely, the Fund’s overweight positions in Novo Nordisk A/S and Eli Lily and Company were primary contributors to relative performance over the period. Both companies experienced strong stock price momentum a result of the growing demand for GLP-1 weight loss drugs as Novo Nordisk’s Wegovy and Eli Lily’s Zepbound are currently the only Food & Drug Administration (FDA)- approved obesity drugs on the market. Additionally, both companies have been working to expand their product lines despite supply challenges.

The Fund’s position in Krystal Biotech, Inc., a biopharmaceutical company that develops treatments for patients suffering from rare debilitating disorders, also contributed to relative performance. Shares of the stock rallied after the FDA approved Vyjuvek to treat dystrophic epidermolysis bullosa, a rare genetic skin condition, in the second quarter of 2023.

*   The MSCI ACWI Health Care Index includes large and mid cap securities across 23 Developed Markets (DM) and 26 Emerging Markets (EM) countries. All securities in the index are classified in Health Care as per the Global Industry Classification Standard.

Lord Abbett International Equity Fund

For the fiscal year ended October 31, 2023, the Fund returned 8.72%, reflecting performance at the net asset value (“NAV”) of Class A shares with all distributions reinvested, compared to its benchmark, the MSCI ACWI ex-US* which returned 12.07% over the same period.

Global equities posted relatively strong returns during the period, while market volatility and concerns around the direction of interest rates remained at the forefront of investors’ minds. The MSCI ACWI ex USA Index6 returned 12.07%, outperforming Emerging Markets7 equities, but underperforming European8 equities. The period was marked by narrow equity market leadership in U.S. equities, with the so-called ‘Magnificent 7’ providing an outsized proportion of the S&P 500 Index returns over the last year, as investors flocked to higher-quality, more mature businesses in a volatile period. Market expectations of a soft landing in the U.S. were backed by falling inflation data, a tight labor market, a resilient consumer narrative, and optimism regarding the potential impacts of artificial intelligence.

Within Asia, the reopening of the Chinese economy was a tale of two halves. The high-end retail sector in Europe benefited from a resumption in travel and luxury spending by Chinese citizens, while consumption and mobility within China’s borders underwhelmed expectations. Restrained spending from China’s middle-class consumer was largely tied to a notably sluggish real estate market, which makes up nearly one-third of domestic GDP. This disparity, coupled with continued geopolitical tensions, has resulted in some capital flows being redirected away from China and toward the rest of emerging Asia and Japan. Notably, Japan has demonstrated its resilience and growth potential within the Consumer, Industrial, and Information Technology sectors.

Over the period, the Fund’s position in healthcare company, Novo Nordisk A/S, contributed to relative performance. Performance was mainly driven by strong demand in the U.S. for the company’s weight loss and diabetes drugs, Wegovy and Ozempic.

The Fund’s position in Sumitomo Mitsui Banking Corporation, a leading financial services company in Japan, also contributed to relative returns during the period, as the company continued to expand its overseas operations in the U.S., specifically in areas like debt capital markets and M&A transactions (Mergers and Acquisitions).

Conversely, one of the larger detractors from relative performance over the period was Prudential PLC, a British multi-national insurance company that also provides asset management services, with a focus on Asia and Africa. A combination of slowing growth momentum, and general concerns about the Chinese economy weighed on shares during the period.

The Fund’s position in French industrials company, Teleperformance SA, a French provider of call center services also weighed on relative performance during the period, as shares fell in response to an investigation by Colombia’s Labor Ministry into working conditions at the company.

*   The MSCI ACWI (All Country World Index) ex-U.S. Index is a subset of the MSCI ACWI Index. The MSCI ACWI (All Country World Index) Index is a

free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed and emerging markets.

Lord Abbett International Opportunities Fund

For the fiscal year ended October 31, 2023, the Fund returned 9.54%, reflecting performance at the net asset value (“NAV”) of Class A shares with all distributions reinvested, compared to its benchmark, the S&P Developed Ex-U.S. SmallCap Index* which returned 7.48% over the same period.

Global equities posted relatively strong returns during the period, while market volatility and concerns around the direction of interest rates remained at the forefront of investors’ minds. The MSCI ACWI ex USA Index6 returned 12.07%, outperforming Emerging Markets7 equities, but underperforming European8 equities. The period was marked by narrow equity market leadership in U.S. equities, with the so-called ‘Magnificent 7’ providing an outsized proportion of the S&P 500 Index returns over the last year, as investors flocked to higher-quality, more mature businesses in a volatile period. Market expectations of a soft landing in the U.S. were backed by falling inflation data, a tight labor market, a resilient consumer narrative, and optimism regarding the potential impacts of artificial intelligence.

Within Asia, the reopening of the Chinese economy was a tale of two halves. The high-end retail sector in Europe benefited from a resumption in travel and luxury spending by Chinese citizens, while consumption and mobility within China’s borders underwhelmed expectations. Restrained spending from China’s middle-class consumer was largely tied to a notably sluggish real estate market, which makes up nearly one-third of domestic GDP. This disparity, coupled with continued geopolitical tensions, has resulted in some capital flows being redirected away from China and toward the rest of emerging Asia and Japan. Notably, Japan has demonstrated its resilience and growth potential within the Consumer, Industrial, and Information Technology sectors.

The Fund’s position in Gerresheimer AG, a Germany-based manufacturer of packaging products for medication and drug delivery devices, was the largest individual contributor to relative performance over the period. The company has greatly benefitted from the rapid growth of the anti-obesity drug market in recent quarters.

Additionally, the Fund’s position in Saizeriya Co Ltd, a Japanese chain of family-style Italian restaurants, contributed to relative performance as the company was successfully able to pass on higher menu prices to strong Japanese consumers during the period.

Conversely, one of the larger detractors from relative performance during the period was Brookfield Infrastructure Corp, a Canadian corporation that acts as a vehicle to invest in infrastructure. Given heightened sensitivity to interest rates in the infrastructure subsector, the company’s stock underperformed the overall Utilities sector amidst the bear-steepening of the yield curve throughout October.

The Fund’s position in Energean PLC, a London-based energy company with a focus on exploration and production in the Eastern Mediterranean, also weighed on relative performance amidst softening in oil prices and a lower revision in full-year production forecasts.

*   The S&P Developed Ex-U.S. SmallCap® Index is a component of the S&P Developed Broad Market Index (BMI). The BMI is a float-weighted index that spans 22 countries and includes the listed shares of all companies with an available market capitalization (float) of at least $100 million.

Lord Abbett International Value Fund

For the fiscal year ended October 31, 2023, the Fund returned 14.09%, reflecting performance at the net asset value (“NAV”) of Class A shares with all distributions reinvested, compared to its benchmark, the MSCI EAFE Value Index* which returned 18.11% over the same period.

Global equities posted relatively strong returns during the period, while market volatility and concerns around the direction of interest rates remained at the forefront of investors’ minds. The MSCI ACWI ex USA Index6 returned 12.07%, outperforming Emerging Markets7 equities, but underperforming European8 equities. The period was marked by narrow equity market leadership in U.S. equities, with the so-called ‘Magnificent 7’ providing an outsized proportion of the S&P 500 Index returns over the last year, as investors flocked to higher-quality, more mature businesses in a volatile period. Market expectations of a soft landing in the U.S.

were backed by falling inflation data, a tight labor market, a resilient consumer narrative, and optimism regarding the potential impacts of artificial intelligence.

Within Asia, the reopening of the Chinese economy was a tale of two halves. The high-end retail sector in Europe benefited from a resumption in travel and luxury spending by Chinese citizens, while consumption and mobility within China’s borders underwhelmed expectations. Restrained spending from China’s middle-class consumer was largely tied to a notably sluggish real estate market, which makes up nearly one-third of domestic GDP. This disparity, coupled with continued geopolitical tensions, has resulted in some capital flows being redirected away from China and toward the rest of emerging Asia and Japan. Notably, Japan has demonstrated its resilience and growth potential within the Consumer, Industrial, and Information Technology sectors.

Over the period, the Fund’s position in Sumitomo Mitsui Banking Corporation, a leading financial services company in Japan, contributed to relative returns during the period, as the company continued to expand overseas operations in the U.S., specifically in areas like debt capital markets and M&A transactions (Mergers and Acquisitions).

Additionally, the Fund’s position in Japanese beverage holding company, Asahi Group Holdings, contributed to relative performance as the company recovered from tepid COVID-era beer sales, and looked to expand its international footprint.

The Fund’s position in Canadian utilities company, Algonquin Power & Utilities Corp, was a primary detractor from relative performance, as the stock underperformed due to a mixture of supply constraints, a dividend cut, and poor earnings guidance.

The Fund’s position in Energean PLC, a London-based energy company with a focus on exploration and production in the Eastern Mediterranean, also weighed on relative performance amidst softening in oil prices and a lower revision in full-year production forecasts.

*   The MSCI EAFE Value Index captures large and mid-cap securities exhibiting overall value style characteristics across Developed Markets countries around the world, excluding the US and Canada.

Lord Abbett Micro Cap Growth Fund

For the fiscal year ended October 31, 2023, the Fund returned -20.27%, reflecting performance at the net asset value (NAV) of Class A shares with all distributions reinvested, compared to its benchmark, the Russell Microcap® Growth Index,* which returned -17.95% over the same period.

Equity markets had to deal with a number of countervailing forces over the trailing 12 months, leading to periods of volatility and wide dispersion of returns. On the positive side, market expectations of a soft landing in the U.S. economy were backed by falling inflation data, a tight labor market, a resilient consumer, and optimism regarding the potential impacts of artificial intelligence. While there were concerns of potential deterioration in corporate earnings, aggregate earnings results were better-than-expected as cost-cutting measures, strength in services sectors, and supply chain improvements generally benefitted companies.1

Amid these positive trends, investors had concerns about aggressive U.S. Federal Reserve (Fed) monetary policy and fear of a potential policy mistake leading to a recession. Investor sentiment was also negatively impacted by several factors, including narrow market breadth, an underwhelming China recovery from the COVID-19 pandemic, geopolitical tensions, and rising energy prices. Markets also had to grapple with the ripple effects of the turmoil in the banking sector, which led to regulatory shutdowns and interventions by the Fed, FDIC, and U.S. Treasury.1

Against this backdrop, US Equities delivered positive returns over the period, as measured by the S&P 500 Index which returned 10.1%. However, performance was primarily driven by a handful of large cap names, and there was a great deal of dispersion below the surface. For example, large cap stocks2 outperformed small cap stocks3 (9.5% vs -8.6%, respectively), while growth4 outperformed value5 (17.3% vs -0.5%, respectively).

Security selection within the Health Care sector was a primary detractor from relative performance over the period. Within the sector, shares of Ventyx Biosciences, Inc., a clinical stage biopharmaceutical company which focuses on the development of therapeutics for the treatment of autoimmune diseases, fell after the company reported phase 2 trial results for their therapy to treat ulcerative colitis in October 2023. While the trial results were favorable, investors questioned whether the drug has an edge over rival drugs.

Security selection within the Consumer Discretionary sector also detracted from relative performance. The portfolio’s position in Xponential Fitness, Inc., a global franchisor of boutique fitness brands, weighed on relative performance. Shares of the stock fell in May in response to a report from a notable short seller that alleged many of the company’s brands and franchisees are struggling. While we still remained optimistic about the company’s fundamentals, we decided to exit the position following the report due to a deterioration of the stock’s price momentum.

Conversely, security selection within the Financials sector contributed to relative performance. Leading the way was the portfolio’s position in Remitly Global, Inc., an online financial services company that offers international money transfers to over 150 countries. Shares of the stock have benefitted from a string of better-than-expected quarterly earnings results, driven by strong growth in the size of the company’s customer base and customer transaction volume, as well as a decline in customer acquisition costs. As of the end of the period, Remitly is the portfolio’s largest active overweight.

Although security selection within the Health Care sector was a net detractor from relative performance, the Fund’s position in Prometheus Biosciences, Inc.,

which engages in the development of novel precision therapeutics and diagnostics for patients living with gastroenterology and autoimmune diseases, was a standout contributor to relative performance. Shares of the stock soared in response to Merck & Co., Inc.’s announcement that they will acquire Prometheus for $200 per share, which was a substantial premium from where the stock was trading. We subsequently exited the position following the announcement, opting to take gains, and redeployed those proceeds into other high-conviction names within the biotechnology industry.

*   The Russell Microcap® Growth Index measures the performance of those Russell Microcap companies with higher price-to-book ratios and higher forecasted growth values.

Lord Abbett Value Opportunities Fund

For the fiscal year ended October 31, 2023, the Fund returned 0.12%, reflecting performance at the net asset value (“NAV”) of Class A shares with all distributions reinvested, compared to its benchmark, the Russell 2500™ Index,* which returned -4.63% over the same period.

Equity markets had to deal with a number of countervailing forces over the trailing 12 months, leading to periods of volatility and wide dispersion of returns. On the positive side, market expectations of a soft landing in the U.S. economy were backed by falling inflation data, a tight labor market, a resilient consumer narrative, and optimism regarding the potential impacts of artificial intelligence.

While there were concerns of potential deterioration in corporate earnings, aggregate earnings results were better-than-expected as cost-cutting measures, strength in services sectors, and supply chain improvements generally benefitted companies.1

Amid these positive trends, investors had concerns about aggressive U.S. Federal Reserve (Fed) monetary policy, and fear of a potential policy mistake leading to a recession. Investor sentiment was also negatively impacted by several factors, including narrow market breadth, an underwhelming China recovery from the COVID-19 pandemic, geopolitical tensions, and rising energy prices. Markets also had to grapple with the ripple effects of the turmoil in the banking sector, which led to regulatory shutdowns and interventions by the Fed, FDIC, and U.S. Treasury.1

Against this backdrop, US Equities delivered positive returns over the period, as measured by the S&P 500 Index which returned 10.1%. However, performance was primarily driven by a handful of large cap names, and there was a great deal of dispersion below the surface. For example, large cap stocks2 outperformed small cap stocks3 (9.5% vs -8.6%, respectively), while growth4 outperformed value5 (17.3% vs -0.5%, respectively).

During the 12-month period ended October 31, 2023, the Fund’s position in RenaissanceRe Holdings Ltd., which engages in the provision of reinsurance and insurance services, contributed to relative performance. Shares rallied after the company reported strong fourth quarter earnings. Operating income was significantly higher than consensus expectations. The Fund’s position in Saia, Inc., a leading transportation provider, also contributed to relative performance, as shares rallied after the company reported strong first quarter earnings.

Conversely, one of the largest detractors from relative performance during the 12-month period ended October 31, 2023, was WNS (Holdings) Limited, which engages in the provision of business process management solutions. Shares of the stock fell after the company reported fourth-quarter and full-year financial results that came in below consensus expectations. The Fund’s position in Organon & Co, a science-based global pharmaceutical company, detracted from relative performance. Shares of the stock fell after the company reported fourth-quarter and full-year financial results that came in below consensus expectations, which was partially driven by a decline in sales of NuvaRing as it continues to be impacted by generic competition.

*   The Russell 2500™ Index is a market cap weighted index that includes the smallest 2,500 companies covered in the Russell 3000® Index universe of United States-based listed equities.

Each Fund’s portfolio is actively managed and, therefore, holdings and the weightings of a particular issuer or particular sector as a percentage of portfolio assets are subject to change. Sectors may include many industries.

1 Factset

2 As represented by the Russell 1000® Index as of 10/31/23.

3 As represented by the Russell 2000® Index as of 10/31/23.

4 As represented by the Russell 3000® Growth Index as of 10/31/23.

5 As represented by the Russell 3000® Value Index as of 10/31/23.

6 As represented by the MSCI All Country World ex USA Index as of 10/31/23.

7 As represented by the MSCI EM Index as of 10/31/23.

8 As represented by the MSCI Europe ex UK Index as of 10/31/23.

Unless otherwise specified, indexes reflect total return, with all dividends reinvested. Indexes are unmanaged, do not reflect the deduction of fees or expenses, and are not available for direct investment.

Important Performance and Other Information

Performance data quoted in the following pages reflect past performance and are no guarantee of future results. Current performance may be higher or lower than the performance quoted. The investment return and principal value of an investment in the Funds will fluctuate so that shares, on any given day or when redeemed, may be worth more or less than their original cost. You can obtain performance data current to the most recent month end by calling Lord Abbett at 888-522-2388 or referring to www.lordabbett.com.

Except where noted, comparative Fund performance does not account for the deduction of sales charges and would be different if sales charges were included. Each Fund offers classes of shares with distinct pricing options. For a full description of the differences in pricing alternatives, please see the Funds’ prospectus.

During certain periods shown, expense waivers and reimbursements were in place. Without such expense waivers and reimbursements, the Funds’ returns would have been lower.

The annual commentary above discusses the views of the Funds’ management and various portfolio holdings of the Funds as of October 31, 2023. These views and portfolio holdings may have changed after this date. Information provided in the commentary is not a recommendation to buy or sell securities. Because the Funds’ portfolios are actively managed and may change significantly, the Funds may no longer own the securities described above or may have otherwise changed their positions in the securities. For more recent information about the Funds’ portfolio holdings, please visit www.lordabbett.com.

A Note about Risk: See Notes to Financial Statements for a discussion of investment risks. For a more detailed discussion of the risks associated with each Fund, please see the Funds’ prospectus.

Mutual funds are not insured by the FDIC, are not deposits or other obligations of, or guaranteed by, banks, and are subject to investment risks including possible loss of principal amount invested.

Alpha Strategy Fund

Investment Comparison

Below is a comparison of a $10,000 investment in Class A shares with the same investment in the Russell 2000® Index, the 85% Russell 2000® Index/15% S&P Developed Ex-U.S. SmallCap Index and the Lipper Small-Cap Core Category Funds Average, assuming reinvestment of all dividends and distributions. The performance of other classes will be greater than or less than the performance shown in the graph below due to different sales loads and expenses applicable to such classes. The graph and performance table below do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. During certain periods, expenses of the Fund have been waived or reimbursed by Lord Abbett; without such waiver or reimbursement of expenses, the Fund’s returns would have been lower. Past performance is no guarantee of future results.

Average Annual Total Returns at Maximum Applicable
Sales Charge for the Periods Ended October 31, 2023

	1 Year	5 Years	10 Years	Life of Class
Class A4	-9.51%	2.54%	4.88%	–
Class C5	-5.58%	2.99%	4.71%	–
Class F6	-3.85%	3.93%	5.66%	–
Class F3[7]	-3.65%	4.13%	–	5.58%
Class I6	-3.74%	4.02%	5.77%	–
Class R2[6]	-4.32%	3.40%	5.14%	–
Class R3[6]	-4.24%	3.51%	5.24%	–
Class R4[8]	-3.98%	3.76%	–	4.62%
Class R5[8]	-3.74%	4.03%	–	4.89%
Class R6[8]	-3.69%	4.12%	–	4.96%

1 Reflects the deduction of the maximum initial sales charge of 5.75%.

2 Performance for each unmanaged index does not reflect any fees or expenses. The performance of each index is not necessarily representative of the Fund’s performance.

3 Source: Lipper Inc. The performance of the average is not necessarily representative of the Fund’s performance.

4 Total return, which is the percentage change in net asset value, after deduction of the maximum initial sales charge of 5.75% applicable to Class A shares, with all dividends and distributions reinvested for the periods shown ended October 31,

2023, is calculated using the SEC-required uniform method to compute such return.

5 The 1% CDSC for Class C shares normally applies before the first anniversary of the purchase date. Performance for other periods is at net asset value.

6 Performance is at net asset value.

7 Commenced operations and performance for the Class began on April 4, 2017. Performance is at its net asset value.

8 Commenced operations and performance for the classes began on June 30, 2015. Performance is at net asset value.

Focused Growth Fund

Investment Comparison

Below is a comparison of a $10,000 investment in Class A shares with the same investment in the Russell 1000® Growth Index, assuming reinvestment of all dividends and distributions. The performance of other classes will be greater than or less than the performance shown in the graph below due to different sales loads and expenses applicable to such classes. The graph and performance table below do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. During certain periods, expenses of the Fund have been waived or reimbursed by Lord Abbett; without such waiver or reimbursements of expense, the Fund’s returns would have been lower. Past performance is no guarantee of future results.

Average Annual Total Returns at Maximum Applicable
Sales Charge for the Periods Ended October 31, 2023

	1 Year	Life of Class
Class A3	-2.20%	10.21%
Class C4	1.93%	10.77%
Class F5	4.01%	11.88%
Class F3[5]	4.15%	11.98%
Class I5	4.06%	11.89%
Class R3[5]	3.53%	11.33%
Class R4[5]	3.75%	11.61%
Class R5[5]	4.01%	11.88%
Class R6[5]	4.15%	11.98%

1 Reflects the deduction of the maximum initial sales charge of 5.75%.

2 Performance for the unmanaged index does not reflect any fees or expenses. The performance of the index is not necessarily representative of the Fund’s performance. Performance of the index begins on January 31, 2019.

3 Class A shares commenced operations on January 30, 2019 and performance for the Class began on January 31, 2019. Total return, which is the percentage change in net asset value, after deduction of the maximum initial sales charge of 5.75% applicable to Class A shares, with all dividends and distributions reinvested for the periods shown ended October 31, 2023, is calculated using the SEC-required uniform method to compute such return.

4 Class C shares commenced operations on January 30, 2019 and performance for the Class began on January 31, 2019. The 1% CDSC for Class C shares normally applies before the first anniversary of the purchase date.

5 Commenced operations on January 30, 2019 and performance for the Classes began on January 31, 2019. Performance is at net asset value.

Focused Large Cap Value Fund

Investment Comparison

Below is a comparison of a $10,000 investment in Class A shares with the same investment in the Russell 1000® Value Index, assuming reinvestment of all dividends and distributions. The performance of other classes will be greater than or less than the performance shown in the graph below due to different sales loads and expenses applicable to such classes. The graph and performance table below do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. During certain periods, expenses of the Fund have been waived or reimbursed by Lord Abbett; without such waiver or reimbursements of expense, the Fund’s returns would have been lower. Past performance is no guarantee of future results.

Average Annual Total Returns at Maximum Applicable

Sales Charge for the Periods Ended October 31, 2023

	1 Year	Life of Class
Class A3	-5.20%	3.87%
Class C4	-0.92%	4.54%
Class F5	0.81%	5.57%
Class F3[5]	0.82%	5.60%
Class I5	0.89%	5.60%
Class R3[5]	0.40%	5.09%
Class R4[5]	0.67%	5.34%
Class R5[5]	0.91%	5.61%
Class R6[5]	0.82%	5.61%

1 Reflects the deduction of the maximum initial sales charge of 5.75%.

2 Performance for the unmanaged index does not reflect any fees or expenses. The performance of the index is not necessarily representative of the Fund’s performance. Performance of the index begins on July 31, 2019.

3 Class A shares commenced operations on July 26, 2019 and performance for the Class began on July 31, 2019. Total return, which is the percentage change in net asset value, after deduction of the maximum initial sales charge of 5.75% applicable to Class A shares, with all dividends and distributions reinvested for the periods shown ended October 31, 2023, is calculated using the SEC required uniform method to compute such return.

4 Class C shares commenced operations on July 26, 2019 and performance for the Class began on July 31, 2019. The 1% CDSC for Class C shares normally applies before the first anniversary of the purchase date. Performance for other periods is at net asset value.

5 Commenced operations on July 26, 2019 and performance for the Classes began on July 31, 2019. Performance is at net asset value.

Focused Small Cap Value Fund

Investment Comparison

Below is a comparison of a $10,000 investment in Class A shares with the same investment in the Russell 2000® Value Index and the Russell 2000® Index, assuming reinvestment of all dividends and distributions. The performance of the other class will be greater than or less than the performance shown in the graph below due to different sales loads and expenses applicable to such class. The graph and performance table below do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. During certain periods, expenses of the Fund have been waived or reimbursed by Lord Abbett; without such waiver or reimbursement of expenses, the Fund’s returns would have been lower. Past performance is no guarantee of future results.

Average Annual Total Returns at Maximum Applicable
Sales Charge for the Periods Ended October 31, 2023

	1 Year	5 Years	10 Years	Life of Class
Class A3	-10.36%	2.95%	6.03%	–
Class C4	-6.56%	–	–	3.08%
Class F5	-4.68%	–	–	4.14%
Class F3[5]	-4.60%	–	–	4.21%
Class I6	-4.66%	4.41%	6.78%	–
Class R5[5]	-4.66%	–	–	4.16%
Class R6[5]	-4.60%	–	–	4.21%

1 Reflects the deduction of the maximum initial sales charge of 5.75%.

2 Performance for each unmanaged index does not reflect any fees or expenses. The performance of each index is not necessarily representative of the Fund’s performance.

3 Total return, which is the percentage change in net asset value, after deduction of the maximum initial sales charge of 5.75% applicable to Class A shares, with all dividends and distributions reinvested for the periods shown ended October 31, 2023, is calculated using the SEC required uniform method to compute such return.

4 Class C shares commenced operations on June 28, 2019 and performance for the Class began on July 1, 2019. The 1% CDSC for Class C shares normally applies before the first anniversary of the purchase date. Performance for other periods is at net asset value.

5 Commenced operations on June 28, 2019 and performance for the Class began on July 1, 2019. Performance is at net asset value.

6 Performance is at net asset value.

Fundamental Equity Fund

Investment Comparison

Below is a comparison of a $10,000 investment in Class A shares with the same investment in the Russell 1000® Value Index, Russell 3000® Value Index, Russell 3000® Index, and S&P 500® Index, assuming reinvestment of all dividends and distributions. The performance of other classes will be greater than or less than the performance shown in the graph below due to different sales loads and expenses applicable to such classes. The graph and performance table below do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. During certain periods, expenses of the Fund have been waived or reimbursed by Lord Abbett; without such waiver or reimbursement of expenses, the Fund’s returns would have been lower. Past performance is no guarantee of future results.

Average Annual Total Returns at Maximum Applicable

Sales Charge for the Periods Ended October 31, 2023

	1 Year	5 Years	10 Years	Life of Class
Class A3	-4.89%	5.46%	6.30%	–
Class C4	-0.80%	5.92%	6.14%	–
Class F5	1.14%	6.87%	7.10%	–
Class F3[6]	1.26%	7.06%	–	6.74%
Class I5	1.18%	6.98%	7.20%	–
Class P5	0.65%	6.48%	6.72%	–
Class R2[5]	0.59%	6.34%	6.56%	–
Class R3[5]	0.66%	6.44%	6.66%	–
Class R4[7]	0.86%	6.70%	–	6.60%
Class R5[7]	1.17%	6.97%	–	6.87%
Class R6[7]	1.26%	7.05%	–	6.97%

1 Reflects the deduction of the maximum initial sales charge of 5.75%.

2 Performance for each unmanaged index does not reflect any fees or expenses. The performance of each index is not necessarily representative of the Fund’s performance.

3 Total return, which is the percentage change in net asset value, after deduction of the maximum initial sales charge of 5.75% applicable to Class A shares, with all dividends and distributions reinvested for the periods shown ended October 31, 2023, is calculated using the SEC-required uniform method to compute such return.

4 The 1% CDSC for Class C shares normally applies before the first anniversary of the purchase date. Performance for other periods is at net asset value.

5 Performance is at net asset value.

6 Commenced operations and performance for the Class began on April 4, 2017. Performance is at net asset value.

7 Commenced operations and performance for the classes began on June 30, 2015. Performance is at net asset value.

Global Equity Fund

Investment Comparison

Below is a comparison of a $10,000 investment in Class A shares with the same investment in the Morgan Stanley Capital International (MSCI) All Country World Index with Net Dividends and the MSCI All Country World Index with Gross Dividends, assuming reinvestment of all dividends and distributions. The MSCI All Country World Index with Net Dividends reflects a reduction in dividends after taking into account withholding of taxes by certain foreign countries represented in the MSCI All Country World Index. The performance of other classes will be greater than or less than the performance shown in the graph below due to different sales loads and expenses applicable to such classes. The graph and performance table below do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. During certain periods, expenses of the Fund have been waived or reimbursed by Lord Abbett; without such waiver or reimbursements of expense, the Fund’s returns would have been lower. Past performance is no guarantee of future results.

Average Annual Total Returns at Maximum Applicable
Sales Charge for the Periods Ended October 31, 2023

	1 Year	5 Years	Life of Class
Class A3	3.68%	6.96%	7.35%
Class C4	8.09%	7.43%	7.48%
Class F5	10.16%	8.41%	8.45%
Class F3[6]	10.38%	8.57%	8.44%
Class I5	10.26%	8.51%	8.55%
Class R3[5]	9.67%	7.96%	8.00%
Class R4[5]	9.97%	8.23%	8.28%
Class R5[5]	10.31%	8.52%	8.56%
Class R6[5]	10.38%	8.57%	8.61%

1 Reflects the deduction of the maximum initial sales charge of 5.75%.

2 Performance for each unmanaged index does not reflect any fees or expenses. The performance of each index is not necessarily representative of the Fund’s performance. Performance of each index begins on January 18, 2017.

3 Class A shares commenced operations on January 17, 2017 and performance for the Class began on January 18, 2017. Total return, which is the percentage change in net asset value, after deduction of the maximum initial sales charge of 5.75% applicable to Class A shares, with all dividends and distributions reinvested for the periods shown ended October 31, 2023, is calculated using the SEC-required uniform method to compute such return.

4 Class C shares commenced operations on January 17, 2017 and performance for the Class began on January 18, 2017. The 1% CDSC for Class C shares normally applies before the first anniversary of the purchase date. Performance for other periods is at net asset value.

5 Commenced operations on January 17, 2017 and performance for the Class began on January 18, 2017. Performance is at net asset value.

6 Commenced operations and performance for the class began on April 4, 2017. Performance is at net asset value.

Growth Leaders Fund

Investment Comparison

Below is a comparison of a $10,000 investment in Class A shares with the same investment in the Russell 1000® Growth Index, Russell 3000® Growth Index, and S&P 500® Index, assuming reinvestment of all dividends and distributions. The performance of other classes will be greater than or less than the performance shown in the graph below due to different sales loads and expenses applicable to such classes. The graph and performance table below do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. During certain periods, expenses of the Fund have been waived or reimbursed by Lord Abbett; without such waiver or reimbursement of expenses, the Fund’s returns would have been lower. Past performance is no guarantee of future results.

Average Annual Total Returns at Maximum Applicable
Sales Charge for the Periods Ended October 31, 2023

	1 Year	5 Years	10 Years	Life of Class
Class A3	-1.39%	9.25%	10.54%	–
Class C4	2.85%	9.73%	10.38%	–
Class F5	4.89%	10.83%	11.45%	–
Class F3[6]	4.95%	10.90%	–	12.67%
Class I5	4.88%	10.83%	11.48%	–
Class R2[5]	4.27%	10.17%	10.82%	–
Class R3[5]	4.35%	10.28%	10.93%	–
Class R4[7]	4.65%	10.56%	–	10.79%
Class R5[7]	4.88%	10.82%	–	11.07%
Class R6[7]	4.95%	10.90%	–	11.14%

1 Reflects the deduction of the maximum initial sales charge of 5.75%.

2 Performance for each unmanaged index does not reflect any fees or expenses. The performance of each index is not necessarily representative of the Fund’s performance. Performance for each index begins on June 30, 2011.

3 Class A shares commenced operations on June 24, 2011 and performance for the Class began on June 30, 2011. Total return, which is the percentage change in net asset value, after deduction of the maximum initial sales charge of 5.75% applicable to Class A shares, with all dividends and distributions reinvested for the periods shown ended October 31, 2023, is calculated using the SEC-required uniform method to compute such return.

4 Class C shares commenced operations on June 24, 2011 and performance for the Class began on June 30, 2011. The 1% CDSC for Class C shares normally applies before the first anniversary of the purchase date. Performance for other periods is at net asset value.

5 Commenced operations on June 24, 2011 and performance for the Class began on June 30, 2011. Performance is at net asset value.

6 Commenced operations and performance for the Class began on April 4, 2017. Performance is at net asset value.

7 Commenced operations and performance for the classes began on June 30, 2015. Performance is at net asset value.

Health Care Fund

Investment Comparison

Below is a comparison of a $10,000 investment in Class A shares with the same investment in the Morgan Stanley Capital International (MSCI) All Country World Index (ACWI) Health Care Net Index and MSCI ACWI Health Care Gross Index, assuming reinvestment of all dividends and distributions. The performance of other classes will be greater than or less than the performance shown in the graph below due to different sales loads and expenses applicable to such classes. The graph and performance table below do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. During certain periods, expenses of the Fund have been waived or reimbursed by Lord Abbett; without such waiver or reimbursements of expense, the Fund’s returns would have been lower. Past performance is no guarantee of future results.

Average Annual Total Returns at Maximum Applicable
Sales Charge for the Periods Ended October 31, 2023

	1 Year	Life of Class
Class A3	-14.96%	3.87%
Class C4	-11.37%	4.54%
Class F5	-9.58%	5.59%
Class F3[5]	-9.45%	5.68%
Class I5	-9.58%	5.59%
Class R3[5]	-9.99%	5.07%
Class R4[5]	-9.84%	5.32%
Class R5[5]	-9.58%	5.59%
Class R6[5]	-9.44%	5.70%

1 Reflects the deduction of the maximum initial sales charge of 5.75%.

2 Performance for the unmanaged index does not reflect any fees or expenses. The performance of the index is not necessarily representative of the Fund’s performance. Performance of the index begins on July 31, 2019.

3 Total return, which is the percentage change in net asset value, after deduction of the maximum initial sales charge of 5.75% applicable to Class A shares, with all dividends and distributions reinvested for the periods shown ended October 31, 2023, is calculated using the SEC required uniform method to compute such return.

4 The 1% CDSC for Class C shares normally applies before the first anniversary of the purchase date. Performance for other periods is at net asset value.

5 Performance is at net asset value.

International Equity Fund

Investment Comparison

Below is a comparison of a $10,000 investment in Class A shares with the same investment in the Morgan Stanley Capital International (MSCI) All Country World Index (ACWI) ex-USA® Index with Net Dividends and the MSCI ACWI ex-USA® Index with Gross Dividends, assuming reinvestment of all dividends and distributions. The MSCI ACWI ex-USA Index with Net Dividends reflects a reduction in dividends after taking into account withholding of taxes by certain foreign countries represented in the MSCI ACWI ex-USA Index. The performance of other classes will be greater than or less than the performance shown in the graph below due to different sales loads and expenses applicable to such classes. The graph and performance table below do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. During certain periods, expenses of the Fund have been waived or reimbursed by Lord Abbett; without such waiver or reimbursement of expenses, the Fund’s returns would have been lower. Past performance is no guarantee of future results.

Average Annual Total Returns at Maximum Applicable

Sales Charge for the Periods Ended October 31, 2023

	1 Year	5 Years	10 Years	Life of Class
Class A3	2.45%	2.96%	0.95%	–
Class C4	6.82%	3.39%	0.80%	–
Class F5	8.89%	4.40%	1.77%	–
Class F3[6]	9.07%	4.54%	–	3.76%
Class I5	8.98%	4.50%	1.88%	–
Class P5	8.57%	4.00%	1.36%	–
Class R2[5]	8.27%	3.83%	1.20%	–
Class R3[5]	8.42%	3.93%	1.31%	–
Class R4[7]	8.70%	4.20%	–	2.31%
Class R5[7]	8.96%	4.44%	–	2.55%
Class R6[7]	9.08%	4.53%	–	2.67%

1 Reflects the deduction of the maximum initial sales charge of 5.75%.

2 Performance for each unmanaged index does not reflect any fees or expenses. The performance of each index is not necessarily representative of the Fund’s performance.

3 Total return, which is the percentage change in net asset value, after deduction of the maximum initial sales charge of 5.75% applicable to Class A shares, with all dividends and distributions reinvested for the periods shown ended October 31, 2023, is calculated using the SEC-required uniform method to compute such return.

4 The 1% CDSC for Class C shares normally applies before the first anniversary of the purchase date. Performance for other periods is at net asset value.

5 Performance is at net asset value.

6 Commenced operations and performance for the Class began on April 4, 2017. Performance is at net asset value.

7 Commenced operations and performance for the classes began on June 30, 2015. Performance is at net asset value.

International Opportunities Fund

Investment Comparison

Below is a comparison of a $10,000 investment in Class A shares with the same investment in the S&P Developed Ex-U.S. SmallCap® Index, assuming reinvestment of all dividends and distributions. The performance of other classes will be greater than or less than the performance shown in the graph below due to different sales loads and expenses applicable to such classes. The graph and performance table below do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. During certain periods, expenses of the Fund have been waived or reimbursed by Lord Abbett; without such waiver or reimbursement of expenses, the Fund’s returns would have been lower. Past performance is no guarantee of future results.

Average Annual Total Returns at Maximum Applicable
Sales Charge for the Periods Ended October 31, 2023

	1 Year	5 Years	10 Years	Life of Class
Class A3	3.26%	1.15%	2.09%	–
Class C4	7.76%	1.60%	1.94%	–
Class F5	9.70%	2.50%	2.85%	–
Class F3[6]	9.94%	2.70%	–	2.42%
Class I5	9.85%	2.61%	2.96%	–
Class P5	9.37%	2.15%	2.50%	–
Class R2[5]	9.17%	2.00%	2.34%	–
Class R3[5]	9.30%	2.09%	2.45%	–
Class R4[7]	9.54%	2.35%	–	2.10%
Class R5[7]	9.85%	2.60%	–	2.35%
Class R6[7]	9.94%	2.69%	–	2.45%

1 Reflects the deduction of the maximum initial sales charge of 5.75%.

2 Performance for the unmanaged index does not reflect any fees or expenses. The performance of the index is not necessarily representative of the Fund’s performance.

3 Total return, which is the percentage change in net asset value, after deduction of the maximum initial sales charge of 5.75% applicable to Class A shares, with all dividends and distributions reinvested for the periods shown ended October 31, 2023, is calculated using the SEC-required uniform method to compute such return.

4 The 1% CDSC for Class C shares normally applies before the first anniversary of the purchase date. Performance is at net asset value.

5 Performance is at net asset value.

6 Commenced operations and performance for the Class began on April 4, 2017. Performance is at net asset value.

7 Commenced operations and performance for the classes began on June 30, 2015. Performance is at net asset value.

International Value Fund

Investment Comparison

Below is a comparison of a $10,000 investment in Class A shares with the same investment in the Morgan Stanley Capital International (MSCI) EAFE Value Index with Net Dividends and the MSCI EAFE Value Index with Gross Dividends, assuming reinvestment of all dividends and distributions. The MSCI EAFE Value Index with Net Dividends reflects a reduction in dividends after taking into account withholding of taxes by certain foreign countries represented in the MSCI EAFE Value Index. The performance of other classes will be greater than or less than the performance shown in the graph due to different sales loads and expenses applicable to such classes. The graph and performance table below do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. During certain periods, expenses of the Fund have been waived or reimbursed by Lord Abbett; without such waiver or reimbursements of expense, the Fund’s returns would have been lower. Past performance is no guarantee of future results.

Average Annual Total Returns at Maximum Applicable
Sales Charge for the Periods Ended October 31, 2023

	1 Year	5 Years	10 Years	Life of Class
Class A3	7.61%	2.14%	0.38%	–
Class C4	12.22%	2.56%	0.23%	–
Class F5	14.33%	3.55%	1.20%	–
Class F3[6]	14.42%	3.67%	–	3.00%
Class I5	14.42%	3.66%	1.29%	–
Class R2[5]	13.83%	2.95%	0.62%	–
Class R3[5]	13.76%	3.11%	0.75%	–
Class R4[7]	14.11%	3.33%	–	1.53%
Class R5[7]	14.49%	3.61%	–	1.81%
Class R6[7]	14.43%	3.67%	–	1.86%

1 Reflects the deduction of the maximum initial sales charge of 5.75%.

2 Performance for each unmanaged index does not reflect any fees or expenses. The performance of each index is not necessarily representative of the Fund’s performance.

3 Total return, which is the percentage change in net asset value, after deduction of the maximum initial sales charge of 5.75% applicable to Class A shares, with all dividends and distributions reinvested for the periods shown ended October 31, 2023, is calculated using the SEC-required uniform method to compute such return.

4 The 1% CDSC for Class C shares normally applies before the first anniversary of the purchase date. Performance for other periods is at net asset value.

5 Performance is at net asset value.

6 Commenced operations and performance for the Class began on April 4, 2017. Performance is at net asset value.

7 Commenced operations and performance for the classes began on June 30, 2015. Performance is at net asset value.

Micro Cap Growth Fund

Investment Comparison

Below is a comparison of a $10,000 investment in Class A shares with the same investment in the Russell Microcap® Growth Index and the Russell Microcap® Index, assuming reinvestment of all dividends and distributions. The performance of the other classes will be greater than or less than the performance shown in the graph below due to different sales loads and expenses applicable to such classes. The graph and performance table below do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. During certain periods, expenses of the Fund have been waived or reimbursed by Lord Abbett; without such waiver or reimbursement of expenses, the Fund’s returns would have been lower. Past performance is no guarantee of future results.

Average Annual Total Returns at Maximum Applicable

Sales Charge for the Periods Ended October 31, 2023

	1 Year	5 Years	10 Years	Life of Class
Class A3	-24.88%	5.33%	8.72%	–
Class C4	-21.69%	–	–	-5.64%
Class F5	-20.09%	–	–	-4.70%
Class I6	-20.09%	6.78%	9.47%	–

1 Reflects the deduction of the maximum initial sales charge of 5.75%.

2 Performance for each unmanaged index does not reflect any fees or expenses. The performance of each index is not necessarily representative of the Fund’s performance.

3 Total return, which is the percentage change in net asset value, after deduction of the maximum initial sales charge of 5.75% applicable to Class A shares, with all dividends and distributions reinvested for the periods shown ended

October 31, 2023, is calculated using the SEC required uniform method to compute such return.

4 Class C shares commenced operations and performance for the Class began on August 28, 2020. The 1% CDSC for Class C shares normally applies before the first anniversary of the purchase date. Performance is at net asset value.

5 Commenced operations and performance for the Class began on August 28, 2020. Performance is at net asset value.

6 Performance is at net asset value.

Value Opportunities Fund

Investment Comparison

Below is a comparison of a $10,000 investment in Class A shares with the same investment in the Russell 2500TM Index and the Russell 2500TM Value Index, assuming reinvestment of all dividends and distributions. The performance of other classes will be greater than or less than the performance shown in the graph below due to different sales loads and expenses applicable to such classes. The graph and performance table below do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. During certain periods, expenses of the Fund have been waived or reimbursed by Lord Abbett; without such waiver or reimbursement of expenses, the Fund’s returns would have been lower. Past performance is no guarantee of future results.

Average Annual Total Returns at Maximum Applicable
Sales Charge for the Periods Ended October 31, 2023

	1 Year	5 Years	10 Years	Life of Class
Class A3	-5.63%	3.93%	5.34%	–
Class C4	-1.60%	4.38%	5.19%	–
Class F5	0.23%	5.32%	6.14%	–
Class F3[6]	0.40%	5.53%	–	5.26%
Class I5	0.33%	5.44%	6.24%	–
Class P5	-0.16%	4.96%	5.76%	–
Class R2[5]	-0.26%	4.80%	5.62%	–
Class R3[5]	-0.15%	4.90%	5.72%	–
Class R4[7]	0.05%	5.16%	–	4.96%
Class R5[7]	0.32%	5.43%	–	5.22%
Class R6[7]	0.40%	5.53%	–	5.33%

1 Reflects the deduction of the maximum initial sales charge of 5.75%.

2 Performance for each unmanaged index does not reflect any fees or expenses. The performance of each index is not necessarily representative of the Fund’s performance.

3 Total return, which is the percentage change in net asset value, after deduction of the maximum initial sales charge of 5.75% applicable to Class A shares, with all dividends and distributions reinvested for the periods shown ended October 31, 2023, is calculated using the SEC-required uniform method to compute such return.

4 The 1% CDSC for Class C shares normally applies before the first anniversary of the purchase date. Performance for other periods is at net asset value.

5 Performance is at net asset value.

6 Commenced operations and performance for the Class began on April 4, 2017. Performance is at net asset value.

7 Commenced operations and performance for the classes began on June 30, 2015. Performance is at net asset value.

Expense Example

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments (these charges vary among the share classes); and (2) ongoing costs, including management fees; distribution and service (12b-1) fees (these charges vary among the share classes); and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in each Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (May 1, 2023 through October 31, 2023).

Actual Expenses

For each class of each Fund, the first line of the applicable table on the following pages provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading titled “Expenses Paid During Period 5/1/23 – 10/31/23” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

For each class of each Fund, the second line of the applicable table on the following pages provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in each Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Alpha Strategy Fund

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value	Ending Account Value	Expenses Paid During Period†#
	5/1/23	10/31/23	5/1/23 – 10/31/23
Class A
Actual	$1,000.00	$910.30	$2.02
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,023.09	$2.14
Class C
Actual	$1,000.00	$907.00	$5.67
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,019.26	$6.01
Class F
Actual	$1,000.00	$911.50	$1.35
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,023.79	$1.43
Class F3
Actual	$1,000.00	$912.20	$0.43
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,024.75	$0.46
Class I
Actual	$1,000.00	$911.60	$0.82
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,024.35	$0.87
Class R2
Actual	$1,000.00	$909.00	$3.75
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,021.27	$3.97
Class R3
Actual	$1,000.00	$909.40	$3.22
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,021.83	$3.41
Class R4
Actual	$1,000.00	$910.40	$2.02
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,023.09	$2.14
Class R5
Actual	$1,000.00	$911.70	$0.82
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,024.35	$0.87
Class R6
Actual	$1,000.00	$911.80	$0.43
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,024.75	$0.46

†	For each class of the Fund, net expenses are equal to the annualized expense ratio for such class (0.42% for Class A, 1.18% for Class C, 0.28% for Class F, 0.09% for Class F3, 0.17% for Class I, 0.78% for Class R2, 0.67% for Class R3, 0.42% for Class R4, 0.17% for Class R5 and 0.09% for Class R6) multiplied by the average account value over the period, multiplied by 184/365 (to reflect one-half year period).
#	Does not include expenses of the Underlying Funds in which Alpha Strategy Fund invests.

Portfolio Holdings Presented by Portfolio Allocation

October 31, 2023

Underlying Fund Name	%*
Lord Abbett Developing Growth Fund, Inc. - Class I	18.91%
Lord Abbett Securities Trust-Focused Small Cap Value Fund - Class I	10.43%
Lord Abbett Securities Trust-International Opportunities Fund - Class I	20.65%
Lord Abbett Securities Trust-Micro Cap Growth Fund - Class I	8.92%
Lord Abbett Research Fund, Inc.-Small Cap Value Fund - Class I	20.40%
Lord Abbett Securities Trust-Value Opportunities Fund - Class I	20.59%
Repurchase Agreements	0.10%
Total	100.00%

*	Represents percent of total investments, which excludes derivatives.

Focused Growth Fund

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value	Ending Account Value	Expenses Paid During Period†
	5/1/23	10/31/23	5/1/23 – 10/31/23
Class A
Actual	$1,000.00	$1,042.20	$5.40
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,019.91	$5.35
Class C
Actual	$1,000.00	$1,038.50	$9.25
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,016.13	$9.15
Class F
Actual	$1,000.00	$1,043.70	$4.12
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,021.17	$4.08
Class F3
Actual	$1,000.00	$1,044.60	$3.45
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,021.83	$3.41
Class I
Actual	$1,000.00	$1,043.70	$4.12
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,021.17	$4.08
Class R3
Actual	$1,000.00	$1,041.20	$6.69
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,018.65	$6.61
Class R4
Actual	$1,000.00	$1,042.70	$5.41
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,019.91	$5.35
Class R5
Actual	$1,000.00	$1,043.70	$4.12
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,021.17	$4.08
Class R6
Actual	$1,000.00	$1,044.60	$3.45
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,021.83	$3.41

†	For each class of the Fund, net expenses are equal to the annualized expense ratio for such class (1.05% for Class A, 1.80% for Class C, 0.80% for Class F, 0.67% for Class F3, 0.80% for Class I, 1.30% for Class R3, 1.05% for Class R4, 0.80% for Class R5 and 0.67% for Class R6) multiplied by the average account value over the period, multiplied by 184/365 (to reflect one-half year period).

Portfolio Holdings Presented by Sector

October 31, 2023

Sector*	%**
Communication Services	16.56%
Consumer Discretionary	12.20%
Financials	3.08%
Health Care	9.24%
Industrials	4.06%
Information Technology	54.28%
Repurchase Agreements	0.58%
Total	100.00%

*	A sector may comprise several industries.
**	Represents percent of total investments, which excludes derivatives.

Focused Large Cap Value Fund

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value	Ending Account Value	Expenses Paid During Period†
	5/1/23	10/31/23	5/1/23 – 10/31/23
Class A
Actual	$1,000.00	$985.60	$4.80
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,020.37	$4.89
Class C
Actual	$1,000.00	$982.50	$8.54
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,016.59	$8.69
Class F
Actual	$1,000.00	$986.90	$3.56
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,021.63	$3.62
Class F3
Actual	$1,000.00	$986.70	$3.56
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,021.63	$3.62
Class I
Actual	$1,000.00	$987.10	$3.56
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,021.63	$3.62
Class R3
Actual	$1,000.00	$985.60	$6.06
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,019.11	$6.16
Class R4
Actual	$1,000.00	$986.60	$4.81
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,020.37	$4.89
Class R5
Actual	$1,000.00	$987.70	$3.56
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,021.63	$3.62
Class R6
Actual	$1,000.00	$986.70	$3.56
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,021.63	$3.62

†	For each class of the Fund, net expenses are equal to the annualized expense ratio for such class (0.96% for Class A, 1.71% for Class C, 0.71% for Class F, 0.71% for Class F3, 0.71% for Class I, 1.21% for Class R3, 0.96% for Class R4, 0.71% for Class R5 and 0.71% for Class R6) multiplied by the average account value over the period, multiplied by 184/365 (to reflect one-half year period).

Portfolio Holdings Presented by Sector

October 31, 2023

Sector*	%**
Communication Services	4.20%
Consumer Discretionary	5.52%
Consumer Staples	8.27%
Energy	11.94%
Financials	25.65%
Health Care	9.61%
Industrials	18.83%
Information Technology	10.64%
Materials	2.90%
Real Estate	2.44%
Total	100.00%

*	A sector may comprise several industries.
**	Represents percent of total investments, which excludes derivatives.

Focused Small Cap Value Fund

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value	Ending Account Value	Expenses Paid During Period†
	5/1/23	10/31/23	5/1/23 – 10/31/23
Class A
Actual	$1,000.00	$939.20	$6.26
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,018.75	$6.51
Class C
Actual	$1,000.00	$935.40	$9.90
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,014.97	$10.31
Class F
Actual	$1,000.00	$939.80	$5.04
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,020.01	$5.24
Class F3
Actual	$1,000.00	$940.60	$4.74
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,020.32	$4.94
Class I
Actual	$1,000.00	$940.00	$5.04
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,020.01	$5.24
Class R5
Actual	$1,000.00	$940.40	$5.04
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,020.01	$5.24
Class R6
Actual	$1,000.00	$940.20	$4.74
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,020.32	$4.94

†	For each class of the Fund, net expenses are equal to the annualized expense ratio for such class (1.28% for Class A, 2.03% for Class C, 1.03% for Class F, 0.97% for Class F3, 1.03% for Class I, 1.03% for Class R5 and 0.97% for Class R6) multiplied by the average account value over the period, multiplied by 184/365 (to reflect one-half year period).

Portfolio Holdings Presented by Sector

October 31, 2023

Sector*	%**
Communication Services	4.02%
Consumer Discretionary	10.73%
Consumer Staples	2.14%
Energy	11.19%
Financials	27.93%
Health Care	5.49%
Industrials	19.89%
Information Technology	11.34%
Materials	4.08%
Real Estate	2.38%
Repurchase Agreements	0.81%
Total	100.00%

*	A sector may comprise several industries.
**	Represents percent of total investments, which excludes derivatives.

Fundamental Equity Fund

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value	Ending Account Value	Expenses Paid During Period†
	5/1/23	10/31/23	5/1/23 – 10/31/23
Class A
Actual	$1,000.00	$983.50	$4.70
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,020.47	$4.79
Class C
Actual	$1,000.00	$979.70	$8.43
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,016.69	$8.59
Class F
Actual	$1,000.00	$984.10	$3.95
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,021.22	$4.02
Class F3
Actual	$1,000.00	$984.60	$3.15
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,022.03	$3.21
Class I
Actual	$1,000.00	$984.50	$3.45
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,021.73	$3.52
Class P
Actual	$1,000.00	$981.40	$5.69
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,019.46	$5.80
Class R2
Actual	$1,000.00	$981.30	$6.44
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,018.70	$6.56
Class R3
Actual	$1,000.00	$981.40	$5.94
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,019.21	$6.06
Class R4
Actual	$1,000.00	$982.60	$4.70
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,020.47	$4.79
Class R5
Actual	$1,000.00	$984.50	$3.45
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,021.73	$3.52
Class R6
Actual	$1,000.00	$984.60	$3.15
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,022.03	$3.21

†	For each class of the Fund, net expenses are equal to the annualized expense ratio for such class (0.94% for Class A, 1.69% for Class C, 0.79% for Class F, 0.63% for Class F3, 0.69% for Class I, 1.14% for Class P, 1.29% for Class R2, 1.19% for Class R3, 0.94% for Class R4, 0.69% for Class R5 and 0.63% for Class R6) multiplied by the average account value over the period, multiplied by 184/365 (to reflect one-half year period).

Portfolio Holdings Presented by Sector

October 31, 2023

Sector*	%**
Communication Services	4.71%
Consumer Discretionary	5.74%
Consumer Staples	5.89%
Energy	10.10%
Financials	23.23%
Health Care	14.80%
Industrials	13.29%
Information Technology	12.51%
Materials	3.85%
Real Estate	2.98%
Utilities	1.98%
Repurchase Agreements	0.92%
Total	100.00%

*	A sector may comprise several industries.
**	Represents percent of total investments, which excludes derivatives.

Global Equity Fund

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value	Ending Account Value	Expenses Paid During Period†
	5/1/23	10/31/23	5/1/23 – 10/31/23
Class A
Actual	$1,000.00	$989.60	$4.51
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,020.67	$4.58
Class C
Actual	$1,000.00	$985.50	$8.26
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,016.89	$8.39
Class F
Actual	$1,000.00	$990.50	$3.76
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,021.42	$3.82
Class F3
Actual	$1,000.00	$991.30	$2.91
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,022.28	$2.96
Class I
Actual	$1,000.00	$990.50	$3.26
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,021.93	$3.31
Class R3
Actual	$1,000.00	$988.00	$5.76
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,019.41	$5.85
Class R4
Actual	$1,000.00	$989.60	$4.51
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,020.67	$4.58
Class R5
Actual	$1,000.00	$991.20	$3.26
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,021.93	$3.31
Class R6
Actual	$1,000.00	$991.30	$2.91
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,022.28	$2.96

†	For each class of the Fund, net expenses are equal to the annualized expense ratio for such class (0.90% for Class A, 1.65% for Class C, 0.75% for Class F, 0.58% for Class F3, 0.65% for Class I, 1.15% for Class R3, 0.90% for Class R4, 0.65% for Class R5 and 0.58% for Class R6) multiplied by the average account value over the period, multiplied by 184/365 (to reflect one-half year period).

Portfolio Holdings Presented by Sector

October 31, 2023

Sector*	%**
Communication Services	11.06%
Consumer Discretionary	12.18%
Consumer Staples	7.68%
Energy	5.21%
Financials	16.20%
Health Care	10.41%
Industrials	8.38%
Information Technology	22.45%
Materials	2.61%
Real Estate	1.09%
Utilities	1.69%
Repurchase Agreements	1.04%
Total	100.00%

*	A sector may comprise several industries.
**	Represents percent of total investments, which excludes derivatives.

Growth Leaders Fund

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value	Ending Account Value	Expenses Paid During Period†
	5/1/23	10/31/23	5/1/23 – 10/31/23
Class A
Actual	$1,000.00	$1,041.00	$4.58
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,020.72	$4.53
Class C
Actual	$1,000.00	$1,037.60	$8.42
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,016.94	$8.34
Class F
Actual	$1,000.00	$1,042.80	$3.30
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,021.98	$3.26
Class F3
Actual	$1,000.00	$1,042.80	$3.04
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,022.23	$3.01
Class I
Actual	$1,000.00	$1,042.80	$3.30
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,021.98	$3.26
Class R2
Actual	$1,000.00	$1,039.50	$6.43
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,018.90	$6.36
Class R3
Actual	$1,000.00	$1,039.80	$5.86
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,019.46	$5.80
Class R4
Actual	$1,000.00	$1,041.40	$4.58
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,020.72	$4.53
Class R5
Actual	$1,000.00	$1,042.40	$3.29
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,021.98	$3.26
Class R6
Actual	$1,000.00	$1,042.80	$3.04
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,022.23	$3.01

†	For each class of the Fund, net expenses are equal to the annualized expense ratio for such class (0.89% for Class A, 1.64% for Class C, 0.64% for Class F, 0.59% for Class F3, 0.64% for Class I, 1.25% for Class R2, 1.14% for Class R3, 0.89% for Class R4, 0.64% for Class R5 and 0.59% for Class R6) multiplied by the average account value over the period, multiplied by 184/365 (to reflect one-half year period).

Portfolio Holdings Presented by Sector

October 31, 2023

Sector*	%**
Communication Services	11.01%
Consumer Discretionary	14.85%
Financials	5.46%
Health Care	4.81%
Industrials	16.96%
Information Technology	45.40%
Repurchase Agreements	1.51%
Total	100.00%

*	A sector may comprise several industries.
**	Represents percent of total investments, which excludes derivatives.

Health Care Fund

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value	Ending Account Value	Expenses Paid During Period†
	5/1/23	10/31/23	5/1/23 – 10/31/23
Class A
Actual	$1,000.00	$846.60	$4.79
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,020.01	$5.24
Class C
Actual	$1,000.00	$843.40	$8.27
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,016.23	$9.05
Class F
Actual	$1,000.00	$847.60	$3.63
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,021.27	$3.97
Class F3
Actual	$1,000.00	$848.40	$2.84
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,022.13	$3.11
Class I
Actual	$1,000.00	$847.80	$3.63
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,021.27	$3.97
Class R3
Actual	$1,000.00	$845.60	$5.95
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,018.75	$6.51
Class R4
Actual	$1,000.00	$846.50	$4.79
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,020.01	$5.24
Class R5
Actual	$1,000.00	$847.80	$3.63
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,021.27	$3.97
Class R6
Actual	$1,000.00	$848.50	$2.84
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,022.13	$3.11

†	For each class of the Fund, net expenses are equal to the annualized expense ratio for such class (1.03% for Class A, 1.78% for Class C, 0.78% for Class F, 0.61% for Class F3, 0.78% for Class I, 1.28% for Class R3, 1.03% for Class R4, 0.78% for Class R5 and 0.61% for Class R6) multiplied by the average account value over the period, multiplied by 184/365 (to reflect one-half year period).

Portfolio Holdings Presented by Sector

October 31, 2023

Sector*	%**
Health Care	94.02%
Repurchase Agreements	5.09%
Money Market Funds(a)	0.80%
Time Deposits(a)	0.09%
Total	100.00%

*	A sector may comprise several industries.
**	Represents percent of total investments, which excludes derivatives.
(a)	Securities were purchased with the cash collateral from loaned securities.

International Equity Fund

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value	Ending Account Value	Expenses Paid During Period†
	5/1/23	10/31/23	5/1/23 – 10/31/23
Class A
Actual	$1,000.00	$921.10	$4.50
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,020.52	$4.74
Class C
Actual	$1,000.00	$917.30	$8.12
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,016.74	$8.54
Class F
Actual	$1,000.00	$922.20	$3.78
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,021.27	$3.97
Class F3
Actual	$1,000.00	$922.30	$2.91
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,022.18	$3.06
Class I
Actual	$1,000.00	$922.10	$3.29
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,021.78	$3.47
Class P
Actual	$1,000.00	$920.60	$5.52
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,019.46	$5.80
Class R2
Actual	$1,000.00	$919.00	$6.19
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,018.75	$6.51
Class R3
Actual	$1,000.00	$919.80	$5.71
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,019.26	$6.01
Class R4
Actual	$1,000.00	$921.30	$4.50
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,020.52	$4.74
Class R5
Actual	$1,000.00	$922.20	$3.20
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,021.88	$3.36
Class R6
Actual	$1,000.00	$922.20	$2.91
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,022.18	$3.06

†	For each class of the Fund, net expenses are equal to the annualized expense ratio for such class (0.93% for Class A, 1.68% for Class C, 0.78% for Class F, 0.60% for Class F3, 0.68% for Class I, 1.14% for Class P, 1.28% for Class R2, 1.18% for Class R3, 0.93% for Class R4, 0.66% for Class R5 and 0.60% for Class R6) multiplied by the average account value over the period, multiplied by 184/365 (to reflect one-half year period).

Portfolio Holdings Presented by Sector

October 31, 2023

Sector*	%**
Communication Services	3.86%
Consumer Discretionary	13.25%
Consumer Staples	7.35%
Energy	6.29%
Financials	20.46%
Health Care	12.50%
Industrials	11.98%
Information Technology	10.45%
Materials	4.97%
Real Estate	0.61%
Utilities	1.97%
Repurchase Agreements	6.31%
Total	100.00%

*	A sector may comprise several industries.
**	Represents percent of total investments, which excludes derivatives.

International Opportunities Fund

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value	Ending Account Value	Expenses Paid During Period†
	5/1/23	10/31/23	5/1/23 – 10/31/23
Class A
Actual	$1,000.00	$902.10	$5.80
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,019.11	$6.16
Class C
Actual	$1,000.00	$899.00	$9.38
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,015.32	$9.96
Class F
Actual	$1,000.00	$902.90	$5.08
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,019.86	$5.40
Class F3
Actual	$1,000.00	$903.80	$4.22
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,020.77	$4.48
Class I
Actual	$1,000.00	$903.60	$4.61
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,020.37	$4.89
Class P
Actual	$1,000.00	$901.40	$6.57
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,018.30	$6.97
Class R2
Actual	$1,000.00	$900.60	$7.47
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,017.34	$7.93
Class R3
Actual	$1,000.00	$901.20	$7.00
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,017.85	$7.43
Class R4
Actual	$1,000.00	$902.20	$5.80
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,019.11	$6.16
Class R5
Actual	$1,000.00	$903.10	$4.60
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,020.37	$4.89
Class R6
Actual	$1,000.00	$903.80	$4.22
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,020.77	$4.48

†	For each class of the Fund, net expenses are equal to the annualized expense ratio for such class (1.21% for Class A, 1.96% for Class C, 1.06% for Class F, 0.88% for Class F3, 0.96% for Class I, 1.37% for Class P, 1.56% for Class R2, 1.46% for Class R3, 1.21% for Class R4, 0.96% for Class R5 and 0.88% for Class R6) multiplied by the average account value over the period, multiplied by 184/365 (to reflect one-half year period).

Portfolio Holdings Presented by Sector

October 31, 2023

Sector*	%**
Communication Services	4.69%
Consumer Discretionary	13.51%
Consumer Staples	8.52%
Energy	3.91%
Financials	19.02%
Health Care	7.76%
Industrials	9.68%
Information Technology	12.98%
Materials	10.72%
Real Estate	1.10%
Utilities	2.05%
Repurchase Agreements	6.04%
Money Market Funds(a)	0.02%
Time Deposits(a)	0.00%
Total	100.00%

*	A sector may comprise several industries.
**	Represents percent of total investments, which excludes derivatives.
(a)	Securities were purchased with the cash collateral from loaned securities.

International Value Fund

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value	Ending Account Value	Expenses Paid During Period†
	5/1/23	10/31/23	5/1/23 – 10/31/23
Class A
Actual	$1,000.00	$934.90	$4.63
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,020.42	$4.84
Class C
Actual	$1,000.00	$930.40	$8.32
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,016.59	$8.69
Class F
Actual	$1,000.00	$936.10	$3.90
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,021.17	$4.08
Class F3
Actual	$1,000.00	$936.60	$3.03
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,022.08	$3.16
Class I
Actual	$1,000.00	$935.30	$3.41
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,021.68	$3.57
Class R2
Actual	$1,000.00	$933.70	$6.34
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,018.65	$6.61
Class R3
Actual	$1,000.00	$934.30	$5.90
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,019.11	$6.16
Class R4
Actual	$1,000.00	$934.50	$4.63
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,020.42	$4.84
Class R5
Actual	$1,000.00	$936.40	$3.37
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,021.73	$3.52
Class R6
Actual	$1,000.00	$936.60	$3.03
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,022.08	$3.16

†	For each class of the Fund, net expenses are equal to the annualized expense ratio for such class (0.95% for Class A, 1.71% for Class C, 0.80% for Class F, 0.62% for Class F3, 0.70% for Class I, 1.30% for Class R2, 1.21% for Class R3, 0.95% for Class R4, 0.69% for Class R5 and 0.62% for Class R6) multiplied by the average account value over the period, multiplied by 184/365 (to reflect one-half year period).

Portfolio Holdings Presented by Sector

October 31, 2023

Sector*	%**
Communication Services	3.53%
Consumer Discretionary	8.49%
Consumer Staples	8.03%
Energy	10.09%
Financials	26.20%
Health Care	10.28%
Industrials	14.80%
Information Technology	3.12%
Materials	6.04%
Real Estate	0.90%
Utilities	4.49%
Repurchase Agreements	4.03%
Total	100.00%

*	A sector may comprise several industries.
**	Represents percent of total investments, which excludes derivatives.

Micro Cap Growth Fund

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value	Ending Account Value	Expenses Paid During Period†
	5/1/23	10/31/23	5/1/23 – 10/31/23
Class A
Actual	$1,000.00	$797.80	$6.16
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,018.35	$6.92
Class C
Actual	$1,000.00	$794.80	$9.59
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,014.52	$10.76
Class F
Actual	$1,000.00	$799.10	$5.03
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,019.61	$5.65
Class I
Actual	$1,000.00	$799.10	$5.03
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,019.61	$5.65

†	For each class of the Fund, net expenses are equal to the annualized expense ratio for such class (1.36% for Class A, 2.12% for Class C, 1.11% for Class F and 1.11% for Class I multiplied by the average account value over the period, multiplied by 184/365 (to reflect one-half year period).

Portfolio Holdings Presented by Sector

October 31, 2023

Sector*	%**
Communication Services	3.68%
Consumer Discretionary	12.21%
Consumer Staples	5.78%
Financials	11.57%
Health Care	24.32%
Industrials	17.24%
Information Technology	20.55%
Repurchase Agreements	1.46%
Money Market Funds(a)	2.87%
Time Deposits(a)	0.32%
Total	100.00%

*	A sector may comprise several industries.
**	Represents percent of total investments, which excludes derivatives.
(a)	Securities were purchased with the cash collateral from loaned securities.

Value Opportunities Fund

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value	Ending Account Value	Expenses Paid During Period†
	5/1/23	10/31/23	5/1/23 – 10/31/23
Class A
Actual	$1,000.00	$974.30	$5.82
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,019.31	$5.96
Class C
Actual	$1,000.00	$970.20	$9.58
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,015.48	$9.80
Class F
Actual	$1,000.00	$974.50	$5.08
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,020.06	$5.19
Class F3
Actual	$1,000.00	$975.50	$4.13
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,021.02	$4.23
Class I
Actual	$1,000.00	$975.20	$4.58
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,020.57	$4.69
Class P
Actual	$1,000.00	$972.70	$6.81
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,018.30	$6.97
Class R2
Actual	$1,000.00	$972.30	$7.56
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,017.54	$7.73
Class R3
Actual	$1,000.00	$972.90	$7.06
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,018.05	$7.22
Class R4
Actual	$1,000.00	$973.60	$5.82
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,019.31	$5.96
Class R5
Actual	$1,000.00	$975.20	$4.63
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,020.52	$4.74
Class R6
Actual	$1,000.00	$976.10	$4.13
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,021.02	$4.23

†	For each class of the Fund, net expenses are equal to the annualized expense ratio for such class (1.17% for Class A, 1.93% for Class C, 1.02% for Class F, 0.83% for Class F3, 0.92% for Class I, 1.37% for Class P, 1.52% for Class R2, 1.42% for Class R3, 1.17% for Class R4, 0.93% for Class R5 and 0.83% for Class R6) multiplied by the average account value over the period, multiplied by 184/365 (to reflect one-half year period).

Portfolio Holdings Presented by Sector

October 31, 2023

Sector*	%**
Communication Services	1.56%
Consumer Discretionary	11.31%
Consumer Staples	2.16%
Energy	5.96%
Financials	16.95%
Health Care	12.03%
Industrials	18.05%
Information Technology	16.46%
Materials	7.25%
Real Estate	4.01%
Utilities	2.69%
Repurchase Agreements	1.57%
Total	100.00%

*	A sector may comprise several industries.
**	Represents percent of total investments, which excludes derivatives.

Schedule of Investments

ALPHA STRATEGY FUND October 31, 2023

Investments	Shares	Fair Value
LONG-TERM INVESTMENTS 100.01%

INVESTMENTS IN UNDERLYING FUNDS(a)(b) 100.01%
Lord Abbett Developing Growth Fund, Inc. – Class I*(c)	5,059,476	$100,632,986
Lord Abbett Securities Trust – Focused Small Cap Value Fund – Class I(d)	2,314,183	55,517,264
Lord Abbett Securities Trust – International Opportunities Fund – Class I(d)	6,661,469	109,914,234
Lord Abbett Securities Trust – Micro Cap Growth Fund – Class I*(d)	3,479,972	47,466,817
Lord Abbett Research Fund, Inc. – Small Cap Value Fund – Class I(d)	6,408,888	108,566,558
Lord Abbett Securities Trust – Value Opportunities Fund – Class I(d)	6,629,382	109,583,685
Total Investments in Underlying Funds (cost 618,420,565)		531,681,544
Investments	Principal Amount	Fair Value
SHORT-TERM INVESTMENTS 0.10%

Repurchase Agreements 0.10%
Repurchase Agreement dated 10/31/2023, 2.800% due 11/1/2023 with Fixed Income Clearing Corp. collateralized by $567,600 of U.S. Treasury Note at 5.000% due 10/31/2025; value: $567,134; proceeds: $556,037 (cost $555,994)	$555,994	$555,994
Total Investments in Securities 100.11% (cost $618,976,559)		532,237,538
Other Assets and Liabilities – Net (0.11)%		(582,337)
Net Assets 100.00%		$531,655,201
*	Non-income producing security.
(a)	Affiliated issuer (See Note 12).
(b)	These investments offer daily redemptions.
(c)	Fund investment objective is long-term growth of capital through a diversified and actively managed portfolio consisting of developing growth companies, many of which are traded over the counter.
(d)	Fund investment objective is long-term capital appreciation.

The following is a summary of the inputs used as of October 31, 2023 in valuing the Fund’s investments carried at fair value(1):

Investment Type(2)	Level 1	Level 2	Level 3	Total
Long-Term Investments
Investments in Underlying Funds	$531,681,544	$–	$–	$531,681,544
Short-Term Investments
Repurchase Agreements	–	555,994	–	555,994
Total	$531,681,544	$555,994	$–	$532,237,538

(1)	Refer to Note 2(l) for a description of fair value measurements and the three-tier hierarchy of inputs.
(2)	See Schedule of Investments for fair values in each in each investment in Underlying Funds. When applicable, each Level 3 security is identified on the Schedule of Investments along with the valuation technique utilized.

A reconciliation of Level 3 investments is presented when the Fund has a material amount of Level 3 investments at the beginning or end of the year in relation to the Fund’s net assets.

See Notes to Financial Statements.	63

Schedule of Investments

FOCUSED GROWTH FUND October 31, 2023

Investments	Shares	Fair Value
LONG-TERM INVESTMENTS 98.35%
COMMON STOCKS 98.35%

Automobiles 0.96%
Tesla, Inc.*	1,484	$298,047

Biotechnology 2.79%
Argenx SE ADR*	1,843	865,417

Broadline Retail 8.65%
Amazon.com, Inc.*	13,632	1,814,283
MercadoLibre, Inc. (Uruguay)*(a)	701	869,759
Total		2,684,042

Communications Equipment 3.78%
Arista Networks, Inc.*	5,847	1,171,563

Entertainment 4.59%
Netflix, Inc.*	2,330	959,238
Spotify Technology SA (Sweden)*(a)	2,825	465,447
Total		1,424,685

Financial Services 3.05%
Mastercard, Inc. Class A	1,573	591,999
Remitly Global, Inc.*	13,136	353,752
Total		945,751

Ground Transportation 4.01%
Old Dominion Freight Line, Inc.	1,630	613,956
Uber Technologies, Inc.*	14,574	630,762
Total		1,244,718

Health Care Equipment & Supplies 1.47%
Intuitive Surgical, Inc.*	1,738	455,738

Hotels, Restaurants & Leisure 2.46%
DraftKings, Inc. Class A*	27,587	761,953

Information Technology Services 7.12%
MongoDB, Inc.*	2,812	968,987
Shopify, Inc. Class A (Canada)*(a)	26,248	1,238,643
Total		2,207,630
Investments	Shares	Fair Value
Interactive Media & Services 9.03%
Alphabet, Inc. Class A*	13,049	$1,619,120
Meta Platforms, Inc. Class A*	3,928	1,183,388
Total		2,802,508

Media 2.75%
Trade Desk, Inc. Class A*	12,033	853,862

Pharmaceuticals 4.88%
Eli Lilly & Co.	2,735	1,514,999

Semiconductors & Semiconductor Equipment 16.09%
Advanced Micro Devices, Inc.*	6,151	605,873
Applied Materials, Inc.	5,696	753,866
Monolithic Power Systems, Inc.	1,089	481,055
NVIDIA Corp.	7,726	3,150,663
Total		4,991,457

Software 20.09%
Adobe, Inc.	2,028	1,079,018
Cadence Design Systems, Inc.*	3,317	795,582
HubSpot, Inc.*	1,466	621,247
Microsoft Corp.	7,139	2,413,767
Palo Alto Networks, Inc.*	1,926	468,057
ServiceNow, Inc.*	1,468	854,156
Total		6,231,827

Technology Hardware, Storage & Peripherals 6.63%
Apple, Inc.	12,034	2,055,046
Total Common Stocks (cost $26,026,880)		30,509,243

64	See Notes to Financial Statements.

Schedule of Investments (concluded)

FOCUSED GROWTH FUND October 31, 2023

Investments	Principal Amount	Fair Value
SHORT-TERM INVESTMENTS 0.57%

Repurchase Agreements 0.57%
Repurchase Agreement dated 10/31/2023, 2.800% due 11/1/2023 with Fixed Income Clearing Corp. collateralized by $181,000 of U.S. Treasury Note at 5.000% due 10/31/2025; value: $180,852; proceeds: $177,304 (cost $177,290)	$177,290	$177,290
Total Investments in Securities 98.92% (cost $26,204,170)		30,686,533
Other Assets and Liabilities – Net 1.08%		333,809
Net Assets 100.00%		$31,020,342

ADR	American Depositary Receipt.
*	Non-income producing security.
(a)	Foreign security traded in U.S. dollars.

The following is a summary of the inputs used as of October 31, 2023 in valuing the Fund’s investments carried at fair value(1):

Investment Type(2)	Level 1	Level 2	Level 3	Total
Long-Term Investments
Common Stocks	$30,509,243	$–	$–	$30,509,243
Short-Term Investments
Repurchase Agreements	–	177,290	–	177,290
Total	$30,509,243	$177,290	$–	$30,686,533

(1)	Refer to Note 2(l) for a description of fair value measurements and the three-tier hierarchy of inputs.
(2)	See Schedule of Investments for fair values in each industry and identification of foreign issuers and/or geography. The table above is presented by Investment Type. When applicable, each Level 3 security is identified on the Schedule of Investments along with the valuation technique utilized.

A reconciliation of Level 3 investments is presented when the Fund has a material amount of Level 3 investments at the beginning or end of the year in relation to the Fund’s net assets.

See Notes to Financial Statements.	65

Schedule of Investments

FOCUSED LARGE CAP VALUE FUND October 31, 2023

Investments	Shares	Fair Value
LONG-TERM INVESTMENTS 99.39%
COMMON STOCKS 99.39%

Air Freight & Logistics 2.92%
Expeditors International of Washington, Inc.	5,070	$553,898

Banks 6.79%
JPMorgan Chase & Co.	5,640	784,298
Wells Fargo & Co.	12,740	506,670
Total		1,290,968

Beverages 2.32%
Carlsberg AS Class B(a)	3,700	440,941

Biotechnology 3.33%
AbbVie, Inc.	4,480	632,486

Building Products 5.63%
Allegion PLC (Ireland)(b)	4,820	474,095
Masco Corp.	11,440	595,910
Total		1,070,005

Capital Markets 7.00%
Charles Schwab Corp.	14,387	748,700
KKR & Co., Inc.	10,490	581,146
Total		1,329,846

Construction Materials 2.88%
CRH PLC (Ireland)(b)	10,230	548,021

Consumer Staples Distribution & Retail 5.90%
BJ’s Wholesale Club Holdings, Inc.*	8,336	567,848
Target Corp.	4,990	552,842
Total		1,120,690

Energy Equipment & Services 3.32%
Schlumberger NV	11,320	630,071

Financial Services 3.27%
Fiserv, Inc.*	5,470	622,213
Investments	Shares	Fair Value
Ground Transportation 3.30%
Norfolk Southern Corp.	3,290	$627,699

Health Care Providers & Services 4.36%
Molina Healthcare, Inc.*	2,490	829,046

Hotels, Restaurants & Leisure 2.60%
Caesars Entertainment, Inc.*	12,370	493,439

Insurance 8.43%
Allstate Corp.	6,420	822,595
RenaissanceRe Holdings Ltd.	3,548	779,105
Total		1,601,700

Interactive Media & Services 4.18%
Alphabet, Inc. Class A*	6,400	794,112

Machinery 2.97%
Parker-Hannifin Corp.	1,530	564,432

Oil, Gas & Consumable Fuels 8.54%
Chesapeake Energy Corp.	6,308	542,993
Pioneer Natural Resources Co.	2,360	564,040
Shell PLC ADR	7,930	516,560
Total		1,623,593

Pharmaceuticals 1.87%
Organon & Co.	23,960	354,368

Real Estate Management & Development 2.42%
CBRE Group, Inc. Class A*	6,640	460,418

Semiconductors & Semiconductor Equipment 3.03%
Micron Technology, Inc.	8,620	576,419

Software 7.54%
Adobe, Inc.	1,440	766,166
Microsoft Corp.	1,970	666,077
Total		1,432,243

Specialty Retail 2.89%
Valvoline, Inc.	18,530	549,785

66	See Notes to Financial Statements.

Schedule of Investments (concluded)

FOCUSED LARGE CAP VALUE FUND October 31, 2023

Investments	Shares	Fair Value
Trading Companies & Distributors 3.90%
AerCap Holdings NV (Ireland)*(b)	11,920	$740,470
Total Common Stocks 99.39% (cost $17,996,933)		18,886,863
Other Assets and Liabilities – Net 0.61%		116,133
Net Assets 100.00%		$19,002,996

ADR	American Depositary Receipt.
*	Non-income producing security.
(a)	Investment in non-U.S. dollar denominated securities.
(b)	Foreign security traded in U.S. dollars.

The following is a summary of the inputs used as of October 31, 2023 in valuing the Fund’s investments carried at fair value(1):

Investment Type(2)	Level 1	Level 2	Level 3	Total
Long-Term Investments
Common Stocks
Beverages	$–	$440,941	$–	$440,941
Remaining Industries	18,445,922	–	–	18,445,922
Total	$18,445,922	$440,941	$–	$18,886,863

(1)	Refer to Note 2(l) for a description of fair value measurements and the three-tier hierarchy of inputs.
(2)	See Schedule of Investments for fair values in each industry and identification of foreign issuers and/or geography. The table above is presented by Investment Type. Industries are presented within an Investment Type should such Investment Type include securities classified as two or more levels within the three-tier fair value hierarchy. When applicable, each Level 3 security is identified on the Schedule of Investments along with the valuation technique utilized.

A reconciliation of Level 3 investments is presented when the Fund has a material amount of Level 3 investments at the beginning or end of the year in relation to the Fund’s net assets.

See Notes to Financial Statements.	67

Schedule of Investments

FOCUSED SMALL CAP VALUE FUND October 31, 2023

Investments	Shares	Fair Value
LONG-TERM INVESTMENTS 98.54%
COMMON STOCKS 98.54%

Aerospace & Defense 1.61%
Leonardo DRS, Inc.*	84,521	$1,611,816

Air Freight & Logistics 1.37%
Radiant Logistics, Inc.*	234,611	1,374,820

Automobile Components 3.26%
Dorman Products, Inc.*	28,220	1,754,719
Gentherm, Inc.*	37,503	1,508,371
Total		3,263,090

Banks 12.68%
Axos Financial, Inc.*	52,662	1,897,412
Bancorp, Inc.*	77,229	2,753,214
First BanCorp	156,942	2,095,176
Prosperity Bancshares, Inc.	33,216	1,811,600
Seacoast Banking Corp. of Florida	98,979	2,000,365
Wintrust Financial Corp.	28,691	2,142,931
Total		12,700,698

Building Products 2.71%
Masonite International Corp.*	34,279	2,712,840

Capital Markets 2.96%
Bridge Investment Group Holdings, Inc. Class A	103,848	756,013
Moelis & Co. Class A	53,053	2,209,127
Total		2,965,140

Chemicals 2.17%
Element Solutions, Inc.	119,436	2,177,318

Commercial Services & Supplies 5.35%
Brady Corp. Class A	61,985	3,189,748
SP Plus Corp.*	42,812	2,163,290
Total		5,353,038

Construction Materials 1.88%
Eagle Materials, Inc.	12,229	1,882,165
Investments	Shares	Fair Value
Electronic Equipment, Instruments & Components 6.60%
Advanced Energy Industries, Inc.	16,692	$1,456,544
Belden, Inc.	37,143	2,633,439
Mirion Technologies, Inc.*	363,210	2,517,045
Total		6,607,028

Energy Equipment & Services 4.08%
TechnipFMC PLC (United Kingdom)(a)	189,907	4,086,799

Financial Services 4.93%
Compass Diversified Holdings	147,964	2,542,021
International Money Express, Inc.*	150,156	2,396,490
Total		4,938,511

Health Care Providers & Services 4.04%
AMN Healthcare Services, Inc.*	27,106	2,056,261
Tenet Healthcare Corp.*	37,044	1,989,263
Total		4,045,524

Hotels, Restaurants & Leisure 1.40%
Dave & Buster’s Entertainment, Inc.*	40,008	1,397,880

Household Products 2.12%
Spectrum Brands Holdings, Inc.	28,236	2,126,736

Information Technology Services 2.36%
Perficient, Inc.*	40,566	2,360,536

Insurance 7.17%
Kemper Corp.	65,160	2,598,581
RenaissanceRe Holdings Ltd.	12,766	2,803,286
White Mountains Insurance Group Ltd.	1,242	1,776,991
Total		7,178,858

Interactive Media & Services 2.38%
Cars.com, Inc.*	156,705	2,386,617

68	See Notes to Financial Statements.

Schedule of Investments (continued)

FOCUSED SMALL CAP VALUE FUND October 31, 2023

Investments	Shares	Fair Value
Leisure Products 2.48%
YETI Holdings, Inc.*	58,305	$2,479,129

Machinery 1.98%
Columbus McKinnon Corp.	64,755	1,979,560

Media 1.60%
Criteo SA ADR*	56,838	1,606,810

Oil, Gas & Consumable Fuels 7.04%
MEG Energy Corp.*(b)	166,401	3,287,822
Permian Resources Corp.	258,087	3,760,328
Total		7,048,150

Pharmaceuticals 1.41%
Organon & Co.	95,686	1,415,196

Professional Services 3.94%
TrueBlue, Inc.*	110,071	1,218,486
WNS Holdings Ltd. ADR*	50,138	2,723,496
Total		3,941,982

Real Estate Management & Development 2.37%
Marcus & Millichap, Inc.	82,521	2,368,353

Semiconductors & Semiconductor Equipment 2.31%
FormFactor, Inc.*	68,142	2,308,651

Specialty Retail 3.53%
Academy Sports & Outdoors, Inc.	48,510	2,175,188
Boot Barn Holdings, Inc.*	19,535	1,357,683
Total		3,532,871

Trading Companies & Distributors 2.81%
MRC Global, Inc.*	267,739	2,813,937
Total Common Stocks (cost $100,782,012)		98,664,053
Investments	Principal Amount	Fair Value
SHORT-TERM INVESTMENTS 0.81%

Repurchase Agreements 0.81%
Repurchase Agreement dated 10/31/2023, 2.800% due 11/1/2023 with Fixed Income Clearing Corp. collateralized by $826,200 of U.S. Treasury Note at 5.000% due 10/31/2025; value: $825,522; proceeds: $809,358 (cost $809,295)	$809,295	$809,295
Total Investments in Securities 99.35% (cost $101,591,307)		99,473,348
Other Assets and Liabilities – Net 0.65%		655,010
Net Assets 100.00%		$100,128,358

ADR	American Depositary Receipt.
*	Non-income producing security.
(a)	Foreign security traded in U.S. dollars.
(b)	Investment in non-U.S. dollar denominated securities.

See Notes to Financial Statements.	69

Schedule of Investments (concluded)

FOCUSED SMALL CAP VALUE FUND October 31, 2023

The following is a summary of the inputs used as of October 31, 2023 in valuing the Fund’s investments carried at fair value(1):

Investment Type(2)	Level 1	Level 2	Level 3	Total
Long-Term Investments
Common Stocks	$98,664,053	$–	$–	$98,664,053
Short-Term Investments
Repurchase Agreements	–	809,295	–	809,295
Total	$98,664,053	$809,295	$–	$99,473,348

(1)	Refer to Note 2(l) for a description of fair value measurements and the three-tier hierarchy of inputs.
(2)	See Schedule of Investments for fair values in each industry and identification of foreign issuers and/or geography. The table above is presented by Investment Type. When applicable, each Level 3 security is identified on the Schedule of Investments along with the valuation technique utilized.

A reconciliation of Level 3 investments is presented when the Fund has a material amount of Level 3 investments at the beginning or end of the year in relation to the Fund’s net assets.

70	See Notes to Financial Statements.

Schedule of Investments

FUNDAMENTAL EQUITY FUND October 31, 2023

Investments	Shares	Fair Value
LONG-TERM INVESTMENTS 98.83%
COMMON STOCKS 98.83%

Aerospace & Defense 2.02%
Lockheed Martin Corp.	77,890	$35,411,910

Air Freight & Logistics 1.51%
Expeditors International of Washington, Inc.	241,870	26,424,298

Automobiles 0.91%
General Motors Co.	563,350	15,886,470

Banks 5.34%
JPMorgan Chase & Co.	437,380	60,822,063
Wells Fargo & Co.	824,950	32,808,261
Total		93,630,324

Beverages 1.46%
Carlsberg AS Class B(a)	213,940	25,495,897

Biotechnology 3.06%
AbbVie, Inc.	259,010	36,567,032
Biogen, Inc.*	71,770	17,048,246
Total		53,615,278

Building Products 4.23%
Allegion PLC (Ireland)(b)	220,140	21,652,970
Builders FirstSource, Inc.*	209,550	22,740,366
Masco Corp.	570,650	29,725,159
Total		74,118,495

Capital Markets 6.35%
Ameriprise Financial, Inc.	82,990	26,106,164
Charles Schwab Corp.	660,063	34,349,679
KKR & Co., Inc.	485,580	26,901,132
Morgan Stanley	338,540	23,975,403
Total		111,332,378

Chemicals 0.98%
Dow, Inc.	356,700	17,242,878

Construction & Engineering 1.67%
EMCOR Group, Inc.	141,930	29,329,835
Investments	Shares	Fair Value
Construction Materials 1.43%
CRH PLC (Ireland)(b)	468,490	$25,097,009

Consumer Finance 1.26%
American Express Co.	151,700	22,152,751

Consumer Staples Distribution & Retail 3.36%
BJ’s Wholesale Club Holdings, Inc.*	461,937	31,467,148
Target Corp.	247,930	27,468,165
Total		58,935,313

Electric: Utilities 1.97%
FirstEnergy Corp.	449,540	16,003,624
NextEra Energy, Inc.	318,580	18,573,214
Total		34,576,838

Electronic Equipment, Instruments & Components 1.18%
Teledyne Technologies, Inc.*	55,260	20,699,843

Energy Equipment & Services 2.53%
Schlumberger NV	795,770	44,292,558

Financial Services 2.46%
Fiserv, Inc.*	263,210	29,940,137
PayPal Holdings, Inc.*	255,490	13,234,382
Total		43,174,519

Ground Transportation 1.60%
Norfolk Southern Corp.	146,680	27,985,077

Health Care Equipment & Supplies 1.30%
Becton Dickinson & Co.	90,400	22,851,312

Health Care Providers & Services 7.89%
Laboratory Corp. of America Holdings	134,920	26,947,572
McKesson Corp.	65,850	29,985,456
Molina Healthcare, Inc.*	116,090	38,652,165
UnitedHealth Group, Inc.	79,730	42,700,199
Total		138,285,392

See Notes to Financial Statements.	71

Schedule of Investments (continued)

FUNDAMENTAL EQUITY FUND October 31, 2023

Investments	Shares	Fair Value
Hotels, Restaurants & Leisure 1.09%
Caesars Entertainment, Inc.*	477,190	$19,035,109

Household Products 1.05%
Procter & Gamble Co.	123,030	18,458,191

Industrial REITS 0.80%
Prologis, Inc.	138,990	14,003,243

Insurance 7.88%
Allstate Corp.	341,450	43,749,989
Arch Capital Group Ltd.*	345,560	29,953,141
Arthur J Gallagher & Co.	132,760	31,263,652
RenaissanceRe Holdings Ltd.	150,488	33,045,660
Total		138,012,442

Interactive Media & Services 2.79%
Alphabet, Inc. Class A*	394,240	48,917,299

Life Sciences Tools & Services 1.19%
Thermo Fisher Scientific, Inc.	46,910	20,864,161

Machinery 1.76%
Parker-Hannifin Corp.	83,340	30,744,959

Media 1.91%
Comcast Corp. Class A	809,260	33,414,345

Metals & Mining 0.98%
Reliance Steel & Aluminum Co.	67,220	17,099,424

Oil, Gas & Consumable Fuels 7.55%
Chesapeake Energy Corp.	460,240	39,617,459
Pioneer Natural Resources Co.	184,720	44,148,080
Shell PLC ADR	745,920	48,589,229
Total		132,354,768

Pharmaceuticals 1.32%
Organon & Co.	1,566,160	23,163,506
Investments	Shares	Fair Value
Real Estate Management & Development 1.22%
CBRE Group, Inc. Class A*	307,130	$21,296,394

Residential REITS 0.95%
American Homes 4 Rent Class A	510,800	16,723,592

Semiconductors & Semiconductor Equipment 3.67%
KLA Corp.	39,380	18,496,786
Micron Technology, Inc.	487,460	32,596,450
Taiwan Semiconductor Manufacturing Co. Ltd. ADR	153,700	13,265,847
Total		64,359,083

Software 4.56%
Adobe, Inc.*	67,540	35,935,332
Microsoft Corp.	130,210	44,025,303
Total		79,960,635

Specialty Retail 3.73%
AutoZone, Inc.*	8,430	20,882,206
Lowe’s Cos., Inc.	102,520	19,537,236
Valvoline, Inc.	843,180	25,017,151
Total		65,436,593

Technology Hardware, Storage & Peripherals 1.83%
NetApp, Inc.	440,320	32,046,490

Trading Companies & Distributors 2.04%
AerCap Holdings NV (Ireland)*(b)	575,980	35,779,878
Total Common Stocks (cost $1,471,482,550)		1,732,208,487

72	See Notes to Financial Statements.

Schedule of Investments (concluded)

FUNDAMENTAL EQUITY FUND October 31, 2023

Investments	Principal Amount	Fair Value
SHORT-TERM INVESTMENTS 0.92%

Repurchase Agreements 0.92%
Repurchase Agreement dated 10/31/2023, 2.800% due 11/1/2023 with Fixed Income Clearing Corp. collateralized by $16,351,800 of U.S. Treasury Note at 5.000% due 10/31/2025; value: $16,338,386; proceeds: $16,019,198 (cost $16,017,952)	$16,017,952	$16,017,952
Total Investments in Securities 99.75% (cost $1,487,500,502)		1,748,226,439
Other Assets and Liabilities – Net 0.25%		4,427,013
Net Assets 100.00%		$1,752,653,452

REITS	Real Estate Investment Trusts.
ADR	American Depositary Receipt.
*	Non-income producing security.
(a)	Investment in non-U.S. dollar denominated securities.
(b)	Foreign security traded in U.S. dollars.

The following is a summary of the inputs used as of October 31, 2023 in valuing the Fund’s investments carried at fair value(1):

Investment Type(2)	Level 1	Level 2	Level 3	Total
Long-Term Investments
Common Stocks
Beverages	$—	$25,495,897	$—	$25,495,897
Remaining Industries	1,706,712,590	—	—	1,706,712,590
Short-Term Investments
Repurchase Agreements	—	16,017,952	—	16,017,952
Total	$1,706,712,590	$41,513,849	$—	$1,748,226,439

(1)	Refer to Note 2(l) for a description of fair value measurements and the three-tier hierarchy of inputs.
(2)	See Schedule of Investments for fair values in each industry and identification of foreign issuers and/or geography. The table above is presented by Investment Type. Industries are presented within an Investment Type should such Investment Type include securities classified as two or more levels within the three-tier fair value hierarchy. When applicable, each Level 3 security is identified on the Schedule of Investments along with the valuation technique utilized.

A reconciliation of Level 3 investments is presented when the Fund has a material amount of Level 3 investments at the beginning or end of the year in relation to the Fund’s net assets.

See Notes to Financial Statements.	73

Schedule of Investments

GLOBAL EQUITY FUND October 31, 2023

Investments	Shares	U.S. $ Fair Value
LONG-TERM INVESTMENTS 98.97%
COMMON STOCKS 98.97%

Australia 1.72%

Diversified REITS 0.75%
Charter Hall Group	18,674	$103,454

Metals & Mining 0.97%
BHP Group Ltd.	4,778	135,253
Total Australia		238,707

Austria 1.50%

Banks
BAWAG Group AG†	4,669	207,959

Brazil 2.02%

Broadline Retail
MercadoLibre, Inc.*	226	280,407

Canada 2.29%

Consumer Staples Distribution & Retail
Alimentation Couche-Tard, Inc.	5,839	317,855

China 4.82%

Beverages 0.63%
Kweichow Moutai Co. Ltd. Class A	381	87,746

Broadline Retail 1.85%
Alibaba Group Holding Ltd.*	16,951	174,512
PDD Holdings, Inc. ADR*	817	82,860
		257,372

Gas Utilities 0.49%
ENN Energy Holdings Ltd.	8,990	68,100

Interactive Media & Services 1.27%
Tencent Holdings Ltd.	4,761	176,199
Investments	Shares	U.S. $ Fair Value
China (continued)

Marine Transportation 0.58%
SITC International Holdings Co. Ltd.	52,744	$81,247
Total China		670,664

Denmark 2.65%

Biotechnology 0.46%
Genmab AS*	226	63,886

Pharmaceuticals 2.19%
Novo Nordisk AS Class B	3,164	305,251
Total Denmark		369,137

France 3.66%

Beverages 0.44%
Pernod Ricard SA	343	60,909

Capital Markets 1.01%
Amundi SA†	2,695	140,785

Life Sciences Tools & Services 0.10%
Sartorius Stedim Biotech	74	13,855

Oil, Gas & Consumable Fuels 0.44%
Gaztransport Et Technigaz SA	480	61,397

Personal Care Products 0.58%
L’Oreal SA	192	80,703

Professional Services 0.22%
Teleperformance SE	271	31,176

Textiles, Apparel & Luxury Goods 0.87%
LVMH Moet Hennessy Louis Vuitton SE	168	120,276
Total France		509,101

Japan 2.84%

Electrical Equipment 0.27%
Fuji Electric Co. Ltd.	991	37,732

74	See Notes to Financial Statements.

Schedule of Investments (continued)

GLOBAL EQUITY FUND October 31, 2023

Investments	Shares	U.S. $ Fair Value
Japan (continued)

Household Durables 0.54%
Sony Group Corp.	904	$75,157

Insurance 0.90%
Sompo Holdings, Inc.	2,869	124,285

Machinery 0.43%
Fujitec Co. Ltd.	2,742	59,529

Professional Services 0.70%
TechnoPro Holdings, Inc.	4,924	97,549
Total Japan		394,252

Mexico 1.91%

Banks
Grupo Financiero Banorte SAB de CV Class O	32,690	265,306

Netherlands 2.60%

Oil, Gas & Consumable Fuels 2.05%
Shell PLC	8,846	285,079

Semiconductors & Semiconductor Equipment 0.55%
ASML Holding NV	126	75,741
Total Netherlands		360,820

Peru 0.97%

Banks
Intercorp Financial Services, Inc.	7,210	135,404

Singapore 1.30%

Semiconductors & Semiconductor Equipment
STMicroelectronics NV	4,740	180,689

South Korea 1.57%

Technology Hardware, Storage & Peripherals
Samsung Electronics Co. Ltd.	4,399	218,960
Investments	Shares	U.S. $ Fair Value
Spain 1.20%

Electric: Utilities
Iberdrola SA	15,030	$167,164

Taiwan 1.57%

Semiconductors & Semiconductor Equipment
Taiwan Semiconductor Manufacturing Co. Ltd. ADR	49	4,229
Taiwan Semiconductor Manufacturing Co. Ltd.	13,132	214,479
		218,708

United Kingdom 7.61%

Broadline Retail 2.66%
B&M European Value Retail SA	30,280	194,935
Next PLC	2,085	174,811
		369,746

Capital Markets 0.40%
London Stock Exchange Group PLC	546	55,089

Household Durables 0.38%
Persimmon PLC	4,334	53,672

Personal Care Products 1.62%
Unilever PLC	4,762	225,531

Tobacco 1.52%
Imperial Brands PLC	9,920	211,337

Trading Companies & Distributors 1.03%
Ashtead Group PLC	2,501	143,439
Total United Kingdom		1,058,814

United States 58.74%

Aerospace & Defense 0.54%
TransDigm Group, Inc.*	91	75,356

See Notes to Financial Statements.	75

Schedule of Investments (continued)

GLOBAL EQUITY FUND October 31, 2023

Investments	Shares	U.S. $ Fair Value
United States (continued)

Air Freight & Logistics 0.30%
Expeditors International of Washington, Inc.	375	$40,969

Automobiles 1.07%
General Motors Co.	5,266	148,501

Banks 1.72%
JPMorgan Chase & Co.	1,723	239,600

Biotechnology 1.85%
Vertex Pharmaceuticals, Inc.*	710	257,098

Broadline Retail 1.01%
Amazon.com, Inc.*	1,052	140,011

Building Products 2.34%
Allegion PLC	1,621	159,442
Builders FirstSource, Inc.*	1,528	165,818
		325,260

Capital Markets 5.00%
Ameriprise Financial, Inc.	774	243,477
Cboe Global Markets, Inc.	1,915	313,850
Evercore, Inc. Class A	1,062	138,251
		695,578

Construction Materials 0.99%
CRH PLC	2,568	137,788

Consumer Staples Distribution & Retail 0.60%
BJ’s Wholesale Club Holdings, Inc.*	1,229	83,719

Electronic Equipment, Instruments & Components 0.38%
Crane NXT Co.	1,024	53,248

Entertainment 1.31%
Netflix, Inc.*	444	182,790

Financial Services 2.80%
Visa, Inc. Class A	1,653	388,620
Investments	Shares	U.S. $ Fair Value
United States (continued)

Ground Transportation 0.34%
Norfolk Southern Corp.	251	$47,888

Health Care Equipment & Supplies 0.61%
Dexcom, Inc.*	556	49,389
Intuitive Surgical, Inc.*	135	35,400
		84,789

Health Care Providers & Services 3.91%
Molina Healthcare, Inc.*	342	113,869
UnitedHealth Group, Inc.	803	430,055
		543,924

Household Durables 0.76%
Helen of Troy Ltd.	1,078	105,989

Industrial REITS 0.35%
Prologis, Inc.	478	48,158

Information Technology Services 1.10%
Accenture PLC Class A	513	152,407

Interactive Media & Services 8.48%
Alphabet, Inc. Class A*	5,541	687,527
Meta Platforms, Inc. Class A*	1,630	491,070
		1,178,597

Life Sciences Tools & Services 0.46%
Thermo Fisher Scientific, Inc.	145	64,492

Machinery 0.88%
Crane Co.	593	57,717
Parker-Hannifin Corp.	176	64,928
		122,645

Oil, Gas & Consumable Fuels 2.72%
Cheniere Energy, Inc.	225	37,445
Marathon Petroleum Corp.	2,254	340,917
		378,362

Pharmaceuticals 0.82%
Organon & Co.	7,706	113,972

Professional Services 0.79%
Verra Mobility Corp.*	5,579	110,297

76	See Notes to Financial Statements.

Schedule of Investments (continued)

GLOBAL EQUITY FUND October 31, 2023

Investments	Shares	U.S. $ Fair Value
United States (continued)

Semiconductors & Semiconductor Equipment 3.65%
Broadcom, Inc.	33	$27,765
KLA Corp.	310	145,607
NVIDIA Corp.	821	334,804
		508,176

Software 9.20%
Adobe, Inc.	649	345,307
Cadence Design Systems, Inc.*	604	144,869
Microsoft Corp.	1,996	674,868
PowerSchool Holdings, Inc. Class A*	5,751	114,560
		1,279,604

Specialty Retail 1.79%
Academy Sports & Outdoors, Inc.	2,891	129,633
Lowe’s Cos., Inc.	623	118,725
		248,358

Technology Hardware, Storage & Peripherals 2.97%
Apple, Inc.	2,415	412,410
Total United States		8,168,606
Total Common Stocks (cost $12,593,414)		13,762,553
Investments	Principal Amount	U.S. $ Fair Value
SHORT-TERM INVESTMENTS 1.04%

Repurchase Agreements 1.04%
Repurchase Agreement dated 10/31/2023, 2.800% due 11/1/2023 with Fixed Income Clearing Corp. collateralized by $147,900 of U.S. Treasury Note at 5.000% due 10/31/2025; value: $147,779; proceeds: $144,863 (cost $144,851)	$144,851	$144,851
Total Investments in Securities 100.01% (cost $12,738,265)		13,907,404
Other Assets and Liabilities – Net (0.01)%		(1,600)
Net Assets 100.00%		$13,905,804

ADR	American Depositary Receipt.
REITS	Real Estate Investment Trusts.
†	Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and, unless registered under such Act or exempted from registration, may only be resold to qualified institutional buyers. At October 31, 2023, the total value of Rule 144A securities was $348,744, which represents 2.51% of net assets.
*	Non-income producing security.

See Notes to Financial Statements.	77

Schedule of Investments (concluded)

GLOBAL EQUITY FUND October 31, 2023

The following is a summary of the inputs used as of October 31, 2023 in valuing the Fund’s investments carried at fair value(1):

Investment Type(2)	Level 1	Level 2	Level 3	Total
Long-Term Investments
Common Stocks
Australia	$—	$238,707	$—	$238,707
Austria	—	207,959	—	207,959
China	82,860	587,804	—	670,664
Denmark	—	369,137	—	369,137
France	—	509,101	—	509,101
Japan	—	394,252	—	394,252
Netherlands	—	360,820	—	360,820
Singapore	—	180,689	—	180,689
South Korea	—	218,960	—	218,960
Spain	—	167,164	—	167,164
Taiwan	4,229	214,479	—	218,708
United Kingdom	—	1,058,814	—	1,058,814
United States	8,046,675	121,931	—	8,168,606
Remaining Countries	998,972	—	—	998,972
Short-Term Investments
Repurchase Agreements	—	144,851	—	144,851
Total	$9,132,736	$4,774,668	$—	$13,907,404

(1)	Refer to Note 2(l) for a description of fair value measurements and the three-tier hierarchy of inputs.
(2)	See Schedule of Investments for fair values in each industry and identification of foreign issuers and/or geography. The table above is presented by Investment Type. Countries are presented within an Investment Type should such Investment Type include securities classified as two or more levels within the three-tier fair value hierarchy. When applicable, each Level 3 security is identified on the Schedule of Investments along with the valuation technique utilized.

A reconciliation of Level 3 investments is presented when the Fund has a material amount of Level 3 investments at the beginning or end of the year in relation to the Fund’s net assets.

78	See Notes to Financial Statements.

Schedule of Investments

GROWTH LEADERS FUND October 31, 2023

Investments	Shares	Fair Value
LONG-TERM INVESTMENTS 97.69%
COMMON STOCKS 97.69%

Aerospace & Defense 2.35%
Axon Enterprise, Inc.*	305,330	$62,436,932
TransDigm Group, Inc.*	61,548	50,967,283
Total		113,404,215

Automobiles 0.96%
Tesla, Inc.*	231,093	46,412,718

Biotechnology 3.66%
Argenx SE ADR*	209,715	98,475,873
Vertex Pharmaceuticals, Inc.*	214,359	77,621,537
Total		176,097,410

Broadline Retail 6.85%
Amazon.com, Inc.*	1,735,839	231,022,812
MercadoLibre, Inc. (Uruguay)*(a)	79,744	98,941,571
Total		329,964,383

Communications Equipment 2.91%
Arista Networks, Inc.*	700,369	140,332,937

Entertainment 3.18%
Netflix, Inc.*	255,218	105,070,698
Spotify Technology SA (Sweden)*(a)	293,244	48,314,882
Total		153,385,580

Financial Services 3.41%
Apollo Global Management, Inc.	446,255	34,557,987
Mastercard, Inc. Class A	144,731	54,469,512
Remitly Global, Inc.*	1,027,304	27,665,297
Visa, Inc. Class A	201,903	47,467,395
Total		164,160,191

Ground Transportation 3.11%
Old Dominion Freight Line, Inc.	173,982	65,532,060
Uber Technologies, Inc.*	1,945,342	84,194,402
Total		149,726,462
Investments	Shares	Fair Value
Health Care Equipment & Supplies 0.98%
Intuitive Surgical, Inc.*	180,382	$47,299,768

Hotels, Restaurants & Leisure 4.07%
Booking Holdings, Inc.*	31,312	87,346,703
DoorDash, Inc. Class A*	493,807	37,010,835
DraftKings, Inc. Class A*	2,589,588	71,524,420
Total		195,881,958

Information Technology Services 4.47%
MongoDB, Inc.*	286,888	98,858,736
Shopify, Inc. Class A (Canada)*(a)	2,463,929	116,272,809
Total		215,131,545

Interactive Media & Services 8.17%
Alphabet, Inc. Class A*	1,816,310	225,367,745
Meta Platforms, Inc. Class A*	558,076	168,131,556
Total		393,499,301

Machinery 0.81%
Parker-Hannifin Corp.	105,228	38,819,661

Media 2.05%
Trade Desk, Inc. Class A*	1,390,512	98,670,732

Pharmaceuticals 3.20%
Eli Lilly & Co.	278,584	154,316,035

Semiconductors & Semiconductor Equipment 16.08%
Advanced Micro Devices, Inc.*	639,766	63,016,951
Applied Materials, Inc.	684,867	90,642,147
KLA Corp.	90,498	42,506,911
Monolithic Power Systems, Inc.	85,169	37,622,554
NVIDIA Corp.	1,238,695	505,139,821
ON Semiconductor Corp.*	567,186	35,528,531
Total		774,456,915

See Notes to Financial Statements.	79

Schedule of Investments (concluded)

GROWTH LEADERS FUND October 31, 2023

Investments	Shares	Fair Value
Software 23.64%
Adobe, Inc.*	261,078	$138,909,161
Cadence Design Systems, Inc.*	358,705	86,035,394
Confluent, Inc. Class A*	1,108,797	32,055,321
Crowdstrike Holdings, Inc. Class A*	205,269	36,285,401
Datadog, Inc. Class A*	374,496	30,510,189
Dynatrace, Inc.*	1,751,629	78,315,333
HubSpot, Inc.*	144,280	61,141,536
Microsoft Corp.	1,052,433	355,838,122
Palo Alto Networks, Inc.*	382,421	92,935,951
Procore Technologies, Inc.*	579,822	35,421,326
ServiceNow, Inc.*	202,422	117,779,241
Synopsys, Inc.*	157,014	73,708,652
Total		1,138,935,627

Technology Hardware, Storage & Peripherals 6.42%
Apple, Inc.	1,809,906	309,077,648

Textiles, Apparel & Luxury Goods 1.37%
Lululemon Athletica, Inc. (Canada)*(a)	167,461	65,892,554
Total Common Stocks (cost $4,022,571,953)		4,705,465,640
Investments	Principal Amount	Fair Value
SHORT-TERM INVESTMENTS 1.49%

Repurchase Agreements 1.49%
Repurchase Agreement dated 10/31/2023, 2.800% due 11/1/2023 with Fixed Income Clearing Corp. collateralized by $73,432,200 of U.S. Treasury Note at 5.000% due 10/31/2025; value: $73,371,963; proceeds: $71,938,815 (cost $71,933,220)	$71,933,220	$71,933,220
Total Investments in Securities 99.18% (cost $4,094,505,173)		4,777,398,860
Other Assets and Liabilities – Net 0.82%		39,575,719
Net Assets 100.00%		$4,816,974,579

ADR	American Depositary Receipt.
*	Non-income producing security.
(a)	Foreign security traded in U.S. dollars.

The following is a summary of the inputs used as of October 31, 2023 in valuing the Fund’s investments carried at fair value(1):

Investment Type(2)	Level 1	Level 2	Level 3	Total
Long-Term Investments
Common Stocks	$4,705,465,640	$–	$–	$4,705,465,640
Short-Term Investments
Repurchase Agreements	–	71,933,220	–	71,933,220
Total	$4,705,465,640	$71,933,220	$–	$4,777,398,860

(1)	Refer to Note 2(l) for a description of fair value measurements and the three-tier hierarchy of inputs.
(2)	See Schedule of Investments for fair values in each industry and identification of foreign issuers and/or geography. The table above is presented by Investment type. When applicable, each Level 3 security is identified on the Schedule of Investments along with the valuation technique utilized.

A reconciliation of Level 3 investments is presented when the Fund has a material amount of Level 3 investments at the beginning or end of the year in relation to the Fund’s net assets.

80	See Notes to Financial Statements.

Schedule of Investments

HEALTH CARE FUND October 31, 2023

Investments	Shares	U.S. $ Fair Value
LONG-TERM INVESTMENTS 94.59%
COMMON STOCKS 94.59%

Canada 1.17%

Biotechnology
Xenon Pharmaceuticals, Inc.*	2,624	$81,344

China 0.64%

Biotechnology
BeiGene Ltd.*	3,117	44,747

Denmark 6.53%

Pharmaceuticals
Novo Nordisk AS Class B	4,714	454,789

France 0.54%

Life Sciences Tools & Services
Sartorius Stedim Biotech	201	37,632

Germany 3.78%

Biotechnology 0.38%
Immatics NV*	3,450	26,393

Health Care Equipment & Supplies 0.88%
Siemens Healthineers AG†	1,254	61,693

Life Sciences Tools & Services 2.52%
Gerresheimer AG	1,124	104,839
Schott Pharma AG & Co. KGaA*	2,430	70,450
		175,289
Total Germany		263,375

Italy 0.83%

Life Sciences Tools & Services
Stevanato Group SpA	2,062	57,633

Japan 2.88%

Pharmaceuticals
Daiichi Sankyo Co. Ltd.	3,477	89,652
Eisai Co. Ltd.	2,094	110,936
		200,588
Investments	Shares	U.S. $ Fair Value
Netherlands 2.95%

Biotechnology
Argenx SE*	436	$205,086

Switzerland 0.48%

Health Care Equipment & Supplies
Straumann Holding AG	283	33,446

United Kingdom 3.56%

Pharmaceuticals
AstraZeneca PLC	1,982	248,154

United States 71.23%

Biotechnology 18.49%
Arcellx, Inc.*	2,742	96,656
Biogen, Inc.*	282	66,986
Bridgebio Pharma, Inc.*	2,195	57,158
Cytokinetics, Inc.*	2,116	73,764
Exact Sciences Corp.*	1,286	79,205
Karuna Therapeutics, Inc.*	609	101,465
Krystal Biotech, Inc.*	1,326	154,970
Legend Biotech Corp. ADR*	1,160	76,641
MoonLake Immunotherapeutics*(a)	1,259	65,229
Natera, Inc.*	2,028	80,045
Neurocrine Biosciences, Inc.*	642	71,223
Nuvalent, Inc. Class A*	920	47,923
Regeneron Pharmaceuticals, Inc.*	58	45,234
Roivant Sciences Ltd.*	3,433	29,661
Vertex Pharmaceuticals, Inc.*	666	241,165
		1,287,325

Health Care Equipment & Supplies 20.99%
Abbott Laboratories	672	63,537
Align Technology, Inc.*	140	25,843
Axonics, Inc.*	1,101	56,382
Becton Dickinson & Co.	351	88,726
Boston Scientific Corp.*	3,164	161,965
Cooper Cos., Inc.	209	65,156
Dexcom, Inc.*	1,350	119,920
Glaukos Corp.*	1,644	112,121
IDEXX Laboratories, Inc.*	86	34,354

See Notes to Financial Statements.	81

Schedule of Investments (continued)

HEALTH CARE FUND October 31, 2023

Investments	Shares	U.S. $ Fair Value
United States (continued)
Inspire Medical Systems, Inc.*	332	$48,857
Insulet Corp.*	359	47,593
Intuitive Surgical, Inc.*	737	193,256
iRhythm Technologies, Inc.*	607	47,662
Penumbra, Inc.*	238	45,494
RxSight, Inc.*	2,249	49,793
Shockwave Medical, Inc.*	351	72,397
Stryker Corp.	635	171,590
TransMedics Group, Inc.*	1,529	57,307
		1,461,953

Health Care Providers & Services 10.49%
Cencora, Inc.	324	59,989
Guardant Health, Inc.*	2,191	56,703
Humana, Inc.	179	93,740
Laboratory Corp. of America Holdings	237	47,336
Molina Healthcare, Inc.*	249	82,905
R1 RCM, Inc.*	2,884	34,002
UnitedHealth Group, Inc.	665	356,147
		730,822

Life Sciences Tools & Services 6.28%
10X Genomics, Inc. Class A*	1,818	64,139
Danaher Corp.	342	65,671
Pacific Biosciences of California, Inc.*	6,405	39,583
Quanterix Corp.*	4,356	94,612
Thermo Fisher Scientific, Inc.	117	52,038
West Pharmaceutical Services, Inc.	380	120,950
		436,993

Pharmaceuticals 14.98%
Aclaris Therapeutics, Inc.*	4,200	$20,916
Eli Lilly & Co.	1,059	586,612
Intra-Cellular Therapies, Inc.*	1,376	68,470
Merck & Co., Inc.	2,408	247,302
Structure Therapeutics, Inc. Add ADR*	863	64,121
Ventyx Biosciences, Inc.*	3,844	55,430
		1,042,851
Total United States		4,959,944
Total Common Stocks (cost $6,271,160)		6,586,738
Investments	Principal Amount	U.S. $ Fair Value
SHORT-TERM INVESTMENTS 6.02%

Repurchase Agreements 5.12%
Repurchase Agreement dated 10/31/2023, 2.800% due 11/1/2023 with Fixed Income Clearing Corp. collateralized by $364,400 of U.S. Treasury Note at 5.000% due 10/31/2025; value: $364,101; proceeds: $356,895 (cost $356,867)	$356,867	$356,867

	Shares

Money Market Funds 0.81%
Fidelity Government Portfolio(b) (cost $56,070)	56,070	56,070

Time Deposits 0.09%
CitiBank N.A.(b) (cost $6,230)	6,230	6,230
Total Short-Term Investments (cost $419,167)		419,167
Total Investments in Securities 100.61% (cost $6,690,327)		7,005,905
Other Assets and Liabilities – Net (0.61)%		(42,146)
Net Assets 100.00%		$6,963,759

ADR	American Depositary Receipt.
*	Non-income producing security.
†	Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and, unless registered under such Act or exempted from registration, may only be resold to qualified institutional buyers. At October 31, 2023, the total value of Rule 144A securities was $61,693, which represents 0.89% of net assets.
(a)	All or a portion of this security is temporarily on loan to unaffiliated broker/dealers.
(b)	Security was purchased with the cash collateral from loaned securities.

82	See Notes to Financial Statements.

Schedule of Investments (concluded)

HEALTH CARE FUND October 31, 2023

The following is a summary of the inputs used as of October 31, 2023 in valuing the Fund’s investments carried at fair value(1):

Investment Type(2)	Level 1	Level 2	Level 3	Total
Long-Term Investments
Common Stocks
China	$–	$44,747	$–	$44,747
Denmark	–	454,789	–	454,789
France	–	37,632	–	37,632
Germany	96,843	166,532	–	263,375
Japan	–	200,588	–	200,588
Netherlands	–	205,086	–	205,086
Switzerland	–	33,446	–	33,446
United Kingdom	–	248,154	–	248,154
Remaining Countries	5,098,921	–	–	5,098,921
Short-Term Investments
Repurchase Agreements	–	356,867	–	356,867
Money Market Funds	56,070	–	–	56,070
Time Deposits	–	6,230	–	6,230
Total	$5,251,834	$1,754,071	$–	$7,005,905

(1)	Refer to Note 2(l) for a description of fair value measurements and the three-tier hierarchy of inputs.
(2)	See Schedule of Investments for fair values in each industry and identification of foreign issuers and/or geography. The table above is presented by Investment Type. Countries are presented within an Investment Type should such Investment Type include securities classified as two or more levels within the three-tier fair value hierarchy. When applicable, each Level 3 security is identified on the Schedule of Investments along with the valuation technique utilized.

A reconciliation of Level 3 investments is presented when the Fund has a material amount of Level 3 investments at the beginning or end of the year in relation to the Fund’s net assets.

See Notes to Financial Statements.	83

Schedule of Investments

INTERNATIONAL EQUITY FUND October 31, 2023

Investments	Shares	U.S. $ Fair Value
LONG-TERM INVESTMENTS 93.96%
COMMON STOCKS 93.96%

Australia 1.70%

Metals & Mining
BHP Group Ltd.	177,654	$5,028,935

Brazil 0.73%

Broadline Retail
MercadoLibre, Inc.*	1,732	2,148,962

Canada 3.10%

Consumer Staples Distribution & Retail 1.13%
Alimentation Couche-Tard, Inc.	61,200	3,331,522

Ground Transportation 0.81%
Canadian Pacific Kansas City Ltd.	33,775	2,398,043

Metals & Mining 0.67%
Teck Resources Ltd. Class B	56,159	1,984,659

Oil, Gas & Consumable Fuels 0.49%
Imperial Oil Ltd.	25,400	1,447,530
Total Canada		9,161,754

China 4.34%

Automobiles 0.74%
BYD Co. Ltd. Class H	71,824	2,184,175

Beverages 0.59%
Kweichow Moutai Co. Ltd. Class A	7,600	1,750,308

Broadline Retail 1.99%
Alibaba Group Holding Ltd.*	432,000	4,447,471
PDD Holdings, Inc. ADR*	14,135	1,433,572
		5,881,043
Investments	Shares	U.S. $ Fair Value
China (continued)

Interactive Media & Services 1.02%
Tencent Holdings Ltd.	81,100	$3,001,408
Total China		12,816,934

Denmark 3.31%

Pharmaceuticals
Novo Nordisk AS Class B	101,391	9,781,819

France 12.56%

Aerospace & Defense 0.96%
Airbus SE	21,106	2,829,811

Banks 1.01%
BNP Paribas SA	51,972	2,988,598

Beverages 0.88%
Pernod Ricard SA	14,656	2,602,559

Building Products 0.89%
Cie de Saint-Gobain SA	48,521	2,641,200

Chemicals 1.11%
Air Liquide SA	19,174	3,285,506

Hotels, Restaurants & Leisure 0.81%
Accor SA	75,384	2,404,946

Insurance 1.18%
AXA SA	117,105	3,469,871

Oil, Gas & Consumable Fuels 1.78%
TotalEnergies SE	78,397	5,241,427

Personal Care Products 1.74%
L’Oreal SA	12,250	5,149,048

Textiles, Apparel & Luxury Goods 2.20%
Hermes International SCA	1,050	1,959,116
LVMH Moet Hennessy Louis Vuitton SE	6,320	4,524,680
		6,483,796
Total France		37,096,762

84	See Notes to Financial Statements.

Schedule of Investments (continued)

INTERNATIONAL EQUITY FUND October 31, 2023

Investments	Shares	U.S. $ Fair Value
Germany 6.31%

Diversified Telecommunication Services 1.55%
Deutsche Telekom AG	211,596	$4,592,408

Insurance 1.85%
Muenchener Rueckversicherungs-Gesellschaft AG in Muenchen	13,599	5,457,387

Life Sciences Tools & Services 1.53%
Gerresheimer AG	23,776	2,217,664
Schott Pharma AG & Co. KGaA*	79,737	2,311,731
		4,529,395

Software 1.38%
SAP SE	30,384	4,075,477
Total Germany		18,654,667

Greece 0.62%

Banks
National Bank of Greece SA*	319,558	1,830,221

India 4.14%

Automobiles 0.79%
Maruti Suzuki India Ltd.	18,661	2,330,322

Banks 1.79%
Federal Bank Ltd.	1,253,918	2,119,244
ICICI Bank Ltd. ADR	142,669	3,165,825
		5,285,069

Oil, Gas & Consumable Fuels 0.75%
Reliance Industries Ltd.	80,938	2,225,615

Wireless Telecommunication Services 0.81%
Bharti Airtel Ltd.	217,266	2,386,147
Total India		12,227,153
Investments	Shares	U.S. $ Fair Value
Indonesia 0.76%

Banks
Bank Negara Indonesia Persero Tbk. PT	7,470,200	$2,254,406

Ireland 0.71%

Banks
Bank of Ireland Group PLC	235,115	2,107,034

Italy 2.82%

Banks 1.21%
UniCredit SpA	142,581	3,574,451

Electric: Utilities 1.03%
Enel SpA	478,358	3,036,416

Life Sciences Tools & Services 0.58%
Stevanato Group SpA	61,316	1,713,782
Total Italy		8,324,649

Japan 18.06%

Automobile Components 0.86%
Denso Corp.	171,600	2,533,903

Automobiles 1.79%
Toyota Motor Corp.	302,100	5,284,859

Banks 1.79%
Sumitomo Mitsui Financial Group, Inc.	109,707	5,288,752

Beverages 0.91%
Asahi Group Holdings Ltd.	74,557	2,696,756

Broadline Retail 0.64%
Pan Pacific International Holdings Corp.	96,900	1,876,551

Electrical Equipment 0.55%
Fuji Electric Co. Ltd.	42,863	1,631,992

See Notes to Financial Statements.	85

Schedule of Investments (continued)

INTERNATIONAL EQUITY FUND October 31, 2023

Investments	Shares	U.S. $ Fair Value
Japan (continued)

Electronic Equipment, Instruments & Components 1.10%
Ibiden Co. Ltd.	37,400	$1,594,603
Murata Manufacturing Co. Ltd.	96,200	1,647,846
		3,242,449

Entertainment 0.49%
Capcom Co. Ltd.	44,600	1,435,644

Household Durables 1.26%
Sony Group Corp.	44,800	3,724,620

Industrial Conglomerates 1.59%
Hitachi Ltd.	74,200	4,703,284

Information Technology Services 0.51%
Obic Co. Ltd.	10,200	1,507,726

Insurance 0.83%
Sompo Holdings, Inc.	56,900	2,464,905

Machinery 0.64%
Ebara Corp.	42,484	1,881,342

Personal Care Products 0.51%
Shiseido Co. Ltd.	47,500	1,506,485

Professional Services 0.49%
TechnoPro Holdings, Inc.	73,400	1,454,115

Real Estate Management & Development 0.62%
Mitsubishi Estate Co. Ltd.	142,115	1,819,117

Semiconductors & Semiconductor Equipment 1.01%
Advantest Corp.	41,200	1,061,255
Tokyo Electron Ltd.	14,600	1,929,210
		2,990,465

Trading Companies & Distributors 2.47%
ITOCHU Corp.	128,656	4,634,321
Mitsubishi Corp.	57,200	2,666,409
		7,300,730
Total Japan		53,343,695
Investments	Shares	U.S. $ Fair Value
Mexico 1.74%

Banks 1.09%
Grupo Financiero Banorte SAB de CV Class O	396,417	$3,217,246

Real Estate Management & Development 0.65%
Corp. Inmobiliaria Vesta SAB de CV ADR	61,000	1,917,840
Total Mexico		5,135,086

Netherlands 6.15%

Banks 1.40%
ING Groep NV	322,642	4,136,440

Biotechnology 0.36%
Argenx SE ADR*	2,283	1,072,028

Oil, Gas & Consumable Fuels 2.68%
Shell PLC	246,035	7,928,927

Semiconductors & Semiconductor Equipment 1.71%
ASML Holding NV	8,392	5,044,603
Total Netherlands		18,181,998

Peru 0.62%

Banks
Credicorp Ltd.	14,741	1,842,035

Philippines 0.70%

Banks
BDO Unibank, Inc.	915,190	2,060,068

Singapore 0.88%

Banks
United Overseas Bank Ltd.	131,900	2,601,686

South Korea 1.65%

Technology Hardware, Storage & Peripherals
Samsung Electronics Co. Ltd.	97,659	4,860,965

86	See Notes to Financial Statements.

Schedule of Investments (continued)

INTERNATIONAL EQUITY FUND October 31, 2023

Investments	Shares	U.S. $ Fair Value
Spain 1.94%

Banks 1.03%
CaixaBank SA	752,526	$3,059,424

Specialty Retail 0.91%
Industria de Diseno Textil SA	77,549	2,676,834
Total Spain		5,736,258

Sweden 1.61%

Automobile Components 0.59%
Autoliv, Inc. SDR	18,734	1,730,153

Machinery 1.02%
Atlas Copco AB Class A	232,458	3,010,103
Total Sweden		4,740,256

Switzerland 2.83%

Health Care Equipment & Supplies 0.92%
Alcon, Inc.	37,762	2,702,858

Machinery 0.50%
VAT Group AG†	4,200	1,489,402

Pharmaceuticals 1.41%
Novartis AG Registered Shares	44,553	4,171,032
Total Switzerland		8,363,292

Taiwan 3.54%

Electronic Equipment, Instruments & Components 0.42%
Unimicron Technology Corp.	279,000	1,244,315

Semiconductors & Semiconductor Equipment 3.12%
Realtek Semiconductor Corp.	121,000	1,508,007
Taiwan Semiconductor Manufacturing Co. Ltd.	471,182	7,695,583
		9,203,590
Total Taiwan		10,447,905
Investments	Shares	U.S. $ Fair Value
United Kingdom 5.93%

Banks 1.34%
HSBC Holdings PLC	546,424	$3,945,408

Electric: Utilities 0.94%
SSE PLC	140,415	2,790,545

Oil, Gas & Consumable Fuels 0.61%
BP PLC	294,545	1,798,496

Personal Care Products 0.66%
Unilever PLC	41,472	1,964,140

Pharmaceuticals 1.66%
AstraZeneca PLC	39,143	4,900,845

Trading Companies & Distributors 0.72%
Ashtead Group PLC	36,896	2,116,075
Total United Kingdom		17,515,509

United States 7.21%

Construction Materials 1.50%
CRH PLC	82,564	4,430,948

Electrical Equipment 1.37%
Schneider Electric SE	26,282	4,043,678

Food Products 0.93%
Nestle SA Registered Shares	25,606	2,761,318

Pharmaceuticals 2.76%
Eli Lilly & Co.	8,489	4,702,312
Sanofi SA	38,142	3,463,531
		8,165,843

Semiconductors & Semiconductor Equipment 0.65%
NVIDIA Corp.	4,681	1,908,912
Total United States		21,310,699
Total Common Stocks (cost $260,394,060)		277,572,748

See Notes to Financial Statements.	87

Schedule of Investments (concluded)

INTERNATIONAL EQUITY FUND October 31, 2023

Investments	Principal Amount	U.S. $ Fair Value
SHORT-TERM INVESTMENTS 6.33%

Repurchase Agreements 6.33%
Repurchase Agreement dated 10/31/2023, 2.800% due 11/1/2023 with Fixed Income Clearing Corp. collateralized by $19,097,800 of U.S. Treasury Note at 5.000% due 10/31/2025; value: $19,082,134; proceeds: $18,709,385 (cost $18,707,930)	$18,707,930	$18,707,930
Total Investments in Securities 100.29% (cost $279,101,990)		296,280,678
Other Assets and Liabilities – Net (0.29)%		(851,277)
Net Assets 100.00%		$295,429,401

ADR	American Depositary Receipt.
SDR	Swedish Depository Receipt.
*	Non-income producing security.
†	Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and, unless registered under such Act or exempted from registration, may only be resold to qualified institutional buyers. At October 31, 2023, the total value of Rule 144A securities was $1,489,402, which represents 0.50% of net assets.

The following is a summary of the inputs used as of October 31, 2023 in valuing the Fund’s investments carried at fair value(1):

Investment Type(2)	Level 1	Level 2	Level 3	Total
Long-Term Investments
Common Stocks
Brazil	$2,148,962	$–	$–	$2,148,962
Canada	9,161,754	–	–	9,161,754
China	1,433,572	11,383,362	–	12,816,934
Germany	2,311,731	16,342,936	–	18,654,667
India	3,165,825	9,061,328	–	12,227,153
Italy	1,713,782	6,610,867	–	8,324,649
Mexico	5,135,086	–	–	5,135,086
Netherlands	1,072,028	17,109,970	–	18,181,998
Peru	1,842,035	–	–	1,842,035
United States	6,611,224	14,699,475	–	21,310,699
Remaining Countries	–	167,768,811	–	167,768,811
Short-Term Investments
Repurchase Agreements	–	18,707,930	–	18,707,930
Total	$34,595,999	$261,684,679	$–	$296,280,678

(1)	Refer to Note 2(l) for a description of fair value measurements and the three-tier hierarchy of inputs.
(2)	See Schedule of Investments for fair values in each industry and identification of foreign issuers and/or geography. The table above is presented by Investment Type. Countries are presented within an Investment Type should such Investment Type include securities classified as two or more levels within the three-tier fair value hierarchy. When applicable, each Level 3 security is identified on the Schedule of Investments along with the valuation technique utilized.

A reconciliation of Level 3 investments is presented when the Fund has a material amount of Level 3 investments at the beginning or end of the year in relation to the Fund’s net assets.

88	See Notes to Financial Statements.

Schedule of Investments

INTERNATIONAL OPPORTUNITIES FUND October 31, 2023

Investments	Shares	U.S. $ Fair Value
LONG-TERM INVESTMENTS 94.28%
COMMON STOCKS 94.23%

Australia 1.41%

Automobile Components 0.68%
GUD Holdings Ltd.	291,750	$1,983,988

Professional Services 0.73%
IPH Ltd.	486,914	2,115,984
Total Australia		4,099,972

Austria 2.54%

Banks 1.02%
BAWAG Group AG†	66,863	2,978,104

Machinery 1.52%
ANDRITZ AG	96,093	4,423,074
Total Austria		7,401,178

Belgium 0.98%

Health Care REITS 0.45%
Aedifica SA	24,054	1,312,279

Industrial REITS 0.53%
Warehouses De Pauw CVA	62,631	1,549,648
Total Belgium		2,861,927

Canada 5.54%

Capital Markets 0.56%
CI Financial Corp.(a)	180,600	1,637,023

Gas Utilities 0.57%
Brookfield Infrastructure Corp. Class A	64,589	1,663,222

Metals & Mining 1.89%
Alamos Gold, Inc. Class A	306,529	3,795,279
Capstone Copper Corp.*	501,400	1,706,586
		5,501,865

Oil, Gas & Consumable Fuels 1.35%
MEG Energy Corp.*	198,600	3,924,024
Investments	Shares	U.S. $ Fair Value
Canada (continued)

Paper & Forest Products 0.63%
Interfor Corp.*	148,100	$1,827,288

Real Estate Management & Development 0.54%
Tricon Residential, Inc.	237,000	1,570,600
Total Canada		16,124,022

China 0.47%

Marine Transportation
SITC International Holdings Co. Ltd.	897,000	1,381,743

Egypt 0.47%

Oil, Gas & Consumable Fuels
Energean PLC	130,956	1,356,132

France 5.19%

Beverages 0.74%
Remy Cointreau SA(a)	18,956	2,153,794

Construction Materials 0.87%
Vicat SACA	82,844	2,543,588

Entertainment 1.02%
Ubisoft Entertainment SA*	104,284	2,973,531

Oil, Gas & Consumable Fuels 1.09%
Gaztransport Et Technigaz SA	24,813	3,173,831

Personal Care Products 0.99%
Interparfums SA	60,651	2,865,025

Software 0.48%
Esker SA	10,875	1,380,367
Total France		15,090,136

Germany 5.36%

Aerospace & Defense 0.52%
Montana Aerospace AG†*	124,834	1,502,028

Life Sciences Tools & Services 1.49%
Gerresheimer AG	46,367	4,324,799

See Notes to Financial Statements.	89

Schedule of Investments (continued)

INTERNATIONAL OPPORTUNITIES FUND October 31, 2023

Investments	Shares	U.S. $ Fair Value
Germany (continued)

Media 1.20%
Stroeer SE & Co. KGaA	76,136	$3,483,394

Semiconductors & Semiconductor Equipment 0.57%
AIXTRON SE	59,078	1,660,136

Wireless Telecommunication Services 1.58%
Freenet AG	181,579	4,609,001
Total Germany		15,579,358

Hong Kong 0.20%

Hotels, Restaurants & Leisure
Melco International Development Ltd.*	842,000	588,552

Iceland 0.50%

Machinery
Marel Hf.†	537,909	1,462,745

India 2.75%

Banks 1.30%
Federal Bank Ltd.	2,231,557	3,771,549

Commercial Services & Supplies 0.82%
CMS Info Systems Ltd.	533,241	2,402,632

Real Estate Management & Development 0.63%
Phoenix Mills Ltd.	83,757	1,826,214
Total India		8,000,395

Indonesia 1.96%

Banks 1.10%
Bank Tabungan Negara Persero Tbk. PT	41,619,000	3,210,797

Real Estate Management & Development 0.86%
Pakuwon Jati Tbk. PT	98,687,500	2,483,896
Total Indonesia		5,694,693

Ireland 1.07%

Hotels, Restaurants & Leisure
Dalata Hotel Group PLC	735,428	3,120,408
Investments	Shares	U.S. $ Fair Value
Israel 0.60%

Capital Markets
Tel Aviv Stock Exchange Ltd.*	392,094	$1,744,275

Italy 2.87%

Automobile Components 0.36%
Brembo SpA	96,759	1,041,097

Construction Materials 0.33%
Buzzi SpA	36,569	968,317

Financial Services 0.90%
Banca Mediolanum SpA	320,522	2,617,239

Textiles, Apparel & Luxury Goods 1.28%
Brunello Cucinelli SpA	46,149	3,712,120
Total Italy		8,338,773

Japan 27.42%

Banks 0.91%
Shizuoka Financial Group, Inc.	312,600	2,658,272

Beverages 1.19%
Coca-Cola Bottlers Japan Holdings, Inc.	258,400	3,464,771

Building Products 1.49%
Sanwa Holdings Corp.	322,200	4,347,203

Chemicals 2.60%
Aica Kogyo Co. Ltd.	148,200	3,404,978
Kansai Paint Co. Ltd.	284,900	4,169,426
		7,574,404

Construction & Engineering 1.04%
SHO-BOND Holdings Co. Ltd.	76,800	3,024,618

Distributors 1.63%
PALTAC Corp.	146,300	4,742,531

90	See Notes to Financial Statements.

Schedule of Investments (continued)

INTERNATIONAL OPPORTUNITIES FUND October 31, 2023

Investments	Shares	U.S. $ Fair Value
Japan (continued)

Food Products 1.61%
Nichirei Corp.	216,500	$4,685,931

Health Care Equipment & Supplies 0.55%
Nakanishi, Inc.	72,500	1,592,334

Hotels, Restaurants & Leisure 1.57%
Saizeriya Co. Ltd.	112,600	4,575,117

Industrial REITS 1.04%
GLP J-Reit	3,387	3,033,590

Information Technology Services 3.71%
NS Solutions Corp.	150,400	4,367,539
Simplex Holdings, Inc.	252,100	4,234,283
Zuken, Inc.	87,800	2,193,952
		10,795,774

Machinery 2.98%
DMG Mori Co. Ltd.	178,200	2,947,429
Fujitec Co. Ltd.	106,900	2,320,810
OSG Corp.	297,300	3,392,366
		8,660,605

Media 0.65%
Kadokawa Corp.	97,800	1,883,923

Professional Services 0.81%
TechnoPro Holdings, Inc.	118,200	2,341,641

Semiconductors & Semiconductor Equipment 1.41%
Ferrotec Holdings Corp.	107,200	1,884,272
Kokusai Electric Corp.*	136,000	2,216,197
		4,100,469

Software 2.50%
Money Forward, Inc.*	107,400	2,712,712
OBIC Business Consultants Co. Ltd.	106,100	4,558,068
		7,270,780

Wireless Telecommunication Services 1.73%
Okinawa Cellular Telephone Co.	237,200	5,016,911
Total Japan		79,768,874
Investments	Shares	U.S. $ Fair Value
Mexico 2.72%

Capital Markets 0.57%
Bolsa Mexicana de Valores SAB de CV	1,063,700	$1,658,473

Consumer Finance 0.73%
Gentera SAB de CV	2,002,820	2,124,018

Real Estate Management & Development 1.42%
Corp. Inmobiliaria Vesta SAB de CV	655,800	2,056,263
Corp. Inmobiliaria Vesta SAB de CV ADR	65,866	2,070,827
		4,127,090
Total Mexico		7,909,581

Netherlands 0.39%

Semiconductors & Semiconductor Equipment
BE Semiconductor Industries NV	11,127	1,149,416

New Zealand 1.12%

Passenger Airlines
Air New Zealand Ltd.	8,339,526	3,255,266

Peru 0.58%

Banks
Intercorp Financial Services, Inc.	89,356	1,678,106

Portugal 1.85%

Multi-Utilities
REN - Redes Energeticas Nacionais SGPS SA	2,064,820	5,375,633

South Korea 1.91%

Chemicals 1.01%
Soulbrain Co. Ltd.	16,998	2,935,269

Semiconductors & Semiconductor Equipment 0.90%
WONIK IPS Co. Ltd.	116,798	2,611,497
Total South Korea		5,546,766

See Notes to Financial Statements.	91

Schedule of Investments (continued)

INTERNATIONAL OPPORTUNITIES FUND October 31, 2023

Investments	Shares	U.S. $ Fair Value
Spain 3.22%

Banks 1.23%
Banco de Sabadell SA	2,879,641	$3,580,527

Containers & Packaging 1.05%
Vidrala SA	40,903	3,040,123

Professional Services 0.94%
Applus Services SA	260,637	2,744,012
Total Spain		9,364,662

Sweden 2.75%
Automobile Components 1.12%
Autoliv, Inc. SDR	35,136	3,244,937

Commercial Services & Supplies 1.10%
Loomis AB	123,312	3,203,304

Consumer Staples Distribution & Retail 0.53%
Axfood AB	69,943	1,546,475
Total Sweden		7,994,716

Switzerland 2.06%

Containers & Packaging 1.11%
SIG Group AG	146,970	3,240,201

Life Sciences Tools & Services 0.48%
Tecan Group AG Registered Shares	4,810	1,384,320

Machinery 0.47%
Sulzer AG Registered Shares	16,456	1,358,134
Total Switzerland		5,982,655

Taiwan 0.68%

Semiconductors & Semiconductor Equipment
Realtek Semiconductor Corp.	158,000	1,969,133
Investments	Shares	U.S. $ Fair Value
United Kingdom 17.62%

Aerospace & Defense 2.85%
Chemring Group PLC	1,351,488	$4,591,249
Senior PLC	1,942,214	3,692,077
		8,283,326

Beverages 1.71%
Britvic PLC	489,652	4,987,334

Biotechnology 0.72%
Genus PLC	80,273	2,088,124

Broadline Retail 1.94%
B&M European Value Retail SA	874,183	5,627,763

Capital Markets 1.77%
Man Group PLC	1,930,110	5,160,412

Construction Materials 0.74%
Breedon Group PLC	569,923	2,164,727

Electronic Equipment, Instruments & Components 0.57%
Spectris PLC	43,477	1,642,862

Food Products 0.74%
Tate & Lyle PLC	279,624	2,142,873

Health Care Equipment & Supplies 0.49%
ConvaTec Group PLC†	577,960	1,434,466

Health Care REITS 1.03%
Assura PLC	6,033,995	3,002,546

Household Durables 0.31%
Persimmon PLC	73,867	914,769

Insurance 1.30%
Lancashire Holdings Ltd.	549,653	3,794,668

Machinery 0.98%
Concentric AB	202,863	2,850,264

92	See Notes to Financial Statements.

Schedule of Investments (continued)

INTERNATIONAL OPPORTUNITIES FUND October 31, 2023

Investments	Shares	U.S. $ Fair Value
United Kingdom (continued)

Pharmaceuticals 0.76%
Dechra Pharmaceuticals PLC	47,378	$2,195,921

Specialty Retail 0.97%
WH Smith PLC	200,107	2,821,351

Trading Companies & Distributors 0.74%
Grafton Group PLC	229,957	2,155,233
Total United Kingdom		51,266,639
Total Common Stocks (cost $294,623,140)		274,105,756

RIGHTS 0.05%

Spain 0.05%

Containers & Packaging
Vidrala SA* (cost $171,412)	40,903	150,829
Total Long-Term Investments (cost $294,794,552)		274,256,585

	Principal Amount

SHORT-TERM INVESTMENTS 6.08%

Repurchase Agreements 6.06%
Repurchase Agreement dated 10/31/2023, 2.800% due 11/1/2023 with Fixed Income Clearing Corp. collateralized by $17,987,300 of U.S. Treasury Note at 5.000% due 10/31/2025; value: $17,972,545; proceeds: $17,621,501 (cost $17,620,130)	$17,620,130	17,620,130
Investments	Shares	U.S. $ Fair Value
Money Market Funds 0.02%
Fidelity Government Portfolio(b) (cost $48,559)	48,559	$48,559

Time Deposits 0.00%
CitiBank N.A.(b) (cost $5,395)	5,395	5,395
Total Short-Term Investments (cost $17,674,084)		17,674,084
Total Investments in Securities 100.36% (cost $312,468,636)		291,930,669
Other Assets and Liabilities – Net (0.36)%		(1,039,487)
Net Assets 100.00%		$290,891,182

REITS	Real Estate Investment Trusts.
ADR	American Depositary Receipt.
SDR	Swedish Depository Receipt.
†	Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and, unless registered under such Act or exempted from registration, may only be resold to qualified institutional buyers. At October 31, 2023, the total value of Rule 144A securities was $7,377,343, which represents 2.54% of net assets.
*	Non-income producing security.
(a)	All or a portion of this security is temporarily on loan to unaffiliated broker/dealers.
(b)	Security was purchased with the cash collateral from loaned securities.

See Notes to Financial Statements.	93

Schedule of Investments (concluded)

INTERNATIONAL OPPORTUNITIES FUND October 31, 2023

The following is a summary of the inputs used as of October 31, 2023 in valuing the Fund’s investments carried at fair value(1):

Investment Type(2)	Level 1	Level 2	Level 3	Total
Long-Term Investments
Common Stocks
Canada	$16,124,022	$–	$–	$16,124,022
Egypt	1,356,132	–	–	1,356,132
Germany	3,483,394	12,095,964	–	15,579,358
Iceland	1,462,745	–	–	1,462,745
India	1,826,214	6,174,181	–	8,000,395
Ireland	3,120,408	–	–	3,120,408
Japan	2,216,197	77,552,677	–	79,768,874
Mexico	7,909,581	–	–	7,909,581
New Zealand	3,255,266	–	–	3,255,266
Peru	1,678,106	–	–	1,678,106
Spain	2,744,012	6,620,650	–	9,364,662
United Kingdom	30,786,524	20,480,115	–	51,266,639
Remaining Countries	–	75,219,568	–	75,219,568
Rights	150,829	–	–	150,829
Short-Term Investments
Repurchase Agreements	–	17,620,130	–	17,620,130
Money Market Funds	48,559	–	–	48,559
Time Deposits	–	5,395	–	5,395
Total	$76,161,989	$215,768,680	$–	$291,930,669

(1)	Refer to Note 2(l) for a description of fair value measurements and the three-tier hierarchy of inputs.
(2)	See Schedule of Investments for fair values in each industry and identification of foreign issuers and/or geography. The table above is presented by Investment Type. Countries are presented within an Investment Type should such Investment Type include securities classified as two or more levels within the three-tier fair value hierarchy. When applicable, each Level 3 security is identified on the Schedule of Investments along with the valuation technique utilized.

A reconciliation of Level 3 investments is presented when the Fund has a material amount of Level 3 investments at the beginning or end of the year in relation to the Fund’s net assets.

94	See Notes to Financial Statements.

Schedule of Investments

INTERNATIONAL VALUE FUND October 31, 2023

Investments	Shares	U.S. $ Fair Value
LONG-TERM INVESTMENTS 95.36%
COMMON STOCKS 95.36%

Australia 3.91%

Industrial REITS 0.89%
Goodman Group	244,043	$3,229,152

Metals & Mining 3.02%
BHP Group Ltd.	384,926	10,896,281
Total Australia		14,125,433

Austria 2.75%

Banks
BAWAG Group AG†	82,711	3,683,980
Erste Group Bank AG	174,014	6,231,314
		9,915,294

Canada 3.07%

Insurance 1.14%
Manulife Financial Corp.	237,000	4,125,603

Metals & Mining 0.82%
Teck Resources Ltd. Class B	83,500	2,950,423

Oil, Gas & Consumable Fuels 1.11%
Pembina Pipeline Corp.	129,694	3,991,592
Total Canada		11,067,618

China 0.88%

Broadline Retail
Alibaba Group Holding Ltd.*	308,853	3,179,664

Egypt 0.41%

Oil, Gas & Consumable Fuels
Energean PLC	144,342	1,494,752

France 12.01%

Aerospace & Defense 2.92%
Airbus SE	30,642	4,108,361
Thales SA	43,623	6,437,776
		10,546,137
Investments	Shares	U.S. $ Fair Value
France (continued)

Banks 1.82%
BNP Paribas SA	114,246	$6,569,603

Building Products 0.95%
Cie de Saint-Gobain SA	63,139	3,436,918

Capital Markets 0.89%
Amundi SA†	61,615	3,218,726

Diversified Telecommunication Services 2.59%
Orange SA	795,331	9,354,716

Gas Utilities 0.62%
Rubis SCA	101,938	2,219,450

Insurance 2.07%
AXA SA	251,220	7,443,755

Textiles, Apparel & Luxury Goods 0.15%
Kering SA	1,307	531,559
Total France		43,320,864

Germany 3.40%

Air Freight & Logistics 1.21%
Deutsche Post AG Registered Shares	112,094	4,376,541

Chemicals 0.40%
Covestro AG†*	28,509	1,444,328

Health Care Providers & Services 1.15%
Fresenius SE & Co. KGaA	161,424	4,152,353

Pharmaceuticals 0.64%
Bayer AG Registered Shares	53,432	2,308,720
Total Germany		12,281,942

Hong Kong 0.71%

Insurance
Prudential PLC	244,960	2,561,395

India 1.26%

Banks 0.99%
Federal Bank Ltd.	2,109,283	3,564,894

See Notes to Financial Statements.	95

Schedule of Investments (continued)

INTERNATIONAL VALUE FUND October 31, 2023

Investments	Shares	U.S. $ Fair Value
India (continued)

Oil, Gas & Consumable Fuels 0.27%
Petronet LNG Ltd.	407,495	$976,749
Total India		4,541,643

Indonesia 1.01%

Banks
Bank Negara Indonesia Persero Tbk. PT	12,106,600	3,653,609

Ireland 1.28%

Banks
Bank of Ireland Group PLC	515,926	4,623,583

Italy 2.07%

Electric: Utilities
Enel SpA	1,177,655	7,475,260

Japan 18.89%

Automobile Components 0.71%
Denso Corp.	172,758	2,551,002

Automobiles 2.90%
Toyota Motor Corp.	597,600	10,454,259

Banks 2.62%
Sumitomo Mitsui Financial Group, Inc.	196,600	9,477,688

Beverages 1.80%
Asahi Group Holdings Ltd.	179,665	6,498,553

Building Products 0.89%
Sanwa Holdings Corp.	239,400	3,230,044

Electrical Equipment 1.02%
Fuji Electric Co. Ltd.	96,501	3,674,238

Electronic Equipment, Instruments & Components 0.81%
Murata Manufacturing Co. Ltd.	170,700	2,923,985
Investments	Shares	U.S. $ Fair Value
Japan (continued)

Household Durables 1.10%
Sony Group Corp.	47,700	$3,965,723

Industrial Conglomerates 1.68%
Hitachi Ltd.	95,600	6,059,757

Insurance 1.50%
Sompo Holdings, Inc.	124,827	5,407,498

Machinery 2.21%
Ebara Corp.	122,400	5,420,306
Fujitec Co. Ltd.	117,097	2,542,188
		7,962,494

Trading Companies & Distributors 1.65%
ITOCHU Corp.	165,800	5,972,286
Total Japan		68,177,527

Mexico 1.47%

Banks 0.90%
Grupo Financiero Banorte SAB de CV Class O	396,766	3,220,079

Transportation Infrastructure 0.57%
Grupo Aeroportuario del Pacifico SAB de CV Class B	176,998	2,064,698
Total Mexico		5,284,777

Netherlands 6.59%

Consumer Staples Distribution & Retail 1.52%
Koninklijke Ahold Delhaize NV	185,473	5,492,187

Oil, Gas & Consumable Fuels 5.07%
Shell PLC ADR	280,792	18,290,791
Total Netherlands		23,782,978

Singapore 2.10%

Banks 1.32%
United Overseas Bank Ltd.	242,200	4,777,320

96	See Notes to Financial Statements.

Schedule of Investments (continued)

INTERNATIONAL VALUE FUND October 31, 2023

Investments	Shares	U.S. $ Fair Value
Singapore (continued)

Semiconductors & Semiconductor Equipment 0.78%
STMicroelectronics NV	73,596	$2,805,486
Total Singapore		7,582,806

South Africa 0.83%

Metals & Mining
Anglo American PLC	117,645	2,997,545

South Korea 1.51%

Technology Hardware, Storage & Peripherals
Samsung Electronics Co. Ltd.	109,547	5,452,688

Spain 1.51%

Banks
CaixaBank SA	1,337,251	5,436,647

Sweden 1.95%

Automobile Components 1.09%
Autoliv, Inc. SDR	42,695	3,943,038

Commercial Services & Supplies 0.86%
Loomis AB	118,697	3,083,420
Total Sweden		7,026,458

Switzerland 3.92%

Pharmaceuticals
Novartis AG Registered Shares	136,842	12,811,087
Sandoz Group AG*	51,447	1,337,571
		14,148,658

United Kingdom 19.15%

Banks 4.20%
HSBC Holdings PLC	1,366,852	9,869,239
Standard Chartered PLC	688,915	5,282,139
		15,151,378

Broadline Retail 1.05%
Next PLC	45,017	3,774,333
Investments	Shares	U.S. $ Fair Value
United Kingdom (continued)

Electric: Utilities 1.77%
SSE PLC	322,170	$6,402,663

Food Products 0.51%
Tate & Lyle PLC	237,496	1,820,029

Hotels, Restaurants & Leisure 0.56%
Entain PLC	179,343	2,035,954

Insurance 1.33%
Lancashire Holdings Ltd.	695,572	4,802,057

Oil, Gas & Consumable Fuels 2.35%
BP PLC	1,389,975	8,487,205

Personal Care Products 2.03%
Unilever PLC	154,716	7,327,446

Pharmaceuticals 1.57%
AstraZeneca PLC	45,272	5,668,218

Tobacco 2.12%
Imperial Brands PLC	359,149	7,651,368

Trading Companies & Distributors 0.74%
Ashtead Group PLC	46,416	2,662,071

Wireless Telecommunication Services 0.92%
Vodafone Group PLC	3,592,852	3,307,355
Total United Kingdom		69,090,077

United States 4.68%

Construction Materials 1.75%
CRH PLC	117,678	6,315,405

Pharmaceuticals 2.93%
Sanofi SA	116,559	10,584,284
Total United States		16,899,689
Total Common Stocks (cost $344,383,763)		344,120,907

See Notes to Financial Statements.	97

Schedule of Investments (concluded)

INTERNATIONAL VALUE FUND October 31, 2023

Investments	Principal Amount	U.S. $ Fair Value
SHORT-TERM INVESTMENTS 4.00%

Repurchase Agreements 4.00%
Repurchase Agreement dated 10/31/2023, 2.800% due 11/1/2023 with Fixed Income Clearing Corp. collateralized by $14,757,600 of U.S. Treasury Note at 5.000% due 10/31/2025; value: $14,745,494; proceeds: $14,457,413 (cost $14,456,289)	$14,456,289	$14,456,289
Total Investments in Securities 99.36% (cost $358,840,052)		358,577,196
Other Assets and Liabilities – Net 0.64%		2,301,164
Net Assets 100.00%		$360,878,360

REITS	Real Estate Investment Trusts.
ADR	American Depositary Receipt.
SDR	Swedish Depository Receipt.
†	Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and, unless registered under such Act or exempted from registration, may only be resold to qualified institutional buyers. At October 31, 2023, the total value of Rule 144A securities was $8,347,034, which represents 2.31% of net assets.
*	Non-income producing security.

The following is a summary of the inputs used as of October 31, 2023 in valuing the Fund’s investments carried at fair value(1):

Investment Type(2)	Level 1	Level 2	Level 3	Total
Long-Term Investments
Common Stocks
Canada	$11,067,618	$–	$–	$11,067,618
Egypt	1,494,752	–	–	1,494,752
Mexico	5,284,777	–	–	5,284,777
Netherlands	18,290,791	5,492,187	–	23,782,978
Switzerland	1,337,571	12,811,087	–	14,148,658
United Kingdom	6,622,086	62,467,991	–	69,090,077
Remaining Countries	–	219,252,047	–	219,252,047
Short-Term Investments
Repurchase Agreements	–	14,456,289	–	14,456,289
Total	$44,097,595	$314,479,601	$–	$358,577,196

(1)	Refer to Note 2(l) for a description of fair value measurements and the three-tier hierarchy of inputs.
(2)	See Schedule of Investments for fair values in each industry and identification of foreign issuers and/or geography. The table above is presented by Investment Type. Countries are presented within an Investment Type should such Investment Type include securities classified as two or more levels within the three-tier fair value hierarchy. When applicable, each Level 3 security is identified on the Schedule of Investments along with the valuation technique utilized.

A reconciliation of Level 3 investments is presented when the Fund has a material amount of Level 3 investments at the beginning or end of the year in relation to the Fund’s net assets.

98	See Notes to Financial Statements.

Schedule of Investments

MICRO CAP GROWTH FUND October 31, 2023

Investments	Shares	Fair Value
LONG-TERM INVESTMENTS 99.01%
COMMON STOCKS 99.01%

Aerospace & Defense 5.14%
AAR Corp.*	61,551	$3,653,667
AeroVironment, Inc.*	41,131	4,716,081
Total		8,369,748

Automobile Components 2.31%
Modine Manufacturing Co.*	95,234	3,761,743

Beverages 3.21%
MGP Ingredients, Inc.	19,057	1,803,936
Vita Coco Co., Inc.*	126,110	3,417,581
Total		5,221,517

Biotechnology 13.86%
Arcellx, Inc.*	98,556	3,474,099
Crinetics Pharmaceuticals, Inc.*	61,278	1,794,833
Immatics NV (Germany)*(a)	204,457	1,564,096
ImmunoGen, Inc.*	246,229	3,658,963
Karuna Therapeutics, Inc.*	13,311	2,217,746
Krystal Biotech, Inc.*	37,773	4,414,530
MoonLake Immunotherapeutics (Switzerland)*(a)(b)	66,110	3,425,159
Xenon Pharmaceuticals, Inc. (Canada)*(a)	65,341	2,025,571
Total		22,574,997

Building Products 1.20%
Hayward Holdings, Inc.*	186,630	1,959,615

Capital Markets 1.32%
Piper Sandler Cos.	15,374	2,150,054

Construction & Engineering 5.76%
MYR Group, Inc.*	19,350	2,241,311
Primoris Services Corp.	91,488	2,750,129
Sterling Infrastructure, Inc.*	60,375	4,398,319
Total		9,389,759
Investments	Shares	Fair Value
Diversified Consumer Services 4.40%
Coursera, Inc.*	142,122	$2,464,395
European Wax Center, Inc. Class A*	56,092	828,479
Rover Group, Inc.*	194,304	1,253,261
Stride, Inc.*	47,633	2,618,862
Total		7,164,997

Electronic Equipment, Instruments & Components 2.24%
OSI Systems, Inc.*	34,994	3,648,824

Financial Services 10.23%
AvidXchange Holdings, Inc.*	463,560	4,005,159
Flywire Corp.*	171,834	4,620,616
Paymentus Holdings, Inc. Class A*(b)	136,737	1,990,891
Remitly Global, Inc.*	224,781	6,053,352
Total		16,670,018

Food Products 0.49%
Vital Farms, Inc.*	72,604	803,000

Health Care Equipment & Supplies 6.07%
Axonics, Inc.*	26,110	1,337,093
CVRx, Inc.*	129,812	1,736,885
RxSight, Inc.*	182,092	4,031,517
TransMedics Group, Inc.*	39,374	1,475,737
UFP Technologies, Inc.*	8,416	1,312,223
Total		9,893,455

Hotels, Restaurants & Leisure 5.00%
First Watch Restaurant Group, Inc.*	185,995	3,107,976
Kura Sushi USA, Inc. Class A*	57,011	3,257,609
Shake Shack, Inc. Class A*	31,851	1,784,930
Total		8,150,515

Household Durables 0.97%
Green Brick Partners, Inc.*	41,028	1,587,784

See Notes to Financial Statements.	99

Schedule of Investments (continued)

MICRO CAP GROWTH FUND October 31, 2023

Investments	Shares	Fair Value
Information Technology Services 1.01%
Fastly, Inc. Class A*	111,744	$1,639,285

Insurance 0.46%
Goosehead Insurance, Inc. Class A*	11,577	751,000

Interactive Media & Services 1.96%
Eventbrite, Inc. Class A*	148,658	1,230,888
Yelp, Inc.*	46,341	1,955,127
Total		3,186,015

Life Sciences Tools & Services 2.39%
Pacific Biosciences of California, Inc.*	216,216	1,336,215
Quanterix Corp.*	117,984	2,562,612
Total		3,898,827

Media 1.87%
Integral Ad Science Holding Corp.*	192,514	2,210,061
Perion Network Ltd. (Israel)*(a)	33,004	838,301
Total		3,048,362

Personal Care Products 3.13%
elf Beauty, Inc.*	40,468	3,748,551
Oddity Tech Ltd. Class A (Israel)*(a)(b)	52,635	1,344,824
Total		5,093,375

Pharmaceuticals 2.93%
Intra-Cellular Therapies, Inc.*	27,426	1,364,718
Structure Therapeutics, Inc. Add ADR*	35,358	2,627,099
Ventyx Biosciences, Inc.*	53,864	776,719
Total		4,768,536

Professional Services 4.65%
Fiverr International Ltd. (Israel)*(a)(b)	45,554	964,378
ICF International, Inc.	30,208	3,828,260
Investments	Shares	Fair Value
Professional Services (continued)
Upwork, Inc.*	103,490	$1,081,470
Verra Mobility Corp.*	85,944	1,699,113
Total		7,573,221

Semiconductors & Semiconductor Equipment 5.25%
Aehr Test Systems*	86,654	2,041,568
Credo Technology Group Holding Ltd.*	96,050	1,365,831
Photronics, Inc.*	37,921	696,229
Rambus, Inc.*	82,020	4,456,147
Total		8,559,775

Software 12.01%
Agilysys, Inc.*	23,254	1,994,961
Alkami Technology, Inc.*	84,788	1,521,945
Cerence, Inc.*	85,142	1,303,524
Clear Secure, Inc. Class A	47,662	801,675
JFrog Ltd. (Israel)*(a)	155,031	3,486,647
Olo, Inc. Class A*	159,139	813,200
Varonis Systems, Inc.*	115,738	3,893,426
Weave Communications, Inc.*	290,710	2,081,484
Yext, Inc.*	143,431	864,889
Zeta Global Holdings Corp. Class A*	194,463	1,516,811
Zuora, Inc. Class A*	175,030	1,296,972
Total		19,575,534

Trading Companies & Distributors 1.15%
Distribution Solutions Group, Inc.*	62,398	1,881,300
Total Common Stocks (cost $147,881,766)		161,321,256

100	See Notes to Financial Statements.

Schedule of Investments (concluded)

MICRO CAP GROWTH FUND October 31, 2023

Investments	Principal Amount	Fair Value
SHORT-TERM INVESTMENTS 4.83%

Repurchase Agreements 1.52%
Repurchase Agreement dated 10/31/2023, 2.800% due 11/1/2023 with Fixed Income Clearing Corp. collateralized by $2,521,400 of U.S. Treasury Note at 5.000% due 10/31/2025; value: $2,519,332; proceeds: $2,470,033 (cost $2,469,841)	$2,469,841	$2,469,841

	Shares
Money Market Funds 2.98%
Fidelity Government Portfolio(c) (cost $4,860,081)	4,860,081	4,860,081
Investments	Shares	Fair Value
Time Deposits 0.33%
CitiBank N.A.(c) (cost $540,009)	540,009	$540,009
Total Short-Term Investments (cost $7,869,931)		7,869,931
Total Investments in Securities 103.84% (cost $155,751,697)		169,191,187
Other Assets and Liabilities – Net (3.84)%		(6,261,515)
Net Assets 100.00%		$162,929,672

ADR	American Depositary Receipt.
*	Non-income producing security.
(a)	Foreign security traded in U.S. dollars.
(b)	All or a portion of this security is temporarily on loan to unaffiliated broker/dealers.
(c)	Security was purchased with the cash collateral from loaned securities.

The following is a summary of the inputs used as of October 31, 2023 in valuing the Fund’s investments carried at fair value(1):

Investment Type(2)	Level 1	Level 2	Level 3	Total
Long-Term Investments
Common Stocks	$161,321,256	$–	$–	$161,321,256
Short-Term Investments
Repurchase Agreements	–	2,469,841	–	2,469,841
Money Market Funds	4,860,081	–	–	4,860,081
Time Deposits	–	540,009	–	540,009
Total	$166,181,337	$3,009,850	$–	$169,191,187

(1)	Refer to Note 2(l) for a description of fair value measurements and the three-tier hierarchy of inputs.
(2)	See Schedule of Investments for fair values in each industry and identification of foreign issuers and/or geography. The table above is presented by Investment Type. When applicable, each Level 3 security is identified on the Schedule of Investments along with the valuation technique utilized.

A reconciliation of Level 3 investments is presented when the Fund has a material amount of Level 3 investments at the beginning or end of the year in relation to the Fund’s net assets.

See Notes to Financial Statements.	101

Schedule of Investments

VALUE OPPORTUNITIES FUND October 31, 2023

Investments	Shares	Fair Value
LONG-TERM INVESTMENTS 98.50%
COMMON STOCKS 98.50%

Aerospace & Defense 1.68%
Curtiss-Wright Corp.	92,508	$18,391,515

Automobile Components 1.09%
Gentherm, Inc.*	295,534	11,886,377

Banks 4.86%
Columbia Banking System, Inc.	700,570	13,780,212
East West Bancorp, Inc.	247,906	13,292,720
First BanCorp	1,131,609	15,106,980
Wintrust Financial Corp.	147,666	11,029,173
Total		53,209,085

Building Products 3.51%
Allegion PLC (Ireland)(a)	204,587	20,123,177
Masonite International Corp.*	230,324	18,227,842
Total		38,351,019

Capital Markets 5.61%
Cboe Global Markets, Inc.	162,732	26,670,147
Moelis & Co. Class A	412,056	17,158,012
TPG, Inc.	632,600	17,485,064
Total		61,313,223

Chemicals 1.89%
Avient Corp.	379,922	12,013,134
Axalta Coating Systems Ltd.*	329,458	8,641,683
Total		20,654,817

Commercial Services & Supplies 1.23%
Brady Corp. Class A	260,845	13,423,084

Construction & Engineering 2.12%
EMCOR Group, Inc.	112,202	23,186,543

Construction Materials 1.43%
Eagle Materials, Inc.	101,639	15,643,258
Investments	Shares	Fair Value
Consumer Staples Distribution & Retail 2.15%
BJ’s Wholesale Club Holdings, Inc.*	345,793	$23,555,419

Containers & Packaging 1.86%
Avery Dennison Corp.	116,903	20,349,305

Electric: Utilities 2.70%
IDACORP, Inc.	171,482	16,241,060
Portland General Electric Co.	331,267	13,257,306
Total		29,498,366

Electronic Equipment, Instruments & Components 3.55%
Belden, Inc.	192,033	13,615,139
Crane NXT Co.	194,395	10,108,540
Littelfuse, Inc.	69,640	15,088,899
Total		38,812,578

Energy Equipment & Services 1.73%
TechnipFMC PLC (United Kingdom)(a)	880,069	18,939,085

Ground Transportation 1.43%
Saia, Inc.*	43,751	15,684,296

Health Care Equipment & Supplies 5.02%
CONMED Corp.	117,300	11,432,058
Cooper Cos., Inc.	46,012	14,344,241
Lantheus Holdings, Inc.*	77,818	5,027,043
STERIS PLC	114,584	24,060,348
Total		54,863,690

Health Care Providers & Services 3.72%
Molina Healthcare, Inc.*	96,151	32,013,475
R1 RCM, Inc.*	731,339	8,622,487
Total		40,635,962

Hotels, Restaurants & Leisure 5.45%
Caesars Entertainment, Inc.*	235,000	9,374,150
Choice Hotels International, Inc.	173,533	19,175,396

102	See Notes to Financial Statements.

Schedule of Investments (continued)

VALUE OPPORTUNITIES FUND October 31, 2023

Investments	Shares	Fair Value
Hotels, Restaurants & Leisure (continued)
Dave & Buster’s Entertainment, Inc.*	270,457	$9,449,768
SeaWorld Entertainment, Inc.*	113,068	4,870,969
Texas Roadhouse, Inc.	165,140	16,768,316
Total		59,638,599

Industrial REITS 1.35%
First Industrial Realty Trust, Inc.	349,436	14,781,143

Information Technology Services 1.40%
Perficient, Inc.*	263,646	15,341,561

Insurance 4.83%
American Financial Group, Inc.	181,879	19,890,288
RenaissanceRe Holdings Ltd.	92,788	20,375,317
White Mountains Insurance Group Ltd.	8,767	12,543,385
Total		52,808,990

Leisure Products 1.73%
YETI Holdings, Inc.*	445,782	18,954,651

Life Sciences Tools & Services 3.53%
Bio-Techne Corp.	205,148	11,207,235
Charles River Laboratories International, Inc.*	80,494	13,551,970
Repligen Corp.*	103,074	13,869,638
Total		38,628,843

Machinery 2.98%
Columbus McKinnon Corp.	513,067	15,684,458
Crane Co.	173,795	16,915,468
Total		32,599,926

Media 1.56%
Criteo SA ADR*	603,984	17,074,628

Metals & Mining 1.00%
Reliance Steel & Aluminum Co.	42,829	10,894,841
Investments	Shares	Fair Value
Oil, Gas & Consumable Fuels 4.82%
Chesapeake Energy Corp.	323,638	$27,858,759
Permian Resources Corp.	1,704,022	24,827,601
Total		52,686,360

Pharmaceuticals 0.24%
Organon & Co.	181,204	2,680,007

Professional Services 6.17%
Booz Allen Hamilton Holding Corp.	181,147	21,724,960
ICF International, Inc.	127,938	16,213,583
Paylocity Holding Corp.*	68,454	12,280,648
WNS Holdings Ltd. ADR*	317,558	17,249,750
Total		67,468,941

Real Estate Management & Development 1.32%
Marcus & Millichap, Inc.	503,800	14,459,060

Residential REITS 1.34%
American Homes 4 Rent Class A	448,413	14,681,042

Semiconductors & Semiconductor Equipment 3.00%
Entegris, Inc.	216,259	19,039,442
FormFactor, Inc.*	407,492	13,805,829
Total		32,845,271

Software 6.67%
Aspen Technology, Inc.*	88,126	15,664,396
CommVault Systems, Inc.*	344,180	22,492,163
Descartes Systems Group, Inc. (Canada)*(a)	268,863	19,414,597
Dolby Laboratories, Inc. Class A	190,640	15,430,402
Total		73,001,558

Specialty Retail 1.50%
Valvoline, Inc.	553,248	16,414,868

Textiles, Apparel & Luxury Goods 1.55%
Deckers Outdoor Corp.*	28,340	16,920,680

See Notes to Financial Statements.	103

Schedule of Investments (concluded)

VALUE OPPORTUNITIES FUND October 31, 2023

Investments	Shares	Fair Value
Trading Companies & Distributors 2.48%
AerCap Holdings NV (Ireland)*(a)	436,597	$27,121,406
Total Common Stocks (cost $970,761,932)		1,077,399,997

	Principal Amount

SHORT-TERM INVESTMENTS 1.57%

Repurchase Agreements 1.57%
Repurchase Agreement dated 10/31/2023, 2.800% due 11/1/2023 with Fixed Income Clearing Corp. collateralized by $17,588,800 of U.S. Treasury Note at 5.000% due 10/31/2025; value: $17,574,372; proceeds: $17,231,08 (cost $17,229,742)	$17,229,742	17,229,742
Investments	Principal Amount	Fair Value
Total Investments in Securities 100.07% (cost $987,991,674)		$1,094,629,739
Other Assets and Liabilities – Net (0.07)%		(806,019)
Net Assets 100.00%		$1,093,823,720

REITS	Real Estate Investment Trusts.
ADR	American Depositary Receipt.
*	Non-income producing security.
(a)	Foreign security traded in U.S. dollars.

The following is a summary of the inputs used as of October 31, 2023 in valuing the Fund’s investments carried at fair value(1):

Investment Type(2)	Level 1	Level 2	Level 3	Total
Long-Term Investments
Common Stocks	$1,077,399,997	$–	$–	$1,077,399,997
Short-Term Investments
Repurchase Agreements	–	17,229,742	–	17,229,742
Total	$1,077,399,997	$17,229,742	$–	$1,094,629,739

(1)	Refer to Note 2(l) for a description of fair value measurements and the three-tier hierarchy of inputs.
(2)	See Schedule of Investments for fair values in each industry and identification of foreign issuers and/or geography. The table above is presented by Investment Type. When applicable, each Level 3 security is identified on the Schedule of Investments along with the valuation technique utilized.

A reconciliation of Level 3 investments is presented when the Fund has a material amount of Level 3 investments at the beginning or end of the year in relation to the Fund’s net assets.

104	See Notes to Financial Statements.

This page is intentionally left blank.

105

Statements of Assets and Liabilities

October 31, 2023

	Alpha Strategy Fund	Focused Growth Fund	Focused Large Cap Value Fund
ASSETS:
Investments in securities, at cost	$555,994	$26,204,170	$17,996,933
Investments in Underlying Funds, at cost	618,420,565	–	–
Investments in securities, at fair value	$555,994	$30,686,533	$18,886,863
Investments in Underlying Funds, at value	531,681,544	–	–
Cash	2	–	40,780
Foreign cash, at value (cost $0, $0, $40, $67,298, $283, $4,807 and $0, respectively)	–	–	39
Receivables:
Capital shares sold	242,212	26,040	8,798
Interest and dividends	43	911	76,577
From advisor (See Note 3)	–	16,306	12,689
Investment securities sold	–	361,759	68,537
Prepaid expenses and other assets	58,518	39,130	70,135
Total assets	532,538,313	31,130,679	19,164,418
LIABILITIES:
Payables:
Capital shares reacquired	453,001	23,104	26,950
Trustees’ fees	126,938	6,974	22,185
12b-1 distribution plan	75,784	5,817	4,541
Fund administration	18,737	1,093	668
Management fee	–	17,762	9,858
Accrued expenses	208,652	55,587	97,220
Total liabilities	883,112	110,337	161,422
NET ASSETS	$531,655,201	$31,020,342	$19,002,996
COMPOSITION OF NET ASSETS:
Paid-in capital	$652,095,337	$38,738,057	$19,408,263
Total distributable earnings (loss)	(120,440,136)	(7,717,715)	(405,267)
Net Assets	$531,655,201	$31,020,342	$19,002,996

106	See Notes to Financial Statements.

Focused Small Cap Value Fund	Fundamental Equity Fund	Global Equity Fund	Growth Leaders Fund

$101,591,307	$1,487,500,502	$12,738,265	$4,094,505,173
–	–	–	–
$99,473,348	$1,748,226,439	$13,907,404	$4,777,398,860
–	–	–	–
–	2	6	–

66,561	286	4,640	–

144,709	351,829	1,992	3,959,811
63	1,682,878	7,085	171,041
4,881	–	15,004	22,194
723,473	6,728,841	–	49,210,749
45,040	79,041	72,689	32,805
100,458,075	1,757,069,316	14,008,820	4,830,795,460

167,406	2,332,076	22,347	9,248,349
18,387	486,579	906	460,887
5,189	218,936	1,711	738,554
3,568	60,811	488	170,869
71,356	840,815	5,492	2,220,794
63,811	476,647	72,072	981,428
329,717	4,415,864	103,016	13,820,881
$100,128,358	$1,752,653,452	$13,905,804	$4,816,974,579

$103,984,304	$1,486,260,352	$13,324,139	$5,776,035,017
(3,855,946)	266,393,100	581,665	(959,060,438)
$100,128,358	$1,752,653,452	$13,905,804	$4,816,974,579

See Notes to Financial Statements.	107

Statements of Assets and Liabilities (continued)

October 31, 2023

	Alpha Strategy Fund	Focused Growth Fund	Focused Large Cap Value Fund
Net assets by class:
Class A Shares	$342,755,929	$15,986,310	$9,821,328
Class C Shares	$13,822,603	$2,213,784	$2,617,508
Class F Shares	$9,141,816	$3,535,508	$193,571
Class F3 Shares	$46,723,620	$499,453	$8,968
Class I Shares	$95,792,055	$4,121,607	$4,981,834
Class P Shares	$–	$–	$–
Class R2 Shares	$811,964	$–	$–
Class R3 Shares	$15,526,129	$154,990	$143,419
Class R4 Shares	$3,150,070	$13,659	$6,432
Class R5 Shares	$550,986	$13,842	$6,458
Class R6 Shares	$3,380,029	$4,481,189	$1,223,478
Outstanding shares by class (unlimited number of authorized shares of beneficial interest):
Class A Shares	17,502,253	780,592	1,025,099
Class C Shares	951,147	112,464	274,847
Class F Shares	460,192	170,291	19,783
Class F3 Shares	2,273,087	23,956	931
Class I Shares	4,688,767	198,479	499,153
Class P Shares	–	–	–
Class R2 Shares	43,967	–	–
Class R3 Shares	832,032	7,666	15,009
Class R4 Shares	161,383	667	670
Class R5 Shares	26,960	667	671
Class R6 Shares	164,382	214,932	126,853
Net Asset Value, offering and redemption price per share (Net assets divided by outstanding shares):
Class A Shares-Net asset value	$19.58	$20.48	$9.58
Class A Shares-Maximum offering price (Net asset value plus sales charge of 5.75%)	$20.77	$21.73	$10.16
Class C Shares-Net asset value	$14.53	$19.68	$9.52
Class F Shares-Net asset value	$19.87	$20.76	$9.78
Class F3 Shares-Net asset value*	$20.56	$20.85	$9.63
Class I Shares-Net asset value	$20.43	$20.77	$9.98
Class P Shares-Net asset value	$ –	$ –	$ –
Class R2 Shares-Net asset value	$18.47	$ –	$ –
Class R3 Shares-Net asset value	$18.66	$20.22	$9.56
Class R4 Shares-Net asset value*	$19.52	$20.49	$9.60
Class R5 Shares-Net asset value*	$20.44	$20.76	$9.63
Class R6 Shares-Net asset value	$20.56	$20.85	$9.64

*	Net asset value may not recalculate due to rounding of fractional shares.

108	See Notes to Financial Statements.

Focused Small Cap Value Fund	Fundamental Equity Fund	Global Equity Fund	Growth Leaders Fund

$11,486,912	$1,068,294,079	$5,163,388	$1,491,195,529
$2,499,266	$23,315,999	$344,917	$425,712,730
$4,246,081	$24,745,443	$1,099,159	$244,363,975
$10,326	$17,641,842	$13,738	$382,432,483
$71,702,573	$545,536,917	$3,245,029	$2,124,007,063
$–	$3,237,040	$–	$–
$–	$1,964,265	$–	$1,451,962
$–	$57,036,662	$598,022	$15,019,473
$–	$2,523,081	$13,942	$9,594,830
$185,111	$780,728	$14,100	$9,206,419
$9,998,089	$7,577,396	$3,413,509	$113,990,115

523,830	89,646,387	415,734	53,884,095
107,851	2,302,424	28,176	17,917,769
176,451	2,106,554	88,273	8,496,782
429	1,453,054	1,102	13,064,053
2,988,569	45,342,111	260,627	73,193,125
–	279,186	–	–
–	169,952	–	54,610
–	4,911,610	48,578	564,228
–	213,048	1,124	346,548
7,714	64,840	1,132	317,078
415,522	623,666	273,693	3,894,025

$21.93	$11.92	$12.42	$27.67

$23.27	$12.65	$13.18	$29.36
$23.17	$10.13	$12.24	$23.76
$24.06	$11.75	$12.45	$28.76
$24.06	$12.14	$12.47	$29.27
$23.99	$12.03	$12.45	$29.02
$ –	$11.59	$ –	$ –
$ –	$11.56	$ –	$26.59
$ –	$11.61	$12.31	$26.62
$ –	$11.84	$12.41	$27.69
$24.00	$12.04	$12.46	$29.04
$24.06	$12.15	$12.47	$29.27

See Notes to Financial Statements.	109

Statements of Assets and Liabilities (continued)

October 31, 2023

	Health Care Fund	International Equity Fund	International Opportunities Fund
ASSETS:
Investments in securities, at cost	$6,690,327	$279,101,990	$312,468,636
Investments in securities, at fair value including $64,555, $0, $51,671, $0, $5,415,683 and $0, respectively, of securities loaned	$7,005,905	$296,280,678	$291,930,669
Cash	–	–	–
Foreign cash, at value (cost $0, $1,882,649, $851,615, $71,881, $0 and $0, respectively)	–	1,841,776	844,467
Receivables:
Investment securities sold	22,748	480,874	–
From advisor (See Note 3)	14,911	–	–
Interest and dividends	4,122	950,632	1,136,238
Capital shares sold	1,513	86,335	119,058
Securities lending income receivable	179	156	564
Prepaid expenses and other assets	60,479	83,098	64,220
Total assets	7,109,857	299,723,549	294,095,216
LIABILITIES:
Payables:
Payable for collateral due to broker for securities lending	62,300	–	53,954
Capital shares reacquired	17,426	530,479	163,218
Management fee	3,828	116,268	189,260
Trustees’ fees	3,086	89,868	71,230
12b-1 distribution plan	1,721	33,030	17,707
Fund administration	247	10,335	10,094
Investment securities purchased	–	3,179,312	2,283,828
Foreign capital gains taxes deferred	–	158,876	259,449
Foreign currency overdraft (cost $41, $0, $0, $0, $0 and $0, respectively)	41	–	–
Accrued expenses	57,449	175,980	155,294
Total liabilities	146,098	4,294,148	3,204,034
NET ASSETS	$6,963,759	$295,429,401	$290,891,182
COMPOSITION OF NET ASSETS:
Paid-in capital	$7,841,994	$291,761,750	$360,583,542
Total distributable earnings (loss)	(878,235)	3,667,651	(69,692,360)
Net Assets	$6,963,759	$295,429,401	$290,891,182

110	See Notes to Financial Statements.

International Value Fund	Micro Cap Growth Fund	Value Opportunities Fund

$358,840,052	$155,751,697	$987,991,674

$358,577,196	$169,191,187	$1,094,629,739
–	–	20,781

71,926	–	–

1,855,986	232,219	5,764,868
–	1,010	–
2,045,491	192	284,291
138,803	68,032	460,966
–	9,320	–
35,943	1,730	117,153
362,725,345	169,503,690	1,101,277,798

–	5,400,090	–
476,975	289,110	1,107,503
157,741	134,990	713,953
132,643	22,385	309,901
44,409	10,763	105,281
12,619	6,000	38,371
794,783	630,313	4,780,389
22,710	–	–

–	–	–
205,105	80,367	398,680
1,846,985	6,574,018	7,454,078
$360,878,360	$162,929,672	$1,093,823,720

$790,978,142	$248,832,646	$974,832,413
(430,099,782)	(85,902,974)	118,991,307
$360,878,360	$162,929,672	$1,093,823,720

See Notes to Financial Statements.	111

Statements of Assets and Liabilities (concluded)

October 31, 2023

	Health Care Fund	International Equity Fund	International Opportunities Fund
Net Assets by class:
Class A Shares	$3,852,939	$132,735,078	$85,371,257
Class C Shares	$929,853	$1,413,583	$4,729,255
Class F Shares	$173,497	$3,894,325	$3,683,246
Class F3 Shares	$28,403	$11,841,195	$27,245,181
Class I Shares	$48,657	$136,200,812	$143,465,569
Class P Shares	$–	$10,065	$20,825
Class R2 Shares	$–	$168,600	$1,401,707
Class R3 Shares	$24,318	$4,529,892	$4,508,273
Class R4 Shares	$10,258	$1,358,922	$2,277,929
Class R5 Shares	$10,359	$13,715	$2,009,348
Class R6 Shares	$1,885,475	$3,263,214	$16,178,592
Outstanding shares by class (unlimited number of authorized shares of beneficial interest):
Class A Shares	250,322	10,730,616	5,355,054
Class C Shares	62,556	114,801	324,013
Class F Shares	11,148	315,875	232,938
Class F3 Shares	1,826	941,265	1,639,468
Class I Shares	3,132	10,858,756	8,696,239
Class P Shares	–	812	1,273
Class R2 Shares	–	13,625	89,903
Class R3 Shares	1,598	372,894	289,145
Class R4 Shares	667	110,502	143,629
Class R5 Shares	667	1,102	121,849
Class R6 Shares	121,138	259,557	973,490
Net Asset Value, offering and redemption price per share (Net assets divided by outstanding shares):
Class A Shares-Net asset value	$15.39	$12.37	$15.94
Class A Shares-Maximum offering price (Net asset value plus sales charge of 5.75%)	$16.33	$13.12	$16.91
Class C Shares-Net asset value	$14.86	$12.31	$14.60
Class F Shares-Net asset value	$15.56	$12.33	$15.81
Class F3 Shares-Net asset value*	$15.56	$12.58	$16.62
Class I Shares-Net asset value*	$15.53	$12.54	$16.50
Class P Shares-Net asset value*	$ –	$12.40	$16.37
Class R2 Shares-Net asset value	$ –	$12.37	$15.59
Class R3 Shares-Net asset value*	$15.21	$12.15	$15.59
Class R4 Shares-Net asset value*	$15.39	$12.30	$15.86
Class R5 Shares-Net asset value	$15.53	$12.45	$16.49
Class R6 Shares-Net asset value	$15.56	$12.57	$16.62

*	Net asset value may not recalculate due to rounding of fractional shares.

112	See Notes to Financial Statements.

International Value Fund	Micro Cap Growth Fund	Value Opportunities Fund

$190,585,128	$24,055,894	$540,437,771
$2,732,913	$4,641,046	$28,372,153
$4,786,457	$11,019,026	$26,977,527
$28,831,072	$–	$172,839,044
$125,953,339	$123,213,706	$228,083,268
$–	$–	$10,682,048
$53,899	$–	$3,848,834
$6,210,679	$–	$26,522,798
$106,776	$–	$26,010,811
$10,254	$–	$999,105
$1,607,843	$–	$29,050,361

27,995,413	2,176,208	34,829,827
404,082	351,207	2,295,144
697,137	807,577	1,679,678
4,194,708	–	10,334,599
18,329,135	9,031,198	13,802,130
–	–	713,010
7,715	–	267,504
901,543	–	1,803,341
15,723	–	1,678,997
1,499	–	60,404
233,940	–	1,738,790

$6.81	$11.05	$15.52

$7.23	$11.72	$16.47
$6.76	$13.21	$12.36
$6.87	$13.64	$16.06
$6.87	$ –	$16.72
$6.87	$13.64	$16.53
$ –	$ –	$14.98
$6.99	$ –	$14.39
$6.89	$ –	$14.71
$6.79	$ –	$15.49
$6.84	$ –	$16.54
$6.87	$ –	$16.71

See Notes to Financial Statements.	113

Statements of Operations

For the Year Ended October 31, 2023

	Alpha Strategy Fund	Focused Growth Fund	Focused Large Cap Value Fund
Investment income:
Dividends received from Underlying Funds	$4,466,727	$–	$–
Dividends (net of foreign withholding taxes of $0, $0, $394, $27,104, $141,485, $12,360 and $0, respectively)	–	88,570	374,141
Securities lending net income	–	–	–
Interest and other	9,615	24,613	6,256
Interest earned from Interfund Lending (See Note 10)	–	–	–
Total investment income	4,476,342	113,183	380,397
Expenses:
Management fee	623,661	215,807	125,261
12b-1 distribution plan–Class A	999,313	38,426	29,977
12b-1 distribution plan–Class C	220,587	23,084	31,116
12b-1 distribution plan–Class F	17,815	4,509	574
12b-1 distribution plan–Class P	–	–	–
12b-1 distribution plan–Class R2	5,668	–	–
12b-1 distribution plan–Class R3	88,129	535	623
12b-1 distribution plan–Class R4	9,565	34	17
Shareholder servicing	531,038	45,405	10,950
Fund administration	249,464	13,280	8,492
Registration	145,228	130,928	129,618
Reports to shareholders	70,318	1,427	3,748
Custody	40,882	5,163	6,648
Professional	34,513	39,826	39,514
Trustees’ fees	16,805	875	754
Other	19,724	19,101	27,288
Gross expenses	3,072,710	538,400	414,580
Expense reductions (See Note 8)	(9,772)	(480)	(339)
Fees waived and expenses reimbursed (See Note 3)	(664,543)	(216,676)	(201,770)
Net expenses	2,398,395	321,244	212,471
Net investment income (loss)	2,077,947	(208,061)	167,926
Net realized and unrealized gain (loss):
Capital gain distributions received from Underlying Funds	15,265,434	–	–
Net realized gain (loss) on Investment in Underlying Funds	(14,016,235)	–	–
Net realized gain (loss) on investments	–	(5,010,764)	(789,630)
Net realized gain (loss) on foreign currency related transactions	–	–	1,900
Net change in unrealized appreciation/depreciation in Underlying Funds	(21,524,542)	–	–
Net change in unrealized appreciation/depreciation on investments	–	6,273,650	611,437

114	See Notes to Financial Statements.

Focused Small Cap Value Fund	Fundamental Equity Fund	Global Equity Fund	Growth Leaders Fund

$–	$–	$–	$–

1,877,333	36,272,055	272,080	16,305,249
87	41	587	584,161
20,323	459,675	11,994	1,910,671
–	–	–	7,073
1,897,743	36,731,771	284,661	18,807,154

967,010	10,529,434	64,554	27,078,664
35,859	2,897,831	12,341	3,826,598
32,789	308,878	3,499	4,868,202
12,055	42,874	1,228	449,963
–	16,963	–	–
–	12,968	–	11,651
–	313,141	2,941	78,500
–	7,073	879	26,121
67,891	1,387,118	27,531	3,706,970
48,350	766,355	5,738	2,086,293
97,644	167,747	115,694	248,084
45,301	134,942	2,234	453,505
7,455	6,586	41,266	35,919
42,352	67,281	53,198	120,828
3,271	50,772	476	138,852
22,096	125,822	9,234	164,625
1,382,073	16,835,785	340,813	43,294,775
(896)	(24,296)	(175)	(71,723)
(72,984)	(6,585)	(229,047)	(485,882)
1,308,193	16,804,904	111,591	42,737,170
589,550	19,926,867	173,070	(23,930,016)

–	–	–	–

–	–	–	–
(1,296,477)	1,068,993	(539,411)	(630,990,488)

(1,028)	15,808	1,101	–

–	–	–	–

(3,302,684)	3,700,053	1,647,286	893,374,356

See Notes to Financial Statements.	115

Statements of Operations (continued)

For the Year Ended October 31, 2023

	Alpha Strategy Fund	Focused Growth Fund	Focused Large Cap Value Fund
Net realized and unrealized gain (loss):
Net change in unrealized appreciation/depreciation on translation of assets and liabilities denominated in foreign currencies	–	–	23,715
Net realized and unrealized gain (loss)	(20,275,343)	1,262,886	(152,578)
Net Increase (Decrease) in Net Assets Resulting From Operations	$(18,197,396)	$1,054,825	$15,348

116	See Notes to Financial Statements.

Focused Small Cap Value Fund	Fundamental Equity Fund	Global Equity Fund	Growth Leaders Fund

(737)	15,792	3,364	–
(4,600,926)	4,800,646	1,112,340	262,383,868

$(4,011,376)	$24,727,513	$1,285,410	$238,453,852

See Notes to Financial Statements.	117

Statements of Operations (concluded)

For the Year Ended October 31, 2023

	Health Care Fund	International Equity Fund	International Opportunities Fund
Investment income:
Dividends (net of foreign withholding taxes of $2,454, $960,898, $828,965, $1,275,759, $0 and $73,739, respectively)	$37,466	$7,996,413	$8,256,519
Securities lending net income	2,037	68,794	7,164
Interest and other	5,998	366,374	228,474
Interest earned from Interfund Lending (See Note 10)	–	915	1,659
Total investment income	45,501	8,432,496	8,493,816
Expenses:
Management fee	46,129	1,528,824	2,452,690
12b-1 distribution plan–Class A	9,935	364,329	236,152
12b-1 distribution plan–Class C	8,877	28,434	65,639
12b-1 distribution plan–Class F	246	6,172	7,762
12b-1 distribution plan–Class P	–	48	308
12b-1 distribution plan–Class R2	–	1,025	10,900
12b-1 distribution plan–Class R3	107	25,349	24,144
12b-1 distribution plan–Class R4	29	3,785	5,351
Registration	123,742	153,768	151,624
Professional	43,302	99,933	60,158
Shareholder servicing	10,080	264,492	246,317
Fund administration	2,976	128,980	130,810
Custody	1,072	117,851	110,759
Reports to shareholders	826	36,081	34,435
Trustees’ fees	476	8,464	8,536
Other	11,974	24,941	64,192
Gross expenses	259,771	2,792,476	3,609,777
Expense reductions (See Note 8)	(76)	(2,836)	(2,615)
Fees waived and expenses reimbursed (See Note 3)	(186,149)	(134,543)	(110,759)
Net expenses	73,546	2,655,097	3,496,403
Net investment income (loss)	(28,045)	5,777,399	4,997,413
Net realized and unrealized gain (loss):
Net realized gain (loss) on investments	(375,535)	(11,410,483)	(18,298,022)
Net realized gain (loss) on foreign currency related transactions	309	95,129	(20,294)
Net change in unrealized appreciation/depreciation on investments	(383,054)	30,730,179	44,857,796
Net change in unrealized appreciation/depreciation on deferred foreign capital gains taxes	–	(126,008)	(174,619)
Net change in unrealized appreciation/depreciation on translation of assets and liabilities denominated in foreign currencies	268	87,806	741,360
Net realized and unrealized gain (loss)	(758,012)	19,376,623	27,106,221
Net Increase (Decrease) in Net Assets Resulting From Operations	$(786,057)	$25,154,022	$32,103,634

118	See Notes to Financial Statements.

International Value Fund	Micro Cap Growth Fund	Value Opportunities Fund

$14,120,300	$183,492	$18,263,295
83,651	144,749	1,534
183,735	109,308	182,831
1,610	–	–
14,389,296	437,549	18,447,660

2,016,220	1,958,332	9,185,262
508,839	84,016	1,514,450
41,991	61,825	374,662
6,968	24,697	45,965
–	–	55,395
387	–	26,353
33,623	–	151,338
366	–	70,998
141,868	60,224	160,590
96,554	49,335	54,230
344,787	219,216	1,077,584
155,202	87,037	496,301
140,120	16,561	22,379
47,080	16,504	153,403
10,183	5,903	33,090
33,736	28,867	118,448
3,577,924	2,612,517	13,540,448
(4,071)	(2,649)	(15,335)
(177,185)	(41,257)	(22,379)
3,396,668	2,568,611	13,502,734
10,992,628	(2,131,062)	4,944,926

(2,378,835)	(21,812,099)	16,727,882

732,685	–	–

39,871,351	(19,131,055)	(11,065,712)

(24,536)	–	–

214,649	–	–
38,415,314	(40,943,154)	5,662,170

$49,407,942	$(43,074,216)	$10,607,096

See Notes to Financial Statements.	119

Statements of Changes in Net Assets

	Alpha Strategy Fund
INCREASE (DECREASE) IN NET ASSETS	For the Year Ended October 31, 2023	For the Year Ended October 31, 2022
Operations:
Net investment income (loss)	$2,077,947	$2,094,212
Capital gain distributions received from Underlying Funds	15,265,434	63,676,165
Net realized gain (loss) on investments in Underlying Funds	(14,016,235)	(6,375,349)
Net realized gain (loss) on investments and foreign currency related transactions	–	–
Net change in unrealized appreciation/depreciation on investments in Underlying Funds	(21,524,542)	(272,105,734)
Net change in unrealized appreciation/depreciation on investments and translation of assets and liabilities denominated in foreign currencies	–	–
Net increase (decrease) in net assets resulting from operations	(18,197,396)	(212,710,706)
Distributions to shareholders:
Class A	(26,637,494)	(27,355,292)
Class C	(2,342,626)	(3,117,383)
Class F	(1,650,626)	(7,349,675)
Class F3	(3,208,745)	(2,959,332)
Class I	(6,291,180)	(2,175,051)
Class R2	(60,697)	(58,000)
Class R3	(1,054,054)	(1,260,398)
Class R4	(254,475)	(228,467)
Class R5	(24,219)	(26,825)
Class R6	(226,973)	(274,765)
Return of capital:
Class A	–	–
Class C	–	–
Class F	–	–
Class F3	–	–
Class I	–	–
Class R2	–	–
Class R3	–	–
Class R4	–	–
Class R5	–	–
Class R6	–	–
Total distributions to shareholders	(41,751,089)	(44,805,188)
Capital share transactions (See Note 15):
Net proceeds from sales of shares	96,147,796	192,165,716
Reinvestment of distributions	35,663,641	38,027,618
Cost of shares reacquired	(195,981,845)	(197,529,081)
Net increase (decrease) in net assets resulting from capital share transactions	(64,170,408)	32,664,253
Net decrease in net assets	(124,118,893)	(224,851,641)
NET ASSETS:
Beginning of year	$655,774,094	$880,625,735
End of year	$531,655,201	$655,774,094

120	See Notes to Financial Statements.

Focused Growth Fund		Focused Large Cap Value Fund
For the Year Ended October 31, 2023	For the Year Ended October 31, 2022	For the Year Ended October 31, 2023	For the Year Ended October 31, 2022

$(208,061)	$(255,492)	$167,926	$7,836,154
–	–	–	–
–	–	–	–

(5,010,764)	(6,905,171)	(787,730)	34,686,571

–	–	–	–

6,273,650	(13,228,715)	635,152	(113,032,560)

1,054,825	(20,389,378)	15,348	(70,509,835)

–	(2,567,142)	(154,176)	(1,832,383)
–	(378,405)	(57,554)	(824,722)
–	(2,509,277)	(16,168)	(516,992)
–	(162,364)	(160)	(4,009)
–	(757,292)	(3,669)	(148,160,810)
–	–	–	–
–	(3,252)	(1,057)	(2,986)
–	(3,247)	(115)	(2,856)
–	(3,247)	(116)	(2,890)
–	(849,495)	(16,990)	(337,911)

–	–	(3,680,536)	–
–	–	(1,373,939)	–
–	–	(385,970)	–
–	–	(3,828)	–
–	–	(87,593)	–
–	–	–	–
–	–	(25,241)	–
–	–	(2,732)	–
–	–	(2,757)	–
–	–	(405,587)	–
–	(7,233,721)	(6,218,188)	(151,685,559)

16,761,437	22,040,099	11,572,270	170,411,753
–	6,168,589	5,710,233	151,312,207
(20,569,155)	(19,130,869)	(11,288,121)	(752,521,176)

(3,807,718)	9,077,819	5,994,382	(430,797,216)
(2,752,893)	(18,545,280)	(208,458)	(652,992,610)

$33,773,235	$52,318,515	$19,211,454	$672,204,064
$31,020,342	$33,773,235	$19,002,996	$19,211,454

See Notes to Financial Statements.	121

Statements of Changes in Net Assets (continued)

	Focused Small Cap Value Fund
INCREASE (DECREASE) IN NET ASSETS	For the Year Ended October 31, 2023	For the Year Ended October 31, 2022
Operations:
Net investment income	$589,550	$646,378
Net realized gain (loss) on investments, futures contracts and foreign currency related transactions	(1,297,505)	5,403,931
Net change in unrealized appreciation/depreciation on investments and translation of assets and liabilities denominated in foreign currencies	(3,303,421)	(31,562,664)
Net increase (decrease) in net assets resulting from operations	(4,011,376)	(25,512,355)
Distributions to shareholders:
Class A	(616,896)	(2,071,369)
Class C	(117,495)	(483,303)
Class F	(757,185)	(6,300,491)
Class F3	(432)	(1,386)
Class I	(3,105,857)	(11,419,770)
Class P	–	–
Class R2	–	–
Class R3	–	–
Class R4	–	–
Class R5	(10,525)	(1,624)
Class R6	(403,524)	(1,155,908)
Total distributions to shareholders	(5,011,914)	(21,433,851)
Capital share transactions (See Note 15):
Net proceeds from sales of shares	17,200,883	46,385,727
Reinvestment of distributions	4,758,371	20,522,709
Cost of shares reacquired	(46,958,332)	(107,014,170)
Net increase (decrease) in net assets resulting from capital share transactions	(24,999,078)	(40,105,734)
Net increase (decrease) in net assets	(34,022,368)	(87,051,940)
NET ASSETS:
Beginning of year	$134,150,726	$221,202,666
End of year	$100,128,358	$134,150,726

122	See Notes to Financial Statements.

Fundamental Equity Fund		Global Equity Fund
For the Year Ended October 31, 2023	For the Year Ended October 31, 2022	For the Year Ended October 31, 2023	For the Year Ended October 31, 2022

$19,926,867	$22,718,564	$173,070	$81,877

1,084,801	89,658,255	(538,310)	(129,434)

3,715,845	(228,863,145)	1,650,650	(2,371,674)

24,727,513	(116,486,326)	1,285,410	(2,419,231)

(62,031,796)	(157,233,440)	(30,060)	(706,818)
(2,027,363)	(6,813,219)	–	(110,829)
(3,757,884)	(17,023,016)	(9,680)	(299,857)
(984,530)	(2,276,471)	(127)	(2,578)
(30,715,661)	(32,556,487)	(29,916)	(256,979)
(212,025)	(544,609)	–	–
(106,559)	(371,250)	–	–
(3,228,451)	(9,674,156)	(1,617)	(64,811)
(155,223)	(341,292)	(3,989)	(2,575)
(42,656)	(114,175)	(121)	(2,638)
(413,951)	(1,880,761)	(13,663)	(179,196)
(103,676,099)	(228,828,876)	(89,173)	(1,626,281)

170,880,170	451,921,007	7,181,990	2,624,771
100,473,206	220,273,728	58,477	906,874
(394,573,791)	(372,423,836)	(3,484,208)	(2,098,737)

(123,220,415)	299,770,899	3,756,259	1,432,908
(202,169,001)	(45,544,303)	4,952,496	(2,612,604)

$1,954,822,453	$2,000,366,756	$8,953,308	$11,565,912
$1,752,653,452	$1,954,822,453	$13,905,804	$8,953,308

See Notes to Financial Statements.	123

Statements of Changes in Net Assets (continued)

	Growth Leaders Fund
INCREASE (DECREASE) IN NET ASSETS	For the Year Ended October 31, 2023	For the Year Ended October 31, 2022
Operations:
Net investment income (loss)	$(23,930,016)	$(29,932,468)
Net realized gain (loss) on investments and foreign currency related transactions	(630,990,488)	(974,635,511)
Net change in unrealized appreciation/depreciation on investments, deferred foreign capital gains taxes and translation of assets and liabilities denominated in foreign currencies	893,374,356	(2,765,796,307)
Net increase (decrease) in net assets resulting from operations	238,453,852	(3,770,364,286)
Distributions to shareholders:
Class A	–	(516,166,233)
Class C	–	(240,453,284)
Class F	–	(799,350,013)
Class F3	–	(128,196,756)
Class I	–	(234,268,629)
Class P	–	–
Class R2	–	(636,674)
Class R3	–	(4,314,020)
Class R4	–	(3,353,679)
Class R5	–	(3,558,947)
Class R6	–	(33,119,570)
Total distributions to shareholders	–	(1,963,417,805)
Capital share transactions (See Note 15):
Net proceeds from sales of shares	1,463,838,212	4,067,529,922
Reinvestment of distributions	–	1,824,521,076
Cost of shares reacquired	(2,452,151,575)	(5,003,566,690)
Net increase (decrease) in net assets resulting from capital share transactions	(988,313,363)	888,484,308
Net increase (decrease) in net assets	(749,859,511)	(4,845,297,783)
NET ASSETS:
Beginning of year	$5,566,834,090	$10,412,131,873
End of year	$4,816,974,579	$5,566,834,090

124	See Notes to Financial Statements.

Health Care Fund		International Equity Fund
For the Year Ended October 31, 2023	For the Year Ended October 31, 2022	For the Year Ended October 31, 2023	For the Year Ended October 31, 2022

$(28,045)	$(13,244)	$5,777,399	$6,935,802

(375,226)	(757,927)	(11,315,354)	(4,635,682)

(382,786)	(525,938)	30,691,977	(103,647,010)

(786,057)	(1,297,109)	25,154,022	(101,346,890)

–	(237,866)	(2,799,388)	(21,399,286)
–	(54,449)	(47,998)	(782,187)
–	(39,168)	(180,998)	(2,865,403)
(86)	(2,688)	(147,620)	(693,860)
(21)	(1,304)	(2,985,080)	(19,096,185)
–	–	(182)	(1,376)
–	–	(2,657)	(19,394)
–	(982)	(82,045)	(673,002)
–	(981)	(29,323)	(180,612)
(15)	(982)	(474)	(7,581)
(6,009)	(190,161)	(62,147)	(468,664)
(6,131)	(528,581)	(6,337,912)	(46,187,550)

2,837,576	1,681,977	49,374,123	20,362,935
28	321,307	6,225,632	45,341,230
(1,517,369)	(1,577,022)	(58,456,770)	(53,132,557)

1,320,235	426,262	(2,857,015)	12,571,608
528,047	(1,399,428)	15,959,095	(134,962,832)

$6,435,712	$7,835,140	$279,470,306	$414,433,138
$6,963,759	$6,435,712	$295,429,401	$279,470,306

See Notes to Financial Statements.	125

Statements of Changes in Net Assets (continued)

	International Opportunities Fund
INCREASE (DECREASE) IN NET ASSETS	For the Year Ended October 31, 2023	For the Year Ended October 31, 2022
Operations:
Net investment income (loss)	$4,997,413	$4,707,921
Net realized gain (loss) on investments, swap contracts and foreign currency related transactions	(18,318,316)	(16,739,450)
Net change in unrealized appreciation/depreciation on investments, deferred foreign capital gains taxes and translation of assets and liabilities denominated in foreign currencies	45,424,537	(118,476,243)
Net increase (decrease) in net assets resulting from operations	32,103,634	(130,507,772)
Distributions to shareholders:
Class A	(1,515,429)	(2,906,967)
Class C	(63,496)	(232,215)
Class F	(250,874)	(1,303,487)
Class F3	(530,783)	(751,094)
Class I	(2,938,287)	(4,671,896)
Class P	(1,575)	(2,745)
Class R2	(28,634)	(49,120)
Class R3	(62,415)	(110,011)
Class R4	(36,129)	(62,902)
Class R5	(38,883)	(79,058)
Class R6	(327,410)	(586,175)
Total distributions to shareholders	(5,793,915)	(10,755,670)
Capital share transactions (See Note 15):
Net proceeds from sales of shares	61,136,230	64,502,823
Reinvestment of distributions	5,609,335	10,359,870
Cost of shares reacquired	(112,764,691)	(86,947,035)
Net decrease in net assets resulting from capital share transactions	(46,019,126)	(12,084,342)
Net increase (decrease) in net assets	(19,709,407)	(153,347,784)
NET ASSETS:
Beginning of year	$310,600,589	$463,948,373
End of year	$290,891,182	$310,600,589

126	See Notes to Financial Statements.

International Value Fund		Micro Cap Growth Fund
For the Year Ended October 31, 2023	For the Year Ended October 31, 2022	For the Year Ended October 31, 2023	For the Year Ended October 31, 2022

$10,992,628	$21,298,119	$(2,131,062)	$(1,997,602)

(1,646,150)	(23,889,559)	(21,812,099)	(60,372,383)

40,061,464	(110,319,693)	(19,131,055)	(46,542,882)

49,407,942	(112,911,133)	(43,074,216)	(108,912,867)

(5,722,791)	(9,846,255)	–	–
(74,751)	(290,372)	–	–
(183,754)	(853,274)	–	–
(879,787)	(1,177,508)	–	–
(4,136,627)	(12,554,506)	–	–
–	–	–	–
(1,703)	(1,692)	–	–
(176,067)	(288,403)	–	–
(4,200)	(6,611)	–	–
(336)	(602)	–	–
(49,764)	(74,661)	–	–
(11,229,780)	(25,093,884)	–	–

41,973,452	53,131,933	43,964,939	74,876,590
11,031,675	24,633,484	–	–
(74,580,700)	(246,207,849)	(71,561,579)	(129,678,311)

(21,575,573)	(168,442,432)	(27,596,640)	(54,801,721)
16,602,589	(306,447,449)	(70,670,856)	(163,714,588)

$344,275,771	$650,723,220	$233,600,528	$397,315,116
$360,878,360	$344,275,771	$162,929,672	$233,600,528

See Notes to Financial Statements.	127

Statements of Changes in Net Assets (concluded)

	Value Opportunities Fund
INCREASE (DECREASE) IN NET ASSETS	For the Year Ended October 31, 2023	For the Year Ended October 31, 2022
Operations:
Net investment income	$4,944,926	$9,410,086
Net realized gain (loss) on investments	16,727,882	120,080,030
Net change in unrealized appreciation/depreciation on investments	(11,065,712)	(470,006,406)
Net increase (decrease) in net assets resulting from operations	10,607,096	(340,516,290)
Distributions to shareholders:
Class A	(53,463,933)	(102,999,131)
Class C	(4,344,107)	(10,928,764)
Class F	(6,295,659)	(22,556,721)
Class F3	(15,989,854)	(29,456,770)
Class I	(20,289,726)	(48,314,870)
Class P	(1,091,735)	(2,111,678)
Class R2	(390,476)	(749,624)
Class R3	(2,715,045)	(5,298,619)
Class R4	(2,475,922)	(5,145,203)
Class R5	(80,636)	(239,327)
Class R6	(2,676,277)	(5,158,092)
Total distributions to shareholders	(109,813,370)	(232,958,799)
Capital share transactions (See Note 15):
Net proceeds from sales of shares	137,967,950	213,811,313
Reinvestment of distributions	107,376,618	227,980,077
Cost of shares reacquired	(359,091,197)	(500,789,144)
Net decrease in net assets resulting from capital share transactions	(113,746,629)	(58,997,754)
Net decrease in net assets	(212,952,903)	(632,472,843)
NET ASSETS:
Beginning of year	$1,306,776,623	$1,939,249,466
End of year	$1,093,823,720	$1,306,776,623

128	See Notes to Financial Statements.

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Financial Highlights

ALPHA STRATEGY FUND

		Per Share Operating Performance:
		Investment Operations:			Distributions to shareholders from:
	Net asset value, beginning of period	Net invest- ment income (loss)(b)	Net realized and unrealized gain (loss)	Total from invest- ment opera- tions	Net investment income	Net realized gain	Total distri- butions
Class A
10/31/2023	$21.82	$0.06	$(0.89)	$(0.83)	$(0.07)	$(1.34)	$(1.41)
10/31/2022	30.39	0.06	(7.10)	(7.04)	(0.41)	(1.12)	(1.53)
10/31/2021	22.60	(0.02)	9.90	9.88	(0.36)	(1.73)	(2.09)
10/31/2020	24.04	0.03	1.82	1.85	–	(3.29)	(3.29)
10/31/2019	26.62	(0.03)	0.87	0.84	(0.26)	(3.16)	(3.42)
Class C
10/31/2023	16.60	(0.04)	(0.69)	(0.73)	–	(1.34)	(1.34)
10/31/2022	23.47	(0.08)	(5.45)	(5.53)	(0.22)	(1.12)	(1.34)
10/31/2021	17.82	(0.17)	7.74	7.57	(0.19)	(1.73)	(1.92)
10/31/2020	19.73	(0.09)	1.47	1.38	–	(3.29)	(3.29)
10/31/2019	22.43	(0.17)	0.66	0.49	(0.03)	(3.16)	(3.19)
Class F
10/31/2023	22.09	0.16	(0.97)	(0.81)	(0.07)	(1.34)	(1.41)
10/31/2022	30.73	0.20	(7.27)	(7.07)	(0.45)	(1.12)	(1.57)
10/31/2021	22.82	0.03	10.01	10.04	(0.40)	(1.73)	(2.13)
10/31/2020	24.22	0.08	1.81	1.89	–	(3.29)	(3.29)
10/31/2019	26.80	0.01	0.87	0.88	(0.30)	(3.16)	(3.46)
Class F3
10/31/2023	22.83	0.13	(0.92)	(0.79)	(0.14)	(1.34)	(1.48)
10/31/2022	31.70	0.14	(7.40)	(7.26)	(0.49)	(1.12)	(1.61)
10/31/2021	23.47	0.07	10.32	10.39	(0.43)	(1.73)	(2.16)
10/31/2020	24.78	0.10	1.88	1.98	–	(3.29)	(3.29)
10/31/2019	27.32	0.05	0.91	0.96	(0.34)	(3.16)	(3.50)
Class I
10/31/2023	22.71	0.11	(0.92)	(0.81)	(0.13)	(1.34)	(1.47)
10/31/2022	31.56	0.04	(7.28)	(7.24)	(0.49)	(1.12)	(1.61)
10/31/2021	23.39	0.05	10.27	10.32	(0.42)	(1.73)	(2.15)
10/31/2020	24.72	0.11	1.85	1.96	–	(3.29)	(3.29)
10/31/2019	27.29	0.03	0.89	0.92	(0.33)	(3.16)	(3.49)
Class R2
10/31/2023	20.66	(0.02)	(0.83)	(0.85)	– (d)	(1.34)	(1.34)
10/31/2022	28.80	(0.02)	(6.73)	(6.75)	(0.27)	(1.12)	(1.39)
10/31/2021	21.52	(0.09)	9.40	9.31	(0.30)	(1.73)	(2.03)
10/31/2020	23.11	(0.04)	1.74	1.70	–	(3.29)	(3.29)
10/31/2019	25.65	(0.10)	0.83	0.73	(0.11)	(3.16)	(3.27)

130	See Notes to Financial Statements.

		Ratios to Average Net Assets:(a)			Supplemental Data:

Net asset value, end of period	Total return(c) (%)	Total expenses after waivers and/or reim- bursements (%)	Total expenses (%)	Net invest- ment income (loss) (%)	Net assets, end of period (000)	Portfolio turnover rate (%)

$19.58	(3.99)	0.43	0.54	0.29	$342,756	4
21.82	(24.25)	0.44	0.54	0.25	420,589	8
30.39	45.31	0.41	0.52	(0.06)	542,197	7
22.60	7.72	0.43	0.53	0.16	400,088	16
24.04	5.65	0.44	0.54	(0.13)	482,675	17

14.53	(4.70)	1.18	1.29	(0.25)	13,823	4
16.60	(24.81)	1.19	1.29	(0.40)	30,206	8
23.47	44.16	1.16	1.26	(0.77)	56,365	7
17.82	6.98	1.18	1.28	(0.52)	54,247	16
19.73	4.86	1.19	1.29	(0.85)	97,096	17

19.87	(3.85)	0.28	0.39	0.75	9,142	4
22.09	(24.10)	0.28	0.39	0.76	27,275	8
30.73	45.53	0.26	0.37	0.09	144,742	7
22.82	7.89	0.28	0.38	0.37	120,797	16
24.22	5.81	0.29	0.39	0.04	176,784	17

20.56	(3.65)	0.09	0.20	0.57	46,724	4
22.83	(23.98)	0.09	0.19	0.57	50,046	8
31.70	45.81	0.08	0.18	0.25	56,369	7
23.47	8.10	0.09	0.19	0.44	33,179	16
24.78	6.03	0.10	0.20	0.20	32,219	17

20.43	(3.74)	0.18	0.29	0.47	95,792	4
22.71	(24.04)	0.19	0.29	0.18	101,366	8
31.56	45.64	0.16	0.27	0.18	43,112	7
23.39	8.02	0.18	0.28	0.51	28,481	16
24.72	5.88	0.19	0.29	0.11	92,448	17

18.47	(4.32)	0.78	0.89	(0.09)	812	4
20.66	(24.50)	0.79	0.89	(0.09)	928	8
28.80	44.78	0.76	0.86	(0.34)	1,433	7
21.52	7.39	0.78	0.88	(0.19)	1,430	16
23.11	5.26	0.79	0.89	(0.45)	1,476	17

See Notes to Financial Statements.	131

Financial Highlights (continued)

ALPHA STRATEGY FUND

		Per Share Operating Performance:
		Investment Operations:			Distributions to shareholders from:
	Net asset value, beginning of period	Net invest- ment income (loss)(b)	Net realized and unrealized gain (loss)	Total from invest- ment opera- tions	Net investment income	Net realized gain	Total distri- butions
Class R3
10/31/2023	$20.85	$– (d)	$(0.84)	$(0.84)	$(0.01)	$(1.34)	$(1.35)
10/31/2022	29.09	0.01	(6.80)	(6.79)	(0.33)	(1.12)	(1.45)
10/31/2021	21.70	(0.08)	9.50	9.42	(0.30)	(1.73)	(2.03)
10/31/2020	23.26	(0.01)	1.74	1.73	–	(3.29)	(3.29)
10/31/2019	25.86	(0.09)	0.84	0.75	(0.19)	(3.16)	(3.35)
Class R4
10/31/2023	21.76	0.06	(0.88)	(0.82)	(0.08)	(1.34)	(1.42)
10/31/2022	30.30	0.05	(7.06)	(7.01)	(0.41)	(1.12)	(1.53)
10/31/2021	22.54	(0.01)	9.86	9.85	(0.36)	(1.73)	(2.09)
10/31/2020	23.98	0.02	1.83	1.85	–	(3.29)	(3.29)
10/31/2019	26.58	(0.04)	0.87	0.83	(0.27)	(3.16)	(3.43)
Class R5
10/31/2023	22.72	0.09	(0.90)	(0.81)	(0.13)	(1.34)	(1.47)
10/31/2022	31.57	0.13	(7.37)	(7.24)	(0.49)	(1.12)	(1.61)
10/31/2021	23.40	0.10	10.22	10.32	(0.42)	(1.73)	(2.15)
10/31/2020	24.73	0.03	1.93	1.96	–	(3.29)	(3.29)
10/31/2019	27.30	0.03	0.89	0.92	(0.33)	(3.16)	(3.49)
Class R6
10/31/2023	22.84	0.14	(0.94)	(0.80)	(0.14)	(1.34)	(1.48)
10/31/2022	31.71	0.16	(7.42)	(7.26)	(0.49)	(1.12)	(1.61)
10/31/2021	23.48	0.08	10.31	10.39	(0.43)	(1.73)	(2.16)
10/31/2020	24.78	0.10	1.89	1.99	–	(3.29)	(3.29)
10/31/2019	27.33	0.05	0.90	0.95	(0.34)	(3.16)	(3.50)

(a)	Does not include expenses of the Underlying Funds in which the Fund invests.
(b)	Calculated using average shares outstanding during the period.
(c)	Total return for Classes A and C does not consider the effects of sales loads and assumes the reinvestment of all distributions. Total return for all other classes assumes the reinvestment of all distributions.
(d)	Amount is less than $0.01.

132	See Notes to Financial Statements.

		Ratios to Average Net Assets:(a)			Supplemental Data:

Net asset value, end of period	Total return(c) (%)	Total expenses after waivers and/or reim- bursements (%)	Total expenses (%)	Net invest- ment income (loss) (%)	Net assets, end of period (000)	Portfolio turnover rate (%)

$18.66	(4.24)	0.68	0.79	(0.02)	$15,526	4
20.85	(24.41)	0.69	0.79	0.04	17,366	8
29.09	44.95	0.66	0.76	(0.30)	25,883	7
21.70	7.47	0.68	0.78	(0.07)	20,860	16
23.26	5.38	0.69	0.79	(0.38)	26,729	17

19.52	(3.98)	0.43	0.54	0.28	3,150	4
21.76	(24.23)	0.44	0.54	0.21	3,859	8
30.30	45.25	0.41	0.52	(0.04)	4,621	7
22.54	7.79	0.43	0.53	0.09	3,715	16
23.98	5.61	0.44	0.54	(0.16)	3,461	17

20.44	(3.74)	0.18	0.29	0.38	551	4
22.72	(24.04)	0.19	0.29	0.53	376	8
31.57	45.65	0.16	0.27	0.33	518	7
23.40	8.02	0.18	0.28	0.14	623	16
24.73	5.90	0.19	0.29	0.13	296	17

20.56	(3.69)	0.09	0.20	0.61	3,380	4
22.84	(23.97)	0.09	0.19	0.62	3,762	8
31.71	45.79	0.08	0.18	0.28	5,386	7
23.48	8.14	0.09	0.19	0.46	4,143	16
24.78	5.98	0.10	0.20	0.19	4,266	17

See Notes to Financial Statements.	133

Financial Highlights (continued)

FOCUSED GROWTH FUND

		Per Share Operating Performance:
		Investment Operations:			Distributions to shareholders from:
	Net asset value, beginning of period	Net investment income (loss)(a)	Net realized and unrealized gain (loss)	Total from investment operations	Net realized gain	Net asset value, end of period
Class A
10/31/2023	$19.74	$(0.15)	$0.89	$0.74	$–	$20.48
10/31/2022	36.16	(0.17)	(11.38)	(11.55)	(4.87)	19.74
10/31/2021	26.90	(0.27)	11.39	11.12	(1.86)	36.16
10/31/2020	15.88	(0.17)	11.19	11.02	–	26.90
1/30/2019 to 10/31/2019(c)(d)	15.00	(0.10)	0.98	0.88	–	15.88
Class C
10/31/2023	19.12	(0.29)	0.85	0.56	–	19.68
10/31/2022	35.41	(0.33)	(11.09)	(11.42)	(4.87)	19.12
10/31/2021	26.56	(0.50)	11.21	10.71	(1.86)	35.41
10/31/2020	15.80	(0.37)	11.13	10.76	–	26.56
1/30/2019 to 10/31/2019(c)(d)	15.00	(0.19)	0.99	0.80	–	15.80
Class F
10/31/2023	19.96	(0.09)	0.89	0.80	–	20.76
10/31/2022	36.44	(0.12)	(11.49)	(11.61)	(4.87)	19.96
10/31/2021	27.03	(0.20)	11.47	11.27	(1.86)	36.44
10/31/2020	15.91	(0.13)	11.25	11.12	–	27.03
1/30/2019 to 10/31/2019(c)(d)	15.00	(0.07)	0.98	0.91	–	15.91
Class F3
10/31/2023	20.02	(0.07)	0.90	0.83	–	20.85
10/31/2022	36.51	(0.10)	(11.52)	(11.62)	(4.87)	20.02
10/31/2021	27.06	(0.18)	11.49	11.31	(1.86)	36.51
10/31/2020	15.92	(0.09)	11.23	11.14	–	27.06
1/30/2019 to 10/31/2019(c)(d)	15.00	(0.06)	0.98	0.92	–	15.92
Class I
10/31/2023	19.96	(0.09)	0.90	0.81	–	20.77
10/31/2022	36.44	(0.11)	(11.50)	(11.61)	(4.87)	19.96
10/31/2021	27.03	(0.20)	11.47	11.27	(1.86)	36.44
10/31/2020	15.92	(0.11)	11.22	11.11	–	27.03
1/30/2019 to 10/31/2019(c)(d)	15.00	(0.07)	0.99	0.92	–	15.92
Class R3
10/31/2023	19.53	(0.21)	0.90	0.69	–	20.22
10/31/2022	35.92	(0.23)	(11.29)	(11.52)	(4.87)	19.53
10/31/2021	26.79	(0.35)	11.34	10.99	(1.86)	35.92
10/31/2020	15.86	(0.21)	11.14	10.93	–	26.79
1/30/2019 to 10/31/2019(c)(d)	15.00	(0.13)	0.99	0.86	–	15.86

134	See Notes to Financial Statements.

		Ratios to Average Net Assets:						Supplemental Data:
Total return(b) (%)		Total expenses after waivers and/or reim- bursements (%)		Total expenses (%)		Net investment income (loss) (%)		Net assets, end of period (000)	Portfolio turnover rate (%)

3.75		1.05		1.70		(0.71)		$15,986	169
(36.92)		1.05		1.54		(0.71)		14,420	169
43.48		1.05		1.49		(0.87)		18,332	166
69.40		1.05		2.25		(0.79)		12,485	126
5.87	(e)	1.05	(f)	3.09	(f)	(0.83	)(f)	4,889	130	(e)

2.93		1.80		2.45		(1.46)		2,214	169
(37.40)		1.80		2.30		(1.46)		2,289	169
42.43		1.80		2.24		(1.62)		2,701	166
68.10		1.78		2.87		(1.61)		1,849	126
5.33	(e)	1.80	(f)	4.10	(f)	(1.55	)(f)	156	130	(e)

4.01		0.80		1.55		(0.43)		3,536	169
(36.79)		0.80		1.37		(0.47)		7,021	169
43.85		0.80		1.34		(0.63)		18,621	166
69.89		0.80		2.03		(0.58)		5,821	126
6.07	(e)	0.80	(f)	3.14	(f)	(0.56	)(f)	1,005	130	(e)

4.15		0.68		1.29		(0.34)		499	169
(36.74)		0.73		1.15		(0.40)		667	169
43.95		0.75		1.16		(0.57)		1,217	166
69.97		0.72		2.01		(0.44)		902	126
6.13	(e)	0.73	(f)	3.07	(f)	(0.48	)(f)	531	130	(e)

4.06		0.80		1.44		(0.47)		4,122	169
(36.79)		0.80		1.30		(0.47)		4,595	169
43.90		0.80		1.24		(0.62)		4,587	166
69.72		0.80		2.04		(0.52)		2,712	126
6.13	(e)	0.80	(f)	2.91	(f)	(0.60	)(f)	1,492	130	(e)

3.53		1.28		1.95		(1.01)		155	169
(37.11)		1.30		1.81		(0.97)		14	169
43.15		1.30		1.73		(1.11)		24	166
68.92		1.30		2.52		(1.01)		18	126
5.73	(e)	1.30	(f)	3.64	(f)	(1.06	)(f)	11	130	(e)

See Notes to Financial Statements.	135

Financial Highlights (continued)

FOCUSED GROWTH FUND

		Per Share Operating Performance:
		Investment Operations:			Distributions to shareholders from:
	Net asset value, beginning of period	Net investment income (loss)(a)	Net realized and unrealized gain (loss)	Total from investment operations	Net realized gain	Net asset value, end of period
Class R4
10/31/2023	$19.75	$(0.14)	$0.88	$0.74	$–	$20.49
10/31/2022	36.18	(0.17)	(11.39)	(11.56)	(4.87)	19.75
10/31/2021	26.91	(0.27)	11.40	11.13	(1.86)	36.18
10/31/2020	15.89	(0.16)	11.18	11.02	–	26.91
1/30/2019 to 10/31/2019(c)(d)	15.00	(0.10)	0.99	0.89	–	15.89
Class R5
10/31/2023	19.96	(0.09)	0.89	0.80	–	20.76
10/31/2022	36.44	(0.12)	(11.49)	(11.61)	(4.87)	19.96
10/31/2021	27.02	(0.20)	11.48	11.28	(1.86)	36.44
10/31/2020	15.91	(0.10)	11.21	11.11	–	27.02
1/30/2019 to 10/31/2019(c)(d)	15.00	(0.07)	0.98	0.91	–	15.91
Class R6
10/31/2023	20.02	(0.07)	0.90	0.83	–	20.85
10/31/2022	36.51	(0.09)	(11.53)	(11.62)	(4.87)	20.02
10/31/2021	27.06	(0.18)	11.49	11.31	(1.86)	36.51
10/31/2020	15.92	(0.10)	11.24	11.14	–	27.06
1/30/2019 to 10/31/2019(c)(d)	15.00	(0.06)	0.98	0.92	–	15.92

(a)	Calculated using average shares outstanding during the period.
(b)	Total return for Classes A and C does not consider the effects of sales loads and assumes the reinvestment of all distributions. Total return for all other classes assumes the reinvestment of all distributions.
(c)	Commencement of operations was 1/30/2019, SEC effective date was 1/31/2019 and date shares first became available to the public was 2/1/2019.
(d)	Net investment income, net realized and unrealized gain amounted to less than $.01 for the period 1/30/2019 through 1/31/2019.
(e)	Not annualized.
(f)	Annualized.

136	See Notes to Financial Statements.

		Ratios to Average Net Assets:						Supplemental Data:

Total return(b) (%)		Total expenses after waivers and/or reim- bursements (%)		Total expenses (%)		Net investment income (loss) (%)		Net assets, end of period (000)	Portfolio turnover rate (%)

3.75		1.05		1.70		(0.70)		$14	169
(36.93)		1.05		1.54		(0.71)		13	169
43.50		1.05		1.48		(0.86)		24	166
69.35		1.05		2.27		(0.75)		18	126
5.93	(e)	1.05	(f)	3.37	(f)	(0.80	)(f)	11	130	(e)

4.01		0.80		1.44		(0.45)		14	169
(36.79)		0.80		1.31		(0.48)		13	169
43.90		0.80		1.25		(0.63)		24	166
69.83		0.80		2.02		(0.49)		18	126
6.07	(e)	0.80	(f)	3.12	(f)	(0.55	)(f)	11	130	(e)

4.15		0.68		1.30		(0.34)		4,481	169
(36.74)		0.73		1.16		(0.39)		4,740	169
43.95		0.75		1.16		(0.57)		6,788	166
69.97		0.72		1.99		(0.45)		4,400	126
6.13	(e)	0.73	(f)	2.83	(f)	(0.50	)(f)	1,821	130	(e)

See Notes to Financial Statements.	137

Financial Highlights (continued)

FOCUSED LARGE CAP VALUE FUND

		Per Share Operating Performance:
		Investment Operations:				Distributions to shareholders from:

	Net asset value, beginning of period	Net investment income (loss)(a)	Net realized and unrealized gain (loss)		Total from invest- ment opera- tions	Net investment income	Net realized gain	Return of capital
Class A
10/31/2023	$13.58	$0.08	$0.17	(e)	$0.25	$(1.42)	$–	$(2.83)
10/31/2022	19.04	0.16	(1.34)		(1.18)	(0.35)	(3.93)	–
10/31/2021	12.95	0.38	6.68		7.06	(0.16)	(0.81)	–
10/31/2020	14.75	0.27	(1.99)		(1.72)	(0.08)	–	–
7/26/2019 to 10/31/2019(c)(d)	15.00	0.06	(0.31	)(e)	(0.25)	–	–	–
Class C
10/31/2023	13.49	0.02	0.15	(e)	0.17	(1.31)	–	(2.83)
10/31/2022	18.97	0.06	(1.35)		(1.29)	(0.26)	(3.93)	–
10/31/2021	12.87	0.25	6.66		6.91	–	(0.81)	–
10/31/2020	14.72	0.17	(1.98)		(1.81)	(0.04)	–	–
7/26/2019 to 10/31/2019(c)(d)	15.00	0.03	(0.31	)(e)	(0.28)	–	–	–
Class F
10/31/2023	13.77	0.14	0.14	(e)	0.28	(1.44)	–	(2.83)
10/31/2022	19.22	0.20	(1.36)		(1.16)	(0.36)	(3.93)	–
10/31/2021	12.98	0.49	6.64		7.13	(0.08)	(0.81)	–
10/31/2020	14.76	0.31	(2.00)		(1.69)	(0.09)	–	–
7/26/2019 to 10/31/2019(c)(d)	15.00	0.07	(0.31	)(e)	(0.24)	–	–	–
Class F3
10/31/2023	13.64	0.11	0.16	(e)	0.27	(1.45)	–	(2.83)
10/31/2022	19.10	0.20	(1.35)		(1.15)	(0.38)	(3.93)	–
10/31/2021	12.98	0.37	6.75		7.12	(0.19)	(0.81)	–
10/31/2020	14.76	0.32	(2.00)		(1.68)	(0.10)	–	–
7/26/2019 to 10/31/2019(c)(d)	15.00	0.07	(0.31	)(e)	(0.24)	–	–	–
Class I
10/31/2023	13.63	0.09	0.18	(e)	0.27	(1.09)	–	(2.83)
10/31/2022	19.10	0.22	(1.38)		(1.16)	(0.38)	(3.93)	–
10/31/2021	12.99	0.35	6.76		7.11	(0.19)	(0.81)	–
10/31/2020	14.76	0.30	(1.97)		(1.67)	(0.10)	–	–
7/26/2019 to 10/31/2019(c)(d)	15.00	0.04	(0.28	)(e)	(0.24)	–	–	–
Class R3
10/31/2023	13.56	0.05	0.18	(e)	0.23	(1.40)	–	(2.83)
10/31/2022	18.99	0.12	(1.33)		(1.21)	(0.29)	(3.93)	–
10/31/2021	12.92	0.29	6.71		7.00	(0.12)	(0.81)	–
10/31/2020	14.74	0.23	(1.99)		(1.76)	(0.06)	–	–
7/26/2019 to 10/31/2019(c)(d)	15.00	0.05	(0.31	)(e)	(0.26)	–	–	–

138	See Notes to Financial Statements.

				Ratios to Average Net Assets:						Supplemental Data:

Total distri- butions	Net asset value, end of period	Total return (%)(b)		Total expenses after waivers and/or reim- bursements (%)		Total expenses (%)		Net invest- ment income (loss) (%)		Net assets, end of period (000)	Portfolio turnover rate (%)

$(4.25)	$9.58	0.59		0.96		1.92		0.84		$9,821	61
(4.28)	13.58	(8.69)		0.96		1.04		1.12		11,466	100
(0.97)	19.04	56.50		0.93		0.93		2.08		7,714	99
(0.08)	12.95	(11.74)		0.96		1.09		2.08		541	128
–	14.75	(1.67	)(f)	0.96	(g)	4.40	(g)	1.57	(g)	508	16	(f)

(4.14)	9.52	(0.21)		1.71		2.71		0.20		2,618	61
(4.19)	13.49	(9.37)		1.71		1.77		0.40		4,637	100
(0.81)	18.97	55.29		1.67		1.67		1.36		3,601	99
(0.04)	12.87	(12.35)		1.71		1.83		1.32		77	128
–	14.72	(1.87	)(f)	1.71	(g)	5.27	(g)	0.75	(g)	108	16	(f)

(4.27)	9.78	0.81		0.71		1.95		1.34		194	61
(4.29)	13.77	(8.48)		0.71		0.86		1.35		1,405	100
(0.89)	19.22	56.78		0.68		0.78		2.60		2,394	99
(0.09)	12.98	(11.54)		0.71		0.98		2.33		40	128
–	14.76	(1.60	)(f)	0.71	(g)	4.37	(g)	1.75	(g)	492	16	(f)

(4.28)	9.63	0.82		0.71		1.61		1.13		9	61
(4.31)	13.64	(8.48)		0.70		0.76		1.37		13	100
(1.00)	19.10	56.91		0.67		0.67		2.13		18	99
(0.10)	12.98	(11.50)		0.63		0.84		2.40		12	128
–	14.76	(1.60	)(f)	0.63	(g)	4.21	(g)	1.83	(g)	492	16	(f)

(3.92)	9.98	0.89		0.71		1.56		0.92		4,982	61
(4.31)	13.63	(8.55)		0.69		0.69		1.49		243	100
(1.00)	19.10	56.79		0.68		0.68		1.99		656,899	99
(0.10)	12.99	(11.43)		0.71		0.75		2.34		428,070	128
–	14.76	(1.60	)(f)	0.71	(g)	1.07	(g)	1.10	(g)	38,221	16	(f)

(4.23)	9.56	0.40		1.21		2.11		0.52		143	61
(4.22)	13.56	(8.88)		1.21		1.32		0.86		84	100
(0.93)	18.99	56.09		1.15		1.15		1.65		13	99
(0.06)	12.92	(11.98)		1.21		1.34		1.75		9	128
–	14.74	(1.73	)(f)	1.21	(g)	4.78	(g)	1.24	(g)	10	16	(f)

See Notes to Financial Statements.	139

Financial Highlights (continued)

FOCUSED LARGE CAP VALUE FUND

		Per Share Operating Performance:
		Investment Operations:				Distributions to shareholders from:
	Net asset value, beginning of period	Net investment income (loss)(a)	Net realized and unrealized gain (loss)		Total from invest- ment opera- tions	Net investment income	Net realized gain	Return of capital
Class R4
10/31/2023	$13.59	$0.09	$0.17	(e)	$0.26	$(1.42)	$–	$(2.83)
10/31/2022	19.04	0.16	(1.35)		(1.19)	(0.33)	(3.93)	–
10/31/2021	12.95	0.33	6.73		7.06	(0.16)	(0.81)	–
10/31/2020	14.75	0.27	(1.99)		(1.72)	(0.08)	–	–
7/26/2019 to 10/31/2019(c)(d)	15.00	0.06	(0.31	)(e)	(0.25)	–	–	–
Class R5
10/31/2023	13.63	0.12	0.16	(e)	0.28	(1.45)	–	(2.83)
10/31/2022	19.09	0.20	(1.35)		(1.15)	(0.38)	(3.93)	–
10/31/2021	12.98	0.38	6.73		7.11	(0.19)	(0.81)	–
10/31/2020	14.76	0.30	(1.98)		(1.68)	(0.10)	–	–
7/26/2019 to 10/31/2019(c)(d)	15.00	0.07	(0.31	)(e)	(0.24)	–	–	–
Class R6
10/31/2023	13.65	0.11	0.16	(e)	0.27	(1.45)	–	(2.83)
10/31/2022	19.11	0.20	(1.35)		(1.15)	(0.38)	(3.93)	–
10/31/2021	12.99	0.39	6.73		7.12	(0.19)	(0.81)	–
10/31/2020	14.76	0.32	(1.99)		(1.67)	(0.10)	–	–
7/26/2019 to 10/31/2019(c)(d)	15.00	0.07	(0.31	)(e)	(0.24)	–	–	–

(a)	Calculated using average shares outstanding during the period.
(b)	Total return for Classes A and C does not consider the effects of sales loads and assumes the reinvestment of all distributions. Total return for all other classes assumes the reinvestment of all distributions.
(c)	Net investment income, net realized and unrealized gain amounted to less than $.01 for the period 7/26/2019 through 7/31/2019.
(d)	Commencement of operations was 7/26/2019, SEC effective date was 7/31/2019 and date shares first became available to the public was 8/1/2019.
(e)	Realized and unrealized gain (loss) per share does not correlate to the aggregate of the net realized and unrealized gain(loss) in the Statement of Operations, primarily due to the timing of the sales and repurchases of the Fund’s shares in relation to fluctuating market values of the Fund’s portfolio.
(f)	Not annualized.
(g)	Annualized.

140	See Notes to Financial Statements.

				Ratios to Average Net Assets:						Supplemental Data:

Total distri- butions	Net asset value, end of period	Total return (%)(b)		Total expenses after waivers and/or reim- bursements (%)		Total expenses (%)		Net invest- ment income (loss) (%)		Net assets, end of period (000)	Portfolio turnover rate (%)

$(4.25)	$9.60	0.67		0.96		1.90		0.91		$6	61
(4.26)	13.59	(8.73)		0.96		1.00		1.10		9	100
(0.97)	19.04	56.46		0.90		0.90		1.89		13	99
(0.08)	12.95	(11.74)		0.96		1.08		2.00		9	128
–	14.75	(1.67	)(f)	0.96	(g)	4.51	(g)	1.47	(g)	10	16	(f)

(4.28)	9.63	0.91		0.71		1.66		1.15		6	61
(4.31)	13.63	(8.49)		0.71		0.75		1.37		9	100
(1.00)	19.09	56.83		0.65		0.65		2.14		13	99
(0.10)	12.98	(11.51)		0.71		0.84		2.2		49	128
–	14.76	(1.60	)(f)	0.71	(g)	4.27	(g)	1.75	(g)	10	16	(f)

(4.28)	9.64	0.82		0.71		1.62		1.07		1,223	61
(4.31)	13.65	(8.48)		0.70		0.77		1.36		1,347	100
(1.00)	19.11	56.86		0.68		0.68		2.17		1,539	99
(0.10)	12.99	(11.43)		0.63		0.81		2.38		366	128
–	14.76	(1.60	)(f)	0.63	(g)	4.21	(g)	1.83	(g)	517	16	(f)

See Notes to Financial Statements.	141

Financial Highlights (continued)

FOCUSED SMALL CAP VALUE FUND

		Per Share Operating Performance:
		Investment Operations:			Distributions to shareholders from:
	Net asset value, beginning of period	Net invest- ment income (loss)(a)	Net realized and unrealized gain (loss)	Total from invest- ment opera- tions	Net investment income	Net realized gain	Total distri- butions
Class A
10/31/2023	$23.97	$0.07	$(1.17)	$(1.10)	$(0.10)	$(0.84)	$(0.94)
10/31/2022	30.62	0.05	(3.54)	(3.49)	–	(3.16)	(3.16)
10/31/2021	18.77	0.01	12.00	12.01	(0.16)	–	(0.16)
10/31/2020	25.14	0.14	(2.40)	(2.26)	–	(4.11)	(4.11)
10/31/2019	29.02	(0.04)	0.39	0.35	–	(4.23)	(4.23)
Class C
10/31/2023	25.36	(0.11)	(1.24)	(1.35)	–	(0.84)	(0.84)
10/31/2022	32.44	(0.15)	(3.77)	(3.92)	–	(3.16)	(3.16)
10/31/2021	19.99	(0.30)	12.87	12.57	(0.12)	–	(0.12)
10/31/2020	26.71	(0.08)	(2.53)	(2.61)	–	(4.11)	(4.11)
6/28/2019 to 10/31/2019(c)	27.39	(0.03)	(0.65)	(0.68)	–	–	–
Class F
10/31/2023	26.17	0.18	(1.33)	(1.15)	(0.12)	(0.84)	(0.96)
10/31/2022	33.11	0.12	(3.86)	(3.74)	(0.04)	(3.16)	(3.20)
10/31/2021	20.30	0.01	13.04	13.05	(0.24)	–	(0.24)
10/31/2020	26.80	0.09	(2.48)	(2.39)	–	(4.11)	(4.11)
6/28/2019 to 10/31/2019(c)	27.39	0.06	(0.65)	(0.59)	–	–	–
Class F3
10/31/2023	26.20	0.15	(1.28)	(1.13)	(0.17)	(0.84)	(1.01)
10/31/2022	33.15	0.14	(3.86)	(3.72)	(0.07)	(3.16)	(3.23)
10/31/2021	20.32	0.11	12.97	13.08	(0.25)	–	(0.25)
10/31/2020	26.80	0.19	(2.56)	(2.37)	–	(4.11)	(4.11)
6/28/2019 to 10/31/2019(c)	27.39	0.06	(0.65)	(0.59)	–	–	–
Class I
10/31/2023	26.14	0.14	(1.28)	(1.14)	(0.17)	(0.84)	(1.01)
10/31/2022	33.10	0.12	(3.85)	(3.73)	(0.07)	(3.16)	(3.23)
10/31/2021	20.30	0.11	12.94	13.05	(0.25)	–	(0.25)
10/31/2020	26.80	0.19	(2.58)	(2.39)	–	(4.11)	(4.11)
10/31/2019	30.64	(0.02)	0.41	0.39	–	(4.23)	(4.23)
Class R5
10/31/2023	26.15	0.14	(1.28)	(1.14)	(0.17)	(0.84)	(1.01)
10/31/2022	33.10	0.18	(3.90)	(3.72)	(0.07)	(3.16)	(3.23)
10/31/2021	20.29	0.10	12.96	13.06	(0.25)	–	(0.25)
10/31/2020	26.80	0.17	(2.57)	(2.40)	–	(4.11)	(4.11)
6/28/2019 to 10/31/2019(c)	27.39	0.05	(0.64)	(0.59)	–	–	–

142	See Notes to Financial Statements.

			Ratios to Average Net Assets:						Supplemental Data:

Net asset value, end of period	Total return(b) (%)		Total expenses after waivers and/or reim- bursements (%)		Total expenses (%)		Net investment income (loss) (%)		Net assets, end of period (000)	Portfolio turnover rate (%)

$21.93	(4.90)		1.28		1.33		0.30		$11,487	54
23.97	(12.99)		1.28		1.29		0.20		16,026	63
30.62	64.27		1.22		1.22		0.03		19,525	116
18.77	(11.21)		1.28		1.40		0.72		3,253	77
25.14	1.68		1.53		1.58		(0.16)		5,729	135

23.17	(5.64)		2.03		2.08		(0.45)		2,499	54
25.36	(13.61)		2.03		2.04		(0.56)		3,624	63
32.44	63.10		1.96		1.96		(0.95)		5,028	116
19.99	(12.01)		2.03		2.20		(0.42)		102	77
26.71	(2.48	)(d)	2.03	(e)	2.14	(e)	(0.37	)(e)	10	135

24.06	(4.68)		1.03		1.18		0.69		4,246	54
26.17	(12.77)		1.03		1.13		0.41		21,683	63
33.11	64.73		0.97		1.07		0.04		66,993	116
20.30	(11.00)		1.03		1.30		0.43		784	77
26.80	(2.15	)(d)	1.03	(e)	1.30	(e)	0.65	(e)	10	135

24.06	(4.60)		0.97		1.01		0.57		10	54
26.20	(12.70)		0.95		0.95		0.51		11	63
33.15	64.72		0.92		0.92		0.35		14	116
20.32	(10.88)		0.95		1.14		0.92		9	77
26.80	(2.15	)(d)	0.95	(e)	1.15	(e)	0.71	(e)	10	135

23.99	(4.66)		1.03		1.08		0.52		71,703	54
26.14	(12.76)		1.03		1.03		0.41		82,062	63
33.10	64.71		0.95		0.96		0.35		118,351	116
20.30	(11.00)		1.03		1.18		0.92		69,689	77
26.80	1.77		1.45		1.50		(0.07)		114,088	135

24.00	(4.66)		1.03		1.08		0.55		185	54
26.15	(12.73)		1.03		1.05		0.69		272	63
33.10	64.71		0.94		0.94		0.31		17	116
20.29	(11.00)		1.03		1.16		0.83		9	77
26.80	(2.15	)(d)	1.03	(e)	1.15	(e)	0.62	(e)	10	135

See Notes to Financial Statements.	143

Financial Highlights (continued)

FOCUSED SMALL CAP VALUE FUND

		Per Share Operating Performance:
		Investment Operations:			Distributions to shareholders from:
	Net asset value, beginning of period	Net invest- ment income (loss)(a)	Net realized and unrealized gain (loss)	Total from invest- ment opera- tions	Net investment income	Net realized gain	Total distri- butions
Class R6
10/31/2023	$26.20	$0.15	$(1.28)	$(1.13)	$(0.17)	$(0.84)	$(1.01)
10/31/2022	33.16	0.14	(3.87)	(3.73)	(0.07)	(3.16)	(3.23)
10/31/2021	20.33	0.07	13.01	13.08	(0.25)	–	(0.25)
10/31/2020	26.81	0.18	(2.55)	(2.37)	–	(4.11)	(4.11)
6/28/2019 to 10/31/2019(c)	27.39	0.09	(0.67)	(0.58)	–	–	–

(a)	Calculated using average shares outstanding during the period.
(b)	Total return for Classes A and C does not consider the effects of sales loads and assumes the reinvestment of all distributions. Total return for all other classes assumes the reinvestment of all distributions.
(c)	Commencement of operations was 6/28/2019 and date shares first became available to the public was 7/1/2019.
(d)	Not annualized.
(e)	Annualized.

144	See Notes to Financial Statements.

			Ratios to Average Net Assets:						Supplemental Data:

Net asset value, end of period	Total return(b) (%)		Total expenses after waivers and/or reim- bursements (%)		Total expenses (%)		Net investment income (loss) (%)		Net assets, end of period (000)	Portfolio turnover rate (%)

$24.06	(4.60)		0.97		1.03		0.56		$9,998	54
26.20	(12.73)		0.98		0.98		0.50		10,472	63
33.16	64.69		0.94		0.95		0.22		11,274	116
20.33	(10.87)		0.95		1.16		0.90		1,717	77
26.81	(2.12	)(d)	0.95	(e)	1.24	(e)	1.01	(e)	1,336	135

See Notes to Financial Statements.	145

Financial Highlights (continued)

FUNDAMENTAL EQUITY FUND

		Per Share Operating Performance:
		Investment Operations:			Distributions to shareholders from:
	Net asset value, beginning of period	Net invest- ment income (loss)(a)	Net realized and unrealized gain (loss)	Total from invest- ment opera- tions	Net investment income	Net realized gain	Total distri- butions
Class A
10/31/2023	$12.44	$0.12	$0.01	$0.13	$(0.14)	$(0.51)	$(0.65)
10/31/2022	15.04	0.15	(1.03)	(0.88)	(0.14)	(1.58)	(1.72)
10/31/2021	10.56	0.14	4.55	4.69	(0.21)	–	(0.21)
10/31/2020	12.53	0.19	(0.88)	(0.69)	(0.19)	(1.09)	(1.28)
10/31/2019	12.64	0.19	0.79	0.98	(0.18)	(0.91)	(1.09)
Class C
10/31/2023	10.66	0.03	0.01	0.04	(0.06)	(0.51)	(0.57)
10/31/2022	13.10	0.05	(0.88)	(0.83)	(0.03)	(1.58)	(1.61)
10/31/2021	9.19	0.04	3.96	4.00	(0.09)	–	(0.09)
10/31/2020	11.04	0.10	(0.77)	(0.67)	(0.09)	(1.09)	(1.18)
10/31/2019	11.22	0.09	0.69	0.78	(0.05)	(0.91)	(0.96)
Class F
10/31/2023	12.26	0.14	0.02	0.16	(0.16)	(0.51)	(0.67)
10/31/2022	14.85	0.17	(1.02)	(0.85)	(0.16)	(1.58)	(1.74)
10/31/2021	10.44	0.16	4.48	4.64	(0.23)	–	(0.23)
10/31/2020	12.40	0.21	(0.87)	(0.66)	(0.21)	(1.09)	(1.30)
10/31/2019	12.52	0.21	0.78	0.99	(0.20)	(0.91)	(1.11)
Class F3
10/31/2023	12.65	0.16	0.02	0.18	(0.18)	(0.51)	(0.69)
10/31/2022	15.26	0.20	(1.05)	(0.85)	(0.18)	(1.58)	(1.76)
10/31/2021	10.71	0.19	4.60	4.79	(0.24)	–	(0.24)
10/31/2020	12.69	0.23	(0.90)	(0.67)	(0.22)	(1.09)	(1.31)
10/31/2019	12.78	0.23	0.80	1.03	(0.21)	(0.91)	(1.12)
Class I
10/31/2023	12.55	0.15	0.02	0.17	(0.18)	(0.51)	(0.69)
10/31/2022	15.16	0.19	(1.04)	(0.85)	(0.18)	(1.58)	(1.76)
10/31/2021	10.65	0.18	4.57	4.75	(0.24)	–	(0.24)
10/31/2020	12.63	0.22	(0.89)	(0.67)	(0.22)	(1.09)	(1.31)
10/31/2019	12.73	0.22	0.80	1.02	(0.21)	(0.91)	(1.12)
Class P
10/31/2023	12.12	0.09	0.01	0.10	(0.12)	(0.51)	(0.63)
10/31/2022	14.69	0.12	(1.00)	(0.88)	(0.11)	(1.58)	(1.69)
10/31/2021	10.33	0.11	4.44	4.55	(0.19)	–	(0.19)
10/31/2020	12.28	0.17	(0.86)	(0.69)	(0.17)	(1.09)	(1.26)
10/31/2019	12.40	0.16	0.77	0.93	(0.14)	(0.91)	(1.05)
Class R2
10/31/2023	12.08	0.07	0.02	0.09	(0.10)	(0.51)	(0.61)
10/31/2022	14.64	0.10	(0.99)	(0.89)	(0.09)	(1.58)	(1.67)
10/31/2021	10.30	0.09	4.43	4.52	(0.18)	–	(0.18)
10/31/2020	12.24	0.15	(0.86)	(0.71)	(0.14)	(1.09)	(1.23)
10/31/2019	12.33	0.14	0.78	0.92	(0.10)	(0.91)	(1.01)

146	See Notes to Financial Statements.

		Ratios to Average Net Assets:			Supplemental Data:

Net asset value, end of period	Total return(b) (%)	Total expenses after waivers and/or reim- bursements (%)	Total expenses (%)	Net invest- ment income (loss) (%)	Net assets, end of period (000)	Portfolio turnover rate (%)

$11.92	0.92	0.94	0.94	0.98	$1,068,294	26
12.44	(6.81)	0.96	0.96	1.19	1,186,259	50
15.04	44.87	0.96	0.96	1.06	1,382,625	73
10.56	(6.39)	0.94	0.94	1.79	1,067,309	59
12.53	8.52	0.99	0.99	1.57	1,378,201	88

10.13	0.15	1.69	1.69	0.26	23,316	26
10.66	(7.50)	1.71	1.71	0.43	38,197	50
13.10	43.75	1.71	1.71	0.32	55,600	73
9.19	(7.07)	1.69	1.69	1.05	60,191	59
11.04	7.71	1.74	1.74	0.83	157,803	88

11.75	1.14	0.79	0.79	1.19	24,745	26
12.26	(6.75)	0.81	0.81	1.32	69,775	50
14.85	45.02	0.81	0.81	1.21	146,249	73
10.44	(6.22)	0.79	0.79	1.93	116,340	59
12.40	8.71	0.84	0.84	1.73	183,310	88

12.14	1.26	0.63	0.63	1.28	17,642	26
12.65	(6.58)	0.63	0.63	1.53	18,159	50
15.26	45.36	0.63	0.63	1.39	19,916	73
10.71	(6.11)	0.63	0.63	2.10	15,378	59
12.69	8.92	0.64	0.64	1.92	20,698	88

12.03	1.18	0.69	0.69	1.22	545,537	26
12.55	(6.65)	0.71	0.71	1.48	561,349	50
15.16	45.21	0.71	0.71	1.32	281,392	73
10.65	(6.16)	0.69	0.69	2.06	262,216	59
12.63	8.84	0.74	0.74	1.79	613,182	88

11.59	0.65	1.14	1.14	0.80	3,237	26
12.12	(7.03)	1.16	1.16	0.99	4,074	50
14.69	44.55	1.16	1.16	0.84	4,881	73
10.33	(6.54)	1.14	1.14	1.58	3,614	59
12.28	8.30	1.19	1.19	1.36	5,117	88

11.56	0.59	1.29	1.29	0.62	1,964	26
12.08	(7.17)	1.31	1.31	0.82	2,114	50
14.64	44.28	1.31	1.31	0.72	3,271	73
10.30	(6.68)	1.29	1.29	1.44	3,082	59
12.24	8.17	1.34	1.34	1.20	4,009	88

See Notes to Financial Statements.	147

Financial Highlights (continued)

FUNDAMENTAL EQUITY FUND

		Per Share Operating Performance:
		Investment Operations:			Distributions to shareholders from:
	Net asset value, beginning of period	Net invest- ment income (loss)(a)	Net realized and unrealized gain (loss)	Total from invest- ment opera- tions	Net investment income	Net realized gain	Total distri- butions
Class R3
10/31/2023	$12.13	$0.09	$0.01	$0.10	$(0.11)	$(0.51)	$(0.62)
10/31/2022	14.70	0.12	(1.01)	(0.89)	(0.10)	(1.58)	(1.68)
10/31/2021	10.33	0.11	4.44	4.55	(0.18)	–	(0.18)
10/31/2020	12.28	0.16	(0.86)	(0.70)	(0.16)	(1.09)	(1.25)
10/31/2019	12.40	0.16	0.77	0.93	(0.14)	(0.91)	(1.05)
Class R4
10/31/2023	12.37	0.12	0.01	0.13	(0.15)	(0.51)	(0.66)
10/31/2022	14.96	0.15	(1.02)	(0.87)	(0.14)	(1.58)	(1.72)
10/31/2021	10.50	0.14	4.52	4.66	(0.20)	–	(0.20)
10/31/2020	12.46	0.19	(0.87)	(0.68)	(0.19)	(1.09)	(1.28)
10/31/2019	12.58	0.19	0.78	0.97	(0.18)	(0.91)	(1.09)
Class R5
10/31/2023	12.56	0.15	0.02	0.17	(0.18)	(0.51)	(0.69)
10/31/2022	15.17	0.18	(1.03)	(0.85)	(0.18)	(1.58)	(1.76)
10/31/2021	10.66	0.18	4.57	4.75	(0.24)	–	(0.24)
10/31/2020	12.63	0.22	(0.88)	(0.66)	(0.22)	(1.09)	(1.31)
10/31/2019	12.74	0.22	0.79	1.01	(0.21)	(0.91)	(1.12)
Class R6
10/31/2023	12.66	0.16	0.02	0.18	(0.18)	(0.51)	(0.69)
10/31/2022	15.27	0.19	(1.04)	(0.85)	(0.18)	(1.58)	(1.76)
10/31/2021	10.72	0.19	4.60	4.79	(0.24)	–	(0.24)
10/31/2020	12.69	0.23	(0.89)	(0.66)	(0.22)	(1.09)	(1.31)
10/31/2019	12.79	0.23	0.79	1.02	(0.21)	(0.91)	(1.12)

(a)	Calculated using average shares outstanding during the period.
(b)	Total return for Classes A and C does not consider the effects of sales loads and assumes the reinvestment of all distributions. Total return for all other classes assumes the reinvestment of all distributions.

148	See Notes to Financial Statements.

		Ratios to Average Net Assets:			Supplemental Data:

Net asset value, end of period	Total return(b) (%)	Total expenses after waivers and/or reim- bursements (%)	Total expenses (%)	Net invest- ment income (loss) (%)	Net assets, end of period (000)	Portfolio turnover rate (%)

$11.61	0.66	1.19	1.19	0.73	$57,037	26
12.13	(7.10)	1.21	1.21	0.93	63,110	50
14.70	44.54	1.21	1.21	0.81	86,249	73
10.33	(6.62)	1.19	1.19	1.54	76,817	59
12.28	8.27	1.24	1.24	1.32	98,059	88

11.84	0.86	0.94	0.94	0.99	2,523	26
12.37	(6.80)	0.96	0.96	1.20	2,969	50
14.96	44.80	0.96	0.96	1.04	2,988	73
10.50	(6.35)	0.94	0.94	1.79	2,228	59
12.46	8.51	0.99	0.99	1.56	4,880	88

12.04	1.17	0.69	0.69	1.22	781	26
12.56	(6.64)	0.71	0.71	1.42	776	50
15.17	45.17	0.71	0.71	1.31	986	73
10.66	(6.08)	0.69	0.69	2.07	901	59
12.63	8.76	0.74	0.74	1.80	1,482	88

12.15	1.26	0.63	0.63	1.29	7,577	26
12.66	(6.57)	0.63	0.63	1.44	8,039	50
15.27	45.31	0.63	0.63	1.39	16,209	73
10.72	(6.03)	0.63	0.63	2.10	11,403	59
12.69	8.83	0.64	0.64	1.89	21,815	88

See Notes to Financial Statements.	149

Financial Highlights (continued)

GLOBAL EQUITY FUND

		Per Share Operating Performance:
		Investment Operations:				Distributions to shareholders from:
	Net asset value, beginning of period	Net invest- ment income (loss)(a)		Net realized and unrealized gain (loss)	Total from invest- ment opera- tions	Net investment income	Net realized gain	Total distri- butions
Class A
10/31/2023	$11.37	$0.13		$ 1.00	$1.13	$(0.08)	$ –	$(0.08)
10/31/2022	16.61	0.10		(3.04)	(2.94)	(0.12)	(2.18)	(2.30)
10/31/2021	12.59	0.14		4.57	4.71	(0.18)	(0.51)	(0.69)
10/31/2020	11.52	0.11		1.09	1.20	(0.13)	–	(0.13)
10/31/2019	10.93	0.13		0.97	1.10	(0.09)	(0.42)	(0.51)
Class C
10/31/2023	11.22	0.04		0.98	1.02	–	–	–
10/31/2022	16.41	–	(c)	(3.00)	(3.00)	(0.01)	(2.18)	(2.19)
10/31/2021	12.46	0.02		4.53	4.55	(0.09)	(0.51)	(0.60)
10/31/2020	11.40	0.02		1.08	1.10	(0.04)	–	(0.04)
10/31/2019	10.81	0.05		0.97	1.02	(0.01)	(0.42)	(0.43)
Class F
10/31/2023	11.39	0.16		0.99	1.15	(0.09)	–	(0.09)
10/31/2022	16.65	0.11		(3.05)	(2.94)	(0.14)	(2.18)	(2.32)
10/31/2021	12.62	0.16		4.59	4.75	(0.21)	(0.51)	(0.72)
10/31/2020	11.54	0.12		1.11	1.23	(0.15)	–	(0.15)
10/31/2019	10.94	0.15		0.97	1.12	(0.10)	(0.42)	(0.52)
Class F3
10/31/2023	11.41	0.18		1.00	1.18	(0.12)	–	(0.12)
10/31/2022	16.68	0.13		(3.06)	(2.93)	(0.16)	(2.18)	(2.34)
10/31/2021	12.63	0.19		4.60	4.79	(0.23)	(0.51)	(0.74)
10/31/2020	11.56	0.14		1.10	1.24	(0.17)	–	(0.17)
10/31/2019	10.96	0.16		0.97	1.13	(0.11)	(0.42)	(0.53)
Class I
10/31/2023	11.40	0.16		1.00	1.16	(0.11)	–	(0.11)
10/31/2022	16.66	0.12		(3.04)	(2.92)	(0.16)	(2.18)	(2.34)
10/31/2021	12.62	0.18		4.59	4.77	(0.22)	(0.51)	(0.73)
10/31/2020	11.55	0.14		1.09	1.23	(0.16)	–	(0.16)
10/31/2019	10.95	0.16		0.97	1.13	(0.11)	(0.42)	(0.53)
Class R3
10/31/2023	11.26	0.10		0.99	1.09	(0.04)	–	(0.04)
10/31/2022	16.47	0.08		(3.02)	(2.94)	(0.09)	(2.18)	(2.27)
10/31/2021	12.51	0.11		4.52	4.63	(0.16)	(0.51)	(0.67)
10/31/2020	11.45	0.08		1.09	1.17	(0.11)	–	(0.11)
10/31/2019	10.90	0.11		0.96	1.07	(0.10)	(0.42)	(0.52)

150	See Notes to Financial Statements.

		Ratios to Average Net Assets:			Supplemental Data:

Net asset value, end of period	Total return(b) (%)	Total expenses after waivers and/or reim- bursements (%)	Total expenses (%)	Net invest- ment income (loss) (%)	Net assets, end of period (000)	Portfolio turnover rate (%)

$12.42	9.98	0.90	2.55	1.08	$5,163	55
11.37	(20.30)	0.90	3.43	0.79	4,236	70
16.61	38.37	0.90	3.53	0.88	5,016	87
12.59	10.52	0.90	4.32	0.92	2,622	141
11.52	10.85	0.90	4.20	1.24	3,551	65

12.24	9.09	1.65	3.33	0.35	345	55
11.22	(20.87)	1.65	4.05	(0.03)	392	70
16.41	37.27	1.65	4.29	0.14	826	87
12.46	9.75	1.65	5.12	0.17	537	141
11.40	10.05	1.65	4.96	0.46	581	65

12.45	10.16	0.75	2.42	1.25	1,099	55
11.39	(20.26)	0.75	3.21	0.86	1,277	70
16.65	38.59	0.75	3.40	1.07	2,146	87
12.62	10.73	0.75	4.23	1.06	1,445	141
11.54	11.07	0.75	4.09	1.37	2,207	65

12.47	10.38	0.57	2.04	1.42	14	55
11.41	(20.15)	0.59	2.99	0.99	13	70
16.68	38.90	0.61	3.20	1.20	18	87
12.63	10.78	0.62	4.09	1.19	14	141
11.56	11.22	0.63	3.88	1.50	13	65

12.45	10.26	0.65	2.29	1.32	3,245	55
11.40	(20.17)	0.65	3.12	0.93	1,085	70
16.66	38.78	0.65	3.30	1.16	1,837	87
12.62	10.75	0.65	4.16	1.18	1,400	141
11.55	11.19	0.65	3.95	1.49	1,264	65

12.31	9.67	1.15	2.80	0.83	598	55
11.26	(20.47)	1.15	3.67	0.59	506	70
16.47	37.85	1.15	3.78	0.70	470	87
12.51	10.25	1.15	4.67	0.68	241	141
11.45	10.63	1.15	4.46	0.98	200	65

See Notes to Financial Statements.	151

Financial Highlights (continued)

GLOBAL EQUITY FUND

		Per Share Operating Performance:
		Investment Operations:			Distributions to shareholders from:
	Net asset value, beginning of period	Net invest- ment income (loss)(a)	Net realized and unrealized gain (loss)	Total from invest- ment opera- tions	Net investment income	Net realized gain	Total distri- butions
Class R4
10/31/2023	$11.37	$0.15	$ 0.98	$ 1.13	$(0.09)	$ –	$(0.09)
10/31/2022	16.62	0.14	(3.09)	(2.95)	(0.12)	(2.18)	(2.30)
10/31/2021	12.60	0.14	4.58	4.72	(0.19)	(0.51)	(0.70)
10/31/2020	11.53	0.11	1.10	1.21	(0.14)	–	(0.14)
10/31/2019	10.93	0.13	0.97	1.10	(0.08)	(0.42)	(0.50)
Class R5
10/31/2023	11.40	0.17	1.00	1.17	(0.11)	–	(0.11)
10/31/2022	16.66	0.12	(3.04)	(2.92)	(0.16)	(2.18)	(2.34)
10/31/2021	12.62	0.18	4.59	4.77	(0.22)	(0.51)	(0.73)
10/31/2020	11.55	0.14	1.09	1.23	(0.16)	–	(0.16)
10/31/2019	10.95	0.16	0.97	1.13	(0.11)	(0.42)	(0.53)
Class R6
10/31/2023	11.41	0.18	1.00	1.18	(0.12)	–	(0.12)
10/31/2022	16.67	0.14	(3.06)	(2.92)	(0.16)	(2.18)	(2.34)
10/31/2021	12.63	0.19	4.59	4.78	(0.23)	(0.51)	(0.74)
10/31/2020	11.56	0.14	1.10	1.24	(0.17)	–	(0.17)
10/31/2019	10.96	0.17	0.96	1.13	(0.11)	(0.42)	(0.53)

(a)	Calculated using average shares outstanding during the period.
(b)	Total return for Classes A and C does not consider the effects of sales loads and assumes the reinvestment of all distributions. Total return for all other classes assumes the reinvestment of all distributions.
(c)	Amount is less than $0.01.

152	See Notes to Financial Statements.

		Ratios to Average Net Assets:			Supplemental Data:

Net asset value, end of period	Total return(b) (%)	Total expenses after waivers and/or reim- bursements (%)	Total expenses (%)	Net invest- ment income (loss) (%)	Net assets, end of period (000)	Portfolio turnover rate (%)

$12.41	9.97	0.90	2.62	1.26	$ 14	55
11.37	(20.37)	0.90	3.88	1.17	514	70
16.62	38.39	0.90	3.54	0.92	19	87
12.60	10.51	0.90	4.41	0.92	14	141
11.53	10.89	0.90	4.18	1.24	13	65

12.46	10.31	0.65	2.30	1.35	14	55
11.40	(20.17)	0.65	3.14	0.93	13	70
16.66	38.78	0.65	3.29	1.16	19	87
12.62	10.75	0.65	4.15	1.17	14	141
11.55	11.19	0.65	3.93	1.49	13	65

12.47	10.38	0.57	1.99	1.39	3,414	55
11.41	(20.10)	0.59	3.02	1.06	919	70
16.67	38.82	0.61	3.21	1.21	1,215	87
12.63	10.87	0.62	4.09	1.21	635	141
11.56	11.13	0.63	3.88	1.56	690	65

See Notes to Financial Statements.	153

Financial Highlights (continued)

GROWTH LEADERS FUND

		Per Share Operating Performance:
		Investment Operations:			Distributions to shareholders from:	Net asset value, end of period
	Net asset value, beginning of period	Net investment income (loss)(a)	Net realized and unrealized gain (loss)	Total from investment operations	Net realized gain
Class A
10/31/2023	$26.45	$(0.15)	$ 1.37	$ 1.22	$ –	$27.67
10/31/2022	52.70	(0.16)	(16.09)	(16.25)	(10.00)	26.45
10/31/2021	42.25	(0.28)	15.10	14.82	(4.37)	52.70
10/31/2020	28.61	(0.19)	16.17	15.98	(2.34)	42.25
10/31/2019	29.82	(0.13)	3.57	3.44	(4.65)	28.61
Class C
10/31/2023	22.88	(0.31)	1.19	0.88	–	23.76
10/31/2022	47.22	(0.36)	(13.98)	(14.34)	(10.00)	22.88
10/31/2021	38.53	(0.57)	13.63	13.06	(4.37)	47.22
10/31/2020	26.47	(0.39)	14.79	14.40	(2.34)	38.53
10/31/2019	28.14	(0.31)	3.29	2.98	(4.65)	26.47
Class F
10/31/2023	27.42	(0.07)	1.41	1.34	–	28.76
10/31/2022	54.15	(0.08)	(16.65)	(16.73)	(10.00)	27.42
10/31/2021	43.20	(0.17)	15.49	15.32	(4.37)	54.15
10/31/2020	29.14	(0.11)	16.51	16.40	(2.34)	43.20
10/31/2019	30.21	(0.06)	3.64	3.58	(4.65)	29.14
Class F3
10/31/2023	27.89	(0.07)	1.45	1.38	–	29.27
10/31/2022	54.88	(0.06)	(16.93)	(16.99)	(10.00)	27.89
10/31/2021	43.70	(0.15)	15.70	15.55	(4.37)	54.88
10/31/2020	29.43	(0.10)	16.71	16.61	(2.34)	43.70
10/31/2019	30.45	(0.05)	3.68	3.63	(4.65)	29.43
Class I
10/31/2023	27.67	(0.09)	1.44	1.35	–	29.02
10/31/2022	54.56	(0.08)	(16.81)	(16.89)	(10.00)	27.67
10/31/2021	43.49	(0.17)	15.61	15.44	(4.37)	54.56
10/31/2020	29.32	(0.11)	16.62	16.51	(2.34)	43.49
10/31/2019	30.37	(0.06)	3.66	3.60	(4.65)	29.32
Class R2
10/31/2023	25.50	(0.23)	1.32	1.09	–	26.59
10/31/2022	51.32	(0.26)	(15.56)	(15.82)	(10.00)	25.50
10/31/2021	41.38	(0.44)	14.75	14.31	(4.37)	51.32
10/31/2020	28.15	(0.27)	15.84	15.57	(2.34)	41.38
10/31/2019	29.51	(0.22)	3.51	3.29	(4.65)	28.15
Class R3
10/31/2023	25.51	(0.22)	1.33	1.11	–	26.62
10/31/2022	51.28	(0.23)	(15.54)	(15.77)	(10.00)	25.51
10/31/2021	41.31	(0.39)	14.73	14.34	(4.37)	51.28
10/31/2020	28.09	(0.26)	15.82	15.56	(2.34)	41.31
10/31/2019	29.43	(0.19)	3.50	3.31	(4.65)	28.09

154	See Notes to Financial Statements.

	Ratios to Average Net Assets:			Supplemental Data:

Total return(b) (%)	Total expenses after waivers and/or reimburse- ments (%)	Total expenses (%)	Net investment income (loss) (%)	Net assets, end of period (000)	Portfolio turnover rate (%)

4.61	0.91	0.91	(0.55)	$ 1,491,196	120
(38.05)	0.91	0.91	(0.49)	1,569,330	146
37.77	0.89	0.89	(0.61)	2,713,887	140
60.35	0.90	0.90	(0.56)	1,920,930	93
15.32	0.93	0.93	(0.48)	1,001,973	143

3.85	1.66	1.66	(1.29)	425,713	120
(38.52)	1.66	1.66	(1.24)	543,043	146
36.75	1.64	1.64	(1.36)	1,142,002	140
59.17	1.65	1.65	(1.29)	906,259	93
14.45	1.68	1.68	(1.23)	631,400	143

4.89	0.66	0.76	(0.25)	244,364	120
(37.89)	0.66	0.76	(0.23)	775,269	146
38.13	0.64	0.74	(0.36)	4,331,228	140
60.72	0.65	0.75	(0.31)	2,708,762	93
15.63	0.68	0.78	(0.23)	1,444,533	143

4.95	0.59	0.59	(0.23)	382,432	120
(37.85)	0.59	0.59	(0.17)	430,492	146
38.23	0.58	0.58	(0.30)	697,858	140
60.84	0.59	0.59	(0.29)	265,851	93
15.68	0.62	0.62	(0.19)	74,378	143

4.88	0.66	0.66	(0.30)	2,124,007	120
(37.89)	0.66	0.66	(0.25)	2,087,818	146
38.13	0.64	0.64	(0.36)	1,282,161	140
60.72	0.65	0.65	(0.31)	1,037,283	93
15.62	0.68	0.68	(0.20)	520,195	143

4.27	1.26	1.26	(0.89)	1,452	120
(38.28)	1.26	1.26	(0.84)	2,155	146
37.32	1.24	1.24	(0.96)	3,275	140
59.75	1.25	1.25	(0.84)	1,551	93
14.94	1.28	1.28	(0.82)	1,153	143

4.35	1.16	1.16	(0.81)	15,019	120
(38.20)	1.16	1.16	(0.74)	13,621	146
37.44	1.14	1.14	(0.86)	21,928	140
59.94	1.15	1.15	(0.79)	18,790	93
15.03	1.18	1.18	(0.71)	13,610	143

See Notes to Financial Statements.	155

Financial Highlights (continued)

GROWTH LEADERS FUND

		Per Share Operating Performance:
		Investment Operations:			Distributions to shareholders from:	Net asset value, end of period
	Net asset value, beginning of period	Net investment income (loss)(a)	Net realized and unrealized gain (loss)	Total from investment operations	Net realized gain

Class R4
10/31/2023	$26.46	$(0.15)	$ 1.38	$ 1.23	$ –	$27.69
10/31/2022	52.72	(0.16)	(16.10)	(16.26)	(10.00)	26.46
10/31/2021	42.26	(0.28)	15.11	14.83	(4.37)	52.72
10/31/2020	28.62	(0.18)	16.16	15.98	(2.34)	42.26
10/31/2019	29.82	(0.13)	3.58	3.45	(4.65)	28.62
Class R5
10/31/2023	27.68	(0.09)	1.45	1.36	–	29.04
10/31/2022	54.58	(0.08)	(16.82)	(16.90)	(10.00)	27.68
10/31/2021	43.51	(0.17)	15.61	15.44	(4.37)	54.58
10/31/2020	29.33	(0.10)	16.62	16.52	(2.34)	43.51
10/31/2019	30.38	(0.06)	3.66	3.60	(4.65)	29.33
Class R6
10/31/2023	27.89	(0.07)	1.45	1.38	–	29.27
10/31/2022	54.88	(0.06)	(16.93)	(16.99)	(10.00)	27.89
10/31/2021	43.70	(0.15)	15.70	15.55	(4.37)	54.88
10/31/2020	29.43	(0.08)	16.69	16.61	(2.34)	43.70
10/31/2019	30.45	(0.05)	3.68	3.63	(4.65)	29.43

(a)	Calculated using average shares outstanding during the period.
(b)	Total return for Classes A and C does not consider the effects of sales loads and assumes the reinvestment of all distributions. Total return for all other classes assumes the reinvestment of all distributions.

156	See Notes to Financial Statements.

	Ratios to Average Net Assets:			Supplemental Data:

Total return(b) (%)	Total expenses after waivers and/or reimburse- ments (%)	Total expenses (%)	Net investment income (loss) (%)	Net assets, end of period (000)	Portfolio turnover rate (%)

4.65	0.91	0.91	(0.54)	$ 9,595	120
(38.06)	0.91	0.91	(0.49)	10,901	146
37.79	0.89	0.89	(0.61)	18,549	140
60.33	0.90	0.90	(0.55)	12,667	93
15.35	0.93	0.93	(0.47)	6,543	143

4.88	0.66	0.66	(0.30)	9,206	120
(37.91)	0.66	0.66	(0.24)	9,706	146
38.13	0.64	0.64	(0.36)	19,722	140
60.74	0.65	0.65	(0.29)	14,216	93
15.61	0.68	0.68	(0.22)	9,344	143

4.95	0.59	0.59	(0.23)	113,990	120
(37.85)	0.59	0.59	(0.17)	124,498	146
38.23	0.58	0.58	(0.30)	181,524	140
60.84	0.60	0.60	(0.24)	65,478	93
15.68	0.62	0.62	(0.18)	36,932	143

See Notes to Financial Statements.	157

Financial Highlights (continued)

HEALTH CARE FUND

		Per Share Operating Performance:
		Investment Operations:			Distributions to shareholders from:
	Net asset value, beginning of period	Net invest- ment income (loss)(a)	Net realized and unrealized gain (loss)	Total from invest- ment opera- tions	Net investment income	Net realized gain	Total distri- butions
Class A
10/31/2023	$17.07	$(0.07)	$(1.61)	$(1.68)	$ –	$ –	$ –
10/31/2022	21.96	(0.05)	(3.37)	(3.42)	–	(1.47)	(1.47)
10/31/2021	19.27	(0.10)	5.10	5.00	–	(2.31)	(2.31)
10/31/2020	14.48	(0.06)	4.85	4.79	–	–	–
7/26/2019 to 10/31/2019(c)(d)	15.00	(0.01)	(0.51)	(0.52)	–	–	–
Class C
10/31/2023	16.61	(0.20)	(1.55)	(1.75)	–	–	–
10/31/2022	21.56	(0.17)	(3.31)	(3.48)	–	(1.47)	(1.47)
10/31/2021	19.09	(0.25)	5.03	4.78	–	(2.31)	(2.31)
10/31/2020	14.45	(0.19)	4.83	4.64	–	–	–
7/26/2019 to 10/31/2019(c)(d)	15.00	(0.04)	(0.51)	(0.55)	–	–	–
Class F
10/31/2023	17.22	(0.03)	(1.63)	(1.66)	–	–	–
10/31/2022	22.08	– (g)	(3.39)	(3.39)	–	(1.47)	(1.47)
10/31/2021	19.32	(0.05)	5.12	5.07	–	(2.31)	(2.31)
10/31/2020	14.49	– (g)	4.83	4.83	– (g)	–	–
7/26/2019 to 10/31/2019(c)(d)	15.00	(0.01)	(0.50)	(0.51)	–	–	–
Class F3
10/31/2023	17.23	– (g)	(1.62)	(1.62)	(0.05)	–	(0.05)
10/31/2022	22.07	0.02	(3.39)	(3.37)	–	(1.47)	(1.47)
10/31/2021	19.33	(0.04)	5.11	5.07	(0.02)	(2.31)	(2.33)
10/31/2020	14.49	0.02	4.83	4.85	(0.01)	–	(0.01)
7/26/2019 to 10/31/2019(c)(d)	15.00	– (g)	(0.51)	(0.51)	–	–	–
Class I
10/31/2023	17.21	(0.03)	(1.63)	(1.66)	(0.02)	–	(0.02)
10/31/2022	22.07	– (g)	(3.39)	(3.39)	–	(1.47)	(1.47)
10/31/2021	19.32	(0.05)	5.11	5.06	–	(2.31)	(2.31)
10/31/2020	14.49	– (g)	4.84	4.84	(0.01)	–	(0.01)
7/26/2019 to 10/31/2019(c)(d)	15.00	(0.01)	(0.50)	(0.51)	–	–	–
Class R3
10/31/2023	16.91	(0.11)	(1.59)	(1.70)	–	–	–
10/31/2022	21.82	(0.09)	(3.35)	(3.44)	–	(1.47)	(1.47)
10/31/2021	19.21	(0.15)	5.07	4.92	–	(2.31)	(2.31)
10/31/2020	14.47	(0.10)	4.84	4.74	–	–	–
7/26/2019 to 10/31/2019(c)(d)	15.00	(0.02)	(0.51)	(0.53)	–	–	–

158	See Notes to Financial Statements.

			Ratios to Average Net Assets:						Supplemental Data:

Net asset value, end of period	Total return(b) (%)		Total expenses after waivers and/or reim- bursements (%)		Total expenses (%)		Net invest- ment income (loss) (%)		Net assets, end of period (000)	Portfolio turnover rate (%)

$15.39	(9.78)		1.03		3.53		(0.42)		$3,853	74
17.07	(16.29)		1.03		4.11		(0.26)		3,177	49
21.96	28.56		1.03		3.90		(0.50)		3,507	59
19.27	33.08		1.03		6.30		(0.34)		2,022	114

14.48	(3.47	)(e)	1.03	(f)	9.00	(f)	(0.36	)(f)	906	16	(e)

14.86	(10.48)		1.78		4.26		(1.19)		930	74
16.61	(16.91)		1.78		4.85		(1.02)		607	49
21.56	27.57		1.78		4.62		(1.25)		786	59
19.09	32.11		1.78		7.05		(1.11)		328	114

14.45	(3.67	)(e)	1.78	(f)	9.84	(f)	(1.17	)(f)	129	16	(e)

15.56	(9.58)		0.78		3.41		(0.15)		173	74
17.22	(16.05)		0.78		3.97		0.01		373	49
22.08	28.88		0.78		3.63		(0.23)		587	59
19.32	33.34		0.78		5.73		–	(h)	109	114

14.49	(3.40	)(e)	0.78	(f)	8.95	(f)	(0.16	)(f)	483	16	(e)

15.56	(9.45)		0.62		3.11		(0.01)		28	74
17.23	(15.96)		0.68		3.69		0.09		31	49
22.07	28.91		0.71		3.55		(0.18)		40	59
19.33	33.49		0.70		5.37		0.11		35	114

14.49	(3.40	)(e)	0.70	(f)	8.72	(f)	(0.08	)(f)	483	16	(e)

15.53	(9.58)		0.78		3.26		(0.18)		49	74
17.21	(16.06)		0.78		3.85		(0.03)		15	49
22.07	28.82		0.78		3.66		(0.25)		20	59
19.32	33.40		0.78		5.53		0.02		17	114

14.49	(3.40	)(e)	0.78	(f)	8.85	(f)	(0.16	)(f)	106	16	(e)

15.21	(9.99)		1.28		3.75		(0.65)		24	74
16.91	(16.50)		1.28		4.35		(0.52)		11	49
21.82	28.19		1.28		4.17		(0.75)		15	59
19.21	32.76		1.28		6.53		(0.57)		13	114

14.47	(3.53	)(e)	1.28	(f)	9.36	(f)	(0.64	)(f)	10	16	(e)

See Notes to Financial Statements.	159

Financial Highlights (continued)

HEALTH CARE FUND

		Per Share Operating Performance:
		Investment Operations:			Distributions to shareholders from:
	Net asset value, beginning of period	Net invest- ment income (loss)(a)	Net realized and unrealized gain (loss)	Total from invest- ment opera- tions	Net investment income	Net realized gain	Total distri- butions
Class R4
10/31/2023	$17.07	$(0.07)	$(1.61)	$(1.68)	$–	$–	$–
10/31/2022	21.95	(0.04)	(3.37)	(3.41)	–	(1.47)	(1.47)
10/31/2021	19.27	(0.10)	5.09	4.99	–	(2.31)	(2.31)
10/31/2020	14.48	(0.05)	4.84	4.79	–	–	–
7/26/2019 to 10/31/2019(c)(d)	15.00	(0.01)	(0.51)	(0.52)	–	–	–
Class R5
10/31/2023	17.21	(0.03)	(1.63)	(1.66)	(0.02)	–	(0.02)
10/31/2022	22.07	– (g)	(3.39)	(3.39)	–	(1.47)	(1.47)
10/31/2021	19.32	(0.05)	5.12	5.07	(0.01)	(2.31)	(2.32)
10/31/2020	14.49	(0.01)	4.85	4.84	(0.01)	–	(0.01)
7/26/2019 to 10/31/2019(c)(d)	15.00	(0.01)	(0.50)	(0.51)	–	–	–
Class R6
10/31/2023	17.24	– (g)	(1.63)	(1.63)	(0.05)	–	(0.05)
10/31/2022	22.08	0.01	(3.38)	(3.37)	–	(1.47)	(1.47)
10/31/2021	19.34	(0.04)	5.11	5.07	(0.02)	(2.31)	(2.33)
10/31/2020	14.49	0.01	4.85	4.86	(0.01)	–	(0.01)
7/26/2019 to 10/31/2019(c)(d)	15.00	– (g)	(0.51)	(0.51)	–	–	–

(a)	Calculated using average shares outstanding during the period.
(b)	Total return for Classes A and C does not consider the effects of sales loads and assumes the reinvestment of all distributions. Total return for all other classes assumes the reinvestment of all distributions.
(c)	Commencement of operations was 7/26/2019, SEC effective date was 7/31/2019 and date shares first became available to the public was 8/1/2019.
(d)	Net investment income, net realized and unrealized gain amounted to less than $.01 for the period 7/26/2019 through 7/31/2019.
(e)	Not annualized.
(f)	Annualized.
(g)	Amount is less than $0.01.
(h)	Amount is less than 0.01%.

160	See Notes to Financial Statements.

			Ratios to Average Net Assets:						Supplemental Data:

Net asset value, end of period	Total return(b) (%)		Total expenses after waivers and/or reim- bursements (%)		Total expenses (%)		Net invest- ment income (loss) (%)		Net assets, end of period (000)	Portfolio turnover rate (%)

$15.39	(9.84)		1.03		3.53		(0.41)		$10	74
17.07	(16.25)		1.03		4.10		(0.26)		11	49
21.95	28.50		1.03		3.92		(0.50)		15	59
19.27	33.08		1.03		6.27		(0.31)		13	114

14.48	(3.47	)(e)	1.03	(f)	9.12	(f)	(0.40	)(f)	10	16	(e)

15.53	(9.58)		0.78		3.28		(0.15)		10	74
17.21	(16.06)		0.78		3.84		(0.01)		11	49
22.07	28.86		0.78		3.67		(0.24)		15	59
19.32	33.39		0.78		6.02		(0.06)		13	114

14.49	(3.40	)(e)	0.78	(f)	8.83	(f)	(0.16	)(f)	10	16	(e)

15.56	(9.44)		0.62		3.11		(0.01)		1,885	74
17.24	(15.95)		0.68		3.68		0.08		2,198	49
22.08	28.89		0.70		3.48		(0.17)		2,851	59
19.34	33.56		0.70		5.83		0.07		1,188	114

14.49	(3.40	)(e)	0.70	(f)	8.72	(f)	(0.08	)(f)	484	16	(e)

See Notes to Financial Statements.	161

Financial Highlights (continued)

INTERNATIONAL EQUITY FUND

		Per Share Operating Performance:
		Investment Operations:			Distributions to shareholders from:
	Net asset value, beginning of period	Net invest- ment income (loss)(a)	Net realized and unrealized gain (loss)	Total from invest- ment opera- tions	Net investment income	Net realized gain	Total distri- butions
Class A
10/31/2023	$11.61	$0.22	$0.79	$1.01	$(0.25)	$–	$(0.25)
10/31/2022	17.67	0.26	(4.35)	(4.09)	(0.22)	(1.75)	(1.97)
10/31/2021	13.41	0.17	4.27	4.44	(0.18)	–	(0.18)
10/31/2020	13.19	0.12	0.30	0.42	(0.20)	–	(0.20)
10/31/2019	12.18	0.18	1.08	1.26	(0.25)	–	(0.25)
Class C
10/31/2023	11.53	0.08	0.83	0.91	(0.13)	–	(0.13)
10/31/2022	17.54	0.15	(4.34)	(4.19)	(0.07)	(1.75)	(1.82)
10/31/2021	13.31	0.05	4.22	4.27	(0.04)	–	(0.04)
10/31/2020	13.08	0.02	0.30	0.32	(0.09)	–	(0.09)
10/31/2019	12.02	0.08	1.08	1.16	(0.10)	–	(0.10)
Class F
10/31/2023	11.57	0.22	0.81	1.03	(0.27)	–	(0.27)
10/31/2022	17.61	0.25	(4.29)	(4.04)	(0.25)	(1.75)	(2.00)
10/31/2021	13.36	0.22	4.22	4.44	(0.19)	–	(0.19)
10/31/2020	13.13	0.10	0.35	0.45	(0.22)	–	(0.22)
10/31/2019	12.12	0.20	1.08	1.28	(0.27)	–	(0.27)
Class F3
10/31/2023	11.80	0.28	0.79	1.07	(0.29)	–	(0.29)
10/31/2022	17.92	0.33	(4.44)	(4.11)	(0.26)	(1.75)	(2.01)
10/31/2021	13.59	0.23	4.32	4.55	(0.22)	–	(0.22)
10/31/2020	13.36	0.16	0.30	0.46	(0.23)	–	(0.23)
10/31/2019	12.32	0.22	1.11	1.33	(0.29)	–	(0.29)
Class I
10/31/2023	11.77	0.26	0.80	1.06	(0.29)	–	(0.29)
10/31/2022	17.88	0.31	(4.41)	(4.10)	(0.26)	(1.75)	(2.01)
10/31/2021	13.56	0.21	4.32	4.53	(0.21)	–	(0.21)
10/31/2020	13.33	0.16	0.30	0.46	(0.23)	–	(0.23)
10/31/2019	12.30	0.23	1.08	1.31	(0.28)	–	(0.28)
Class P
10/31/2023	11.63	0.19	0.81	1.00	(0.23)	–	(0.23)
10/31/2022	17.69	0.24	(4.37)	(4.13)	(0.18)	(1.75)	(1.93)
10/31/2021	13.42	0.09	4.31	4.40	(0.13)	–	(0.13)
10/31/2020	13.20	0.09	0.30	0.39	(0.17)	–	(0.17)
10/31/2019	12.17	0.16	1.09	1.25	(0.22)	–	(0.22)
Class R2
10/31/2023	11.62	0.17	0.79	0.96	(0.21)	–	(0.21)
10/31/2022	17.67	0.22	(4.37)	(4.15)	(0.15)	(1.75)	(1.90)
10/31/2021	13.39	0.12	4.25	4.37	(0.09)	–	(0.09)
10/31/2020	13.17	0.06	0.32	0.38	(0.16)	–	(0.16)
10/31/2019	12.13	0.14	1.08	1.22	(0.18)	–	(0.18)

162	See Notes to Financial Statements.

		Ratios to Average Net Assets:			Supplemental Data:

Net asset value, end of period	Total return(b) (%)	Total expenses after waivers and/or reim- bursements (%)	Total expenses (%)	Net invest- ment income (loss) (%)	Net assets, end of period (000)	Portfolio turnover rate (%)

$12.37	8.72	0.95	0.99	1.65	$132,735	106
11.61	(25.75)	1.17	1.22	1.89	131,097	87
17.67	33.15	1.17	1.19	1.04	193,680	58
13.41	3.23	1.17	1.21	0.90	154,161	77
13.19	10.64	1.17	1.17	1.43	178,701	88

12.31	7.82	1.72	1.76	0.63	1,414	106
11.53	(26.26)	1.92	1.97	1.09	4,161	87
17.54	32.20	1.92	1.94	0.28	7,622	58
13.31	2.27	1.92	2.00	0.17	6,676	77
13.08	9.88	1.92	1.92	0.68	10,652	88

12.33	8.89	0.80	0.84	1.68	3,894	106
11.57	(25.57)	0.96	1.06	1.76	7,986	87
17.61	33.43	0.96	1.04	1.30	24,909	58
13.36	3.39	0.96	1.03	0.77	10,435	77
13.13	10.90	0.96	1.02	1.64	48,782	88

12.58	9.07	0.61	0.65	2.08	11,841	106
11.80	(25.50)	0.84	0.89	2.39	5,987	87
17.92	33.57	0.84	0.86	1.38	5,928	58
13.59	3.53	0.84	0.86	1.23	4,489	77
13.36	11.13	0.84	0.85	1.76	4,527	88

12.54	8.98	0.69	0.73	1.94	136,201	106
11.77	(25.51)	0.86	0.97	2.23	121,926	87
17.88	33.55	0.86	0.94	1.24	170,044	58
13.56	3.52	0.86	0.94	1.20	179,796	77
13.33	11.04	0.86	0.92	1.82	198,368	88

12.40	8.57	1.14	1.18	1.44	10	106
11.63	(25.89)	1.37	1.39	1.71	9	87
17.69	32.90	1.37	1.39	0.53	13	58
13.42	2.96	1.37	1.40	0.72	38	77
13.20	10.50	1.37	1.37	1.25	42	88

12.37	8.27	1.30	1.34	1.30	169	106
11.62	(25.98)	1.52	1.58	1.60	143	87
17.67	32.70	1.52	1.54	0.70	178	58
13.39	2.86	1.52	1.54	0.46	137	77
13.17	10.32	1.52	1.52	1.09	451	88

See Notes to Financial Statements.	163

Financial Highlights (continued)

INTERNATIONAL EQUITY FUND

		Per Share Operating Performance:
		Investment Operations:			Distributions to shareholders from:
	Net asset value, beginning of period	Net invest- ment income (loss)(a)	Net realized and unrealized gain (loss)	Total from invest- ment opera- tions	Net investment income	Net realized gain	Total distri- butions
Class R3
10/31/2023	$11.40	$0.19	$0.78	$0.97	$(0.22)	$–	$(0.22)
10/31/2022	17.38	0.22	(4.28)	(4.06)	(0.17)	(1.75)	(1.92)
10/31/2021	13.20	0.13	4.18	4.31	(0.13)	–	(0.13)
10/31/2020	12.98	0.08	0.30	0.38	(0.16)	–	(0.16)
10/31/2019	11.98	0.15	1.06	1.21	(0.21)	–	(0.21)
Class R4
10/31/2023	11.55	0.22	0.79	1.01	(0.26)	–	(0.26)
10/31/2022	17.58	0.26	(4.33)	(4.07)	(0.21)	(1.75)	(1.96)
10/31/2021	13.35	0.18	4.23	4.41	(0.18)	–	(0.18)
10/31/2020	13.14	0.11	0.30	0.41	(0.20)	–	(0.20)
10/31/2019	12.13	0.18	1.09	1.27	(0.26)	–	(0.26)
Class R5
10/31/2023	11.69	0.25	0.80	1.05	(0.29)	–	(0.29)
10/31/2022	17.78	0.21	(4.29)	(4.08)	(0.26)	(1.75)	(2.01)
10/31/2021	13.50	0.22	4.27	4.49	(0.21)	–	(0.21)
10/31/2020	13.27	0.15	0.31	0.46	(0.23)	–	(0.23)
10/31/2019	12.26	0.21	1.08	1.29	(0.28)	–	(0.28)
Class R6
10/31/2023	11.79	0.26	0.81	1.07	(0.29)	–	(0.29)
10/31/2022	17.91	0.31	(4.42)	(4.11)	(0.26)	(1.75)	(2.01)
10/31/2021	13.58	0.23	4.32	4.55	(0.22)	–	(0.22)
10/31/2020	13.35	0.16	0.30	0.46	(0.23)	–	(0.23)
10/31/2019	12.32	0.22	1.10	1.32	(0.29)	–	(0.29)

(a)	Calculated using average shares outstanding during the period.
(b)	Total return for Classes A and C does not consider the effects of sales loads and assumes the reinvestment of all distributions. Total return for all other classes assumes the reinvestment of all distributions.

164	See Notes to Financial Statements.

		Ratios to Average Net Assets:			Supplemental Data:

Net asset value, end of period	Total return(b) (%)	Total expenses after waivers and/or reim- bursements (%)	Total expenses (%)	Net invest- ment income (loss) (%)	Net assets, end of period (000)	Portfolio turnover rate (%)

$12.15	8.42	1.19	1.23	1.44	$4,530	106
11.40	(25.88)	1.42	1.47	1.63	4,203	87
17.38	32.81	1.42	1.44	0.80	6,114	58
13.20	2.92	1.42	1.46	0.67	5,354	77
12.98	10.39	1.42	1.42	1.21	7,208	88

12.30	8.70	0.95	0.99	1.68	1,359	106
11.55	(25.71)	1.17	1.23	1.93	1,306	87
17.58	33.11	1.17	1.19	1.06	1,685	58
13.35	3.17	1.17	1.20	0.90	1,165	77
13.14	10.77	1.17	1.17	1.46	1,180	88

12.45	8.96	0.69	0.73	1.93	14	106
11.69	(25.56)	0.92	0.96	1.42	14	87
17.78	33.50	0.92	0.94	1.30	81	58
13.50	3.39	0.92	0.94	1.18	64	77
13.27	11.00	0.92	0.92	1.68	81	88

12.57	9.08	0.62	0.66	1.99	3,263	106
11.79	(25.51)	0.84	0.88	2.21	2,639	87
17.91	33.60	0.84	0.86	1.36	4,180	58
13.58	3.53	0.84	0.86	1.23	2,143	77
13.35	11.04	0.84	0.85	1.78	2,489	88

See Notes to Financial Statements.	165

Financial Highlights (continued)

INTERNATIONAL OPPORTUNITIES FUND

		Per Share Operating Performance:
		Investment Operations:			Distributions to shareholders from:
	Net asset value, beginning of period	Net invest- ment income (loss)(a)	Net realized and unrealized gain (loss)	Total from invest- ment opera- tions	Net investment income	Net realized gain	Total distri- butions
Class A
10/31/2023	$14.80	$0.24	$1.17	$1.41	$(0.27)	$–	$(0.27)
10/31/2022	21.36	0.19	(6.27)	(6.08)	(0.48)	–	(0.48)
10/31/2021	15.69	0.20	5.47	5.67	–	–	–
10/31/2020	16.02	0.06	(0.18)	(0.12)	(0.21)	–	(0.21)
10/31/2019	16.84	0.16	0.77	0.93	(0.17)	(1.58)	(1.75)
Class C
10/31/2023	13.54	0.09	1.10	1.19	(0.13)	–	(0.13)
10/31/2022	19.57	0.05	(5.76)	(5.71)	(0.32)	–	(0.32)
10/31/2021	14.47	0.04	5.06	5.10	–	–	–
10/31/2020	14.78	(0.05)	(0.19)	(0.24)	(0.07)	–	(0.07)
10/31/2019	15.61	0.04	0.71	0.75	– (c)	(1.58)	(1.58)
Class F
10/31/2023	14.67	0.19	1.23	1.42	(0.28)	–	(0.28)
10/31/2022	21.19	0.22	(6.23)	(6.01)	(0.51)	–	(0.51)
10/31/2021	15.53	0.23	5.43	5.66	–	–	–
10/31/2020	15.86	0.07	(0.17)	(0.10)	(0.23)	–	(0.23)
10/31/2019	16.70	0.18	0.76	0.94	(0.20)	(1.58)	(1.78)
Class F3
10/31/2023	15.41	0.30	1.23	1.53	(0.32)	–	(0.32)
10/31/2022	22.22	0.27	(6.54)	(6.27)	(0.54)	–	(0.54)
10/31/2021	16.26	0.29	5.67	5.96	–	–	–
10/31/2020	16.59	0.12	(0.20)	(0.08)	(0.25)	–	(0.25)
10/31/2019	17.38	0.22	0.80	1.02	(0.23)	(1.58)	(1.81)
Class I
10/31/2023	15.31	0.29	1.22	1.51	(0.32)	–	(0.32)
10/31/2022	22.08	0.24	(6.48)	(6.24)	(0.53)	–	(0.53)
10/31/2021	16.17	0.26	5.65	5.91	–	–	–
10/31/2020	16.51	0.10	(0.19)	(0.09)	(0.25)	–	(0.25)
10/31/2019	17.32	0.21	0.79	1.00	(0.23)	(1.58)	(1.81)
Class P
10/31/2023	15.18	0.19	1.23	1.42	(0.23)	–	(0.23)
10/31/2022	21.89	0.17	(6.45)	(6.28)	(0.43)	–	(0.43)
10/31/2021	16.10	0.17	5.62	5.79	–	–	–
10/31/2020	16.43	0.05	(0.22)	(0.17)	(0.16)	–	(0.16)
10/31/2019	17.18	0.14	0.79	0.93	(0.10)	(1.58)	(1.68)
Class R2
10/31/2023	14.48	0.15	1.18	1.33	(0.22)	–	(0.22)
10/31/2022	20.89	0.13	(6.15)	(6.02)	(0.39)	–	(0.39)
10/31/2021	15.39	0.12	5.38	5.50	–	–	–
10/31/2020	15.72	0.01	(0.20)	(0.19)	(0.14)	–	(0.14)
10/31/2019	16.54	0.11	0.75	0.86	(0.10)	(1.58)	(1.68)

166	See Notes to Financial Statements.

		Ratios to Average Net Assets:			Supplemental Data:

Net asset value, end of period	Total return(b) (%)	Total expenses after waivers and/or reim- bursements (%)	Total expenses (%)	Net invest- ment income (loss) (%)	Net assets, end of period (000)	Portfolio turnover rate (%)

$15.94	9.54	1.22	1.25	1.38	$85,371	39
14.80	(29.03)	1.22	1.26	1.10	84,505	70
21.36	36.14	1.19	1.21	1.00	130,088	74
15.69	(0.84)	1.21	1.24	0.41	96,338	55
16.02	7.05	1.25	1.25	1.04	126,700	58

14.60	8.76	1.98	2.01	0.56	4,729	39
13.54	(29.58)	1.97	2.00	0.30	7,226	70
19.57	35.25	1.95	1.96	0.22	14,488	74
14.47	(1.63)	1.97	1.99	(0.38)	12,840	55
14.78	6.23	2.00	2.00	0.29	22,450	58

15.81	9.70	1.08	1.11	1.16	3,683	39
14.67	(28.93)	1.07	1.10	1.22	13,570	70
21.19	36.38	1.05	1.06	1.13	54,601	74
15.53	(0.72)	1.07	1.09	0.44	43,222	55
15.86	7.19	1.09	1.09	1.20	91,019	58

16.62	9.94	0.89	0.92	1.68	27,245	39
15.41	(28.83)	0.89	0.93	1.47	25,732	70
22.22	36.65	0.86	0.88	1.36	30,504	74
16.26	(0.54)	0.89	0.91	0.75	17,579	55
16.59	7.43	0.91	0.91	1.40	19,153	58

16.50	9.85	0.97	1.00	1.64	143,466	39
15.31	(28.85)	0.97	1.01	1.34	153,655	70
22.08	36.55	0.95	0.96	1.24	193,183	74
16.17	(0.62)	0.97	0.99	0.66	146,416	55
16.51	7.24	1.00	1.00	1.32	221,455	58

16.37	9.37	1.43	1.46	1.09	21	39
15.18	(29.19)	1.42	1.46	0.93	113	70
21.89	35.96	1.39	1.41	0.80	140	74
16.10	(1.08)	1.41	1.43	0.30	119	55
16.43	6.80	1.45	1.45	0.91	96	58

15.59	9.17	1.57	1.60	0.93	1,402	39
14.48	(29.28)	1.57	1.61	0.72	1,913	70
20.89	35.74	1.55	1.56	0.63	2,771	74
15.39	(1.24)	1.57	1.59	0.06	2,522	55
15.72	6.67	1.60	1.60	0.72	3,318	58

See Notes to Financial Statements.	167

Financial Highlights (continued)

INTERNATIONAL OPPORTUNITIES FUND

		Per Share Operating Performance:
		Investment Operations:			Distributions to shareholders from:
	Net asset value, beginning of period	Net invest- ment income (loss)(a)	Net realized and unrealized gain (loss)	Total from invest- ment opera- tions	Net investment income	Net realized gain	Total distri- butions
Class R3
10/31/2023	$14.47	$0.19	$1.16	$1.35	$(0.23)	$–	$(0.23)
10/31/2022	20.82	0.15	(6.15)	(6.00)	(0.35)	–	(0.35)
10/31/2021	15.32	0.10	5.40	5.50	–	–	–
10/31/2020	15.64	0.02	(0.19)	(0.17)	(0.15)	–	(0.15)
10/31/2019	16.53	0.09	0.77	0.86	(0.17)	(1.58)	(1.75)
Class R4
10/31/2023	14.72	0.24	1.17	1.41	(0.27)	–	(0.27)
10/31/2022	21.26	0.19	(6.25)	(6.06)	(0.48)	–	(0.48)
10/31/2021	15.61	0.18	5.47	5.65	–	–	–
10/31/2020	15.95	0.07	(0.19)	(0.12)	(0.22)	–	(0.22)
10/31/2019	16.79	0.14	0.78	0.92	(0.18)	(1.58)	(1.76)
Class R5
10/31/2023	15.30	0.29	1.22	1.51	(0.32)	–	(0.32)
10/31/2022	22.07	0.24	(6.48)	(6.24)	(0.53)	–	(0.53)
10/31/2021	16.17	0.14	5.76	5.90	–	–	–
10/31/2020	16.50	0.08	(0.16)	(0.08)	(0.25)	–	(0.25)
10/31/2019	17.32	0.16	0.83	0.99	(0.23)	(1.58)	(1.81)
Class R6
10/31/2023	15.41	0.30	1.23	1.53	(0.32)	–	(0.32)
10/31/2022	22.22	0.26	(6.53)	(6.27)	(0.54)	–	(0.54)
10/31/2021	16.26	0.24	5.72	5.96	–	–	–
10/31/2020	16.59	0.11	(0.19)	(0.08)	(0.25)	–	(0.25)
10/31/2019	17.39	0.21	0.80	1.01	(0.23)	(1.58)	(1.81)

(a)	Calculated using average shares outstanding during the period.
(b)	Total return for Classes A and C does not consider the effects of sales loads and assumes the reinvestment of all distributions. Total return for all other classes assumes the reinvestment of all distributions.
(c)	Amount is less than $0.01.

168	See Notes to Financial Statements.

		Ratios to Average Net Assets:			Supplemental Data:

Net asset value, end of period	Total return(b) (%)	Total expenses after waivers and/or reim- bursements (%)	Total expenses (%)	Net invest- ment income (loss) (%)	Net assets, end of period (000)	Portfolio turnover rate (%)

$15.59	9.30	1.47	1.50	1.16	$4,508	39
14.47	(29.24)	1.47	1.51	0.84	4,129	70
20.82	35.90	1.45	1.47	0.51	6,838	74
15.32	(1.17)	1.46	1.49	0.10	15,313	55
15.64	6.77	1.50	1.50	0.58	19,568	58

15.86	9.54	1.22	1.25	1.39	2,278	39
14.72	(29.02)	1.22	1.26	1.10	1,935	70
21.26	36.19	1.20	1.22	0.91	2,869	74
15.61	(0.90)	1.21	1.24	0.44	4,889	55
15.95	7.06	1.25	1.25	0.93	6,293	58

16.49	9.85	0.97	1.00	1.62	2,009	39
15.30	(28.88)	0.97	1.00	1.33	1,877	70
22.07	36.49	0.95	0.97	0.70	3,283	74
16.17	(0.56)	0.96	0.99	0.47	15,842	55
16.50	7.25	1.00	1.00	1.00	17,765	58

16.62	9.94	0.89	0.92	1.70	16,179	39
15.41	(28.83)	0.89	0.93	1.42	15,946	70
22.22	36.65	0.87	0.89	1.14	25,184	74
16.26	(0.54)	0.89	0.91	0.72	31,986	55
16.59	7.37	0.91	0.91	1.30	33,183	58

See Notes to Financial Statements.	169

Financial Highlights (continued)

INTERNATIONAL VALUE FUND

		Per Share Operating Performance:
		Investment Operations:			Distributions to shareholders from:
	Net asset value, beginning of period	Net investment income (loss)(a)	Net realized and unrealized gain (loss)	Total from investment operations	Net investment income	Net asset value, end of period
Class A
10/31/2023	$6.14	$0.19	$0.68	$0.87	$(0.20)	$6.81
10/31/2022	8.00	0.26	(1.79)	(1.53)	(0.33)	6.14
10/31/2021	6.03	0.21	1.98	2.19	(0.22)	8.00
10/31/2020	6.98	0.12	(0.94)	(0.82)	(0.13)	6.03
10/31/2019	6.73	0.20	0.26	0.46	(0.21)	6.98
Class C
10/31/2023	6.09	0.13	0.68	0.81	(0.14)	6.76
10/31/2022	7.93	0.22	(1.79)	(1.57)	(0.27)	6.09
10/31/2021	5.98	0.15	1.96	2.11	(0.16)	7.93
10/31/2020	6.92	0.07	(0.94)	(0.87)	(0.07)	5.98
10/31/2019	6.67	0.15	0.25	0.40	(0.15)	6.92
Class F
10/31/2023	6.18	0.19	0.70	0.89	(0.20)	6.87
10/31/2022	8.04	0.31	(1.83)	(1.52)	(0.34)	6.18
10/31/2021	6.06	0.23	1.98	2.21	(0.23)	8.04
10/31/2020	7.01	0.13	(0.94)	(0.81)	(0.14)	6.06
10/31/2019	6.76	0.21	0.26	0.47	(0.22)	7.01
Class F3
10/31/2023	6.19	0.22	0.68	0.90	(0.22)	6.87
10/31/2022	8.06	0.28	(1.80)	(1.52)	(0.35)	6.19
10/31/2021	6.07	0.24	1.99	2.23	(0.24)	8.06
10/31/2020	7.02	0.14	(0.95)	(0.81)	(0.14)	6.07
10/31/2019	6.77	0.22	0.26	0.48	(0.23)	7.02
Class I
10/31/2023	6.19	0.22	0.68	0.90	(0.22)	6.87
10/31/2022	8.06	0.32	(1.84)	(1.52)	(0.35)	6.19
10/31/2021	6.07	0.25	1.98	2.23	(0.24)	8.06
10/31/2020	7.03	0.15	(0.97)	(0.82)	(0.14)	6.07
10/31/2019	6.77	0.23	0.25	0.48	(0.22)	7.03
Class R2
10/31/2023	6.30	0.18	0.70	0.88	(0.19)	6.99
10/31/2022	8.21	0.21	(1.81)	(1.60)	(0.31)	6.30
10/31/2021	6.18	0.19	2.03	2.22	(0.19)	8.21
10/31/2020	7.14	0.07	(0.96)	(0.89)	(0.07)	6.18
10/31/2019	6.88	0.18	0.26	0.44	(0.18)	7.14
Class R3
10/31/2023	6.22	0.18	0.68	0.86	(0.19)	6.89
10/31/2022	8.09	0.24	(1.80)	(1.56)	(0.31)	6.22
10/31/2021	6.10	0.20	1.99	2.19	(0.20)	8.09
10/31/2020	7.05	0.11	(0.95)	(0.84)	(0.11)	6.10
10/31/2019	6.80	0.18	0.26	0.44	(0.19)	7.05

170	See Notes to Financial Statements.

	Ratios to Average Net Assets:			Supplemental Data:

Total return(b) (%)	Total expenses after waivers and/or reim- bursements (%)	Total expenses (%)	Net investment income (loss) (%)	Net assets, end of period (000)	Portfolio turnover rate (%)

14.09	0.98	1.02	2.72	$190,585	46
(19.56)	1.12	1.18	3.66	181,412	67
36.44	1.12	1.14	2.73	242,422	61
(11.89)	1.12	1.18	1.91	186,426	71
6.91	1.12	1.16	2.97	256,381	62

13.22	1.74	1.78	1.91	2,733	46
(20.19)	1.87	1.93	3.00	5,037	67
35.37	1.87	1.89	1.88	10,707	61
(12.58)	1.87	1.93	1.09	13,027	71
6.12	1.87	1.91	2.17	32,274	62

14.33	0.83	0.89	2.71	4,786	46
(19.45)	0.92	1.02	4.11	9,803	67
36.78	0.92	0.99	2.93	29,094	61
(11.69)	0.92	1.03	2.06	23,560	71
7.04	0.92	1.01	3.10	37,857	62

14.42	0.65	0.69	3.07	28,831	46
(19.32)	0.80	0.87	3.92	22,938	67
36.87	0.79	0.83	3.06	25,103	61
(11.57)	0.80	0.85	2.24	18,311	71
7.15	0.81	0.84	3.28	24,764	62

14.42	0.73	0.77	3.00	125,953	46
(19.33)	0.82	0.91	4.23	117,542	67
36.86	0.82	0.89	3.14	334,988	61
(11.71)	0.82	0.93	2.26	197,616	71
7.29	0.82	0.91	3.35	219,764	62

13.83	1.32	1.36	2.47	54	46
(19.92)	1.47	1.55	2.95	44	67
36.04	1.47	1.49	2.37	27	61
(12.47)	1.47	1.55	0.99	20	71
6.54	1.47	1.51	2.64	449	62

13.76	1.23	1.27	2.47	6,211	46
(19.67)	1.37	1.43	3.36	6,003	67
36.00	1.37	1.39	2.50	6,840	61
(12.00)	1.37	1.43	1.69	5,394	71
6.56	1.37	1.41	2.70	7,029	62

See Notes to Financial Statements.	171

Financial Highlights (continued)

INTERNATIONAL VALUE FUND

		Per Share Operating Performance:
		Investment Operations:			Distributions to shareholders from:
	Net asset value, beginning of period	Net investment income (loss)(a)	Net realized and unrealized gain (loss)	Total from investment operations	Net investment income	Net asset value, end of period
Class R4
10/31/2023	$6.12	$0.21	$0.66	$0.87	$(0.20)	$6.79
10/31/2022	7.98	0.27	(1.80)	(1.53)	(0.33)	6.12
10/31/2021	6.01	0.24	1.95	2.19	(0.22)	7.98
10/31/2020	6.97	0.13	(0.96)	(0.83)	(0.13)	6.01
10/31/2019	6.72	0.20	0.26	0.46	(0.21)	6.97
Class R5
10/31/2023	6.16	0.21	0.69	0.90	(0.22)	6.84
10/31/2022	8.03	0.27	(1.79)	(1.52)	(0.35)	6.16
10/31/2021	6.05	0.24	1.98	2.22	(0.24)	8.03
10/31/2020	7.01	0.14	(0.96)	(0.82)	(0.14)	6.05
10/31/2019	6.76	0.23	0.25	0.48	(0.23)	7.01
Class R6
10/31/2023	6.19	0.22	0.68	0.90	(0.22)	6.87
10/31/2022	8.06	0.29	(1.81)	(1.52)	(0.35)	6.19
10/31/2021	6.07	0.24	1.99	2.23	(0.24)	8.06
10/31/2020	7.02	0.14	(0.95)	(0.81)	(0.14)	6.07
10/31/2019	6.77	0.22	0.26	0.48	(0.23)	7.02

(a)	Calculated using average shares outstanding during the period.
(b)	Total return for Classes A and C does not consider the effects of sales loads and assumes the reinvestment of all distributions. Total return for all other classes assumes the reinvestment of all distributions.

172	See Notes to Financial Statements.

	Ratios to Average Net Assets:			Supplemental Data:

Total return(b) (%)	Total expenses after waivers and/or reim- bursements (%)	Total expenses (%)	Net investment income (loss) (%)	Net assets, end of period (000)	Portfolio turnover rate (%)

14.11	0.98	1.02	2.88	$107	46
(19.62)	1.12	1.18	3.70	109	67
36.35	1.12	1.14	2.98	153	61
(11.90)	1.12	1.17	2.05	36	71
6.92	1.12	1.17	2.99	36	62

14.49	0.73	0.77	2.94	10	46
(19.40)	0.87	0.93	3.69	14	67
36.82	0.87	0.88	3.09	15	61
(11.74)	0.87	0.91	2.20	9	71
7.16	0.87	0.89	3.36	10	62

14.43	0.65	0.69	3.01	1,608	46
(19.32)	0.80	0.87	3.97	1,374	67
36.87	0.79	0.83	3.06	1,375	61
(11.57)	0.80	0.85	2.17	952	71
7.15	0.81	0.84	3.22	1,507	62

See Notes to Financial Statements.	173

Financial Highlights (continued)

MICRO CAP GROWTH FUND

		Per Share Operating Performance:
		Investment Operations:			Distributions to shareholders from:
	Net asset value, beginning of period	Net investment income (loss)(a)	Net realized and unrealized gain (loss)	Total from investment operations	Net realized gain	Net asset value, end of period
Class A
10/31/2023	$13.86	$(0.16)	$(2.65)	$(2.81)	$–	$11.05
10/31/2022	19.36	(0.13)	(5.37)	(5.50)	–	13.86
10/31/2021	17.51	(0.25)	7.18	6.93	(5.08)	19.36
10/31/2020	13.83	(0.18)	6.23	6.05	(2.37)	17.51
10/31/2019	18.05	(0.21)	0.98	0.77	(4.99)	13.83
Class C
10/31/2023	16.70	(0.31)	(3.18)	(3.49)	–	13.21
10/31/2022	23.49	(0.30)	(6.49)	(6.79)	–	16.70
10/31/2021	20.44	(0.49)	8.62	8.13	(5.08)	23.49
8/28/2020 to 10/31/2020(c)	20.16	(0.07)	0.35	0.28	–	20.44
Class F
10/31/2023	17.07	(0.15)	(3.28)	(3.43)	–	13.64
10/31/2022	23.77	(0.12)	(6.58)	(6.70)	–	17.07
10/31/2021	20.47	(0.25)	8.63	8.38	(5.08)	23.77
8/28/2020 to 10/31/2020(c)	20.16	(0.04)	0.35	0.31	–	20.47
Class I
10/31/2023	17.07	(0.15)	(3.28)	(3.43)	–	13.64
10/31/2022	23.77	(0.12)	(6.58)	(6.70)	–	17.07
10/31/2021	20.47	(0.24)	8.62	8.38	(5.08)	23.77
10/31/2020	15.77	(0.19)	7.26	7.07	(2.37)	20.47
10/31/2019	19.84	(0.24)	1.16	0.92	(4.99)	15.77

(a)	Calculated using average shares outstanding during the period.
(b)	Total return for Classes A and C does not consider the effects of sales loads and assumes the reinvestment of all distributions. Total return for all other classes assumes the reinvestment of all distributions.
(c)	Commenced on August 28, 2020.
(d)	Not annualized.
(e)	Annualized.

174	See Notes to Financial Statements.

	Ratios to Average Net Assets:						Supplemental Data:

Total return(b) (%)	Total expenses after waivers and/or reim- bursements (%)		Total expenses (%)		Net investment income (loss) (%)		Net assets, end of period (000)	Portfolio turnover rate (%)

(20.27)	1.36		1.37		(1.16)		$24,056	121
(28.41)	1.40		1.41		(0.91)		36,107	87
47.12	1.36		1.37		(1.29)		61,063	102
51.19	1.56		1.56		(1.32)		11,747	115
8.33	1.66		1.66		(1.48)		12,590	94

(20.90)	2.12		2.13		(1.91)		4,641	121
(28.91)	2.15		2.16		(1.66)		6,827	87
46.03	2.12		2.13		(2.05)		13,532	102

1.29 (d)	2.03	(e)	2.05	(e)	(1.91	)(e)	849	115	(d)

(20.09)	1.12		1.23		(0.90)		11,019	121
(28.19)	1.15		1.25		(0.63)		41,545	87
47.39	1.12		1.22		(1.05)		167,300	102

1.49 (d)	1.10	(e)	1.20	(e)	(0.97	)(e)	12,089	115	(d)

(20.09)	1.11		1.12		(0.91)		123,214	121
(28.19)	1.15		1.16		(0.68)		149,122	87
47.39	1.11		1.12		(1.03)		155,420	102
51.47	1.44		1.45		(1.19)		90,725	115
8.34	1.66		1.66		(1.48)		119,822	94

See Notes to Financial Statements.	175

Financial Highlights (continued)

VALUE OPPORTUNITIES FUND

		Per Share Operating Performance:
		Investment Operations:				Distributions to shareholders from:
	Net asset value, beginning of period	Net invest- ment income (loss)(a)	Net realized and unrealized gain (loss)		Total from invest- ment opera- tions	Net investment income		Net realized gain	Total distri- butions
Class A
10/31/2023	$16.91	$0.05	$0.01		$0.06	$(0.11)		$(1.34)	$(1.45)
10/31/2022	23.70	0.10	(4.01)		(3.91)	–		(2.88)	(2.88)
10/31/2021	16.98	0.01	7.76		7.77	(0.05)		(1.00)	(1.05)
10/31/2020	18.62	0.05	0.39		0.44	(0.07)		(2.01)	(2.08)
10/31/2019	19.50	0.05	0.84		0.89	(0.01)		(1.76)	(1.77)
Class C
10/31/2023	13.75	(0.05)	–	(c)	(0.05)	–		(1.34)	(1.34)
10/31/2022	19.92	(0.03)	(3.26)		(3.29)	–		(2.88)	(2.88)
10/31/2021	14.47	(0.13)	6.58		6.45	–		(1.00)	(1.00)
10/31/2020	16.22	(0.06)	0.32		0.26	–		(2.01)	(2.01)
10/31/2019	17.32	(0.07)	0.73		0.66	–		(1.76)	(1.76)
Class F
10/31/2023	17.45	0.09	(0.01	)(d)	0.08	(0.13)		(1.34)	(1.47)
10/31/2022	24.37	0.14	(4.15)		(4.01)	(0.03)		(2.88)	(2.91)
10/31/2021	17.42	0.04	7.98		8.02	(0.07)		(1.00)	(1.07)
10/31/2020	19.06	0.07	0.39		0.46	(0.09)		(2.01)	(2.10)
10/31/2019	19.92	0.08	0.86		0.94	(0.04)		(1.76)	(1.80)
Class F3
10/31/2023	18.11	0.11	–	(c)	0.11	(0.16)		(1.34)	(1.50)
10/31/2022	25.16	0.18	(4.29)		(4.11)	(0.06)		(2.88)	(2.94)
10/31/2021	17.95	0.09	8.21		8.30	(0.09)		(1.00)	(1.09)
10/31/2020	19.56	0.11	0.41		0.52	(0.12)		(2.01)	(2.13)
10/31/2019	20.38	0.12	0.88		1.00	(0.06)		(1.76)	(1.82)
Class I
10/31/2023	17.93	0.10	–	(c)	0.10	(0.16)		(1.34)	(1.50)
10/31/2022	24.95	0.15	(4.24)		(4.09)	(0.05)		(2.88)	(2.93)
10/31/2021	17.82	0.06	8.16		8.22	(0.09)		(1.00)	(1.09)
10/31/2020	19.45	0.09	0.41		0.50	(0.12)		(2.01)	(2.13)
10/31/2019	20.29	0.10	0.88		0.98	(0.06)		(1.76)	(1.82)
Class P
10/31/2023	16.38	0.02	(0.01	)(d)	0.01	(0.07)		(1.34)	(1.41)
10/31/2022	23.08	0.06	(3.88)		(3.82)	–		(2.88)	(2.88)
10/31/2021	16.55	(0.03)	7.56		7.53	(–	)(c)	(1.00)	(1.00)
10/31/2020	18.20	0.02	0.37		0.39	(0.03)		(2.01)	(2.04)
10/31/2019	19.13	0.01	0.82		0.83	–		(1.76)	(1.76)
Class R2
10/31/2023	15.78	(0.01)	0.01		–	(0.05)		(1.34)	(1.39)
10/31/2022	22.37	0.03	(3.74)		(3.71)	–		(2.88)	(2.88)
10/31/2021	16.09	(0.06)	7.34		7.28	–		(1.00)	(1.00)
10/31/2020	17.75	(0.01)	0.37		0.36	(0.01)		(2.01)	(2.02)
10/31/2019	18.72	(0.01)	0.80		0.79	–		(1.76)	(1.76)

176	See Notes to Financial Statements.

		Ratios to Average Net Assets:			Supplemental Data:

Net asset value, end of period	Total return(b) (%)	Total expenses after waivers and/or reim- bursements (%)	Total expenses (%)	Net invest- ment income (loss) (%)	Net assets, end of period (000)	Portfolio turnover rate (%)

$15.52	0.12	1.18	1.18	0.31	$540,438	19
16.91	(19.11)	1.16	1.16	0.53	633,570	40
23.70	47.52	1.15	1.15	0.04	851,298	56
16.98	2.35	1.18	1.18	0.29	625,448	36
18.62	5.22	1.18	1.18	0.29	775,746	51

12.36	(0.70)	1.93	1.93	(0.40)	28,372	19
13.75	(19.70)	1.91	1.91	(0.22)	45,211	40
19.92	46.42	1.90	1.90	(0.70)	76,310	56
14.47	1.57	1.93	1.93	(0.45)	63,709	36
16.22	4.48	1.93	1.93	(0.46)	142,020	51

16.06	0.23	1.02	1.02	0.53	26,978	19
17.45	(19.01)	1.01	1.01	0.71	76,594	40
24.37	47.76	1.00	1.00	0.19	189,251	56
17.42	2.50	1.03	1.03	0.44	138,870	36
19.06	5.38	1.03	1.03	0.45	210,350	51

16.72	0.40	0.83	0.83	0.65	172,839	19
18.11	(18.83)	0.82	0.82	0.87	194,437	40
25.16	48.05	0.81	0.81	0.38	255,539	56
17.95	2.69	0.83	0.83	0.64	200,055	36
19.56	5.61	0.83	0.83	0.64	260,948	51

16.53	0.33	0.93	0.93	0.56	228,083	19
17.93	(18.88)	0.91	0.91	0.75	246,040	40
24.95	47.93	0.89	0.89	0.28	412,964	56
17.82	2.58	0.93	0.93	0.54	218,137	36
19.45	5.51	0.93	0.93	0.54	292,610	51

14.98	(0.16)	1.38	1.38	0.11	10,682	19
16.38	(19.25)	1.36	1.36	0.33	12,663	40
23.08	47.19	1.35	1.35	(0.16)	17,141	56
16.55	2.18	1.38	1.38	0.10	16,560	36
18.20	5.05	1.38	1.38	0.08	22,113	51

14.39	(0.26)	1.53	1.53	(0.04)	3,849	19
15.78	(19.38)	1.51	1.51	0.19	4,433	40
22.37	47.03	1.50	1.50	(0.30)	5,845	56
16.09	1.96	1.53	1.53	(0.06)	4,879	36
17.75	4.88	1.53	1.53	(0.07)	6,483	51

See Notes to Financial Statements.	177

Financial Highlights (concluded)

VALUE OPPORTUNITIES FUND

		Per Share Operating Performance:
		Investment Operations:			Distributions to shareholders from:
	Net asset value, beginning of period	Net invest- ment income (loss)(a)	Net realized and unrealized gain (loss)	Total from invest- ment opera- tions	Net investment income	Net realized gain	Total distri- butions
Class R3
10/31/2023	$16.10	$0.01	$0.01	$0.02	$(0.07)	$(1.34)	$(1.41)
10/31/2022	22.75	0.05	(3.82)	(3.77)	–	(2.88)	(2.88)
10/31/2021	16.33	(0.04)	7.46	7.42	–	(1.00)	(1.00)
10/31/2020	17.97	0.01	0.37	0.38	(0.01)	(2.01)	(2.02)
10/31/2019	18.92	0.01	0.80	0.81	–	(1.76)	(1.76)
Class R4
10/31/2023	16.89	0.05	– (c)	0.05	(0.11)	(1.34)	(1.45)
10/31/2022	23.67	0.10	(4.00)	(3.90)	–	(2.88)	(2.88)
10/31/2021	16.95	0.01	7.75	7.76	(0.04)	(1.00)	(1.04)
10/31/2020	18.60	0.05	0.37	0.42	(0.06)	(2.01)	(2.07)
10/31/2019	19.47	0.05	0.85	0.90	(0.01)	(1.76)	(1.77)
Class R5
10/31/2023	17.94	0.10	– (c)	0.10	(0.16)	(1.34)	(1.50)
10/31/2022	24.97	0.16	(4.26)	(4.10)	(0.05)	(2.88)	(2.93)
10/31/2021	17.83	0.06	8.17	8.23	(0.09)	(1.00)	(1.09)
10/31/2020	19.46	0.09	0.41	0.50	(0.12)	(2.01)	(2.13)
10/31/2019	20.30	0.10	0.88	0.98	(0.06)	(1.76)	(1.82)
Class R6
10/31/2023	18.10	0.11	– (c)	0.11	(0.16)	(1.34)	(1.50)
10/31/2022	25.14	0.18	(4.28)	(4.10)	(0.06)	(2.88)	(2.94)
10/31/2021	17.93	0.09	8.21	8.30	(0.09)	(1.00)	(1.09)
10/31/2020	19.55	0.11	0.40	0.51	(0.12)	(2.01)	(2.13)
10/31/2019	20.37	0.12	0.88	1.00	(0.06)	(1.76)	(1.82)

(a)	Calculated using average shares outstanding during the period.
(b)	Total return for Classes A and C does not consider the effects of sales loads and assumes the reinvestment of all distributions. Total return for all other classes assumes the reinvestment of all distributions.
(c)	Amount is less than $0.01.
(d)	Realized and unrealized gain (loss) per share does not correlate to the aggregate of the net realized and unrealized gain(loss) in the Statement of Operations, primarily due to the timing of the sales and repurchases of the Fund’s shares in relation to fluctuating market values of the Fund’s portfolio.

178	See Notes to Financial Statements.

		Ratios to Average Net Assets:			Supplemental Data:

Net asset value, end of period	Total return(b) (%)	Total expenses after waivers and/or reim- bursements (%)	Total expenses (%)	Net invest- ment income (loss) (%)	Net assets, end of period (000)	Portfolio turnover rate (%)

$14.71	(0.15)	1.43	1.43	0.07	$26,523	19
16.10	(19.31)	1.41	1.41	0.28	31,104	40
22.75	47.20	1.40	1.40	(0.20)	42,047	56
16.33	2.09	1.43	1.43	0.05	41,390	36
17.97	4.94	1.43	1.43	0.04	56,855	51

15.49	0.05	1.18	1.18	0.30	26,011	19
16.89	(19.09)	1.16	1.16	0.53	29,341	40
23.67	47.50	1.15	1.15	0.04	42,666	56
16.95	2.34	1.18	1.18	0.29	34,990	36
18.60	5.27	1.18	1.18	0.29	43,879	51

16.54	0.32	0.93	0.93	0.55	999	19
17.94	(18.91)	0.91	0.91	0.77	1,247	40
24.97	47.87	0.90	0.90	0.28	2,066	56
17.83	2.58	0.93	0.93	0.55	1,971	36
19.46	5.55	0.93	0.93	0.52	2,599	51

16.71	0.40	0.83	0.83	0.64	29,050	19
18.10	(18.80)	0.82	0.82	0.88	32,138	40
25.14	48.02	0.81	0.81	0.39	44,123	56
17.93	2.69	0.83	0.83	0.64	29,402	36
19.55	5.62	0.83	0.83	0.66	40,149	51

See Notes to Financial Statements.	179

Notes to Financial Statements

1.	ORGANIZATION

Lord Abbett Securities Trust (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company and was organized as a Delaware statutory trust on February 26, 1993.

All funds are diversified except Lord Abbett Focused Growth Fund and Lord Abbett Focused Large Cap Value Fund. This report covers the following thirteen funds (separately, a “Fund” and collectively, the “Funds”) and their respective active share classes:

Funds	Classes
Lord Abbett Alpha Strategy Fund (“Alpha Strategy Fund”)	A, C, F, F3, I, R2, R3, R4, R5 and R6
Lord Abbett Focused Growth Fund (“Focused Growth Fund”)	A, C, F, F3, I, R3, R4, R5 and R6
Lord Abbett Focused Large Cap Value Fund (“Focused Large Cap Value Fund”)	A, C, F, F3, I, R3, R4, R5 and R6
Lord Abbett Focused Small Cap Value Fund (“Focused Small Cap Value Fund”)	A, C, F, F3, I, R5 and R6
Lord Abbett Fundamental Equity Fund (“Fundamental Equity Fund”)	A, C, F, F3 I, P, R2, R3, R4, R5 and R6
Lord Abbett Global Equity Fund (“Global Equity Fund”)	A, C, F, F3, I, R3, R4, R5 and R6
Lord Abbett Growth Leaders Fund (“Growth Leaders Fund”)	A, C, F, F3, I, R2, R3, R4, R5 and R6
Lord Abbett Health Care Fund (“Health Care Fund”)	A, C, F, F3, I, R3, R4, R5 and R6
Lord Abbett International Equity Fund (“International Equity Fund”)	A, C, F, F3, I, P, R2, R3, R4, R5 and R6
Lord Abbett International Opportunities Fund (“International Opportunities Fund”)	A, C, F, F3, I, P, R2, R3, R4, R5 and R6
Lord Abbett International Value Fund (“International Value Fund”)	A, C, F, F3, I, R2, R3, R4, R5 and R6
Lord Abbett Micro-Cap Growth Fund (“Micro Cap Growth Fund”)	A, C, F and I
Lord Abbett Value Opportunities Fund (“Value Opportunities Fund”)	A, C, F, F3, I, P, R2, R3, R4, R5 and R6

The Funds’ Class P shares are closed to substantially all investors, with certain exceptions as set forth in the Funds’ prospectus.

Each of Focused Large Cap Value Fund’s, Global Equity Fund’s, Health Care Fund’s and International Equity Fund’s investment objective is to seek long-term capital appreciation. Alpha Strategy Fund’s, Focused Small Cap Value Fund’s, International Opportunities Fund’s, Micro Cap Growth Fund’s and Value Opportunities Fund’s investment objective is long-term capital appreciation. Alpha Strategy Fund invests principally in other funds (“Underlying Funds”) managed by Lord, Abbett & Co. LLC (“Lord Abbett”). Fundamental Equity Fund’s investment objective is long-term growth of capital and income without excessive fluctuations in market value. Growth Leaders Fund’s and Focused Growth Fund’s investment objective is to seek capital appreciation. International Value Fund’s investment objective is to seek a high level of total return.

Each class of shares has different expenses and dividends. A front-end sales charge is normally added to the net asset value (“NAV”) for Class A shares. There is no front-end sales charge in the case of Class C, F, F3, I, P, R2, R3, R4, R5 and R6 shares, although there may be a contingent deferred sales charge (“CDSC”) in certain cases as follows: Class A shares purchased without a sales charge and redeemed before the first day of the month in which the one-year anniversary of the purchase falls (subject to certain exceptions as set forth in each Fund’s prospectus); and Class C shares redeemed before the first anniversary of purchase. Class C shares automatically convert to Class A shares on the 25th day of the month (or, if the 25th day is not a business day, the next business day thereafter) following the eighth anniversary of the month on which the purchase order was accepted, provided that the Fund or financial intermediary through which a shareholder purchased Class C shares has records verifying that the C shares have been held at least eight years.

Notes to Financial Statements (continued)

The preparation of the financial statements in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”) requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. These Funds are considered investment companies under U.S. GAAP and follow the accounting and reporting guidance applicable to investment companies.

2.	SIGNIFICANT ACCOUNTING POLICIES

(a)	Investment Valuation–Under procedures approved by the Funds’ Board of Trustees (the “Board”), the Board has designated the determination of fair value of the Funds’ portfolio investments to Lord Abbett, as its valuation designee. Accordingly, Lord Abbett is responsible for, among other things, assessing and managing valuation risks, establishing, applying and testing fair value methodologies, and evaluating pricing services. Lord Abbett has formed a Pricing Committee that performs these responsibilities on behalf of Lord Abbett, administers the pricing and valuation of portfolio investments and ensures that prices utilized reasonably reflect fair value. Among other things, these procedures allow Lord Abbett, subject to Board oversight, to utilize independent pricing services, quotations from securities and financial instrument dealers and other market sources to determine fair value.

Securities actively traded on any recognized U.S. or non-U.S. exchange or on The NASDAQ Stock Market LLC are valued at the last sale price or official closing price on the exchange or system on which they are principally traded. Events occurring after the close of trading on non-U.S. exchanges may result in adjustments to the valuation of foreign securities to reflect their fair value as of the close of regular trading on the New York Stock Exchange (“NYSE”). When valuing foreign equity securities that meet certain criteria, the Pricing Committee uses a third-party fair valuation service that values such securities to reflect market trading that occurs after the close of the applicable foreign markets of comparable securities or other instruments that correlate to the fair-valued securities. Unlisted equity securities are valued at the last quoted sale price or, if no sale price is available, at the mean between the most recently quoted bid and ask prices. Exchange traded options and futures contracts are valued at the last quoted sale price in the market where they are principally traded. If no sale has occurred, the mean between the most recently quoted bid and ask prices is used. Swaps are valued daily using independent pricing services or quotations from broker/dealers to the extent available. Investments in the Underlying Funds are valued at their NAV each business day at the close of regular trading on the NYSE, normally 4:00 p.m. Eastern time.

Securities for which prices are not readily available are valued at fair value as determined by the Pricing Committee. The Pricing Committee considers a number of factors, including observable and unobservable inputs, when arriving at fair value. The Pricing Committee may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information to determine the fair value of portfolio investments. The Board or a designated committee thereof periodically reviews reports that may include fair value determinations made by the Pricing Committee, related market activity, inputs and assumptions, and retrospective comparison of prices of subsequent purchases and sales transactions to fair value determinations made by the Pricing Committee.

Notes to Financial Statements (continued)

Short-term securities with 60 days or less remaining to maturity are valued using the amortized cost method, which approximates fair value. Investments in open-end money market mutual funds are valued at their NAV as of the close of each business day.

(b)	Security Transactions–Security transactions are recorded as of the date that the securities are purchased or sold (trade date). Realized gains and losses on sales of portfolio securities are calculated using the identified-cost method. Realized and unrealized gains (losses) are allocated to each class of shares based upon the relative proportion of net assets at the beginning of the day.

(c)	Investment Income–Dividend income is recorded on the ex-dividend date. Interest income is recorded on the accrual basis as earned. Discounts are accreted and premiums are amortized using the effective interest method and are included in Interest and other, if applicable, in the Statements of Operations. Investment income is allocated to each class of shares based upon the relative proportion of net assets at the beginning of the day.

(d)	Income Taxes–It is the policy of each Fund to meet the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all taxable income and capital gains to its shareholders. Therefore, no income tax provision is required.

Each Fund files U.S. federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on each Fund’s filed U.S. federal tax returns remains open for the fiscal years ended October 31, 2020 through October 31, 2023. The statutes of limitations on the Trust’s state and local tax returns may remain open for an additional year depending upon the Funds’ jurisdiction.

(e)	Expenses–Expenses incurred by the Trust that do not specifically relate to an individual fund are generally allocated to the Funds within the Trust on a pro rata basis by relative net assets. Expenses, excluding class-specific expenses, are allocated to each class of shares based upon the relative proportion of net assets at the beginning of the day. In addition, Class F3 and R6 bear only their class-specific shareholder servicing expenses. Class A, C, F, P, R2, R3 and R4 shares bear their class-specific share of all expenses and fees relating to the Funds’ 12b-1 Distribution Plan.

(f)	Foreign Transactions–The books and records of each Fund are maintained in U.S. dollars and transactions denominated in foreign currencies are recorded in each Fund’s records at the rate prevailing when earned or recorded. Asset and liability accounts that are denominated in foreign currencies are adjusted daily to reflect current exchange rates and any unrealized gain (loss), if applicable, is included in Net change in unrealized appreciation/depreciation on translation of assets and liabilities denominated in foreign currencies in each Fund’s Statement of Operations. The resultant exchange gains and losses upon settlement of such transactions, if applicable, are included in Net realized gain (loss) on foreign currency related transactions in each Fund’s Statement of Operations. The Funds do not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the changes in market prices of the securities.

Each Fund uses foreign currency exchange contracts to facilitate transactions in foreign-denominated securities. Losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts’ terms.

Notes to Financial Statements (continued)

(g)	Forward Foreign Currency Exchange Contracts–Each Fund may enter into forward foreign currency exchange contracts in order to reduce exposure to changes in foreign currency exchange rates on foreign portfolio holdings, or gain or reduce exposure to foreign currency solely for investment purposes. A forward foreign currency exchange contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated rate. The contracts are valued daily at forward exchange rates and any unrealized gain (loss), if applicable, is included in Net change in unrealized appreciation/depreciation on forward foreign currency exchange contracts in each Fund’s Statement of Operations. The gain (loss) arising from the difference between the U.S. dollar cost of the original contract and the value of the forward foreign currency in U.S. dollars upon closing of such contracts is included, if applicable, in Net realized gain (loss) on forward foreign currency exchange contracts in each Fund’s Statement of Operations.

(h)	Futures Contracts–Each Fund may purchase and sell futures contracts to enhance returns, to attempt to economically hedge some of its investment risk, or as a substitute position in lieu of holding the underlying asset on which the instrument is based. At the time of entering into a futures transaction, an investor is required to deposit and maintain a specified amount of cash or eligible securities called “initial margin.” Subsequent payments made or received by the Funds called “variation margin” are made on a daily basis as the market price of the futures contract fluctuates. Each Fund will record an unrealized gain (loss) based on the amount of variation margin. When a contract is closed, a realized gain (loss) is recorded equal to the difference between the opening and closing value of the contract.

(i)	Repurchase Agreements–Each Fund may enter into repurchase agreements with respect to securities. A repurchase agreement is a transaction in which a fund acquires a security and simultaneously commits to resell that security to the seller (a bank or securities dealer) at an agreed-upon price on an agreed-upon date. Each Fund requires at all times that the repurchase agreement be collateralized by cash, or by securities of the U.S. Government, its agencies, its instrumentalities, or U.S. Government sponsored enterprises having a value equal to, or in excess of, the value of the repurchase agreement (including accrued interest). If the seller of the agreement defaults on its obligation to repurchase the underlying securities at a time when the fair value of these securities has declined, a Fund may incur a loss upon disposition of the securities.

(j)	When-Issued or Forward Transactions–Each Fund may purchase portfolio securities on a when-issued or forward basis. When-issued or forward transactions involve a commitment by a Fund to purchase securities, with payment and delivery (“settlement”) to take place in the future, in order to secure what is considered to be an advantageous price or yield at the time of entering into the transaction. During the period between purchase and settlement, the fair value of the securities will fluctuate and assets consisting of cash and/or marketable securities (normally short-term U.S. Government or U.S. Government sponsored enterprise securities) marked to market daily in an amount sufficient to make payment at settlement will be segregated at each Fund’s custodian in order to pay for the commitment. At the time each Fund makes the commitment to purchase a security on a when-issued basis, it will record the transaction and reflect the liability for the purchase and fair value of the security in determining its NAV. Each Fund, generally, has the ability to close out a purchase obligation on or before the settlement date rather than take delivery of the security. Under no circumstances will settlement for such securities take place more than 120 days after the purchase date.

Notes to Financial Statements (continued)

(k)	Total Return Swap Contracts–Each Fund may enter into total return swap contract agreements to obtain exposure to a security or market without owning such security or investing directly in that market. Each Fund may agree to make payments that are the equivalent of interest in exchange for the right to receive payments equivalent to any appreciation in the value of an underlying security, index or other asset, as well as receive payments equivalent to any distributions made on that asset, over the term of the swap contract. If the value of the asset underlying a total return swap contract declines over the term of the swap contract, each Fund also may be required to pay an amount equal to that decline in value to its counterparty.

(l)	Fair Value Measurements–Fair value is defined as the price that each Fund would receive upon selling an investment or transferring a liability in an orderly transaction to an independent buyer in the principal or most advantageous market of the investment. A three-tier hierarchy is used to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk - for example, the risk inherent in a particular valuation technique used to measure fair value (such as a pricing model) and/or the risk inherent in the inputs to the valuation technique. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability. Observable inputs are based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability. Unobservable inputs are based on the best information available in the circumstances. The three-tier hierarchy classification is determined based on the lowest level of inputs that is significant to the fair value measurement, and is summarized in the three broad Levels listed below:

•	Level 1 –	unadjusted quoted prices in active markets for identical investments;

•	Level 2 –	other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.); and

•	Level 3 –	significant unobservable inputs (including each Fund’s own assumptions in determining the fair value of investments).

A summary of inputs used in valuing each Fund’s investments as of October 31, 2023 and, if applicable, Level 3 rollforwards for the fiscal year then ended is included in each Fund’s Schedule of Investments.

Changes in valuation techniques may result in transfers into or out of an assigned level within the three-tier hierarchy. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

(m)	Foreign Taxes–The Funds may be subject to foreign taxes (a portion of which may be reclaimable) on income, stock dividend, capital gains on investments, or certain foreign currency transactions. All foreign taxes are recorded in accordance with the applicable tax regulations and rates that exist in foreign jurisdictions which each Fund invests. These foreign taxes, if any, are paid by each Fund and reflected in its Statement of Operations as follows: foreign taxes withheld at source are presented as a reduction of income, foreign taxes on securities lending income and foreign taxes on stock dividends are presented as a reduction of dividends, and foreign taxes on gains from sales of investments and foreign taxes on currency

Notes to Financial Statements (continued)

transactions are included in their respective net realized gain (loss) categories. Foreign taxes payable or deferred as of October 31, 2023, if any, are disclosed on the Statements of Assets and Liabilities.

The Funds file withholding tax reclaims in certain jurisdictions to recover a portion of amounts previously withheld. The Funds may record a reclaim receivable based on collectability, which includes factors such as the jurisdiction applicable to the laws, payment history and market convention. The Statements of Operations include tax reclaims recorded as well as professional and other fees, if any, associated with recovery of foreign withholding taxes.

3.	MANAGEMENT FEE AND OTHER TRANSACTIONS WITH AFFILIATES

Management Fee

The Trust has a management agreement with Lord Abbett, pursuant to which Lord Abbett provides each Fund with investment management services and executive and other personnel, provides office space and pays for ordinary and necessary office and clerical expenses relating to research and statistical work and supervision of each Fund’s investment portfolio. The management fee is accrued daily and payable monthly.

The management fee is based on each Fund’s average daily net assets at the following annual rates:

Alpha Strategy Fund*	.10%

*	Lord Abbett is voluntarily waiving the entire management fee of .10%. Lord Abbett may discontinue the voluntary waiver at any time without notice.

Focused Growth Fund

First $1 billion	.65%
Next $1 billion	.63%
Next $5 billion	.60%
Over $7 billion	.59%

Focused Large Cap Value Fund

First $1 billion	.59%
Over $1 billion	.53%

Focused Small Cap Value Fund	.80%

Fundamental Equity Fund

First $200 million	.75%
Next $300 million	.65%
Over $500 million	.50%

Global Equity Fund

First $1 billion	.45%
Next $2 billion	.43%
Over $3 billion	.41%

Growth Leaders Fund

First $2 billion	.55%
Over $2 billion	.50%

Health Care Fund

First $1 billion	.62%
Over $1 billion	.51%

Notes to Financial Statements (continued)

International Equity Fund(1)

First $1 billion	.45%
Over $1 billion	.40%

International Opportunities Fund

First $1 billion	.75%
Next $1 billion	.70%
Over $2 billion	.65%

International Value Fund(1)

First $1 billion	.50%
Over $1 billion	.48%

Micro Cap Growth Fund	.90%

Value Opportunities Fund

First $1 billion	.75%
Next $1 billion	.70%
Next $3 billion	.65%
Over $5 billion	.58%

(1)	Prior to December 9, 2022, the management fee is based on the Fund’s average daily net assets at the following annual rates:
	First $1 billion	.70%
	Next $1 billion	.65%
	Over $2 billion	.60%

For the fiscal year ended October 31, 2023, the net effective management fee, net of any applicable waivers, was at the following annualized rate of each Fund’s average daily net assets:

Net Effective Management Fee
Alpha Strategy Fund	.00%
Focused Growth Fund	.03%
Focused Large Cap Value Fund	.00%
Focused Small Cap Value Fund	.76%
Fundamental Equity Fund	.55%
Global Equity Fund	.00%
Growth Leaders Fund	.52%
Health Care Fund	.00%
International Equity Fund	.47%
International Opportunities Fund	.75%
International Value Fund	.52%
Micro Cap Growth Fund	.90%
Value Opportunities Fund	.74%

Notes to Financial Statements (continued)

In addition, Lord Abbett provides certain administrative services to each Fund pursuant to an Administrative Services Agreement in return for a fee at an annual rate of .04 of each Fund’s average daily net assets. The fund administration fee is accrued daily and payable monthly. Lord Abbett voluntarily waived the following fund administration fees for the fiscal year ended October 31, 2023.

Fund	Fund Administration Fee
Alpha Strategy Fund	$40,882
Focused Growth Fund	5,163
Focused Large Cap Value Fund	6,648
Focused Small Cap Value Fund	7,455
Fundamental Equity Fund	6,586
Global Equity Fund	41,266
Growth Leaders Fund	35,919
Health Care Fund	1,072
International Equity Fund	117,851
International Opportunities Fund	110,759
International Value Fund	140,120
Micro Cap Growth Fund	16,561
Value Opportunities Fund	22,379

For the fiscal year ended October 31, 2023, and continuing through February 29, 2024 (unless otherwise noted), Lord Abbett has contractually agreed to waive its fees and reimburse expenses to the extent necessary to limit total net annual operating expenses, excluding certain of the Funds’ expenses to the following annual rates:

	Effective March 1, 2023			Prior to March 1, 2023
	Classes			Classes
Fund	A, C, P, R2, R3, R4 and R5	F and I	F3 and R6	A, C, P, R2, R3, R4 and R5	F and I	F3 and R6
Focused Growth Fund	.80%	.80%	.67%	.80%	.80%	.71%
Focused Large Cap Value Fund	.71%	.71%	.71%	.71%	.71%	.71%
Focused Small Cap Value Fund	1.03%	1.03%	.97%	1.03%	1.03%	1.01%
Global Equity Fund	.65%	.65%	.58%	.65%	.65%	.58%
Health Care Fund	.78%	.78%	.61%	.78%	.78%	.66%
International Equity Fund(1)	–%	–%	–%	.92%	.86%	.84%
International Value Fund(1)	–%	–%	–%	.87%	.82%	.81%

(1)	Effective March 1, 2023, the contractual fee waiver and expense reimbursement agreement was discontinued.

All contractual fee waivers and expense reimbursement agreements between the Funds and Lord Abbett may be terminated only upon the approval of the Board.

Notes to Financial Statements (continued)

12b-1 Distribution Plan

Each Fund has adopted a distribution plan with respect to Class A, C, F, P, R2, R3 and R4 shares pursuant to Rule 12b-1 under the Act, which provides for the payment of ongoing distribution and service fees to Lord Abbett Distributor LLC (the “Distributor”), an affiliate of Lord Abbett. The distribution and service fees are accrued daily and paid monthly. The following annual rates have been authorized by the Board pursuant to the plan:

Fees*	Class A	Class C	Class F	(1)(2)	Class P	(3)	Class R2	Class R3	Class R4
Service	.25%	.25%	–		.25%		.25%	.25%	.25%
Distribution	–	.75%	.10%		.20%		.35%	.25%	–

*	The Funds may designate a portion of the aggregate fee as attributable to service activities for purposes of calculating Financial Industry Regulatory Authority, Inc. sales charge limitations.
(1)	The Class F shares Rule 12b-1 fee may be designated as a service fee in limited circumstances as described in the Funds’ prospectus.
(2)	For the fiscal year ended October 31, 2023 and continuing through February 29, 2024, the Distributor has contractually agreed to waive Focused Growth Fund’s, Focused Large Cap Value Fund’s, Focused Small Cap Value Fund’s, Growth Leaders Fund’s, Health Care Fund’s and Micro Cap Growth Fund’s 0.10% Rule 12b-1 fee for Class F shares. These agreements may be terminated only by the Funds’ Board.
(3)	Fundamental Equity Fund, International Equity Fund, International Opportunities Fund and Value Opportunities Fund only.

Class F3, Class I, Class R5 and Class R6 shares do not have a distribution plan.

Commissions

The Distributor received the following commissions on sales of shares of the Funds, after concessions were paid to authorized dealers, for the fiscal year ended October 31, 2023:

	Distributor Commissions	Dealers’ Concessions
Alpha Strategy Fund	$26,817	$151,415
Focused Growth Fund	5,825	33,742
Focused Large Cap Value Fund	3,965	22,047
Focused Small Cap Value Fund	3,546	20,096
Fundamental Equity Fund	40,357	226,376
Global Equity Fund	1,489	8,083
Growth Leaders Fund	301,153	1,771,071
Health Care Fund	2,315	13,103
International Equity Fund	13,653	76,599
International Opportunities Fund	6,824	37,799
International Value Fund	18,785	108,807
Micro Cap Growth Fund	1,836	10,906
Value Opportunities Fund	35,452	200,655

The Distributor received the following amounts of CDSCs for the fiscal year ended October 31, 2023:

	Class A	Class C
Alpha Strategy Fund	$3,546	$2,364
Focused Growth Fund	–	–
Focused Large Cap Value Fund	–	543
Focused Small Cap Value Fund	975	452
Fundamental Equity Fund	6,386	559
Global Equity Fund	–	5
Growth Leaders Fund	25,334	33,777
Health Care Fund	–	–
International Equity Fund	38,875	105
International Opportunities Fund	197	112
International Value Fund	671	648
Micro Cap Growth Fund	–	139
Value Opportunities Fund	1,421	812

Notes to Financial Statements (continued)

One Trustee and certain of the Trust’s officers have an interest in Lord Abbett.

Other Related Parties

As of October 31, 2023, the percentage of Focused Small Cap Value Fund’s, Fundamental Equity Fund’s, Growth Leaders Fund’s, International Equity Fund’s, International Opportunities Fund’s, International Value Fund’s, Micro Cap Growth Fund’s and Value Opportunities Fund’s outstanding shares owned by each Fund of Funds were as follows:

Fund of Funds	Focused Small Cap Value Fund	Funda- mental Equity Fund	Growth Leaders Fund	Inter- national Equity Fund	Inter- national Oppor- tunities Fund	Inter- national Value Fund	Micro Cap Growth Fund	Value Oppor- tunities Fund
Alpha Strategy Fund	54.83%	–	–	–	37.28%	–	28.14%	9.58%
Multi-Asset Balanced Opportunity Fund	–	19.03%	3.29%	26.21%	–	19.16%	–	–
Multi-Asset Income Fund	–	4.77%	0.71%	12.73%	–	8.61%	–	–

4.	DISTRIBUTIONS AND TAX INFORMATION

Dividends are paid from net investment income, if any. Capital gain distributions are paid from taxable net realized gains from investments transactions, reduced by allowable capital loss carryforwards, if any. The capital loss carryforward amount, if any, is available to offset future net capital gains. Dividends and distributions to shareholders are recorded on the ex-dividend date. The amounts of dividends and distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. These book/tax differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the components of net assets based on their federal tax basis treatment; temporary differences do not require reclassification. Dividends and distributions, which exceed earnings and profits for tax purposes, are reported as a tax return of capital.

The tax character of distributions paid during the fiscal year ended October 31, 2023 was as follows:

Fund	Tax-Exempt Income	Ordinary Income	Net Long-Term Capital Gains	Return of Capital	Total Distributions Paid
Alpha Strategy Fund	$–	$ 2,368,621	$ 39,382,468	$–	$41,751,089
Focused Large Cap Value Fund	–	250,005	–	5,968,183	6,218,188
Focused Small Cap Value Fund	–	748,091	4,263,823	–	5,011,914
Fundamental Equity Fund	–	23,756,230	79,919,869	–	103,676,099
Global Equity Fund	–	85,692	3,481	–	89,173
Health Care Fund	–	6,131	–	–	6,131
International Equity Fund	–	6,337,912	–	–	6,337,912
International Opportunities Fund	–	5,793,915	–	–	5,793,915
International Value Fund	–	11,229,780	–	–	11,229,780
Value Opportunities Fund	–	9,033,085	100,780,285	–	109,813,370

Notes to Financial Statements (continued)

The tax character of distributions paid during the fiscal year ended October 31, 2022 was as follows:

Fund	Tax-Exempt Income	Ordinary Income	Net Long-Term Capital Gains	Return of Capital	Total Distributions Paid
Alpha Strategy Fund	$–	$ 12,006,583	$32,798,605	$–	$44,805,188
Focused Growth Fund	–	5,658,041	1,575,680	–	7,233,721
Focused Large Cap Value Fund	–	126,421,078	25,264,481	–	151,685,559
Focused Small Cap Value Fund	–	13,325,327	8,108,524	–	21,433,851
Fundamental Equity Fund	–	19,219,878	209,608,998	–	228,828,876
Global Equity Fund	–	965,362	660,919	–	1,626,281
Growth Leaders Fund	–	684,518,562	1,278,899,243	–	1,963,417,805
Health Care Fund	–	143,097	385,484	–	528,581
International Equity Fund	–	5,415,746	40,771,804	–	46,187,550
International Opportunities Fund	–	10,755,670	–	–	10,755,670
International Value Fund	–	25,093,884	–	–	25,093,884
Value Opportunities Fund	–	27,557,855	205,400,944	–	232,958,799

As of October 31, 2023, the components of accumulated earnings/(losses) on a tax basis were as follows:

Fund	Undistributed Tax-Exempt Income	Undistributed Ordinary Income	Undistributed Net Long-Term Capital Gains	Accumulated Capital and Other Losses	Unrealized Appreciation/ (Depreciation)*	Other Temporary Differences	Total Accumulated Earnings/ (Losses) - Net
Alpha Strategy Fund	$–	$–	$2,343,120	$(1,945,049)	$(120,711,269)	$(126,938)	$(120,440,136)
Focused Growth Fund	–	–	–	(12,067,109)	4,356,368	(6,974)	(7,717,715)
Focused Large Cap Value Fund	–	–	–	(1,058,107)	675,025	(22,185)	(405,267)
Focused Small Cap Value Fund	–	181,693	–	(1,291,793)	(2,727,459)	(18,387)	(3,855,946)
Fundamental Equity Fund	–	14,603,403	–	–	252,276,276	(486,579)	266,393,100
Global Equity Fund	–	146,005	–	(396,216)	832,782	(906)	581,665
Growth Leaders Fund	–	–	–	(1,631,954,650)	673,355,099	(460,887)	(959,060,438)
Health Care Fund	–	–	–	(1,184,609)	309,460	(3,086)	(878,235)
International Equity Fund	–	5,668,971	–	(14,878,866)	12,967,414	(89,868)	3,667,651
International Opportunities Fund	–	4,439,883	–	(51,404,467)	(22,656,546)	(71,230)	(69,692,360)
International Value Fund	–	1,560,399	–	(417,017,529)	(14,510,009)	(132,643)	(430,099,782)
Micro Cap Growth Fund	–	–	–	(97,492,293)	11,611,704	(22,385)	(85,902,974)
Value Opportunities Fund	–	2,929,770	13,630,428	–	102,741,010	(309,901)	118,991,307

*	The difference between book-basis and tax-basis unrealized appreciation/(depreciation) is attributable to the tax treatment of certain securities, certain distributions, other financial instruments, and wash sales.

Notes to Financial Statements (continued)

Net capital losses recognized by the Funds may be carried forward indefinitely and retain their character as short-term and/or long-term losses. Capital losses incurred that will be carried forward are as follows:

Fund	Short-Term Losses	Long-Term Losses	Net Capital Losses
Focused Growth Fund	$(11,636,663)	$(241,079)	$(11,877,742)
Focused Large Cap Value Fund	(117,980)	(940,127)	(1,058,107)
Focused Small Cap Value Fund	–	(1,291,793)	(1,291,793)
Global Equity Fund	(147,657)	(248,559)	(396,216)
Growth Leaders Fund	(1,599,701,673)	(8,825,999)	(1,608,527,672)
Health Care Fund	(1,061,074)	(119,940)	(1,181,014)
International Equity Fund	(14,878,866)	–	(14,878,866)
International Opportunities Fund	(27,951,304)	(23,453,163)	(51,404,467)
International Value Fund	(210,739,284)	(206,278,245)	(417,017,529)
Micro Cap Growth Fund	(95,738,863)	–	(95,738,863)

At the Fund’s election, certain losses incurred within the taxable year are deemed to arise on the first business day of the Fund’s next taxable year. The Funds incurred and will elect to defer qualified late-year ordinary losses and/or post-October capital losses as follows:

Fund	Late-Year Ordinary Losses	Short-Term Losses	Long-Term Losses
Alpha Strategy Fund	$(1,945,049)	$–	$–
Focused Growth Fund	(189,367)	–	–
Growth Leaders Fund	(23,426,978)	–	–
Health Care Fund	(3,595)	–	–
Micro Cap Growth Fund	(1,753,430)	–	–

As of October 31, 2023, the tax cost of investments and the breakdown of unrealized appreciation/(depreciation) for each Fund were as follows:

Fund	Tax Cost of Investments	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation/ (Depreciation)
Alpha Strategy Fund	$652,948,807	$–	$(120,711,269)	$(120,711,269)
Focused Growth Fund	26,330,165	4,933,297	(576,929)	4,356,368
Focused Large Cap Value Fund	18,212,124	2,150,063	(1,475,324)	674,739
Focused Small Cap Value Fund	102,200,070	13,199,764	(15,926,486)	(2,726,722)
Fundamental Equity Fund	1,495,948,635	376,243,643	(123,965,839)	252,277,804
Global Equity Fund	13,074,381	2,040,465	(1,207,442)	833,023
Growth Leaders Fund	4,104,043,761	751,488,740	(78,133,641)	673,355,099
Health Care Fund	6,696,462	934,680	(625,237)	309,443
International Equity Fund	283,090,278	29,629,184	(16,438,784)	13,190,400
International Opportunities Fund	314,224,428	22,333,997	(44,627,756)	(22,293,759)
International Value Fund	373,030,629	22,738,468	(37,191,901)	(14,453,433)
Micro Cap Growth Fund	157,579,483	27,378,897	(15,767,193)	11,611,704
Value Opportunities Fund	991,888,729	216,032,181	(113,291,171)	102,741,010

Notes to Financial Statements (continued)

Permanent items identified, as shown below, have been reclassified among the components of net assets based on their tax treatment. The permanent differences are primarily attributable to tax treatment of net investment loss and certain distributions.

Fund	Total Distributable Earnings (Losses)	Paid-in Capital
Alpha Strategy Fund	$(1,229,490)	$1,229,490
Focused Growth Fund	204,548	(204,548)
Focused Large Cap Value Fund	81,823	(81,823)
Fundamental Equity Fund	(14,644)	14,644
Growth Leaders Fund	22,859,798	(22,859,798)
Micro Cap Growth Fund	125,781	(125,781)
Value Opportunities Fund	(1,980,919)	1,980,919

5.	PORTFOLIO SECURITIES TRANSACTIONS

Purchases and sales of investment securities (excluding short-term investments) for the fiscal year ended October 31, 2023 were as follows:

	Purchases	Sales
Alpha Strategy Fund	$25,118,803	$113,733,449
Focused Growth Fund	54,855,313	57,910,762
Focused Large Cap Value Fund	13,216,313	12,663,413
Focused Small Cap Value Fund	64,939,361	94,932,939
Fundamental Equity Fund	501,083,910	689,549,596
Global Equity Fund	11,559,626	7,601,325
Growth Leaders Fund	6,181,477,707	7,264,351,958
Health Care Fund	6,361,799	5,279,711
International Equity Fund	326,565,328	333,629,828
International Opportunities Fund	121,067,717	167,861,704
International Value Fund	172,220,132	199,075,726
Micro Cap Growth Fund	260,089,050	287,722,398
Value Opportunities Fund	230,043,889	423,339,558

There were no purchases or sales of U.S. Government securities for the fiscal year ended October 31, 2023.

Each Fund is permitted to purchase and sell securities (“cross-trade”) from and to other Lord Abbett funds or client accounts pursuant to procedures approved by the Board in compliance with Rule 17a-7 under the Act (the “Rule”). Each cross-trade is executed at a fair market price in compliance with provisions of the Rule. For the fiscal year ended October 31, 2023, the following Funds engaged in cross trades:

Fund	Purchases	Sales	Gain (Loss)
Focused Growth Fund	$45,212	$–	$–
Focused Large Cap Value Fund	–	26,566	(1,822)
Fundamental Equity Fund	–	1,333,454	(45,064)
Growth Leaders Fund	3,535,717	–	–
International Equity Fund	153,714	–	–
International Value Fund	–	153,714	65,986
Micro Cap Growth Fund	1,498,051	–	–

Notes to Financial Statements (continued)

6.	DISCLOSURES ABOUT OFFSETTING ASSETS AND LIABILITIES

The Financial Accounting Standards Board requires disclosures intended to help better assess the effect or potential effect of offsetting arrangements on a fund’s financial position. The following tables illustrate gross and net information about recognized assets and liabilities eligible for offset in the Statements of Assets and Liabilities; and disclose such amounts subject to an enforceable master netting agreement or similar agreement, by the counterparty. A master netting agreement is an agreement between a fund and the counterparty which provides for the net settlement of amounts owed under all contracts traded under that agreement, as well as cash collateral, through a single payment by one party to the other in the event of default on or termination of any one contract. The Funds’ accounting policy with respect to balance sheet offsetting is that, absent an event of default by the counterparty or a termination of the agreement, the master netting agreement does not result in an offset of reported amounts of financial assets and liabilities in the Statements of Assets and Liabilities across transactions between the Funds and the applicable counterparty:

		Alpha Strategy Fund
Description	Gross Amounts of Recognized Assets	Gross Amounts Offset in the Statement of Assets and Liabilities	Net Amounts of Assets Presented in the Statement of Assets and Liabilities
Repurchase Agreements	$555,994	$–	$555,994
Total	$555,994	$–	$555,994

	Net Amount of Assets Presented in	Amounts Not Offset in the Statement of Assets and Liabilities
Counterparty	the Statement of Assets and Liabilities	Financial Instruments	Cash Collateral Received(a)	Securities Collateral Received(a)	Net Amount
Fixed Income Clearing Corp.	$555,994	$–	$–	$(555,994)	$–
Total	$555,994	$–	$–	$(555,994)	$–

		Focused Growth Fund
Description	Gross Amounts of Recognized Assets	Gross Amounts Offset in the Statement of Assets and Liabilities	Net Amounts of Assets Presented in the Statement of Assets and Liabilities
Repurchase Agreements	$177,290	$–	$177,290
Total	$177,290	$–	$177,290

	Net Amount of Assets Presented in	Amounts Not Offset in the Statement of Assets and Liabilities
Counterparty	the Statement of Assets and Liabilities	Financial Instruments	Cash Collateral Received(a)	Securities Collateral Received(a)	Net Amount(b)
Fixed Income Clearing Corp.	$177,290	$–	$–	$(177,290)	$–
Total	$177,290	$–	$–	$(177,290)	$–

Notes to Financial Statements (continued)

		Focused Small Cap Value Fund
Description	Gross Amounts of Recognized Assets	Gross Amounts Offset in the Statement of Assets and Liabilities	Net Amounts of Assets Presented in the Statement of Assets and Liabilities
Repurchase Agreements	$809,295	$–	$809,295
Total	$809,295	$–	$809,295

	Net Amount of Assets Presented in	Amounts Not Offset in the Statement of Assets and Liabilities
Counterparty	the Statement of Assets and Liabilities	Financial Instruments	Cash Collateral Received(a)	Securities Collateral Received(a)	Net Amount(b)
Fixed Income Clearing Corp.	$809,295	$–	$–	$(809,295)	$–
Total	$809,295	$–	$–	$(809,295)	$–

		Fundamental Equity Fund
Description	Gross Amounts of Recognized Assets	Gross Amounts Offset in the Statement of Assets and Liabilities	Net Amounts of Assets Presented in the Statement of Assets and Liabilities
Repurchase Agreements	$16,017,952	$–	$16,017,952
Total	$16,017,952	$–	$16,017,952

	Net Amount of Assets Presented in	Amounts Not Offset in the Statement of Assets and Liabilities
Counterparty	the Statement of Assets and Liabilities	Financial Instruments	Cash Collateral Received(a)	Securities Collateral Received(a)	Net Amount(b)
Fixed Income Clearing Corp.	$16,017,952	$–	$–	$(16,017,952)	$–
Total	$16,017,952	$–	$–	$(16,017,952)	$–

		Global Equity Fund
Description	Gross Amounts of Recognized Assets	Gross Amounts Offset in the Statement of Assets and Liabilities	Net Amounts of Assets Presented in the Statement of Assets and Liabilities
Repurchase Agreements	$144,851	$–	$144,851
Total	$144,851	$–	$144,851

	Net Amount of Assets Presented in	Amounts Not Offset in the Statement of Assets and Liabilities
Counterparty	the Statement of Assets and Liabilities	Financial Instruments	Cash Collateral Received(a)	Securities Collateral Received(a)	Net Amount(b)
Fixed Income Clearing Corp.	$144,851	$–	$–	$(144,851)	$–
Total	$144,851	$–	$–	$(144,851)	$–

Notes to Financial Statements (continued)

		Growth Leaders Fund
Description	Gross Amounts of Recognized Assets	Gross Amounts Offset in the Statement of Assets and Liabilities	Net Amounts of Assets Presented in the Statement of Assets and Liabilities
Repurchase Agreements	$71,933,220	$–	$71,933,220
Total	$71,933,220	$–	$71,933,220

	Net Amount of Assets Presented in	Amounts Not Offset in the Statement of Assets and Liabilities
Counterparty	the Statement of Assets and Liabilities	Financial Instruments	Cash Collateral Received(a)	Securities Collateral Received(a)	Net Amount(b)
Fixed Income Clearing Corp.	$71,933,220	$–	$–	$(71,933,220)	$–
Total	$71,933,220	$–	$–	$(71,933,220)	$–

		Health Care Fund
Description	Gross Amounts of Recognized Assets	Gross Amounts Offset in the Statement of Assets and Liabilities	Net Amounts of Assets Presented in the Statement of Assets and Liabilities
Repurchase Agreements	$356,867	$–	$356,867
Total	$356,867	$–	$356,867

	Net Amount of Assets Presented in	Amounts Not Offset in the Statement of Assets and Liabilities
Counterparty	the Statement of Assets and Liabilities	Financial Instruments	Cash Collateral Received(a)	Securities Collateral Received(a)	Net Amount(b)
Fixed Income Clearing Corp.	$356,867	$–	$–	$(356,867)	$–
Total	$356,867	$–	$–	$(356,867)	$–

		International Equity Fund
Description	Gross Amounts of Recognized Assets	Gross Amounts Offset in the Statement of Assets and Liabilities	Net Amounts of Assets Presented in the Statement of Assets and Liabilities
Repurchase Agreements	$18,707,930	$–	$18,707,930
Total	$18,707,930	$–	$18,707,930

	Net Amount of Assets Presented in	Amounts Not Offset in the Statement of Assets and Liabilities
Counterparty	the Statement of Assets and Liabilities	Financial Instruments	Cash Collateral Received(a)	Securities Collateral Received(a)	Net Amount(b)
Fixed Income Clearing Corp.	$18,707,930	$–	$–	$(18,707,930)	$–
Total	$18,707,930	$–	$–	$(18,707,930)	$–

Notes to Financial Statements (continued)

		International Opportunities Fund
Description	Gross Amounts of Recognized Assets	Gross Amounts Offset in the Statement of Assets and Liabilities	Net Amounts of Assets Presented in the Statement of Assets and Liabilities
Repurchase Agreements	$17,620,130	$–	$17,620,130
Total	$17,620,130	$–	$17,620,130

	Net Amount of Assets Presented in	Amounts Not Offset in the Statement of Assets and Liabilities
Counterparty	the Statement of Assets and Liabilities	Financial Instruments	Cash Collateral Received(a)	Securities Collateral Received(a)	Net Amount(b)
Fixed Income Clearing Corp.	$17,620,130	$–	$–	$(17,620,130)	$–
Total	$17,620,130	$–	$–	$(17,620,130)	$–

		International Value Fund
Description	Gross Amounts of Recognized Assets	Gross Amounts Offset in the Statement of Assets and Liabilities	Net Amounts of Assets Presented in the Statement of Assets and Liabilities
Repurchase Agreements	$14,456,289	$–	$14,456,289
Total	$14,456,289	$–	$14,456,289

	Net Amount of Assets Presented in	Amounts Not Offset in the Statement of Assets and Liabilities
Counterparty	the Statement of Assets and Liabilities	Financial Instruments	Cash Collateral Received(a)	Securities Collateral Received(a)	Net Amount(b)
Fixed Income Clearing Corp.	$14,456,289	$–	$–	$(14,456,289)	$–
Total	$14,456,289	$–	$–	$(14,456,289)	$–

		Micro Cap Growth Fund
Description	Gross Amounts of Recognized Assets	Gross Amounts Offset in the Statement of Assets and Liabilities	Net Amounts of Assets Presented in the Statement of Assets and Liabilities
Repurchase Agreements	$2,469,841	$–	$2,469,841
Total	$2,469,841	$–	$2,469,841

	Net Amount of Assets Presented in	Amounts Not Offset in the Statement of Assets and Liabilities
Counterparty	the Statement of Assets and Liabilities	Financial Instruments	Cash Collateral Received(a)	Securities Collateral Received(a)	Net Amount(b)
Fixed Income Clearing Corp.	$2,469,841	$–	$–	$(2,469,841)	$–
Total	$2,469,841	$–	$–	$(2,469,841)	$–

Notes to Financial Statements (continued)

		Value Opportunities Fund
Description	Gross Amounts of Recognized Assets	Gross Amounts Offset in the Statement of Assets and Liabilities	Net Amounts of Assets Presented in the Statement of Assets and Liabilities
Repurchase Agreements	$17,229,742	$–	$17,229,742
Total	$17,229,742	$–	$17,229,742

	Net Amount of Assets Presented in	Amounts Not Offset in the Statement of Assets and Liabilities
Counterparty	the Statement of Assets and Liabilities	Financial Instruments	Cash Collateral Received(a)	Securities Collateral Received(a)	Net Amount(b)
Fixed Income Clearing Corp.	$17,229,742	$–	$–	$(17,229,742)	$–
Total	$17,229,742	$–	$–	$(17,229,742)	$–

(a)	Collateral disclosed is limited to an amount not to exceed 100% of the net amount of assets (liabilities) presented in the Statements of Assets and Liabilities, for each respective counterparty.
(b)	Net amount represents the amount owed to the Fund by the counterparty as of October 31, 2023.

7.	TRUSTEES’ REMUNERATION

The Trust’s officers and one Trustee, who are associated with Lord Abbett, do not receive any compensation from the Trust for serving in such capacities. Independent Trustees’ fees are allocated among all Lord Abbett-sponsored funds based on the net assets of each fund. There is an equity-based plan available to all Independent Trustees under which Independent Trustees may elect to defer receipt of a portion of Trustees’ fees. The deferred amounts are treated as though equivalent dollar amounts had been invested in the Funds. Such amounts and earnings accrued thereon are included in Trustees’ fees in the Statements of Operations and in Trustees’ fees payable in the Statements of Assets and Liabilities and are not deductible for U.S. federal income tax purposes until such amounts are paid.

8.	EXPENSE REDUCTIONS

The Trust had entered into an arrangement with its prior transfer agent and its custodian, whereby credits realized as a result of uninvested cash balances are used to reduce a portion of each Fund’s expenses. The arrangement with the Trust’s prior transfer agent was discontinued effective March 6, 2023.

9.	LINE OF CREDIT

For the period ended August 2, 2023, the Funds (except Alpha Strategy Fund), and certain other funds managed by Lord Abbett (collectively, the “Participating Funds”) were party to a syndicated line of credit facility with various lenders for $1.625 billion (the “Syndicated Facility”) under which State Street Bank and Trust Company (“SSB”) participated as a lender and as agent for the lenders. The Participating Funds were subject to graduated borrowing limits of one-third of fund net assets (if fund net assets are less than $750 million), $250 million, $300 million, $700 million, or $1 billion, based on past borrowings and likelihood of future borrowings, among other factors.

Effective August 3, 2023, the Participating Funds (except Alpha Strategy Fund) renewed the Syndicated Facility for $1.6 billion. The Participating Funds remain subject to the same graduated borrowing limits as were in place prior to the renewal.

Notes to Financial Statements (continued)

For the period ended August 2, 2023, the Participating Funds (except Alpha Strategy Fund) were also party to an additional uncommitted line of credit facility with SSB for $330 million (the “Bilateral Facility”). Under the Bilateral Facility, the Participating Funds were subject to graduated borrowing limits of one-third of fund net assets (if net assets are less than $750 million), or $250 million based on past borrowings and likelihood of future borrowings, among other factors.

Effective August 3, 2023, the Participating Funds (except Alpha Strategy Fund) renewed the Bilateral Facility in the same amount. The Participating Funds remain subject to the same graduated borrowing limits as were in place prior to the renewal.

These credit facilities are to be used for temporary or emergency purposes as additional sources of liquidity to satisfy redemptions.

For the fiscal year ended October 31, 2023, International Opportunities Fund utilized the Bilateral Facility for multiple days during the period from January 3, 2023 through January 10, 2023 with an average borrowing amount of $11,875,000; the average interest rate during the period was 5.58% and total interest paid amounted to $14,725. The other Funds did not utilize the Syndicated Facility or Bilateral Facility.

10.	INTERFUND LENDING PROGRAM

Pursuant to an exemptive order issued by the U.S. Securities and Exchange Commission (“SEC exemptive order”) certain registered open-end management investment companies managed by Lord Abbett, including each Fund, participate in a joint lending and borrowing program (the “Interfund Lending Program”). The SEC exemptive order allows the funds that participate in the Interfund Lending Program to borrow money from and lend money to each other for temporary or emergency purposes subject to the limitations and conditions.

For the fiscal year ended October 31, 2023, the following Funds participated as a lender in the Interfund Lending Program. For the period in which the loan was outstanding, the average amount loaned, average interest rate and interest income were as follows:

	Average	Average	Interest
Fund	Amount Loaned	Interest Rate	Income*
Growth Leaders Fund	$56,487,524	4.57%	$7,073
International Equity Fund	7,308,506	4.57%	915
International Opportunities Fund	13,253,441	4.57%	1,659
International Value Fund	6,428,089	4.57%	1,610

*	Statements of Operations location: Interest earned from Interfund Lending.

11.	CUSTODIAN AND ACCOUNTING AGENT

SSB is the Trust’s custodian and accounting agent. SSB performs custodial, accounting and recordkeeping functions relating to portfolio transactions and calculating each Fund’s NAV.

Notes to Financial Statements (continued)

12.	TRANSACTIONS WITH AFFILIATED ISSUERS

An affiliated issuer is one in which a Fund has ownership of at least 5% of the outstanding voting securities of the underlying issuer at any point during the fiscal year or any company which is under common ownership or control. Alpha Strategy Fund had the following transactions with affiliated issuers (i.e. the Underlying Funds) for the fiscal year ended October 31, 2023:

Affiliated Issuer	Value at 10/31/2022	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)		Net Change in Appreciation (Depreciation )	Value at 10/31/2023	Shares as of 10/31/2023	Dividend Income
Lord Abbett Developing Growth Fund, Inc. – Class I	$130,614,911	$4,427,496	$(15,299,972)	$77,649		$(19,187,098)	$100,632,986	5,059,476	$—
Lord Abbett Securities Trust – Focused Small Cap Value Fund – Class I	66,432,704	2,521,943	(8,424,369)	110,227	(a)	(3,022,375)	55,517,264	2,314,183	421,077
Lord Abbett Securities Trust – International Opportunities Fund – Class I	127,886,274	2,626,599	(31,679,452)	(330,191)		11,411,004	109,914,234	6,661,469	2,427,052
Lord Abbett Securities Trust – Micro Cap Growth Fund – Class I	66,791,628	222,989	(7,643,122)	1,496,833		(13,401,511)	47,466,817	3,479,972	—
Lord Abbett Research Fund, Inc. – Small Cap Value Fund – Class I	132,523,683	3,852,846	(26,855,824)	(6,099,571	)(b)	8,516,191	108,566,558	6,408,888	482,078
Lord Abbett Securities Trust – Value Opportunities Fund – Class I	131,587,768	11,466,929	(23,830,710)	5,994,252	(c)	(5,840,753)	109,583,685	6,629,382	1,136,520
Total				$1,249,199		$(21,524,542)	$531,681,544		$4,466,727

(a)	Includes $2,100,866 of distributed capital gains.
(b)	Includes $3,370,767 of distributed capital gains.
(c)	Includes $9,793,801 of distributed capital gains.

13.	SECURITIES LENDING AGREEMENT

The Funds have established a securities lending agreement with Citibank, N.A. for the lending of securities to qualified brokers in exchange for securities or cash collateral equal to at least the market value of securities loaned, plus interest, if applicable. Cash collateral is invested in an approved money market fund. In accordance with the Funds’ securities lending agreement, the market value of securities on loan is determined each day at the close of business and any additional collateral required to cover the value of securities on loan is delivered to the Funds on the next business day. As with other extensions of credit, the Funds may experience a delay in the recovery of their securities or incur a loss should the borrower of the securities breach its agreement with the Funds or the borrower becomes insolvent at a time when the collateral is insufficient to cover the cost of repurchasing securities on loan. Any income earned from securities lending is included in Securities lending net income on each Fund’s Statement of Operations.

The initial collateral received by the Funds is required to have a value equal to at least 100% of the market value of the securities loaned. The collateral must be marked-to-market daily to cover increases in the market value of the securities loaned (or potentially a decline in the value of the collateral). In general, the risk of borrower default will be borne by Citibank, N.A.; the Funds will bear

Notes to Financial Statements (continued)

the risk of loss with respect to the investment of the cash collateral. The advantage of such loans is that the Funds continue to receive income on loaned securities while receiving a portion of any securities lending fees and earning returns on the cash amounts which may be reinvested for the purchase of investments in securities.

As of October 31, 2023, the market value of securities loaned and collateral received for the Funds were as follows:

Funds	Market Value of Securities Loaned	Collateral Received(1)
Health Care Fund	$64,555	$62,300
International Opportunities Fund	51,671	53,954
Micro Cap Growth Fund	5,415,683	5,400,090

(1)	Statements of Assets and Liabilities location: Payable for collateral due to broker for securities lending.

14.	INVESTMENT RISKS

Each Fund is subject to the general risks and considerations associated with equity investing. The value of the Funds’ investments will fluctuate in response to movements in the equity securities markets in general and to the changing prospects of individual companies in which the Funds invest. If a Fund’s assessment of a company’s value or prospects for exceeding earnings expectations or market conditions is wrong, the Fund could suffer losses or produce poor performance relative to other funds, even in a favorable market.

Large company stocks, in which Focused Growth Fund, Focused Large Cap Value Fund, Fundamental Equity Fund, Global Equity Fund, Growth Leaders Fund, International Equity Fund and International Value Fund invest, may perform differently than the market as a whole and other types of stocks, such as small company stocks. Small and mid-sized company stocks, in which Alpha Strategy Fund, Focused Small Cap Value Fund, Focused Growth Fund, Fundamental Equity Fund, Growth Leaders Fund, International Equity Fund, International Opportunities Fund and Value Opportunities Fund invest, may be less able to weather economic shifts or other adverse developments than those of larger, more established companies.

In general, Focused Growth Fund and Growth Leaders Fund employ a growth investing style, Global Equity Fund employs a blended growth investing and value investing style, and Focused Large Cap Value Fund, Focused Small Cap Value Fund, Fundamental Equity Fund, International Value Fund and Value Opportunities Fund employ a value investing style. Growth stocks generally are more volatile than value stocks. The price of value stocks may lag the market for long periods of time.

Global Equity Fund, International Equity Fund, International Opportunities Fund and International Value Fund are subject to the risks of investing in foreign securities. Foreign securities may pose greater risks than domestic securities, including greater price fluctuations, economic, political, and social instability and subject to less government supervision, lack of transparency, inadequate regulatory and accounting standards, foreign taxes, and higher transaction costs. Foreign investments also may be affected by changes in currency rates or currency controls. These risks are generally greater for securities issued by companies in emerging market companies. Similarly, due to their investments in multinational and foreign companies, Alpha Strategy Fund, Focused Growth Fund, Focused Large Cap Value Fund, Focused Small Cap Value Fund, Fundamental Equity Fund, Growth Leaders Fund, Health Care Fund, and Value Opportunities Fund are subject to the risks of investing in foreign securities and similarly may experience increased market, liquidity, currency, political, informational, and other risks.

Notes to Financial Statements (continued)

Health Care Fund is subject to the risks of investing in the health care sector, including changes in government regulations, dependence on patents and intellectual property rights, expenses and losses from litigation based on product liability and similar claims, industry competition, extensive research and development, marketing, and sales costs, and rapid technological change and potential for product obsolescence. Health Care Fund is also subject to the risks of investing in structured securities. As a result, Health Care Fund is subject to the same risks associated with direct investments in the underlying securities or other instruments they seek to replicate, as well as liquidity risk and the risk that the issuer and/or the counterparty of the structured security may be unable to perform under the terms of the instrument, or may disagree as to the meaning or application of such terms.

International Value Fund is subject to the risks of investing in dividend paying stocks. Dividend paying stocks may be sensitive to changes in market interest rates, and the prices of such stocks may decline as rates rise. There is no guarantee that companies that currently pay dividends will continue to do so. International Value Fund may be subject to the volatility of stocks that have high dividends per share due to recent decreases in their share prices.

Alpha Strategy Fund’s investments are concentrated in the Underlying Funds and, as a result, the Fund’s performance is directly related to their performance and subject to their risks. In addition, the Fund is exposed to the same risks as the Underlying Funds in direct proportion to the allocation of its assets among the Underlying Funds.

Alpha Strategy Fund, Global Equity Fund, Health Care Fund, International Equity Fund, International Opportunities Fund and International Value Fund are subject to the risks associated with derivatives, which may be different from and greater than the risks associated with investing directly in securities and other investments. Derivatives may be subject to risks such as liquidity risk, leveraging risk, interest rate risk, market risk, and credit risk. Illiquid securities may lower the Funds’ returns since the Funds may be unable to sell these securities at their desired time or price. Derivatives also may involve the risk of mispricing or improper valuation and the risk that changes in the value of the derivative may not correlate perfectly with the value of the underlying asset, rate or index. Whether a Fund’s use of derivatives is successful will depend on, among other things, the Fund’s ability to correctly forecast market movements, changes in foreign exchange and interest rates, and other factors. If a Fund incorrectly forecasts these and other factors, its performance could suffer. A Fund’s use of derivatives could result in a loss exceeding the amount of the Fund’s investment in these instruments.

Health Care Fund, Focused Large Cap Value Fund and Focused Small Cap Value Fund are subject to the general risks and considerations associated with investing in fixed income securities. The value of an investment will change as interest rates fluctuate and in response to market movements. When interest rates rise, the prices of fixed income securities are likely to decline; when interest rates fall, such prices tend to rise. Longer-term securities are usually more sensitive to interest rate changes. There is also the risk that an issuer of a fixed income security will fail to make timely payments of principal and/or interest to a Fund, a risk that is greater with high-yield bonds (sometimes called “junk bonds”) in which one or more of the Funds may invest. Some issuers, particularly of high-yield bonds, may default as to principal and/or interest payments after a Fund purchases their securities. A default, or concerns in the market about an increase in risk of default, may result in losses to each Fund. High-yield bonds are subject to greater price fluctuations and increased liquidity risk, as well as additional risks.

Notes to Financial Statements (continued)

Focused Growth Fund and Focused Large Cap Value Fund are non-diversified mutual funds under the Act. The value of each Fund’s investments may be more adversely affected by a single economic, political or regulatory event than the value of the investments of a diversified mutual fund.

A Fund’s gross expense ratio may fluctuate during its initial operating period because of the Fund’s relatively smaller asset size and, until the Fund achieves sufficient scale, a Fund shareholder may experience proportionally higher Fund expenses than would be experienced by shareholders of a fund with a larger asset base.

Geopolitical and other events (e.g., wars, terrorism, natural disasters, epidemics or pandemics) may disrupt securities markets and adversely affect global economies and markets, thereby decreasing the value of each Fund’s investments. Market disruptions can also prevent the Funds from implementing their investment strategies and achieving their investment objectives.

In March 2023, the shut-down of certain financial institutions raised economic concerns over disruption in the U.S. banking system. There can be no certainty that the actions taken by the U.S. government to strengthen public confidence in the U.S. banking system will be effective in mitigating the effects of financial institution failures on the economy and restoring public confidence in the U.S. banking system objective.

The impact of the COVID-19 outbreak, and the effects of other infectious illness outbreaks, epidemics, or pandemics, may be short term or may continue for an extended period of time. For example, a global pandemic or other widespread health crises could negatively affect the global economy, the economies of individual countries, and the financial performance of individual issuers, sectors, industries, asset classes, and markets in significant and unforeseen ways. Health crises caused by outbreaks of disease may also exacerbate other pre-existing political, social, and economic risks in certain countries or globally. The foregoing could disrupt the operations of each Fund and its service providers, adversely affect the value and liquidity of each Fund’s investments, and negatively impact each Fund’s performance and your investment in the Fund.

15.	SUMMARY OF CAPITAL TRANSACTIONS

Transactions in shares of beneficial interest were as follows:

Alpha Strategy Fund	Year Ended October 31, 2023		Year Ended October 31, 2022
Class A Shares	Shares	Amount	Shares	Amount
Shares sold*	2,232,997	$48,775,359	3,016,565	$74,417,916
Reinvestment of distributions	1,135,557	22,995,033	854,256	23,799,563
Shares reacquired	(5,139,103)	(111,018,929)	(2,439,016)	(59,400,885)
Increase (decrease)	(1,770,549)	$(39,248,537)	1,431,805	$38,816,594

Class C Shares
Shares sold	239,021	$3,981,308	141,499	$2,724,217
Reinvestment of distributions	146,133	2,210,989	137,888	2,941,152
Shares reacquired*	(1,253,275)	(20,198,329)	(861,355)	(16,052,650)
Decrease	(868,121)	$(14,006,032)	(581,968)	$(10,387,281)

Class F Shares
Shares sold	48,120	$1,049,004	420,593	$11,092,347
Reinvestment of distributions	77,672	1,593,824	173,839	4,893,568
Shares reacquired	(900,610)	(19,931,518)	(4,069,903)	(97,297,008)
Decrease	(774,818)	$(17,288,690)	(3,475,471)	$(81,311,093)

Notes to Financial Statements (continued)

Alpha Strategy Fund	Year Ended October 31, 2023		Year Ended October 31, 2022
Class F3 Shares	Shares	Amount	Shares	Amount
Shares sold	519,919	$11,792,898	774,631	$19,864,073
Reinvestment of distributions	151,356	3,208,745	101,791	2,958,048
Shares reacquired	(590,390)	(13,355,675)	(462,639)	(11,557,617)
Increase	80,885	$1,645,968	413,783	$11,264,504

Class I Shares
Shares sold	1,070,091	$24,186,941	3,701,667	$89,286,348
Reinvestment of distributions	197,808	4,169,799	60,169	1,740,705
Shares reacquired	(1,042,136)	(23,355,597)	(664,760)	(15,948,273)
Increase	225,763	$5,001,143	3,097,076	$75,078,780

Class R2 Shares
Shares sold	3,226	$65,923	6,219	$131,828
Reinvestment of distributions	3,138	60,126	2,172	57,439
Shares reacquired	(7,324)	(149,721)	(13,237)	(338,631)
Decrease	(960)	$(23,672)	(4,846)	$(149,364)

Class R3 Shares
Shares sold	199,491	$4,187,398	81,558	$1,895,361
Reinvestment of distributions	54,501	1,054,054	47,259	1,260,398
Shares reacquired	(254,998)	(5,306,839)	(185,565)	(4,388,762)
Decrease	(1,006)	$(65,387)	(56,748)	$(1,233,003)

Class R4 Shares
Shares sold	31,100	$665,864	43,237	$1,055,358
Reinvestment of distributions	11,809	238,418	7,709	214,155
Shares reacquired	(58,894)	(1,293,127)	(26,068)	(644,269)
Increase (decrease)	(15,985)	$(388,845)	24,878	$625,244

Class R5 Shares
Shares sold	14,512	$337,455	1,403	$36,326
Reinvestment of distributions	1,148	24,219	927	26,825
Shares reacquired	(5,247)	(118,888)	(2,200)	(55,978)
Increase	10,413	$242,786	130	$7,173

Class R6 Shares
Shares sold	50,247	$1,105,646	16,553	$443,873
Reinvestment of distributions	5,115	108,434	4,670	135,765
Shares reacquired	(55,722)	(1,253,222)	(26,343)	(626,939)
Decrease	(360)	$(39,142)	(5,120)	$(47,301)

Focused Growth Fund	Year Ended October 31, 2023		Year Ended October 31, 2022
Class A Shares	Shares	Amount	Shares	Amount
Shares sold*	291,794	$5,932,512	397,567	$9,802,654
Reinvestment of distributions	–	–	81,357	2,549,714
Shares reacquired	(241,803)	(4,859,077)	(255,242)	(5,856,512)
Increase	49,991	$1,073,435	223,682	$6,495,856

Notes to Financial Statements (continued)

Focused Growth Fund	Year Ended October 31, 2023		Year Ended October 31, 2022
Class C Shares	Shares	Amount	Shares	Amount
Shares sold	43,019	$821,445	74,249	$1,781,015
Reinvestment of distributions	–	–	11,210	342,685
Shares reacquired*	(50,282)	(967,989)	(42,002)	(903,574)
Increase (decrease)	(7,263)	$(146,544)	43,457	$1,220,126

Class F Shares
Shares sold	57,576	$1,157,139	166,061	$4,167,826
Reinvestment of distributions	–	–	79,309	2,507,767
Shares reacquired	(238,967)	(4,651,433)	(404,634)	(9,462,265)
Decrease	(181,391)	$(3,494,294)	(159,264)	$(2,786,672)

Class F3 Shares
Shares reacquired	(9,377)	$(200,000)	–	$–
Decrease	(9,377)	$(200,000)	–	$–

Class I Shares
Shares sold	424,770	$8,197,351	163,892	$4,072,166
Reinvestment of distributions	–	–	23,950	757,292
Shares reacquired	(456,475)	(8,840,517)	(83,546)	(2,077,283)
Increase (decrease)	(31,705)	$(643,166)	104,296	$2,752,175

Class R3 Shares
Shares sold	8,279	$162,036	49	$1,298
Reinvestment of distributions	–	–	–	5
Shares reacquired	(1,326)	(27,308)	(3)	(67)
Increase	6,953	$134,728	46	$1,236

Class R6 Shares
Shares sold	24,023	$490,954	79,659	$2,246,485
Reinvestment of distributions	–	–	351	11,126
Shares reacquired	(45,855)	(1,022,831)	(29,183)	(862,513)
Increase (decrease)	(21,832)	$(531,877)	50,827	$1,395,098

Focused Large Cap Value Fund	Year Ended October 31, 2023		Year Ended October 31, 2022
Class A Shares	Shares	Amount	Shares	Amount
Shares sold*	438,702	$4,612,795	525,579	$7,852,120
Reinvestment of distributions	380,125	3,793,646	119,788	1,829,167
Shares reacquired	(638,009)	(6,347,965)	(206,267)	(2,943,377)
Increase	180,818	$2,058,476	439,100	$6,737,910

Class C Shares
Shares sold	54,475	$563,239	294,709	$4,374,887
Reinvestment of distributions	140,112	1,399,720	53,064	810,290
Shares reacquired*	(263,509)	(2,598,079)	(193,871)	(2,622,144)
Increase (decrease)	(68,922)	$(635,120)	153,902	$2,563,033

Notes to Financial Statements (continued)

Focused Large Cap Value Fund	Year Ended October 31, 2023		Year Ended October 31, 2022
Class F Shares	Shares	Amount	Shares	Amount
Shares sold	15,028	$154,105	44,804	$674,669
Reinvestment of distributions	39,542	402,138	33,125	511,778
Shares reacquired	(136,753)	(1,411,962)	(100,527)	(1,516,121)
Decrease	(82,183)	$(855,719)	(22,598)	$(329,674)

Class I Shares
Shares sold	534,230	$5,596,687	10,544,245	$156,870,840
Reinvestment of distributions	8,800	91,262	9,683,713	148,160,810
Shares reacquired	(61,726)	(638,447)	(54,608,514)	(745,176,296)
Increase (decrease)	481,304	$5,049,502	(34,380,556)	$(440,144,646)

Class R3 Shares
Shares sold	7,494	$75,603	5,555	$84,189
Reinvestment of distributions	2,354	23,467	11	162
Shares reacquired	(1,030)	(10,394)	(81)	(1,030)
Increase	8,818	$88,676	5,485	$83,321

Class R6 Shares
Shares sold	57,467	$569,841	39,545	$600,827
Shares reacquired	(29,253)	(281,274)	(21,457)	(307,987)
Increase	28,214	$288,567	18,088	$292,840

Focused Small Cap Value Fund	Year Ended October 31, 2023		Year Ended October 31, 2022
Class A Shares	Shares	Amount	Shares	Amount
Shares sold*	90,085	$2,163,312	364,462	$9,550,692
Reinvestment of distributions	25,989	616,189	73,104	2,071,275
Shares reacquired	(260,901)	(6,206,783)	(406,631)	(9,997,848)
Increase (decrease)	(144,827)	$(3,427,282)	30,935	$1,624,119

Class C Shares
Shares sold	7,684	$194,560	39,091	$1,158,476
Reinvestment of distributions	4,655	117,495	16,003	483,303
Shares reacquired*	(47,364)	(1,208,648)	(67,194)	(1,825,111)
Decrease	(35,025)	$(896,593)	(12,100)	$(183,332)

Class F Shares
Shares sold	40,005	$1,068,703	597,553	$17,996,358
Reinvestment of distributions	29,167	757,173	203,787	6,291,383
Shares reacquired	(721,257)	(19,071,679)	(1,996,037)	(56,161,721)
Decrease	(652,085)	$(17,245,803)	(1,194,697)	$(31,873,980)

Class I Shares
Shares sold	463,843	$12,175,706	525,655	$13,927,860
Reinvestment of distributions	116,433	3,013,299	358,589	11,058,876
Shares reacquired	(730,955)	(18,938,486)	(1,320,013)	(36,962,298)
Decrease	(150,679)	$(3,749,481)	(435,769)	$(11,975,562)

Notes to Financial Statements (continued)

Focused Small Cap Value Fund	Year Ended October 31, 2023		Year Ended October 31, 2022
Class R5 Shares	Shares	Amount	Shares	Amount
Shares sold	739	$19,269	11,339	$324,585
Reinvestment of distributions	390	10,094	8	239
Shares reacquired	(3,832)	(102,178)	(1,433)	(39,360)
Increase (decrease)	(2,703)	$(72,815)	9,914	$285,464

Class R6 Shares
Shares sold	60,545	$1,579,333	117,432	$3,526,499
Reinvestment of distributions	9,411	244,121	19,995	617,633
Shares reacquired	(54,084)	(1,430,558)	(77,778)	(2,126,575)
Increase	15,872	$392,896	59,649	$2,017,557

Fundamental Equity Fund	Year Ended October 31, 2023		Year Ended October 31, 2022
Class A Shares	Shares	Amount	Shares	Amount
Shares sold*	5,817,001	$71,685,540	5,636,775	$73,378,514
Reinvestment of distributions	4,811,465	59,132,901	10,960,284	149,498,278
Shares reacquired	(16,370,453)	(201,077,342)	(13,165,392)	(169,779,056)
Increase (decrease)	(5,741,987)	$(70,258,901)	3,431,667	$53,097,736

Class C Shares
Shares sold	525,769	$5,564,511	570,172	$6,312,421
Reinvestment of distributions	192,213	2,022,083	577,042	6,791,781
Shares reacquired*	(2,000,443)	(20,802,861)	(1,805,524)	(20,089,012)
Decrease	(1,282,461)	$(13,216,267)	(658,310)	$(6,984,810)

Class F Shares
Shares sold	244,155	$2,942,114	751,749	$9,711,281
Reinvestment of distributions	301,494	3,648,074	1,245,581	16,740,603
Shares reacquired	(4,128,463)	(50,689,204)	(6,154,861)	(77,191,656)
Decrease	(3,582,814)	$(44,099,016)	(4,157,531)	$(50,739,772)

Class F3 Shares
Shares sold	279,670	$3,465,451	241,135	$3,190,729
Reinvestment of distributions	78,825	984,530	164,485	2,276,471
Shares reacquired	(340,484)	(4,244,834)	(275,582)	(3,618,522)
Increase	18,011	$205,147	130,038	$1,848,678

Class I Shares
Shares sold	5,958,470	$74,274,943	28,953,306	$353,649,201
Reinvestment of distributions	2,480,521	30,708,848	2,368,365	32,541,337
Shares reacquired	(7,817,943)	(96,243,294)	(5,158,276)	(69,470,598)
Increase	621,048	$8,740,497	26,163,395	$316,719,940

Class P Shares
Shares sold	23,226	$276,684	25,663	$322,003
Reinvestment of distributions	17,698	212,025	40,887	544,609
Shares reacquired	(98,014)	(1,150,340)	(62,550)	(799,006)
Increase (decrease)	(57,090)	$(661,631)	4,000	$67,606

Notes to Financial Statements (continued)

Fundamental Equity Fund	Year Ended October 31, 2023		Year Ended October 31, 2022
Class R2 Shares	Shares	Amount	Shares	Amount
Shares sold	18,595	$220,064	25,458	$312,357
Reinvestment of distributions	8,910	106,559	27,914	371,250
Shares reacquired	(32,598)	(391,095)	(101,687)	(1,328,416)
Decrease	(5,093)	$(64,472)	(48,315)	$(644,809)

Class R3 Shares
Shares sold	833,323	$9,989,238	641,604	$8,068,438
Reinvestment of distributions	268,814	3,228,451	725,199	9,674,156
Shares reacquired	(1,392,780)	(16,638,140)	(2,031,052)	(25,963,618)
Decrease	(290,643)	$(3,420,451)	(664,249)	$(8,221,024)

Class R4 Shares
Shares sold	33,295	$403,691	58,639	$755,938
Reinvestment of distributions	12,702	155,223	25,150	341,292
Shares reacquired	(73,050)	(887,564)	(43,509)	(570,329)
Increase (decrease)	(27,053)	$(328,650)	40,280	$526,901

Class R5 Shares
Shares sold	9,846	$120,583	14,077	$178,959
Reinvestment of distributions	3,443	42,656	8,304	114,175
Shares reacquired	(10,242)	(126,196)	(25,572)	(345,160)
Increase (decrease)	3,047	$37,043	(3,191)	$(52,026)

Class R6 Shares
Shares sold	156,609	$1,937,351	745,885	$9,933,041
Reinvestment of distributions	18,548	231,856	99,623	1,379,776
Shares reacquired	(186,387)	(2,322,921)	(1,272,178)	(17,160,338)
Decrease	(11,230)	$(153,714)	(426,670)	$(5,847,521)

Global Equity Fund	Year Ended October 31, 2023		Year Ended October 31, 2022
Class A Shares	Shares	Amount	Shares	Amount
Shares sold*	95,394	$1,186,042	86,412	$1,155,283
Reinvestment of distributions	2,590	29,997	49,363	689,106
Shares reacquired	(54,781)	(673,611)	(65,323)	(890,584)
Increase	43,203	$542,428	70,452	$953,805

Class C Shares
Shares sold	10,926	$137,594	8,390	$102,070
Reinvestment of distributions	–	–	7,990	110,825
Shares reacquired*	(17,687)	(217,612)	(31,756)	(383,863)
Decrease	(6,761)	$(80,018)	(15,376)	$(170,968)

Class F Shares
Shares sold	5,557	$72,403	8,446	$111,681
Reinvestment of distributions	89	1,031	3,121	43,660
Shares reacquired	(29,446)	(373,629)	(28,375)	(325,895)
Decrease	(23,800)	$(300,195)	(16,808)	$(170,554)

Notes to Financial Statements (continued)

Global Equity Fund	Year Ended October 31, 2023		Year Ended October 31, 2022
Class I Shares	Shares	Amount	Shares	Amount
Shares sold	191,026	$2,256,212	–	$–
Reinvestment of distributions	1,667	19,301	–	–
Shares reacquired	(27,176)	(341,817)	(15,129)	(164,000)
Increase (decrease)	165,517	$1,933,696	(15,129)	$(164,000)

Class R3 Shares
Shares sold	5,486	$67,834	27,632	$393,703
Reinvestment of distributions	139	1,593	4,566	63,283
Shares reacquired	(2,017)	(24,934)	(15,776)	(183,248)
Increase	3,608	$44,493	16,422	$273,738

Class R4 Shares
Shares sold	1,313	$15,907	44,130	$596,813
Reinvestment of distributions	336	3,891	–	–
Shares reacquired	(45,699)	(576,186)	(79)	(943)
Increase (decrease)	(44,050)	$(556,388)	44,051	$595,870

Class R6 Shares
Shares sold	292,255	$3,445,998	23,651	$339,679
Reinvestment of distributions	230	2,664	–	–
Shares reacquired	(99,294)	(1,276,419)	(16,012)	(224,662)
Increase	193,191	$2,172,243	7,639	$115,017

Growth Leaders Fund	Year Ended October 31, 2023		Year Ended October 31, 2022
Class A Shares	Shares	Amount	Shares	Amount
Shares sold*	9,799,730	$263,735,339	13,425,099	$455,476,228
Reinvestment of distributions	–	–	11,264,076	480,863,383
Shares reacquired	(15,243,394)	(409,563,713)	(16,855,393)	(552,710,672)
Increase (decrease)	(5,443,664)	$(145,828,374)	7,833,782	$383,628,939

Class C Shares
Shares sold	1,835,799	$43,080,014	3,270,784	$98,246,996
Reinvestment of distributions	–	–	6,190,529	230,225,777
Shares reacquired*	(7,651,040)	(178,305,832)	(9,911,890)	(284,514,151)
Increase (decrease)	(5,815,241)	$(135,225,818)	(450,577)	$43,958,622

Class F Shares
Shares sold	2,750,992	$74,464,460	27,783,993	$992,176,037
Reinvestment of distributions	–	–	16,227,132	716,427,881
Shares reacquired	(22,526,141)	(621,403,093)	(95,719,769)	(3,072,794,593)
Decrease	(19,775,149)	$(546,938,633)	(51,708,644)	$(1,364,190,675)

Class F3 Shares
Shares sold	3,154,726	$89,586,052	6,006,983	$208,833,101
Reinvestment of distributions	–	–	2,856,896	128,188,907
Shares reacquired	(5,525,326)	(159,968,983)	(6,145,599)	(212,693,470)
Increase (decrease)	(2,370,600)	$(70,382,931)	2,718,280	$124,328,538

Notes to Financial Statements (continued)

Growth Leaders Fund	Year Ended October 31, 2023		Year Ended October 31, 2022
Class I Shares	Shares	Amount	Shares	Amount
Shares sold	33,639,902	$942,684,516	76,152,248	$2,342,464,611
Reinvestment of distributions	–	–	5,228,281	232,919,899
Shares reacquired	(35,906,580)	(1,012,640,198)	(29,422,402)	(928,610,855)
Increase (decrease)	(2,266,678)	$(69,955,682)	51,958,127	$1,646,773,655

Class R2 Shares
Shares sold	19,469	$521,016	39,421	$1,263,951
Reinvestment of distributions	–	–	14,439	596,203
Shares reacquired	(49,359)	(1,341,106)	(33,178)	(983,712)
Increase (decrease)	(29,890)	$(820,090)	20,682	$876,442

Class R3 Shares
Shares sold	228,099	$5,886,402	199,861	$6,245,685
Reinvestment of distributions	–	–	104,557	4,314,020
Shares reacquired	(197,878)	(5,256,433)	(197,986)	(5,722,139)
Increase	30,221	$629,969	106,432	$4,837,566

Class R4 Shares
Shares sold	143,391	$3,838,372	139,359	$4,820,502
Reinvestment of distributions	–	–	48,603	2,075,821
Shares reacquired	(208,772)	(5,644,796)	(127,849)	(4,480,967)
Increase (decrease)	(65,381)	$(1,806,424)	60,113	$2,415,356

Class R5 Shares
Shares sold	79,908	$2,190,831	90,988	$3,018,150
Reinvestment of distributions	–	–	79,851	3,558,947
Shares reacquired	(113,452)	(3,271,243)	(181,553)	(6,313,507)
Increase (decrease)	(33,544)	$(1,080,412)	(10,714)	$263,590

Class R6 Shares
Shares sold	1,321,086	$37,851,210	1,594,060	$57,419,248
Reinvestment of distributions	–	–	564,971	25,350,238
Shares reacquired	(1,890,861)	(54,756,178)	(1,003,005)	(37,177,211)
Increase (decrease)	(569,775)	$(16,904,968)	1,156,026	$45,592,275

Health Care Fund	Year Ended October 31, 2023		Year Ended October 31, 2022
Class A Shares	Shares	Amount	Shares	Amount
Shares sold*	104,328	$1,827,096	66,433	$1,189,065
Reinvestment of distributions	–	–	12,293	235,294
Shares reacquired	(40,085)	(703,652)	(52,363)	(907,352)
Increase	64,243	$1,123,444	26,363	$517,007

Class C Shares
Shares sold	32,745	$546,871	5,723	$105,182
Reinvestment of distributions	–	–	2,622	49,195
Shares reacquired*	(6,728)	(110,751)	(8,265)	(140,915)
Increase	26,017	$436,120	80	$13,462

Notes to Financial Statements (continued)

Health Care Fund	Year Ended October 31, 2023		Year Ended October 31, 2022
Class F Shares	Shares	Amount	Shares	Amount
Shares sold	–	$–	9,247	$162,678
Reinvestment of distributions	–	–	1,895	36,509
Shares reacquired	(10,508)	(183,838)	(16,088)	(280,513)
Decrease	(10,508)	$(183,838)	(4,946)	$(81,326)

Class I Shares
Shares sold	3,730	$67,827	–	$–
Shares reacquired	(1,483)	(25,582)	–	–
Increase	2,247	$42,245	–	$–

Class R3 Shares
Shares sold	931	$15,935	–	$–
Shares reacquired	–	–	–	–
Increase	931	$15,935	–	$–

Class R6 Shares
Shares sold	21,502	$379,847	12,669	$237,933
Reinvestment of distributions	2	28	16	309
Shares reacquired	(27,859)	(493,546)	(14,296)	(261,123)
Decrease	(6,355)	$(113,671)	(1,611)	$(22,881)

International Equity Fund	Year Ended October 31, 2023		Year Ended October 31, 2022
Class A Shares	Shares	Amount	Shares	Amount
Shares sold*	1,292,618	$17,139,170	649,167	$9,061,675
Reinvestment of distributions	220,199	2,732,673	1,380,863	20,892,453
Shares reacquired	(2,075,058)	(27,235,388)	(1,700,637)	(23,347,163)
Increase (decrease)	(562,241)	$(7,363,545)	329,393	$6,606,965

Class C Shares
Shares sold	58,820	$787,426	20,602	$285,153
Reinvestment of distributions	3,857	47,985	51,685	781,993
Shares reacquired*	(308,644)	(4,017,124)	(146,082)	(1,889,477)
Decrease	(245,967)	$(3,181,713)	(73,795)	$(822,331)

Class F Shares
Shares sold	25,249	$332,335	135,834	$1,971,941
Reinvestment of distributions	14,064	173,823	187,027	2,814,751
Shares reacquired	(413,760)	(5,410,134)	(1,046,704)	(14,998,501)
Decrease	(374,447)	$(4,903,976)	(723,843)	$(10,211,809)

Class F3 Shares
Shares sold	597,819	$8,027,947	240,527	$3,369,781
Reinvestment of distributions	11,725	147,620	45,022	690,193
Shares reacquired	(175,669)	(2,328,059)	(109,028)	(1,475,564)
Increase	433,875	$5,847,508	176,521	$2,584,410

Notes to Financial Statements (continued)

International Equity Fund	Year Ended October 31, 2023		Year Ended October 31, 2022
Class I Shares	Shares	Amount	Shares	Amount
Shares sold	1,515,911	$20,109,148	354,432	$4,704,078
Reinvestment of distributions	237,665	2,985,070	1,248,929	19,096,120
Shares reacquired	(1,253,773)	(16,874,196)	(755,216)	(9,822,369)
Increase	499,803	$6,220,022	848,145	$13,977,829

Class P Shares
Shares sold	–	$–	–	$5
Reinvestment of distributions	15	186	91	1,376
Shares reacquired	(5)	(62)	(2)	(27)
Increase	10	$124	89	$1,354

Class R2 Shares
Shares sold	2,192	$28,652	2,018	$26,451
Reinvestment of distributions	213	2,657	1,278	19,394
Shares reacquired	(1,124)	(14,395)	(1,013)	(13,072)
Increase	1,281	$16,914	2,283	$32,773

Class R3 Shares
Shares sold	120,063	$1,562,655	61,286	$804,890
Reinvestment of distributions	6,714	82,045	45,198	673,002
Shares reacquired	(122,392)	(1,583,167)	(89,703)	(1,195,534)
Increase	4,385	$61,533	16,781	$282,358

Class R4 Shares
Shares sold	27,918	$363,478	22,879	$313,462
Reinvestment of distributions	2,376	29,323	12,009	180,612
Shares reacquired	(32,913)	(432,152)	(17,590)	(252,827)
Increase (decrease)	(2,619)	$(39,351)	17,298	$241,247

Class R5 Shares
Shares sold	951	$12,279	1,361	$19,378
Reinvestment of distributions	38	474	499	7,581
Shares reacquired	(1,083)	(14,364)	(5,202)	(79,784)
Decrease	(94)	$(1,611)	(3,342)	$(52,825)

Class R6 Shares
Shares sold	75,576	$1,011,033	26,358	$391,009
Reinvestment of distributions	1,890	23,776	11,994	183,755
Shares reacquired	(41,729)	(547,729)	(47,931)	(643,127)
Increase (decrease)	35,737	$487,080	(9,579)	$(68,363)

International Opportunities Fund	Year Ended October 31, 2023		Year Ended October 31, 2022
Class A Shares	Shares	Amount	Shares	Amount
Shares sold*	874,702	$15,172,885	627,857	$11,358,198
Reinvestment of distributions	93,159	1,482,166	143,264	2,819,436
Shares reacquired	(1,323,783)	(22,667,125)	(1,149,008)	(20,011,960)
Decrease	(355,922)	$(6,012,074)	(377,887)	$(5,834,326)

Notes to Financial Statements (continued)

International Opportunities Fund	Year Ended October 31, 2023		Year Ended October 31, 2022
Class C Shares	Shares	Amount	Shares	Amount
Shares sold	58,308	$938,752	45,141	$751,483
Reinvestment of distributions	4,183	61,357	12,065	218,612
Shares reacquired*	(272,316)	(4,272,388)	(263,767)	(4,281,191)
Decrease	(209,825)	$(3,272,279)	(206,561)	$(3,311,096)

Class F Shares
Shares sold	99,676	$1,663,690	280,053	$5,075,588
Reinvestment of distributions	15,662	246,987	60,590	1,180,901
Shares reacquired	(807,474)	(13,642,425)	(1,992,900)	(34,508,744)
Decrease	(692,136)	$(11,731,748)	(1,652,257)	$(28,252,255)

Class F3 Shares
Shares sold	543,875	$9,649,321	647,248	$12,087,069
Reinvestment of distributions	32,091	530,783	36,746	751,094
Shares reacquired	(606,382)	(10,798,693)	(387,143)	(6,987,281)
Increase (decrease)	(30,416)	$(618,589)	296,851	$5,850,882

Class I Shares
Shares sold	1,520,278	$27,031,912	1,816,657	$31,183,216
Reinvestment of distributions	175,827	2,888,844	229,563	4,664,717
Shares reacquired	(3,037,915)	(52,721,518)	(755,805)	(13,319,894)
Increase (decrease)	(1,341,810)	$(22,800,762)	1,290,415	$22,528,039

Class P Shares
Shares sold	206	$3,576	889	$16,507
Reinvestment of distributions	96	1,575	136	2,744
Shares reacquired	(6,453)	(114,718)	(3)	(57)
Increase (decrease)	(6,151)	$(109,567)	1,022	$19,194

Class R2 Shares
Shares sold	39,675	$672,429	29,317	$515,255
Reinvestment of distributions	1,834	28,634	2,535	48,946
Shares reacquired	(83,728)	(1,415,985)	(32,345)	(582,538)
Decrease	(42,219)	$(714,922)	(493)	$(18,337)

Class R3 Shares
Shares sold	79,090	$1,333,049	52,180	$892,532
Reinvestment of distributions	4,001	62,415	5,703	110,011
Shares reacquired	(79,267)	(1,326,143)	(100,979)	(1,759,227)
Increase (decrease)	3,824	$69,321	(43,096)	$(756,684)

Class R4 Shares
Shares sold	49,093	$849,954	17,158	$297,506
Reinvestment of distributions	1,722	27,251	2,323	45,479
Shares reacquired	(38,577)	(638,563)	(23,025)	(425,375)
Increase (decrease)	12,238	$238,642	(3,544)	$(82,390)

Notes to Financial Statements (continued)

International Opportunities Fund	Year Ended October 31, 2023		Year Ended October 31, 2022
Class R5 Shares	Shares	Amount	Shares	Amount
Shares sold	12,296	$216,259	17,487	$318,955
Reinvestment of distributions	2,367	38,883	3,892	79,057
Shares reacquired	(15,519)	(276,627)	(47,417)	(830,360)
Decrease	(856)	$(21,485)	(26,038)	$(432,348)

Class R6 Shares
Shares sold	202,444	$3,604,403	189,120	$3,541,519
Reinvestment of distributions	14,537	240,440	21,471	438,873
Shares reacquired	(278,278)	(4,890,506)	(309,336)	(5,775,413)
Decrease	(61,297)	$(1,045,663)	(98,745)	$(1,795,021)

International Value Fund	Year Ended October 31, 2023		Year Ended October 31, 2022
Class A Shares	Shares	Amount	Shares	Amount
Shares sold*	2,818,912	$20,204,241	2,897,344	$21,162,988
Reinvestment of distributions	791,975	5,631,434	1,381,895	9,614,061
Shares reacquired	(5,173,293)	(36,655,772)	(5,029,245)	(35,692,616)
Decrease	(1,562,406)	$(10,820,097)	(750,006)	$(4,915,567)

Class C Shares
Shares sold	64,834	$453,287	76,027	$576,170
Reinvestment of distributions	10,494	74,098	40,599	283,865
Shares reacquired*	(498,049)	(3,515,961)	(639,400)	(4,556,426)
Decrease	(422,721)	$(2,988,576)	(522,774)	$(3,696,391)

Class F Shares
Shares sold	73,263	$534,737	298,843	$2,203,821
Reinvestment of distributions	25,003	178,118	108,363	775,738
Shares reacquired	(987,882)	(6,991,102)	(2,436,869)	(18,196,242)
Decrease	(889,616)	$(6,278,247)	(2,029,663)	$(15,216,683)

Class F3 Shares
Shares sold	1,302,248	$9,438,522	1,192,368	$8,683,417
Reinvestment of distributions	122,563	879,787	168,914	1,177,485
Shares reacquired	(935,918)	(6,744,672)	(769,911)	(5,562,192)
Increase	488,893	$3,573,637	591,371	$4,298,710

Class I Shares
Shares sold	1,372,832	$9,932,551	2,440,075	$17,754,791
Reinvestment of distributions	566,609	4,064,658	1,734,831	12,464,851
Shares reacquired	(2,589,802)	(18,672,729)	(26,735,085)	(180,669,051)
Decrease	(650,361)	$(4,675,520)	(22,560,179)	$(150,449,409)

Class R2 Shares
Shares sold	2,941	$21,059	5,210	$39,418
Reinvestment of distributions	232	1,703	242	1,692
Shares reacquired	(2,510)	(18,425)	(1,742)	(13,611)
Increase	663	$4,337	3,710	$27,499

Notes to Financial Statements (continued)

International Value Fund	Year Ended October 31, 2023		Year Ended October 31, 2022
Class R3 Shares	Shares	Amount	Shares	Amount
Shares sold	126,492	$920,100	553,597	$4,422,777
Reinvestment of distributions	24,430	176,067	41,155	288,400
Shares reacquired	(215,127)	(1,552,754)	(474,190)	(3,618,398)
Increase (decrease)	(64,205)	$(456,587)	120,562	$1,092,779

Class R4 Shares
Shares sold	5,577	$39,671	3,802	$28,056
Reinvestment of distributions	591	4,200	949	6,611
Shares reacquired	(8,200)	(60,086)	(6,105)	(41,740)
Decrease	(2,032)	$(16,215)	(1,354)	$(7,073)

Class R5 Shares
Shares sold	34	$235	779	$5,118
Reinvestment of distributions	1	7	12	81
Shares reacquired	(760)	(5,143)	(488)	(3,832)
Increase (decrease)	(725)	$(4,901)	303	$1,367

Class R6 Shares
Shares sold	60,550	$429,049	130,461	$1,025,220
Reinvestment of distributions	3,011	21,603	3,018	20,700
Shares reacquired	(51,540)	(364,056)	(82,065)	(623,584)
Increase	12,021	$86,596	51,414	$422,336

Micro Cap Growth Fund	Year Ended October 31, 2023		Year Ended October 31, 2022
Class A Shares	Shares	Amount	Shares	Amount
Shares sold*	234,823	$3,217,331	411,987	$6,187,277
Shares reacquired	(662,954)	(8,849,758)	(962,163)	(14,689,692)
Decrease	(428,131)	$(5,632,427)	(550,176)	$(8,502,415)

Class C Shares
Shares sold	21,971	$365,282	24,972	$453,379
Shares reacquired*	(79,663)	(1,269,192)	(192,205)	(3,369,314)
Decrease	(57,692)	$(903,910)	(167,233)	$(2,915,935)

Class F Shares
Shares sold	52,378	$886,989	700,866	$13,252,990
Shares reacquired	(1,678,801)	(28,248,398)	(5,305,389)	(91,358,721)
Decrease	(1,626,423)	$(27,361,409)	(4,604,523)	$(78,105,731)

Class I Shares
Shares sold	2,333,185	$39,495,337	3,395,449	$55,047,222
Shares reacquired	(2,038,930)	(33,194,231)	(1,197,112)	(20,324,862)
Increase	294,255	$6,301,106	2,198,337	$34,722,360

Notes to Financial Statements (continued)

Value Opportunities Fund	Year Ended October 31, 2023		Year Ended October 31, 2022
Class A Shares	Shares	Amount	Shares	Amount
Shares sold*	3,069,030	$50,098,265	3,644,711	$69,761,772
Reinvestment of distributions	3,241,772	51,706,261	4,619,163	99,450,571
Shares reacquired	(8,938,104)	(145,605,865)	(6,719,096)	(126,038,106)
Increase (decrease)	(2,627,302)	$(43,801,339)	1,544,778	$43,174,237

Class C Shares
Shares sold	200,000	$2,649,995	290,112	$4,562,011
Reinvestment of distributions	338,090	4,327,553	614,919	10,834,876
Shares reacquired*	(1,531,086)	(19,776,922)	(1,447,226)	(22,311,508)
Decrease	(992,996)	$(12,799,374)	(542,195)	$(6,914,621)

Class F Shares
Shares sold	207,865	$3,476,115	973,884	$19,644,829
Reinvestment of distributions	372,103	6,135,983	1,001,710	22,217,936
Shares reacquired	(3,288,888)	(55,882,809)	(5,353,637)	(101,507,414)
Decrease	(2,708,920)	$(46,270,711)	(3,378,043)	$(59,644,649)

Class F3 Shares
Shares sold	1,015,062	$17,576,579	1,390,675	$28,001,791
Reinvestment of distributions	932,888	15,989,697	1,280,669	29,429,775
Shares reacquired	(2,348,711)	(41,034,297)	(2,091,701)	(42,524,914)
Increase (decrease)	(400,761)	$(7,468,021)	579,643	$14,906,652

Class I Shares
Shares sold	2,777,507	$48,635,765	4,207,306	$80,562,563
Reinvestment of distributions	1,196,979	20,288,797	2,122,183	48,300,878
Shares reacquired	(3,897,297)	(67,202,845)	(9,155,084)	(183,438,438)
Increase (decrease)	77,189	$1,721,717	(2,825,595)	$(54,574,997)

Class P Shares
Shares sold	72,201	$1,130,451	94,269	$1,776,909
Reinvestment of distributions	70,733	1,091,406	101,102	2,111,009
Shares reacquired	(203,136)	(3,218,389)	(164,771)	(3,005,063)
Increase (decrease)	(60,202)	$(996,532)	30,600	$882,855

Class R2 Shares
Shares sold	30,985	$465,734	68,239	$1,247,978
Reinvestment of distributions	25,906	384,437	36,753	740,566
Shares reacquired	(70,281)	(1,055,609)	(85,347)	(1,510,262)
Increase (decrease)	(13,390)	$(205,438)	19,645	$478,282

Class R3 Shares
Shares sold	294,829	$4,584,848	234,054	$4,297,300
Reinvestment of distributions	179,093	2,715,045	257,856	5,296,366
Shares reacquired	(602,251)	(9,235,023)	(408,430)	(7,379,086)
Increase (decrease)	(128,329)	$(1,935,130)	83,480	$2,214,580

Notes to Financial Statements (concluded)

Value Opportunities Fund	Year Ended October 31, 2023		Year Ended October 31, 2022
Class R4 Shares	Shares	Amount	Shares	Amount
Shares sold	177,604	$2,866,030	288,149	$5,446,860
Reinvestment of distributions	152,963	2,436,699	236,131	5,076,819
Shares reacquired	(388,834)	(6,302,388)	(589,324)	(11,285,136)
Decrease	(58,267)	$(999,659)	(65,044)	$(761,457)

Class R5 Shares
Shares sold	17,230	$298,110	21,351	$380,491
Reinvestment of distributions	4,343	73,662	9,868	224,797
Shares reacquired	(30,663)	(538,518)	(44,461)	(921,109)
Decrease	(9,090)	$(166,746)	(13,242)	$(315,821)

Class R6 Shares
Shares sold	356,203	$6,186,058	272,372	$5,698,962
Reinvestment of distributions	130,086	2,227,078	187,129	4,296,484
Shares reacquired	(523,518)	(9,238,532)	(438,448)	(8,438,261)
Increase (decrease)	(37,229)	$(825,396)	21,053	$1,557,185

*	Includes automated conversion of Class C shares to Class A shares.

16.	FOREIGN WITHHOLDING TAX CLAIMS

On April 11, 2023, the International Equity and International Value Funds filed closing agreements with the Internal Revenue Service (“IRS”) to address any U.S. income tax liabilities attributable to shareholders resulting from the recovery of foreign withholding taxes paid in prior years. The closing agreements were accepted by the IRS on July 18, 2023 and resulted in the International Equity and International Value Funds paying a compliance fee to the IRS, in the amounts of $793,576 and $3,795,020, respectively. The compliance fees were paid on behalf of shareholders, representing the estimated tax savings generated from foreign tax credits claimed by shareholders on their tax returns in prior years.

Report of Independent Registered Public Accounting Firm

To the shareholders and the Board of Trustees of Lord Abbett Securities Trust

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statements of assets and liabilities of Lord Abbett Securities Trust comprising the Lord Abbett Alpha Strategy Fund, Lord Abbett Focused Growth Fund, Lord Abbett Focused Large Cap Value Fund, Lord Abbett Focused Small Cap Value Fund, Lord Abbett Fundamental Equity Fund, Lord Abbett Global Equity Fund, Lord Abbett Growth Leaders Fund, Lord Abbett Health Care Fund, Lord Abbett International Equity Fund, Lord Abbett International Opportunities Fund, Lord Abbett International Value Fund, Lord Abbett Micro Cap Growth Fund, and Lord Abbett Value Opportunities Fund (the “Funds”), including the schedules of investments, as of October 31, 2023, the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended for the Funds, except for the funds listed in the table below; the financial highlights for the periods indicated in the table below for the funds listed in the table below; and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of each of the funds listed above constituting Lord Abbett Securities Trust as of October 31, 2023, and the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended (or for the periods listed in the table below), in conformity with accounting principles generally accepted in the United States of America.

Individual Funds Comprising Lord Abbett Securities Trust	Financial Highlights
Lord Abbett Focused Growth Fund	For the years ended October 31, 2023, 2022, 2021 and 2020, and the period from January 30, 2019 (commencement of operations) through October 31, 2019
Lord Abbett Focused Large Cap Value Fund	For the years ended October 31, 2023, 2022, 2021 and 2020, and the period from July 26, 2019 (commencement of operations) through October 31, 2019
Lord Abbett Health Care Fund	For the years ended October 31, 2023, 2022, 2021 and 2020, and the period from July 26, 2019 (commencement of operations) through October 31, 2019

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Funds are not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of October 31, 2023, by correspondence with the custodian or counterparties; when replies were not received, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ Deloitte & Touche LLP
New York, New York
December 21, 2023

We have served as the auditor of one or more Lord Abbett Family of Funds’ investment companies since 1932.

Investments in Underlying Funds (unaudited)

Alpha Strategy Fund invests in Underlying Funds managed by Lord Abbett. As of October 31, 2023, Alpha Strategy Fund’s long-term investments were allocated among the Underlying Funds as follows:

Alpha Strategy Fund’s Investments:

Underlying Fund Name	%
Lord Abbett Developing Growth Fund, Inc. - Class I	18.93%
Lord Abbett Securities Trust-Focused Small Cap Value Fund - Class I	10.44%
Lord Abbett Securities Trust-International Opportunities Fund - Class I	20.67%
Lord Abbett Securities Trust-Micro Cap Growth Fund - Class I	8.93%
Lord Abbett Research Fund, Inc.-Small Cap Value Fund - Class I	20.42%
Lord Abbett Securities Trust-Value Opportunities Fund - Class I	20.61%
Total	100.00%

The Ten Largest Holdings and the Holdings by Sector, as of October 31, 2023, for each Underlying Fund are presented below. Each Underlying Fund’s annual and semiannual reports, which are sent to shareholders and filed with the SEC, contain information about the Underlying Fund’s portfolio holdings, including a complete schedule of holdings. A complete schedule of holdings for each Underlying Fund is also filed with the SEC on Form N-PORT as of the end of each respective Underlying Fund’s first and third quarters. In addition, on or about the first day of the second month following each calendar quarter-end, each Fund makes publicly available a complete schedule of its portfolio holdings as of the last day of each such quarter. The information for the most recently ended calendar quarter may be viewed at www.lordabbett.com or requested at no charge by calling Lord Abbett at 888-522-2388.

Lord Abbett Developing Growth Fund, Inc.

Ten Largest Holdings	% of Investments
Remitly Global, Inc.	3.44%
Duolingo, Inc.	2.72%
AeroVironment, Inc.	2.33%
Rambus, Inc.	2.24%
Krystal Biotech, Inc.	2.18%
Flywire Corp.	2.12%
Comfort Systems USA, Inc.	2.00%
Confluent, Inc.	1.97%
EMCOR Group, Inc.	1.96%
Samsara, Inc.	1.95%

Holdings by Sector	% of Investments
Communication Services	2.12%
Consumer Discretionary	8.98%
Consumer Staples	5.58%
Energy	1.48%
Financials	7.84%
Health Care	18.00%
Industrials	24.73%
Information Technology	28.76%
Money Market Funds	0.97%
Time Deposits	0.11%
Repurchase Agreements	1.43%
Total	100.00%

Investments in Underlying Funds (unaudited) (continued)

Lord Abbett Securities Trust - Focused Small Cap Value Fund

Ten Largest Holdings	% of Investments
TechnipFMC PLC	4.11%
Permian Resources Corp.	3.78%
MEG Energy Corp.	3.31%
Brady Corp.	3.21%
MRC Global, Inc.	2.83%
RenaissanceRe Holdings Ltd.	2.82%
Bancorp, Inc.	2.77%
WNS Holdings Ltd.	2.74%
Masonite International Corp.	2.73%
Belden, Inc.	2.65%

Holdings by Sector	% of Investments
Communication Services	4.02%
Consumer Discretionary	10.73%
Consumer Staples	2.14%
Energy	11.19%
Financials	27.93%
Health Care	5.49%
Industrials	19.89%
Information Technology	11.34%
Materials	4.08%
Real Estate	2.38%
Repurchase Agreements	0.81%
Total	100.00%

Lord Abbett Securities Trust - International Opportunities Fund

Ten Largest Holdings	% of Investments
B&M European Value Retail SA	1.93%
REN - Redes Energeticas Nacionais SGPS SA	1.84%
Man Group PLC	1.77%
Okinawa Cellular Telephone Co.	1.72%
Britvic PLC	1.71%
PALTAC Corp.	1.62%
Nichirei Corp.	1.61%
Freenet AG	1.58%
Chemring Group PLC	1.57%
Saizeriya Co. Ltd.	1.57%

Holdings by Sector	% of Investments
Communication Services	4.69%
Consumer Discretionary	13.51%
Consumer Staples	8.52%
Energy	3.91%
Financials	19.02%
Health Care	7.76%
Industrials	9.68%
Information Technology	12.98%
Materials	10.72%
Real Estate	1.10%
Utilities	2.05%
Money Market Funds	0.02%
Time Deposits	0.00%
Repurchase Agreements	6.04%
Total	100.00%

Investments in Underlying Funds (unaudited) (continued)

Lord Abbett Securities Trust - Micro Cap Growth Fund

Ten Largest Holdings	% of Investments
Remitly Global, Inc.	3.58%
AeroVironment, Inc.	2.79%
Flywire Corp.	2.73%
Rambus, Inc.	2.63%
Krystal Biotech, Inc.	2.61%
Sterling Infrastructure, Inc.	2.60%
RxSight, Inc.	2.38%
AvidXchange Holdings, Inc.	2.37%
Varonis Systems, Inc.	2.30%
ICF International, Inc.	2.26%

Holdings by Sector	% of Investments
Communication Services	3.68%
Consumer Discretionary	12.21%
Consumer Staples	5.78%
Financials	11.57%
Health Care	24.32%
Industrials	17.24%
Information Technology	20.55%
Money Market Funds	2.87%
Time Deposits	0.32%
Repurchase Agreements	1.46%
Total	100.00%

Lord Abbett Research Fund, Inc. - Small Cap Value Fund

Ten Largest Holdings	% of Investments
Permian Resources Corp.	3.52%
TechnipFMC PLC	3.35%
MEG Energy Corp.	2.63%
Bancorp, Inc.	2.13%
CommVault Systems, Inc.	2.11%
FormFactor, Inc.	2.03%
Masonite International Corp.	2.03%
RenaissanceRe Holdings Ltd.	1.91%
Spectrum Brands Holdings, Inc.	1.86%
SP Plus Corp.	1.86%

Investments in Underlying Funds (unaudited) (concluded)

Holdings by Sector	% of Investments
Communication Services	3.33%
Consumer Discretionary	10.74%
Consumer Staples	3.69%
Energy	11.05%
Financials	23.71%
Health Care	4.45%
Industrials	20.76%
Information Technology	11.93%
Materials	4.61%
Real Estate	3.11%
Utilities	0.76%
Repurchase Agreements	1.86%
Total	100.00%

Lord Abbett Securities Trust - Value Opportunities Fund

Ten Largest Holdings	% of Investments
Molina Healthcare, Inc.	2.92%
Chesapeake Energy Corp.	2.55%
AerCap Holdings NV	2.48%
Cboe Global Markets, Inc.	2.44%
Permian Resources Corp.	2.27%
STERIS PLC	2.20%
BJ’s Wholesale Club Holdings, Inc.	2.15%
EMCOR Group, Inc.	2.12%
CommVault Systems, Inc.	2.06%
Booz Allen Hamilton Holding Corp.	1.98%

Holdings by Sector	% of Investments
Communication Services	1.56%
Consumer Discretionary	11.31%
Consumer Staples	2.16%
Energy	5.96%
Financials	16.95%
Health Care	12.03%
Industrials	18.05%
Information Technology	16.46%
Materials	7.25%
Real Estate	4.01%
Utilities	2.69%
Repurchase Agreements	1.57%
Total	100.00%

Basic Information About Management

The Board is responsible for the management of the business and affairs of the Fund in accordance with the laws of the state of organization. The Board elects officers who are responsible for the day-to-day operations of the Fund and who execute policies authorized by the Board. The Board also approves an investment adviser to the Fund and continues to monitor the cost and quality of the services the investment adviser provides, and annually considers whether to renew the contract with the investment adviser. Generally, each Board member holds office until his/her successor is elected and qualified or until his/her earlier resignation or removal, as provided in the Fund’s organizational documents.

Lord, Abbett & Co. LLC (“Lord Abbett”), a Delaware limited liability company, is the Fund’s investment adviser. Designated Lord Abbett personnel are responsible for the day-to-day management of the Fund.

Independent Board Members

The following Independent Board Members also are board members of each of the 15 investment companies in the Lord Abbett Family of Funds, which consist of 64 investment portfolios.

Name, Address and Year of Birth	Current Position and Length of Service with the Fund	Principal Occupation and Other Directorships During the Past Five Years
Evelyn E. Guernsey Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1955)	Board member since 2011; Vice Chair since 2023	Principal Occupation: None. Other Directorships: None.
Julie A. Hill Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1946)	Board member since 2004

Principal Occupation: Owner and CEO of The Hill Company, a business consulting firm (since 1998).

Other Directorships: Currently serves as Director of Columbia Care (CCHW) (since 2021). Previously served as Director of Anthem, Inc., a health benefits company (1994–2021).

Kathleen M. Lutito Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1963)	Board member since 2017	Principal Occupation: President and Chief Investment Officer of CenturyLink Investment Management Company (since 2006). Other Directorships: None.
James M. McTaggart Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1947)	Board member since 2012	Principal Occupation: Owner of McTaggart LLC (since 2011). Other Directorships: None.
Charles O. Prince Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1950)	Board member since 2019	Principal Occupation: None. Formerly Chair and Chief Executive Officer, Citigroup, Inc. (Retired 2007).

Other Directorships: Previously served as Director of Johnson & Johnson (2005–2022); Director of Xerox Corporation (2007–2018).

Basic Information About Management (continued)

Name, Address and Year of Birth	Current Position and Length of Service with the Fund	Principal Occupation and Other Directorships During the Past Five Years
Karla M. Rabusch Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1959)	Board member since 2017	Principal Occupation: President and Director of Wells Fargo Funds Management, LLC (2003–2017); President of Wells Fargo Funds (2003–2016). Other Directorships: None.
Lorin Patrick Taylor Radtke Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1968)	Board member since 2021

Principal Occupation: Partner and Co-Founder of M Seven 8 Partners LLC, a venture capital firm (since 2016). Formerly Partner, Goldman Sachs (1992–2016).

Other Directorships: Currently serves as Director of Assured Guaranty (since 2021); Virtual Combine (since 2018). Previously served as Director of SummerMoon Coffee (2022); Mariposa Family Learning (2021–2022).

Leah Song Richardson Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1966)	Board member since 2021

Principal Occupation: President of Colorado College (since 2021). Formerly Dean at University of California, Irvine–School of Law (2017–2021); Professor of Law at University of California, Irvine (2014–2017).

Other Directorships: None.

Mark A. Schmid Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1959)	Board member since 2016

Principal Occupation: Vice President and Chief Investment Officer of the University of Chicago (2009–2021).

Other Directorships: Currently serves as Director of Underwriters Laboratories Research Institute (since 2022).

James L.L. Tullis Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302	Board member since 2006; Chair since 2017	Principal Occupation: Chair of Tullis Health Investors–FL LLC (since 2019, CEO from 2012–2018); Formerly CEO of Tullis-Dickerson and Co. Inc., a venture capital management firm (1990–2016).

Other Directorships: Currently serves as Chair of Crane Co. (since 2020, Director since 1998), Director of Crane NXT, Co. (since 2023), Director of Alphatec Spine (since 2018). Previously served as Director of Exagen Inc. (2019–2023); Director of electroCore, Inc. (2018–2020).

Interested Board Members

Mr. Sieg is affiliated with Lord Abbett and is an “interested person” of the Fund as defined in the Act. Mr. Sieg is a board member of each of the 15 investment companies in the Lord Abbett Family of Funds, which consist of 64 investment portfolios. Mr. Sieg is an officer of the Lord Abbett Family of Funds.

Name, Address and Year of Birth	Current Position and Length of Service with the Fund	Principal Occupation and Other Directorships During the Past Five Years
Douglas B. Sieg Lord, Abbett & Co. LLC 90 Hudson Street Jersey City, NJ 07302 (1969)	Board member since 2016	Principal Occupation: Managing Partner of Lord Abbett (since 2018). Formerly Head of Client Services, joined Lord Abbett in 1994. Other Directorships: None.

Basic Information About Management (continued)

Officers

None of the officers listed below have received compensation from the Fund. All of the officers of the Fund also may be officers of the other Lord Abbett Funds and maintain offices at 90 Hudson Street, Jersey City, NJ 07302. Unless otherwise indicated, the position(s) and title(s) listed under the “Principal Occupation During the Past Five Years” column indicate each officer’s position(s) and title(s) with Lord Abbett. Each officer serves for an indefinite term (i.e., until his or her death, resignation, retirement, or removal).

Name and Year of Birth	Current Position with the Fund	Length of Service of Current Position	Principal Occupation During the Past Five Years
Douglas B. Sieg (1969)	President and Chief Executive Officer	Elected as President and Chief Executive Officer in 2018	Managing Partner of Lord Abbett (since 2018). Formerly Head of Client Services, joined Lord Abbett in 1994.
Jackson C. Chan (1964)	AML Compliance Officer	Elected in 2018	Deputy Chief Compliance Officer and Director of Regulatory Affairs, joined Lord Abbett in 2014.
Nicholas D. Emguschowa (1986)	Data Protection Officer	Elected in 2022	Assistant General Counsel, joined Lord Abbett in 2018 and was formerly Associate at Shearman & Sterling (2014–2018).
Brooke A. Fapohunda (1975)	Vice President, Secretary and Chief Legal Officer	Elected in 2023	Partner and Senior Counsel, joined Lord Abbett in 2006.
Michael J. Hebert (1976)	Chief Financial Officer and Treasurer	Elected as Chief Financial Officer and Treasurer in 2021	Head of Global Fund Finance, joined Lord Abbett in 2021 and was formerly Vice President at Eaton Vance Management (EVM) (2014–2021) and Calvert Research & Management (CRM) (2016–2021), and Assistant Treasurer of registered investment companies managed, advised or administered by EVM and CRM during such years.
Parker J. Milender (1989)	Vice President and Assistant Secretary	Elected in 2023	Counsel, joined Lord Abbett in 2021 and was formerly an Associate at Milbank LLP (2017–2021).

Basic Information About Management (concluded)

Name and Year of Birth	Current Position with the Fund	Length of Service of Current Position	Principal Occupation During the Past Five Years
Mary Ann Picciotto (1973)	Chief Compliance Officer	Elected in 2023	Managing Director and Global Chief Compliance Officer, joined Lord Abbett in 2023 and was formerly Vice President and Head of Global Compliance at T. Rowe Price (2019–2023) and Senior Vice President, Head of Compliance at OppenheimerFunds, Inc. (2014–2019).
Matthew A. Press (1987)	Vice President and Assistant Secretary	Elected in 2023	Counsel, joined Lord Abbett in 2022 and was formerly an Associate at Clifford Chance US LLP (2014–2022).
Randolph A. Stuzin (1963)	Vice President and Assistant Secretary	Elected in 2023	Partner and Chief Legal Officer, joined Lord Abbett in 2023 and was formerly Partner and General Counsel at King Street Capital Management (2014–2023).
Victoria Zozulya (1983)	Vice President and Assistant Secretary	Elected in 2022	Counsel, joined Lord Abbett in 2022 and was formerly Senior Director and Counsel at Equitable (2018–2022) and Assistant General Counsel at Neuberger Berman (2014–2018).

Please call 888-522-2388 for a copy of the statement of additional information, which contains further information about the Fund’s Board members. It is available free upon request.

Liquidity Risk Management Program

Pursuant to Rule 22e-4 under the 1940 Act, each Fund has adopted a Liquidity Risk Management Program and Policy (“Program”). The Program is designed to assess, manage and periodically review each Fund’s liquidity risk. Liquidity risk is defined under Rule 22e-4 as the risk that each Fund could not meet redemption requests without significant dilution of remaining investors’ interests in the Fund. The Board has appointed Lord Abbett as the administrator for each Fund’s Program. At the May 17, 2023 meeting, Lord Abbett provided the Board with a report addressing the operation of the Program and assessing its adequacy and effectiveness of implementation for the period April 1, 2022 through March 31, 2023. Lord Abbett reported that the Program operated effectively during the period. In particular, Lord Abbett reported that: no Fund breached its 15% limit on illiquid investments at any point during the period and all regulatory reporting related to Rule 22e-4 was completed on time and without issue during the period. There can be no assurance that the Program will achieve its objectives in the future. Please refer to the Funds’ prospectus for more information regarding each Fund’s exposure to liquidity risk and other principal risks to which an investment in each Fund may be subject.

Householding

The Trust has adopted a policy that allows it to send only one copy of each Fund’s prospectus, proxy material, annual report and semiannual report (or related notice of internet availability of annual report and semiannual report) to certain shareholders residing at the same “household.” This reduces Fund expenses, which benefits you and other shareholders. If you need additional copies or do not want your mailings to be “householded,” please call Lord Abbett at 888-522-2388 or send a written request with your name, the name of your fund or funds and your account number or numbers to Lord Abbett Funds Service Center, P.O. Box 534489, Pittsburgh, PA 15253-4489 (regular mail) or 500 Ross Street 154-0520, Attention: 534489, Pittsburgh, PA 15262 (overnight mail).

Proxy Voting Policies, Procedures and Records

A description of the policies and procedures that Lord Abbett uses to vote proxies related to each Fund’s portfolio securities, and information on how Lord Abbett voted each Fund’s proxies during the 12-month period ended June 30 are available without charge, upon request, (i) by calling 888-522-2388; (ii) on Lord Abbett’s website at www.lordabbett.com; and (iii) on the Securities and Exchange Commission’s (“SEC”) website at www.sec.gov.

Shareholder Reports and Quarterly Portfolio Disclosure

The Funds are required to file their complete schedule of portfolio holdings with the SEC for their first and third fiscal quarters as an attachment to Form N-PORT. Copies of the filings are available without charge, upon request on the SEC’s website at www.sec.gov and may be available by calling Lord Abbett at 888-522-2388.

Tax Information (unaudited)

The percentages below reflect the portion of ordinary income distributions that are eligible for the corporate dividend received deduction (DRD) and qualified dividend income (QDI) for individual shareholders:

Fund	DRD	QDI
Alpha Strategy Fund	86%	100%
Focused Large Cap Value Fund	100%	100%
Focused Small Cap Value Fund	100%	100%
Fundamental Equity Fund	100%	100%
Global Equity Fund	86%	100%
Health Care Fund	100%	100%
International Equity Fund	4%	100%
International Opportunities Fund	0%	100%
International Value Fund	1%	100%
Value Opportunities Fund	100%	100%

Of the distributions paid to the shareholders during the most recently ended fiscal year, the following amounts represent long-term capital gains:

Fund	Long-Term Capital Gains
Alpha Strategy Fund	$ 39,382,468
Focused Small Cap Value Fund	4,263,823
Fundamental Equity Fund	79,919,869
Global Equity Fund	3,481
Value Opportunities Fund	100,780,285

The Funds listed below intend to pass through foreign source income and foreign taxes as follows:

Fund	Foreign Source Income	Foreign Taxes
Alpha Strategy Fund	$ 2,175,853	$279,772
International Equity Fund	6,559,777	346,372
International Opportunities Fund	5,815,582	736,373
International Value Fund	10,919,764	648,120

This report, when not used for the general information of shareholders of the Fund, is to be distributed only if preceded or accompanied by a current fund prospectus.

Lord Abbett mutual fund shares are distributed by
LORD ABBETT DISTRIBUTOR LLC.

Lord Abbett Securities Trust

Lord Abbett Alpha Strategy Fund

Lord Abbett Focused Growth Fund

Lord Abbett Focused Large Cap Value Fund

Lord Abbett Focused Small Cap Value Fund

Lord Abbett Fundamental Equity Fund

Lord Abbett Global Equity Fund

Lord Abbett Growth Leaders Fund

Lord Abbett Health Care Fund

Lord Abbett International Equity Fund

Lord Abbett International Opportunities Fund

Lord Abbett International Value Fund

Lord Abbett Micro-Cap Growth Fund

Lord Abbett Value Opportunities Fund

LST-2 (12/23)

Item 2:	Code of Ethics.
(a)	In accordance with applicable requirements, the Registrant adopted a Sarbanes-Oxley Code of Ethics on June 19, 2003 that applies to the principal executive officer and senior financial officers of the Registrant (“Code of Ethics”). The Code of Ethics was in effect during the fiscal year ended October 31, 2023 (the “Period”).

(b)	Not applicable.

(c)	The Registrant has not amended the Code of Ethics as described in Form N-CSR during the Period.

(d)	The Registrant has not granted any waiver, including an implicit waiver, from a provision of the Code of Ethics as described in Form N-CSR during the Period.

(e)	Not applicable.

(f)	See Item 13(a)(1) concerning the filing of the Code of Ethics.

Item 3:	Audit Committee Financial Expert.

The Registrant’s board of trustees has determined that each of the following independent trustees who are members of the audit committee is an audit committee financial expert: Evelyn E. Guernsey, Karla M. Rabusch and Mark A. Schmid. Each of these persons is independent within the meaning of the Form N-CSR.

Item 4:	Principal Accountant Fees and Services.

In response to sections (a), (b), (c) and (d) of Item 4, the aggregate fees billed to the Registrant for the fiscal years ended October 31, 2023 and 2022 by the Registrant’s principal accounting firm, Deloitte & Touche LLP, the member firms of Deloitte Touche Tohmatsu and their respective affiliates (collectively, “Deloitte”) were as follows:

	Fiscal year ended:
	2023	2022
Audit Fees {a}	$534,000	$558,000
Audit-Related Fees	- 0 -	- 0 -
Total audit and audit-related fees	534,000	558,000
Tax Fees	- 0 -	- 0 -
All Other Fees {b}	$ 53,865	$ 58,358
Total Fees	$587,865	$616,358

{a}	Consists of fees for audits of the Registrant’s annual financial statements.

{b}	Fees for the fiscal year ended October 31, 2023 and 2022 consist of fees for services related to the recovery of excess dividend withholding taxes in certain jurisdictions.

(e) (1)	Pursuant to Rule 2-01(c) (7) of Regulation S-X, the Registrant’s Audit Committee has adopted pre-approval policies and procedures. Such policies and procedures generally provide that the Audit Committee must pre-approve:

•	any audit, audit-related, tax, and other services to be provided to the Lord Abbett Funds, including the Registrant, and

•	any audit-related, tax, and other services to be provided to the Registrant’s investment adviser and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to one or more Funds comprising the Registrant if the engagement relates directly to operations and financial reporting of a Fund, by the independent auditor to assure that the provision of such services does not impair the auditor’s independence.

The Audit Committee has delegated pre-approval authority to its Chair, subject to a fee limit of $10,000 per event, and not to exceed $25,000 annually. The Chair will report any pre-approval decisions to the Audit Committee at its next scheduled meeting. Unless a type of service to be provided by the independent auditor has received general pre-approval, it must be pre-approved by the Audit Committee. Any proposed services exceeding pre-approved cost levels will require specific pre-approval by the Audit Committee.

(e) (2)	The Registrant’s Audit Committee has approved 100% of the services described in paragraphs (b) through (d) of this Item 4, no amount was approved by the Audit Committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)	Not applicable.

(g)	The aggregate non-audit fees billed by Deloitte for services rendered to the Registrant are shown above in the response to Item 4 (a), (b), (c) and (d) as “All Other Fees”.

The aggregate non-audit fees billed by Deloitte for services rendered to the Registrant’s investment adviser, Lord, Abbett & Co. LLC (“Lord Abbett”), for the fiscal years ended October 31, 2023 and 2022 were:

	Fiscal year ended:
	2023	2022
All Other Fees {a}	$230,000	$270,000

{a}	Consist of fees for Independent Services Auditors’ Report on Controls Placed in Operation and Tests of Operating Effectiveness related to Lord Abbett’s Asset Management Services (“SOC-1 Report”).

The aggregate non-audit fees billed by Deloitte for services rendered to entities under the common control of Lord Abbett for the fiscal years ended October 31, 2023 and 2022 were:

	Fiscal year ended:
	2023	2022
All Other Fees	$ - 0 -	$ - 0 -

(h)	The Registrant’s Audit Committee has considered the provision of non-audit services that were rendered to the Registrant’s investment adviser, and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the Registrant, that were not pre-approved pursuant to Rule 2-01 (c)(7)(ii) of Regulation S-X and has determined that the provision of such services is compatible with maintaining Deloitte’s independence.

(i)	Not Applicable.

(j)	Not Applicable.

Item 5:	Audit Committee of Listed Registrants.

Not applicable.

Item 6:	Investments.

The Schedule of Investments is included as part of the Reports to Shareholders under Item 1.

Item 7:	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8:	Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9:	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10:	Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11:	Controls and Procedures.
(a)	The principal executive officer and principal financial & accounting officer have concluded as of a date within 90 days of the filing date of this report, based on their evaluation of the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940), that the design of such procedures is effective to provide reasonable assurance that material information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the time periods specified in the Commission’s rules and forms.

(b)	There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12:	Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 13:	Exhibits.
(a)(1)	The Lord Abbett Family of Funds Sarbanes-Oxley Code of Ethics for the Principal Executive Officer and Senior Financial Officers is attached hereto as part of EX-99.CODEETH.

(a)(2)	Certification of each Principal Executive Officer and Principal Financial Officer of the Registrant as required by Rule 30a-2 under the Investment Company Act of 1940 is attached hereto as a part of EX-99.CERT.

(b)	Certification of each Principal Executive Officer and Principal Financial Officer of the Registrant as required by Section 906 of the Sarbanes-Oxley Act of 2002 is provided as a part of EX-99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

LORD ABBETT SECURITIES TRUST

By:	/s/ Douglas B. Sieg
Douglas B. Sieg
President and Chief Executive Officer

Date: December 21, 2023

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/ Douglas B. Sieg
Douglas B. Sieg
President and Chief Executive Officer

Date: December 21, 2023

By:	/s/ Michael J. Hebert
Michael J. Hebert
Chief Financial Officer and Treasurer

Date: December 21, 2023